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                                                                   Exhibit 10.1


                                                               [EXECUTION COPY]





===============================================================================




                              AMENDED AND RESTATED
                                CREDIT AGREEMENT



                                  by and among



                         WINDMERE-DURABLE HOLDINGS, INC.
                                  as Borrower,


                        NATIONSBANK, NATIONAL ASSOCIATION
                             as Agent and as Lender,

                                       and

                THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME




                                 August 7, 1998




===============================================================================

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                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I Definitions and Terms...................................................................................2
   I.1............................................................................................................2
   I.2. Definitions...............................................................................................3
   I.3. Rules of Interpretation..................................................................................35
ARTICLE II The Term Loans........................................................................................37
   II.1. Term Loans..............................................................................................37
   II.2. Payment of Principal....................................................................................37
   II.3. Payment of Interest.....................................................................................38
   II.4. Manner of Payment.......................................................................................38
   II.5. Optional Prepayments....................................................................................39
   II.6. Mandatory Prepayments...................................................................................39
   II.7. Term Notes..............................................................................................41
   II.8. Interest Periods........................................................................................41
   II.9. Conversions and Elections of Subsequent Interest Periods................................................42
   II.10. Pro Rata Payments......................................................................................42
   II.11. Use of Proceeds........................................................................................43
ARTICLE III The Revolving Credit Facility........................................................................44
   III.1. Revolving Loans........................................................................................44
   III.2. Payment of Interest....................................................................................46
   III.3. Payment of Principal...................................................................................47
   III.4. Manner of Payment......................................................................................47
   III.5. Revolving Notes and Swing Line Notes...................................................................48
   III.6. Pro Rata Payments......................................................................................48
   III.7. Optional Commitment Reductions.........................................................................48
   III.8. Conversions and Elections of Subsequent Interest Periods...............................................49
   III.9. Increase and Decrease in Amounts.......................................................................49
   III.10. Unused Fee............................................................................................50
   III.11. Deficiency Advances; Failure to Purchase Participations...............................................50
   III.12. Use of Proceeds.......................................................................................51
   III.13. Swing Line............................................................................................51
ARTICLE IV Letters of Credit.....................................................................................53
   IV.1. Letters of Credit.......................................................................................53
   IV.2. Reimbursement...........................................................................................53
   IV.3. Letter of Credit Facility Fees..........................................................................57
   IV.4. Administrative Fees.....................................................................................57
ARTICLE V Security...............................................................................................58
   V.1. Security Interest........................................................................................58
   V.2. Stock Pledge.............................................................................................58
   V.3. Guaranty.................................................................................................58
   V.4. Mortgages................................................................................................59
   V.5. Intellectual Property....................................................................................59
   V.6. Information Regarding Collateral.........................................................................59
   V.7. Further Assurances.......................................................................................60
ARTICLE VI Change in Circumstances...............................................................................61
   VI.1. Increased Cost and Reduced Return.......................................................................61
   VI.2. Limitation on Types of Loans............................................................................62
   VI.3. Illegality..............................................................................................63
   VI.4. Treatment of Affected Loans.............................................................................63
   VI.5. Compensation............................................................................................63

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
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
   VI.6. Taxes...................................................................................................64
   VI.7. Replacement Banks.......................................................................................66
ARTICLE VII Conditions to Effectiveness..........................................................................67
   VII.1. Conditions to Effectiveness............................................................................67
   VII.2. Conditions of Loans and Letter of Credit...............................................................71
ARTICLE VIII Representations and Warranties......................................................................73
   VIII.1. Organization and Authority............................................................................73
   VIII.2. Loan Documents........................................................................................73
   VIII.3. Solvency..............................................................................................74
   VIII.4. Subsidiaries and Shareholders.........................................................................74
   VIII.5. Ownership Interests...................................................................................74
   VIII.6. Financial Condition...................................................................................74
   VIII.7. Title to Properties...................................................................................75
   VIII.8. Taxes.................................................................................................76
   VIII.9. Other Agreements......................................................................................76
   VIII.10. Litigation...........................................................................................76
   VIII.11. Margin Stock.........................................................................................76
   VIII.12. Investment Company...................................................................................76
   VIII.13. Intellectual Property................................................................................77
   VIII.14. No Untrue Statement..................................................................................77
   VIII.15. No Consents, Etc.....................................................................................77
   VIII.16. Employee Benefit Plans...............................................................................77
   VIII.17. No Default...........................................................................................79
   VIII.18. Hazardous Materials..................................................................................79
   VIII.19. Employment Matters...................................................................................79
   VIII.20. RICO.................................................................................................80
   VIII.21. Year 2000 Compliance.................................................................................80
   VIII.22. Transaction Agreement Representations................................................................80
ARTICLE IX Affirmative Covenants.................................................................................81
   IX.1. Financial Reports, Etc..................................................................................81
   IX.2. Maintain Properties and Agreements......................................................................82
   IX.3. Existence, Qualification, Etc...........................................................................83
   IX.4. Regulations and Taxes...................................................................................83
   IX.5. Insurance...............................................................................................83
   IX.6. True Books..............................................................................................83
   IX.7. Right of Inspection.....................................................................................84
   IX.8. Observe all Laws........................................................................................84
   IX.9. Covenants Extending to Other Persons....................................................................84
   IX.10. Officer's Knowledge of Default.........................................................................84
   IX.11. Suits or Other Proceedings.............................................................................84
   IX.12. Notice of Discharge of Hazardous Material or Environmental Complaint...................................84
   IX.13. Environmental Compliance...............................................................................85
   IX.14. Indemnification........................................................................................85
   IX.15. Further Assurances.....................................................................................85
   IX.16. Employee Benefit Plans.................................................................................85
   IX.17. Termination Events.....................................................................................86
   IX.18. ERISA Notices..........................................................................................86
   IX.19. Continued Operations...................................................................................86
   IX.20. Use of Proceeds........................................................................................86
   IX.21. New Subsidiaries; Minority Interests...................................................................86
ARTICLE X Negative Covenants.....................................................................................89
   X.1. Indebtedness.............................................................................................89
   X.2. Liens....................................................................................................90
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
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
   X.3. Investments; Acquisitions................................................................................91
   X.4. Merger or Transfer of Assets.............................................................................91
   X.5. Transactions with Affiliates.............................................................................92
   X.6. Compliance with ERISA....................................................................................93
   X.7. Fiscal Year..............................................................................................93
   X.8. Dissolution, etc.........................................................................................94
   X.9. Hedging Obligations......................................................................................94
   X.10. Dividends, Redemptions and Other Payments...............................................................94
   X.11. Subordinated Debt.......................................................................................94
   X.12. Defaults Under Other Agreements.........................................................................94
   X.13. Compensation; Reimbursement of Expenses.................................................................95
   X.14. Change in Accountants...................................................................................95
   X.15. Limitations on Sales and Leasebacks.....................................................................95
   X.16. Negative Pledge Clauses.................................................................................95
   X.17. Intellectual Property...................................................................................95
   X.18. Licenses................................................................................................95
   X.19. Amendment of Documents..................................................................................96
   X.20. Limitations on Certain Restrictive Covenants............................................................96
   X.21. Limitations on Business Activities......................................................................96
   X.22. Financial Covenants.....................................................................................96
ARTICLE XI Events of Default and Acceleration....................................................................99
   XI.1. Events of Default.......................................................................................99
   XI.2. Agent to Act...........................................................................................103
   XI.3. Cumulative Rights......................................................................................103
   XI.4. No Waiver..............................................................................................103
   XI.5. Allocation of Proceeds.................................................................................103
ARTICLE XII The Agent...........................................................................................105
   XII.1. Appointment, Powers, and Immunities...................................................................105
   XII.2. Reliance by Agent.....................................................................................105
   XII.3. Defaults..............................................................................................106
   XII.4. Rights as Lender......................................................................................106
   XII.5. Indemnification.......................................................................................106
   XII.6. Non-Reliance on Agent and Other Lenders...............................................................107
   XII.7. Resignation of Agent..................................................................................107
   XII.8. Fees..................................................................................................107
ARTICLE XIII Miscellaneous......................................................................................108
   XIII.1. Assignments and Participations.......................................................................108
   XIII.2. Notices..............................................................................................110
   XIII.3. Right of Set-off; Adjustments........................................................................111
   XIII.4. Survival.............................................................................................112
   XIII.5. Expenses; Indemnification............................................................................112
   XIII.6. Amendments and Waivers...............................................................................113
   XIII.7. Counterparts.........................................................................................114
   XIII.8. Termination..........................................................................................114
   XIII.9. Confidentiality......................................................................................114
   XIII.10. Severability........................................................................................115
   XIII.11. Entire Agreement....................................................................................115
   XIII.12. Agreement Controls..................................................................................115
   XIII.13. Usury Savings Clause................................................................................115
   XIII.14. Governing Law; Waiver of Jury Trial.................................................................116
     EXHIBIT A Applicable Commitment Percentages.................................................................26
     EXHIBIT B Form of Assignment and Acceptance..................................................................1
     EXHIBIT C Notice of Appointment (or Revocation) of Authorized Representative.................................1

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
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
     EXHIBIT D-1 Form of Borrowing Notice.........................................................................1
     EXHIBIT D-2 Form of Borrowing Notice--Swing Line Loans.......................................................1
     EXHIBIT E Form of Interest Rate Selection Notice.............................................................1
     EXHIBIT F-1 Form of Term Note A..............................................................................1
     EXHIBIT F-2 Form of Term Note B..............................................................................1
     EXHIBIT F-3 Form of Revolving Note...........................................................................1
     EXHIBIT F-4 Form of Swing Line Note..........................................................................1
     EXHIBIT G FORM OF STOCK PLEDGE AGREEMENT STOCK PLEDGE AGREEMENTTHIS STOCK PLEDGE AGREEMENT (this.............1
     EXHIBIT I FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT...................................................1
     EXHIBIT J FORM OF FACILITY GUARANTY..........................................................................1
     EXHIBIT K FORM OF BORROWING BASE CERTIFICATE.................................................................1
     EXHIBIT L FORM OF COMPLIANCE CERTIFICATE.....................................................................1
     EXHIBIT M LANDLORD WAIVER AND ESTOPPEL CERTIFICATETO: NationsBank, N.A.Independence Center, NC1
     001-15-04Charlotte, North Carolina  28255Attention:  _______________, Agency
     Services________________________________________________ (the................................................1
     EXHIBIT O FORM OF MORTGAGE...................................................................................1
ARTICLE ________`_ DEFINITIONS....................................................................................5
   _ Definitions..................................................................................................5
   _ Defined Terms...............................................................................................13
ARTICLE ________`_ GRANT.........................................................................................14
   _ Grant.......................................................................................................14
   _ Defeasance and Reconveyance.................................................................................14
   _ Provisions Concerning Particular States.....................................................................15
   _ Credit Agreement............................................................................................17
ARTICLE ________`_ WARRANTIES AND REPRESENTATIONS................................................................18
   _ Title to Mortgaged Property and Lien of this Instrument.....................................................18
   _ [Intentionally Omitted].....................................................................................18
   _ Encumbered Leases...........................................................................................18
   _ Powers of Termination and Rights of Reverter................................................................19
   _ Wetlands....................................................................................................19
   _ Environmental Matters.......................................................................................20
ARTICLE ________`_ AFFIRMATIVE COVENANTS.........................................................................21
   _ Payment and Performance.....................................................................................21
   _ Compliance with Legal Requirements..........................................................................21
   _ Lien Status.................................................................................................21
   _ Payment of Impositions and Other Amounts....................................................................21
   _ Repair......................................................................................................22
   _ Insurance...................................................................................................23
   _ Restoration Following Casualty..............................................................................25
   _ Application of Proceeds.....................................................................................25
   _ Inspection..................................................................................................26
   _ Leases......................................................................................................26
   _ Appraisals..................................................................................................27
   _ Taxes.......................................................................................................27
   _ Collection Costs............................................................................................27
   _ [Intentionally Omitted.]....................................................................................28
   _ Estoppel Certificates.......................................................................................28
   _ Creation and Recordation of Additions and Betterments.......................................................28
   _ Consents....................................................................................................28
   _ Covenants Relating to Encumbered Leases.....................................................................28
   _ Lessor's Bankruptcy.........................................................................................29




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
   _ Proceeds of Sales of Assets.................................................................................30
   _ Change of Name or Address...................................................................................30
   _ Environmental Assessment Reports............................................................................31
   _ Notice of and Response to Environmental Complaint...........................................................31
   _ Indemnification.............................................................................................31
ARTICLE ________`_ NEGATIVE COVENANTS............................................................................33
   _ Use Violations..............................................................................................33
   _ Waste.......................................................................................................33
   _ Transfer of Mortgaged Property; Partial Release.............................................................33
   _ Rights of Reverter and Powers of Termination................................................................33
ARTICLE ________`_ DEFAULT AND FORECLOSURE.......................................................................35
   _ Remedies....................................................................................................35
   _ No Conditions Precedent to Exercise of Remedies.............................................................41
   _ Release of and Resort to Collateral.........................................................................42
   _ Waivers.....................................................................................................42
   _ Discontinuance of Proceedings...............................................................................42
   _ Application of Proceeds.....................................................................................42
   _ Cooperation.................................................................................................43
ARTICLE ________`_ CONDEMNATION..................................................................................44
   _ General.....................................................................................................44
   _ Rebuilding, Restoration and Repair..........................................................................44
ARTICLE ________`_ SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS.........................................45
   _ Assignment..................................................................................................45
   _ Collection of Rents.........................................................................................46
   _ Beneficiary's Powers of Attorney............................................................................46
   _ Grantor Remains Liable......................................................................................47
   _ Grantor's Representations and Warranties....................................................................48
   _ Grantor's Covenants.........................................................................................48
   _ Effect of Release of Mortgaged Property.....................................................................50
   _ Hold Harmless...............................................................................................50
ARTICLE ________`_ CONCERNING THE TRUSTEE........................................................................52
   _ No Required Action..........................................................................................52
   _ Certain Rights..............................................................................................52
   _ Retention of Moneys.........................................................................................52
   _ Successor Trustees..........................................................................................53
   _ Perfection of Appointment...................................................................................53
   _ Succession Instruments......................................................................................53
   _ No Representation by Trustee................................................................................53
   _ Individual Beneficiary......................................................................................54
   _ Individual Trustees.........................................................................................54
   _ Mortgage States.............................................................................................55
ARTICLE ________`_ MISCELLANEOUS.................................................................................56
   _ Performance at Grantor's Expense............................................................................56
   _ Survival of Obligations.....................................................................................56
   _ Further Assurances..........................................................................................56
   _ Recording and Filing........................................................................................56
   _ Notices.....................................................................................................56
   _ No Waiver...................................................................................................58
   _ Beneficiary's and Secured Creditors' Right to Perform the Obligations.......................................58
   _ Covenants Running with the Land.............................................................................59
   _ Successors and Assigns......................................................................................59
   _ Severability................................................................................................59
   _ Entire Agreement and Modification...........................................................................60





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
   _ APPLICABLE LAW..............................................................................................60
   _ No Partnership; Control in Grantor..........................................................................62
   _ Headings....................................................................................................63
   _ Hold Harmless...............................................................................................63
   _ Pronouns and Plurals........................................................................................63
   _ WAIVER OF TRIAL BY JURY.....................................................................................64
   _ Assignment..................................................................................................64
   _ No Merger...................................................................................................64
   _ Enforceability of Lien......................................................................................64
   _ Knowledge...................................................................................................64
   _ Best Efforts................................................................................................64
   _ Usury Savings Clause........................................................................................64
   _ Payment of Prior Encumbrances...............................................................................65
   _ Waiver......................................................................................................66
     EXHIBIT A Land or Encumbered Leases.........................................................................69
     EXHIBIT B Fee Owner of Land Underlying Encumbered Lease.....................................................70
     EXHIBIT P FORM OF BORROWER'S COUNSEL OPINION................................................................71
     Schedule 1.1 Material Leased Facilities......................................................................1
     Schedule 1.2 Material Contracts..............................................................................2
     Schedule 1.3 Existing Letters of Credit......................................................................3
     Schedule 1.4.................................................................................................4
     Schedule 5.6 Collateral Information..........................................................................1
     Schedule 8.4 Subsidiaries and Investments in Other Persons...................................................2
     Schedule 8.6(c) Consolidated Balance Sheets..................................................................3
     Schedule 8.6(d) Indebtedness and Contingent Obligations......................................................4
     Schedule 8.7  Liens..........................................................................................5
     Schedule 8.10 Litigation.....................................................................................6
     Schedule 8.13 Intellectual Property Matters..................................................................7

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                                       vi

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 7, 1998 (the "Agreement"), is made by and among WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation having its principal place of business in Miami Lakes, Florida (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("NationsBank"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 13.1 hereof (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Article XII, the "Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrower, NationsBank and the Agent are parties to that certain Credit Agreement dated as of June 26, 1998 (the "Existing Credit Agreement") pursuant to which NationsBank has made available to the Borrower credit facilities up to an aggregate amount of $345,000,000 consisting of (a) a revolving credit facility in the maximum aggregate principal amount at any time outstanding of $160,000,000, which includes (i) a letter of credit facility of $20,000,000 and (ii) a swing line facility of $10,000,000, and (b) a term loan A facility in the maximum principal amount of $90,000,000, (c) a term loan B facility in the maximum principal amount of $75,000,000 and (d) a term loan C facility in the maximum principal amount of $20,000,000; and

         WHEREAS, the Borrower has requested and NationsBank and the Agent have agreed to amend and restate the Existing Credit Agreement in its entirety in order to reflect, among other things, the prepayment of certain Loans outstanding under the Existing Credit Agreement, the replacement of the Subordinated Bridge Debt (as defined in the Existing Agreement) with the Permanent Junior Financing (as defined in the Existing Agreement), and the assignment by NationsBank of a portion of its rights and obligations under the Existing Credit Agreement to the Lenders party hereto;

         WHEREAS, NationsBank is assigning a portion of its interest in the Existing Credit Agreement to the Lenders and simultaneously with the execution of this Agreement the Lenders by their execution of this Agreement and payment to the Agent pursuant to the terms hereof of their portion of outstanding Loans will acquire interests in a portion of the Loans made pursuant to this Agreement;

         WHEREAS, the Lenders are willing to continue to make the credit facilities that remain outstanding available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby amend and restate the Existing Credit Agreement in its entirety and agree as follows:


                                    ARTICLE I

                              Definitions and Terms

          I.1 Assignment;Amendment and Restatement.

         (a) NationsBank hereby sells and assigns to each Lender, without recourse and without representation or warranty except as expressly set forth in this Section 1.1(a), and each Lender hereby purchases and assumes from NationsBank, an interest in and to the NationsBank's rights and obligations under the Existing Credit Agreement as of the date hereof equal to the percentage interest specified on Exhibit A of all outstanding rights and obligations under the Existing Credit Agreement. After giving effect to such sale and assignment, each Lender's Commitment will be as set forth on Exhibit A. NationsBank (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest has not otherwise been pledged, assigned or hypothecated by it and is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto. Each Lender (A) confirms that it has received copies of the financial statements referred to in Section 8.1 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Credit Agreement; and (B) agrees that it will, independently and without reliance upon the Agent, NationsBank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

         (b) The Borrower, the Agent and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Credit Agreement, except as otherwise provided in the next paragraph, shall be superseded by this Agreement.

         Notwithstanding the amendment and restatement of the Existing Credit Agreement by this Agreement, the Borrower shall continue to be liable to the Agent and the Lenders with respect to agreements on the part of the Borrower under the Existing Credit Agreement to indemnify and hold harmless the Agent and the Lenders from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Agent and the Lenders may be subject arising in connection with the Existing Credit Agreement and as to which the Borrower has agreed under the Existing Credit Agreement to indemnify and hold harmless the Agent and the Lenders. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Borrower under the Existing Credit Agreement and is not intended to constitute a novation of the Existing Credit Agreement. On the Closing Date a portion of the indebtedness evidenced by the notes issued under the Existing Credit Agreement shall be allocated among the Lenders in order that after giving effect thereto Lenders shall have the Revolving Credit Commitment, Term Loan A Commitment or Term Loan B Commitment, as the case be, described on Exhibit A. Except as otherwise selected by the Borrower by delivery of a Borrowing Notice or Interest Rate Selection Notice prior to the Closing Date in accordance with the terms hereof, upon the effectiveness of this Agreement all amounts outstanding and owing by Borrower under the Existing Credit Agreement as of the Closing Date, shall constitute Advances hereunder accruing interest with respect to the Base Rate Loans under the Existing Credit Agreement, at the Base Rate hereunder.

         By execution or acknowledgment of this Credit Agreement all parties hereto agree that (i) each of the Security Instruments and other Loan Documents is hereby amended such that all references to the Existing Credit Agreement and the Loans thereunder shall be deemed to refer to this Credit Agreement and the continuation of the Loans hereunder, (ii) the Facility Guaranty is reaffirmed and (iii) all security interests and liens granted under the Security Instruments shall continue and secure the Obligations hereunder and the obligations of the Guarantors under the Facility Guaranty.

         1.2 Definitions. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Acceleration Event" means the occurrence of an Event of Default and acceleration of all obligations under the Credit Agreement and the Notes pursuant to Article XI hereof.

                  "Acquisition" means the acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute any material part of the assets of such Person or of a line or lines of business conducted by such Person.

                  "Advance" means a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan or the advance of any Term Loan on the Closing Date.

                  "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock of the Borrower or 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

                  "Applicable Commitment Percentage" means, with respect to each Lender at any time, (i) with respect to the Revolving Credit Facility and the Participations, a fraction, the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, and (ii) with respect to each of the Term Loan A Facility and the Term Loan B Facility, as the case may be, a fraction, the numerator of which shall be such Lender's Term Loan A Commitment or Term Loan B Commitment, as applicable, and the denominator of which shall be the Total Term Loan A Commitment or the Total Term Loan B Commitment, as applicable, which Applicable Commitment Percentage in each case for each Lender as of the Closing Date is as set forth in Exhibit A hereto; provided that each Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with Section 13.1 hereof.

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the period of four consecutive fiscal quarters most recently ended as specified below:


           --------------------------------------------------------------------------------------------------------

                                         Applicable Margin     Applicable        Applicable         Applicable
                                          for Eurodollar       Margin for      Margin for Base    Margin for Base
                                          Rate Loans that      Eurodollar      Rate Loans that    Rate Loans that
                                           are Revolving       Rate Loans       are Revolving     are Segments of
                       Consolidated      Loans or Segments      that are          Loans or          Term Loan B
            Tier      Leverage Ratio      of Term Loan A       Segments of    Segments of Term
                                                               Term Loan B         Loan A
           --------------------------------------------------------------------------------------------------------

              I      Equal to or less          1.75%              2.75%             .75%               1.75%
                    than 4.00 to 1.00
           --------------------------------------------------------------------------------------------------------


           --------------------------------------------------------------------------------------------------------
             II     Greater than 4.00          2.00%              2.75%             1.00%              1.75%
                     to 1.00 and less
                     than or equal to
                       4.50 to 1.00
           --------------------------------------------------------------------------------------------------------

             III    Greater than 4.50          2.25%              3.00%             1.25%              2.00%
                     to 1.00 and less
                     than or equal to
                       5.00 to 1.00
           --------------------------------------------------------------------------------------------------------

             IV     Greater than 5.00          2.50%              3.00%             1.50%              2.00%
                         to 1.00
           --------------------------------------------------------------------------------------------------------

         The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to Section 9.1(a) and (b) hereof, subject to review and confirmation of such computations by the Agent, and shall be effective (the "Effective Date") commencing on the first Business Day next following the date such certificate is received (or, if earlier, the date such certificate was required to be delivered) until the first Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by Section
         9.1 hereof, then the Applicable Margin shall be Tier IV until the appropriate certificate is so delivered. From the Closing Date to the first Effective Date next following December 31, 1998 (the "Initial Period"), the Applicable Margin shall be as set forth in Tier IV; provided further, however, that if the Stock Offering is consummated prior to the end of the Initial Period, the Applicable Margin shall be as set forth in Tier III for the remainder of the Initial Period; and provided further, however, that for the Determination Dates occurring December 31, 1998 and March 31, 1999 the calculation of Consolidated EBITDA for determining the Consolidated Leverage Ratio (for the purposes of calculating the Applicable Margin only) shall be made as if the HPG Acquisition were consummated on January 1, 1998 and shall include such pro forma adjustments as were permitted in the Registration Statement, all in form satisfactory to the Agent.

                  "Applicable Period" means (i) for the fiscal quarter of the Borrower and its Subsidiaries ending June 30, 1999 and each fiscal quarter of the Borrower and its Subsidiaries thereafter, a Four-Quarter Period, and (ii) for the fiscal quarters of the Borrower and its Subsidiaries ending September 30, 1998, December 31, 1998, and March 31, 1999 the one, two and three fiscal quarter periods ending on such dates. For purposes of determining the Consolidated Leverage Ratio, the Consolidated Interest Coverage Ratio and the Consolidated Fixed Charge Ratio for the one, two or three fiscal quarter periods of the Borrower and its Subsidiaries ending September 30, 1998, December 31, 1998 and March 31, 1999, Consolidated EBITDA, Consolidated Interest Expense and Consolidated Fixed Charges shall be determined by multiplying Consolidated EBITDA, Consolidated Interest Expense and Consolidated Fixed Charges (other than required principal payments) for such periods by four, two and four-thirds, respectively. Commencing with the fiscal quarter ending June 30, 1999 and thereafter, such ratios shall be calculated for a Four-Quarter Period.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

                  "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans, and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Approved Receivables Factoring Program" means the receivables factoring program to be entered into with the Factor on or about the date hereof or any other similar factoring or receivables insurance program of the Borrower or its Subsidiaries approved in writing by the Required Lenders, in each case, such program to be applicable only to accounts receivable from Foreign Account Debtors (as defined in the definition of "Eligible Receivables") and subject to the Intercreditor Agreement.

                  "Approved Stock Option Plan" means (a) each stock option plan (whether relating to employees or directors) or agreement pursuant to which the options listed on Schedule 1.4 hereto are listed and (b) any executive or employee stock option or incentive plan hereafter adopted by the board of directors of the Borrower.

                  "Asheboro Facility" means the manufacturing facility of the Seller leased by the Borrower and located at 1758 Fayetteville Street, Asheboro, North Carolina 27203.

                  "Asset Disposition" means any voluntary disposition, whether by sale, lease or transfer, other than as permitted under Section 10.4 hereof, of (a) any or all of the assets, excluding cash and cash equivalents, of the Borrower or its Subsidiaries, and (b) any of the capital stock, or securities or investments exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive any of the capital stock, of any Person (other than a disposition to a Guarantor).

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of Exhibit B hereto (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 13.1 hereof.

                  "Authorized Representative" means any of the President or any Vice President of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower, or any other Person expressly designated by the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C hereto.

                  "Base Rate" means, for any day, the sum of (a) higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day, plus (b) the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means a Revolving Loan or Segment of a Term Loan for which the rate of interest is determined by reference to the Base Rate.

                  "Base Rate Refunding Loan" means a Base Rate Loan made either
         (i) to satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit or (ii) to pay NationsBank in respect of Swing Line Outstandings.

                  "Base Rate Segment" means a Segment bearing interest or to bear interest at the Base Rate.

                  "Black & Decker License Agreement" means that certain Trademark License Agreement dated as of June 26, 2998 among The Black & Decker Corporation and the Borrower.

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

                  "Borrower's Account" means a demand deposit account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent.

                  "Borrowing Base" means, as of the date of determination thereof, (i) Eligible Receivables multiplied by 85% plus (ii) the value, determined at the lower of cost or market value in accordance with GAAP, of all Eligible Inventory multiplied by (a) for the period from July 1 through December 31 of each year, 65% and (b) at all other times, 50%, less (iii) 50% of the aggregate amount of all Indebtedness of Foreign Subsidiaries permitted under Section 10.1(i) outstanding as of such date of determination; provided, however, at no time shall the amount of the Borrowing Base attributable to Eligible Inventory exceed the amount of the Borrowing Base attributable to Eligible Receivables.

                  "Borrowing Base Certificate" means a certificate of an Authorized Representative in the form attached hereto as Exhibit K hereto.

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility or a Swing Line Loan, in the forms of Exhibits D-1 and D-2, respectively.

                  "Business Day" means, (i) with respect to any Base Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the States of New York and North Carolina are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and Charlotte, North Carolina.

                  "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, the rate used in preparation of the financial statements described in
         Section 9.1(a)) all the foregoing in accordance with GAAP applied on a Consistent Basis.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in Section 7.1 hereof have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  "Collateral" means, collectively, all property of the Borrower, any Subsidiary or any other Person in which the Agent or any Lender is granted a Lien as security for all or any portion of the Obligations under any Security Instrument.

                  "Collateral Assignment of Contracts" means that certain Collateral Assignment of Contracts dated as of June 26, 1998 by HP Mexico in favor of the Agent pursuant to which HP Mexico has collaterally assigned all of their rights and interests under certain material contracts identified therein.

                  "Commitments" means the Revolving Credit Commitment, the Letter of Credit Commitment, the Term Loan A Commitment and the Term Loan B Commitment of each Lender.

                  "Condemnation Award" means the cash proceeds received by the Borrower or any Subsidiary from any condemnation or other taking (by eminent domain or otherwise) of the whole or any part of the property of the Borrower or any Subsidiary by any Governmental Authority.

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in
         Section 8.6(a) hereof.

                  "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries, for the Applicable Period ending as of the date of determination, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income, (iv) amortization and (v) depreciation, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however, that with respect to an Acquisition that is accounted for as a "purchase", for the four fiscal quarters ending after the date of such Acquisition, Consolidated EBITDA shall include the results of operations of such acquired Person or assets, which amounts shall be determined on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interest".

                  "Consolidated Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries for any Fiscal Year, (i) Consolidated EBITDA for such period (including therein any net gain or loss, as applicable, of an extraordinary nature otherwise excluded from the calculation thereof in the definition of "Consolidated Net Income") minus (ii) the sum of, without duplication, for such period (A) Capital Expenditures, plus (B) Consolidated Interest Expense, plus (C) required principal payments on Consolidated Funded Indebtedness and optional prepayments of the Term Loans, plus (D) taxes on income paid during such period, plus (E) all cash paid as part of the cost of any Acquisition plus (F) all amounts included in the calculation of Consolidated EBITDA for the purposes of this definition to the extent such amounts are subject to the mandatory prepayment provisions of
         Section 2.6(a), (b), (c) or (e) hereof.

                  "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries for the Applicable Period, the ratio of
         (i) Consolidated EBITDA for such period less Capital Expenditures for such period to (ii) Consolidated Fixed Charges for such period.

                  "Consolidated Fixed Charges" means, with respect to Borrower and its Subsidiaries for the Applicable Period, the sum of, without duplication, (i) Consolidated Interest Expense, during such period, and
         (ii) the principal amount of Consolidated Funded Indebtedness due and payable during such period, all determined in accordance with GAAP applied on a Consistent Basis.

                 "Consolidated Funded Indebtedness" means at any time as of which the amount thereof is to be determined, all Indebtedness of the Borrower and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Interest Coverage Ratio" means, with respect to the Borrower and its Subsidiaries, for the Applicable Period, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense.

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, and (iii) the portion of any liabilities incurred in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Leverage Ratio" means, for any date for which the computation thereof is being made, the ratio of (i) Consolidated Funded Indebtedness (determined as at such date) to (ii) Consolidated EBITDA for the Applicable Period ending on (or most recently ended prior to) such date.

                  "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries less all operating and non-operating expenses (not related to extraordinary events) of the Borrower and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but excluding (for all purposes other than (x) compliance with Section 10.22(a) hereof and (y) the computation of Consolidated EBITDA utilized to determine Excess Cash Flow) in such calculation (1) the amount of any net gains on the sale, conversion or other disposition of capital assets, (2) the amount of any net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (3) the amount of any net gains on the collection of proceeds of life insurance policies, (4) any write-up of any asset, (5) any other net gain of an extraordinary nature and (6) dividends and distributions in respect of minority investments in Persons other than Subsidiaries, all as determined in accordance with GAAP applied on a Consistent Basis; provided, however, that for the purposes of determining compliance with Section 10.22(a) hereof, there shall be disregarded any increase in Consolidated Net Income upon giving effect to an

         Acquisition which results from the treatment of such Acquisition as a "pooling of interest" although such Acquisition was a "purchase" transaction for GAAP purposes.

                 "Consolidated Net Worth" means the total of Borrower's and its Subsidiaries' shareholders' equity as determined in accordance with GAAP on a Consistent Basis.

                  "Contingent Obligation" of any Person means all contingent liabilities required (or which, upon the creation or incurring thereof, would be required) to be included in the financial statements (including footnotes) of such Person in accordance with GAAP applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations of such Person however incurred:

                           (1) to purchase such Indebtedness or other obligation
                  or any property or assets constituting security therefor;

                           (2) to advance or supply funds in any manner (i) for
                  the purchase or payment of such Indebtedness or other obligation, or (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                           (3) to grant or convey any lien, security interest,
                  pledge, charge or other encumbrance on any property or assets of such Person to secure payment of such Indebtedness or other obligation;

                           (4) to lease property or to purchase securities or
                  other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                           (5) otherwise to assure the owner of the Indebtedness
                  or such obligation of the primary obligor against loss in respect thereof.

                  Contingent Obligations shall be computed at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can reasonably be expected to become an actual or matured liability of such Person.

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 2.9 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Control Subsidiary" means any entity not constituting a Subsidiary hereunder but which would otherwise be included as a subsidiary of the Borrower for consolidated financial reporting purposes in accordance with GAAP.

                  "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 2.9 or 3.8 or Article VI hereof of one Type of Loan into another Type of Loan.
                  "Core Business" means, with respect to the Borrower and its Subsidiaries, the business of manufacturing and distributing of small household and outdoor appliances, pet products and related items consistent with past practices.

                  "Cost of Acquisition" means, with respect to any Acquisition, as at the date of consummation of any such Acquisition, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of the Borrower or any Subsidiary to be transferred in connection therewith, (ii) any cash or other property and the unpaid principal amount of any debt instrument given as consideration, (iii) any Indebtedness assumed by the Borrower or its Subsidiaries in connection with such Acquisition, and (iv) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such a transaction, and other similar transaction costs so incurred. For purposes of determining the Cost of Acquisition for any transaction,
         (A) the capital stock of the Borrower shall be valued (I) at its market value as reported on the New York Stock Exchange with respect to shares that are freely tradeable, and (II) with respect to shares that are not freely tradeable, as determined by the Board of Directors of the Borrower and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 9.1(a) hereof, (B) the capital stock of any Subsidiary shall be valued as determined by the Board of Directors of the Borrower or such Subsidiary and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in Section 9.1(a) hereof, and (C) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

                  "Credit Party" means, collectively, the Borrower, each Guarantor and each other Person providing Collateral pursuant to any Security Instrument.

                  "Debt Offering" means a public or private offering of Indebtedness (including, without limitation, any security constituting Indebtedness which is exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary (other than Indebtedness among the Borrower and any Subsidiary or one Subsidiary and another Subsidiary); provided, however, the term "Debt Offering" shall not include the issuance of the Subordinated Notes.

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, Swing Line Loans and Reimbursement Obligations, at a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

                  "Direct Foreign Control Subsidiary" means any Foreign Control Subsidiary whose outstanding voting stock is owned by the Borrower or a Domestic Subsidiary.

                  "Direct Foreign Subsidiary" means any Foreign Subsidiary whose outstanding voting stock is owned by the Borrower or a Domestic Subsidiary.

                  "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  "Domestic Control Subsidiary" means any Control Subsidiary which is organized under the laws of one of the states comprising the United States of America, any territory thereof or the District of Columbia.

                  "Domestic Subsidiary" means any Subsidiary which is organized under the laws of one of the states comprising the United States of America, any territory thereof or the District of Columbia.

                  "Eligible Assignee" means (i) a Lender; (ii) an affiliate or Approved Fund of a Lender; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 13.1 hereof, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower or the Agent and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Eligible Inventory" means that domestic, Canadian and Mexican inventory owned by the Borrower or any Guarantor which is determined by the Agent in the reasonable exercise of its discretion to be Eligible Inventory; provided, however, that none of the following shall be Eligible Inventory:

                         (i) inventory that is kept in any location other than
                  the warehouses identified on Schedule 1.1 hereto as owned or leased warehouse locations;

                          (ii) inventory that is unfinished, damaged,
                  representing returned goods or is otherwise not readily marketable;

                         (iii) inventory that is subject to any Lien or
                  otherwise not in conformity with any representation or warranty contained in the Security Instruments; and

                          (iv) inventory upon which a security interest in favor
                  of the Agent for the benefit of the Lenders may not be perfected.

                  "Eligible Receivables" means (a) all accounts receivable of the Borrower or any Domestic Subsidiary owing from a Foreign Account Debtor (as defined in clause (iii) below) which are subject to an Approved Receivables Factoring Program, less any discount, reserve or similar offset or recourse to the Borrower or any Subsidiary applicable under such Approved Receivables Factoring Program, but only to the extent the Borrower or such Domestic Subsidiary shall not have assigned, transferred or otherwise conveyed such accounts receivable or received any payment in respect of such accounts receivable pursuant to such Approved Factoring Program and (b) those trade accounts receivable of the Borrower and each Domestic Subsidiary of the Borrower which are determined by the Agent in the reasonable exercise of its discretion to be an Eligible Receivable; provided, however, that none of the following shall be Eligible Receivables:

                          (ii) intercompany receivables;

                         (iii) receivables owed by the United States government
                  or any of its states, departments, agencies or instrumentalities of any thereof;

                          (iv) unless supported by a letter of credit issued by
                  a financial institution, other than NationsBank, acceptable to the Agent or as set forth in (a) above, receivables owed by any Person not a United States or Canadian citizen or corporation, partnership or other entity organized under the laws of the United States or province of Canada or the Commonwealth of Canada whose principal office is not located within the United States or Canada (a "Foreign Account Debtor");

                           (v) receivables of any customer more than 50% of
                  which receivables due the Borrower or any Domestic Subsidiaries are more than 90 days past due;

                          (vi) receivables that are due or unpaid for more than
                  ninety (90) days from the original due date thereof;

                        (vii) the portion of any receivable which is subject to
                  any offset, deduction, defense, dispute or counterclaim, so long as no contest or dispute exist and no payment is being withheld with respect to the remainder of such receivable; and

                        (viii) receivables of any customer with respect to which
                  any bankruptcy or insolvency proceeding has been commenced or filed for and no court order exists directing payment with respect to such receivable.

                  "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                          (ii) Government Securities;

                         (iii) obligations of any corporation organized under
                  the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 180 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                          (iv) interest bearing demand or time deposits issued
                  by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated "A-" or better by S&P or "A3" or better by Moody's;

                           (v) Repurchase Agreements;

                          (vi) Municipal Obligations;

                         (vii) Pre-Refunded Municipal Obligations;

                        (viii) shares of mutual funds which invest in
                  obligations described in paragraphs (i) through (vi) above, the shares of which mutual funds are at all times rated "AAA" by S&P;

                          (ix) tax-exempt or taxable adjustable rate preferred
                  stock issued by a Person having a rating of its long term unsecured debt of "A" or better by S&P or "A-1" or better by Moody's; and

                           (x) asset-backed remarketed certificates of
                  participation representing a fractional undivided interest in the assets of a trust, which certificates are rated at least "A-1" by S&P and "P-1" by Moody's.

                  "Employee Benefit Plan" means (i) any employee benefit plan, including any Pension Plan, within the meaning of Section 3(3) of ERISA which (A) is maintained for employees of the Borrower, any of its ERISA Affiliates, or any Subsidiary or is assumed by the Borrower, any of its ERISA Affiliates, or any Subsidiary in connection with any Acquisition or (B) has at any time within the last six years been maintained for the employees of the Borrower, any current or former ERISA Affiliate, or any Subsidiary and (ii) any plan, arrangement, understanding or scheme maintained by the Borrower or any Subsidiary that provides retirement, deferred compensation, employee or retiree medical or life insurance, severance benefits or any other benefit covering any employee or former employee and which is administered under any Foreign Benefit Law or regulated by any Governmental Authority other than the United States of America.

                  "Environmental Laws" means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, any other "Superfund" or "Superlien" law or any other federal, or applicable state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material.

                  "Equity Offering" means a public or private offering of equity securities (including, without limitation, any security or investment not constituting Indebtedness exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary (other than securities issued to the Borrower or another Subsidiary); provided, however, the term "Equity Offering" shall not include any issuance of equity securities whose aggregate market value when combined with all other similar equity issuances, does not exceed $10,000,000 or which issuance is in connection with the exercise of stock options or warrants granted to, or purchase of restricted stock by, eligible participants under an Approved Stock Option Plan.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA Affiliate" means any Person or trade or business which is a member of a group which is under common control with the Borrower who together with the Borrower, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (of) of the Code.

                  "Eurodollar Rate Loan" means a Revolving Loan or Segment of a Term Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

            Eurodollar    =       Interbank Offered Rate          +  Applicable
            Rate             --------------------------------          Margin
                             1- Eurodollar Reserve Percentage

                  "Eurodollar Rate Segment" means a Segment bearing interest or to bear interest at the Eurodollar Rate.

                  "Eurodollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D or any successor regulation, as the maximum reserve requirement (including any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Rate Loans is determined), whether or not the Agent or any Lender has any Eurocurrency liabilities subject to such requirements, without benefits of credits or proration, exceptions or offsets that may be available from time to time to the Agent or any Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default" means any of the occurrences set forth as such in Section 11.1 hereof.

                  "Existing Letters of Credit" means the letters of credit listed on Schedule 1.3 hereto issued by NationsBank in favor of Windmere Corporation under the Credit Agreement dated October 11, 1996.

                  "Facilities" means the Revolving Credit Facilities and the Term Loan Facilities.

                  "Facility Guaranty" means (i) the Guaranty Agreement dated as of June 26, 1998 between the Guarantors and the Agent for the benefit of the Lenders, and (ii) any other Facility Guaranty otherwise delivered pursuant to Section 9.21 hereof, each in the form of Exhibit J hereto and each as the same may be amended, modified or supplemented.

                  "Facility Termination Date" means the date on which both the Revolving Credit Termination Date and the Term Loan Termination Date shall have occurred, no Letters of Credit shall remain outstanding or all the Letters of Credit shall have been cash collateralized upon terms satisfactory to the Agent, all Swap Agreements shall have been terminated or cash collateralized upon terms satisfactory to the Agent and the Borrower shall have fully paid and satisfied in full all other Obligations.

                  "Factor" means NationsBanc Commercial Corporation, as factor, or any other factor from time to time party to an Approved Receivables Factoring Program.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

                  "Fiscal Year" means the twelve month fiscal period of the Borrower beginning January 1 of each calendar year and ending the following December 31 of such calendar year.

                  "Florida Office" means the land and buildings owned by the Borrower located at 5980 Miami Lakes Drive, Miami Lakes, Florida.

                  "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

                  "Foreign Control Subsidiary" means any Control Subsidiary organized under the laws of any jurisdiction other than one of the states comprising the United States of America, any territory thereof or the District of Columbia.

                  "Foreign Subsidiary" means any Subsidiary organized under the laws of any jurisdiction other than one of the states comprising the United States of America, any territory thereof or the District of Columbia.

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

                  "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government, including but not limited to Malaysia, Mexico and Canada.

                  "Guarantors" means the Domestic Subsidiaries.

                  "Hazardous Material" means and includes any pollutant, contaminant, hazardous, toxic or dangerous waste, substance or material (including petroleum products, asbestos-containing materials and lead), the management, generation, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

                  "Hedging Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under
         (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, currency exchange rates or forward rates applicable to such party's commodities, assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements, and forward commodity price options, puts, warrants and those commonly known as commodity "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing;

                  "HP Mexico" means Household Products de Mexico, S.A. de C.V.

                  "HPG" means the Household Products Group of the Seller, excluding the cleaning and lighting businesses, as described in the Transaction Agreement.

                  "HPG Acquisition" means the purchase by the Borrower of HPG from the Seller pursuant to the terms of the Transaction Documents.

                  "Indebtedness" means with respect to any Person, without duplication, all Indebtedness for Money Borrowed, all indebtedness of such Person for the acquisition of property other than purchases of property, product, merchandise and services in the ordinary course of business (so long as such amounts are payable in less than twelve (12) months), all indebtedness secured by any Lien on the property of such Person whether or not such indebtedness is assumed (except unperfected Liens incurred in the ordinary course of business and not in connection with the borrowing of money), all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business), all Contingent Obligations, the face amount of all issued and outstanding letters of credit, and all Hedging Obligations; provided that in no event shall the term Indebtedness include capital stock surplus and retained earnings, minority interests in the common stock of Subsidiaries, lease obligations (other than pursuant to Capital Leases), reserves for deferred income taxes and investment credits, other deferred credits or reserves.

                  "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all amounts owed, including principal, interest, fees, indemnities, costs, premium, damages and expenses, in respect of money borrowed, including without limitation the Subordinated Notes and all Capital Leases and the deferred purchase price of any property or asset, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including conditional sales or similar title retention agreements), other than trade payables incurred in the ordinary course of business.

                  "Indenture" means the indenture entered into in connection with the issuance of the Subordinated Notes.

                  "Insurance Award" means the net cash proceeds of any payment made by any casualty insurer or self-insurance program of the Borrower or any Subsidiary for any casualty or other loss with respect to the whole or any part of the property of the Borrower or any Subsidiary after deduction for taxes, fees and reasonable expenses incurred in the realization thereof.

                  "Intellectual Property" has the meaning given to such term in
         Section 8.13 hereof.

                  "Intellectual Property Security Agreement" means, collectively (or individually as the context may indicate), (i) the Intellectual Property Security Agreement dated as of the Closing Date and executed by the Borrower and certain of its Domestic Subsidiaries in favor of the Agent and (ii) each other Intellectual Property Security Agreement executed by the Borrower or a Domestic Subsidiary (whether of even date herewith or delivered after the Closing Date pursuant to Article VI or
         Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries) in favor of the Agent to collaterally secure payment and performance of its respective obligations hereunder and under the Facility Guaranty, as applicable, substantially in the form of Exhibit I attached hereto and incorporated herein by reference, as from time to time amended, supplemented or replaced.

                  "Interbank Offered Rate" means, for any Loan bearing interest at the Eurodollar Rate for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Loan bearing interest at the Eurodollar Rate for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement and Assignment of Factoring Proceeds by and among the Factor, the Agent, the Borrower and certain Subsidiaries of the Borrower dated on or about the date hereof, as from time to time amended, supplemented or replaced.

                  "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or converted and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period; provided, that,

                          (ii) if the Authorized Representative fails to notify
                  the Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan as of the first day thereof;

                         (iii) if an Interest Period for a Eurodollar Rate Loan
                  would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day);

                          (iv) any Interest Period which begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                           (v) no Interest Period shall extend past the Stated
                  Termination Date in the case of Revolving Loans, the Term Loan A Maturity Date in the case of Term Loan A and the Term Loan B Maturity Date in the case of Term Loan B; and

                           (vi) there shall not be more than twelve (12)
                  Interest Periods in effect on any day.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the conversion of any Eurodollar Rate Loan into a Base Rate Loan or the conversion of any Base Rate Loan into a Eurodollar Rate Loan in the form of Exhibit E hereto.

                  "Issuing Bank" means initially NationsBank and thereafter any Lender which is successor to NationsBank as issuer of Letters of Credit under Article IV hereof.

                  "Junior Financing" means the permanent financing entered into through the issuance of the Subordinated Notes.

                  "Junior Financing Documents" means the Indenture and all related documents entered into connection with the transactions contemplated thereby.

                  "Kmart Agreement" means that certain Purchase, Distribution and Marketing Agreement dated as of January 27, 1997 between Kmart Corporation and Salton/Maxim.

                  "Landlord Waivers" means, collectively, each of the landlord waiver and estoppel letters delivered by the landlord of each material facility now leased by the Borrower and any Guarantor, all of which are listed on Schedule 1.1 hereto, or arising after the Closing Date and delivered by the Borrower and the Guarantors, as applicable, pursuant to Article VI or Section 9.21 hereof, substantially in the form of Exhibit M hereto and incorporated herein by reference.

                  "LC Account Agreement" means the LC Account Agreement dated as of June 26, 1998, between the Borrower and the Agent, as amended, modified or supplemented from time to time.

                  "Lending Office" means, as to each Lender, the Lending Office of such Lender designated on the signature pages hereof or in an Assignment and Acceptance or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Authorized Representative and the Agent as the office by which its Loans are to be made and maintained.

                  "Letter of Credit" means (i) a standby or documentary letter of credit issued by the Issuing Bank for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower and (ii) the Existing Letters of Credit.

                  "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit

         Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "Letter of Credit Facility" means the facility described in
         Article IV hereof providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount remaining undrawn under all Letters of Credit plus the principal amount of all Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Loan" or "Loans" means any of the Revolving Loans, the Swing Line Loans or the Term Loans.

                  "Loan Documents" means this Agreement, the Notes, the Security Instruments, the Facility Guaranties, the LC Account Agreement, the Applications and Agreements for Letter of Credit, the Landlord Waivers and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender, the Issuing Bank or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from the time to time.

                  "Material Adverse Effect" means a material adverse effect on
         (i) the business, properties, operations or condition, financial or otherwise, of the Borrower or any of its Subsidiaries or any other Credit Party, (ii) the ability of any Credit Party to pay or perform its respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof (including for purposes of clauses (ii) and (iii) the imposition of burdensome conditions thereon).

                  "Material Contract" means any contract or agreement (including license agreements) the termination of which or the default by any party thereto could reasonably be expected to have a Material Adverse Effect; such Material Agreements as of the Closing Date being listed on Schedule 1.2 hereto.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgages" means, collectively (or individually as the context may indicate), each mortgage or similar agreement executed by the Borrower or any Subsidiary and delivered after the Closing Date pursuant to Article VI or Section 9.21 hereof in favor of the Agent in the form of Exhibit O attached hereto and incorporated herein by reference, each as from time to time amended, supplemented or replaced.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) fiscal years.

                  "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated in the highest investment rating category by both S&P and Moody's.

                  "NMS" means NationsBanc Montgomery Securities LLC and its successors.

                  "NationsBank" means NationsBank, National Association.

                  "Net Proceeds" (a) from any Equity Offering means cash payments received by the Borrower therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and (b) from any Asset Disposition means cash payments received by the Borrower therefrom (including any cash payments received pursuant to any note or other debt security received in connection with any Asset Disposition) as and when received, net of
         (i) all legal fees and expenses and other fees and expenses paid to third parties and incurred in connection therewith, (ii) all taxes required to be paid or accrued as a consequence of such sale and (iii) with respect to an Asset Disposition only, amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

                  "Notes" means, collectively, the Revolving Notes, the Term Notes and the Swing Line Note.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of Borrower to any Lender or an affiliate of a Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders, the Agent or NMS hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Operating Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement or limited partnership agreement of such entity.

                  "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization or certificate of limited partnership of such entity.

                  "Outstandings" means, collectively, at any date, the Letter of Credit Outstandings, the Revolving Credit Outstandings, the Swing Line Outstandings and the Term Loan Outstandings on such date.

                  "Participation" means, with respect to any Lender (other than the Issuing Bank and each Term Loan B Lender) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Swing Line Loan made or a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates or (ii) has at any time with the last six years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Permitted Acquisition" means (a) the HPG Acquisition and (b) each other Acquisition effected with the consent and approval of the board of directors or other applicable governing body of the Person being acquired, and with the duly obtained approval of such shareholders or other holders of equity interest as such Person may be required to obtain, so long as (i) immediately prior to and immediately after the consummation of such Acquisition, no Default or Event of Default has occurred and is continuing, (ii) with respect to an Acquisition where the Cost of Acquisition exceeds $5,000,000, substantially all of the sales and operating profits generated by such Person

         (or assets) so acquired or invested are derived from a line or lines of business that are part of the Core Business, (iii) pro forma historical financial statements as of the end of the most recent fiscal quarter for the trailing twelve month period giving effect to such Acquisition are delivered to the Agent not less than five (5) Business Days prior to the consummation of such Acquisition, together with a certificate of an Authorized Representative demonstrating compliance with Section
         10.22 hereof after giving effect to such Acquisition, (iv) the aggregate Cost of Acquisition (excluding the value of any capital stock of the Borrower given as part of the Cost of Acquisition) with respect to any Acquisitions consummated during any Fiscal Year shall not exceed $20,000,000; and (v) the aggregate Cost of Acquisition which consists in whole or in part of the value of any capital stock of the Borrower (including without limitation when combined with cash, debt or the assumption of indebtedness for any specific Acquisition) with respect to any Acquisition consummated after the Closing Date shall not exceed $10,000,000.

                  "Permitted Indebtedness" has the meaning given to such term in
         Section 10.1 hereof.

                  "Permitted Liens" has the meaning given to such term in
         Section 10.2 hereof.

                  "Person" means an individual, partnership, corporation, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Pledged Stock" means (i) all of the capital stock or partnership interests and related rights and interests owned by the Borrower, directly or indirectly, of (A) each Domestic Subsidiary and Domestic Control Subsidiary and (B) Newtech Electronics Industries, Inc., PX Distributors, Inc., Break Room of Tennessee, Inc. and Anasazi Partners, (ii) 65% of the outstanding voting stock and related interests and rights of each Direct Foreign Subsidiary or Direct Foreign Control Subsidiary (to the extent such amount is directly or indirectly owned by the Borrower) and (iii) 100% of the capital stock and related interests and rights directly or indirectly owned by the Borrower of any Foreign Subsidiary or Foreign Control Subsidiary to the extent such action would not result in any material adverse tax impact on the Borrower, in each case now or hereafter pledged by the Borrower and certain Subsidiaries pursuant to the Stock Pledge Agreement.

                  "Pre-Refunded Municipal Obligations" means obligations of any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated, based on the escrow, in the highest investment rating category by both S&P and Moody's and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of Government Securities or other debt securities which are (i) not callable at the option of the issuer thereof prior to maturity, (ii) irrevocably pledged solely to the payment of all principal and interest on such obligations as the same becomes due, and (iii) in a principal amount and bear such rate or rates of interest as shall be sufficient to pay in full all principal of, interest, and premium, if any, on such obligations as the same becomes due as verified by a nationally recognized firm of certified public accountants.

                  "Prime Rate" means the rate of interest per annum established from time to time by the Agent as its prime rate. The Prime Rate is not necessarily the best or the lowest rate of interest offered by the Agent.

                  "Principal Office" means the office of the Agent at NationsBank, National Association, Independence Center, 15th Floor, NC1 001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services, or such other office and address as the Agent may from time to time designate.

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 3.2 hereof) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Related Business Party" means any supplier, vendor or customer, or any group of individual suppliers, vendors or customers, whose inability to perform under existing agreements or general business failure could reasonably be expected to have a Material Adverse Effect.

                  "Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating in excess of 50% of the aggregate Credit Exposures of all Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Revolving Loans owing to such Lender plus the aggregate unutilized amounts of such Lender's Revolving Credit Commitment (without regard to any Swing Line Outstandings) plus the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings plus the amount of such Lender's Applicable Commitment Percentage of the Term Loan Outstandings; provided that, (i) if any Lender with a Revolving Credit Commitment shall have failed to pay to the Issuing Bank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Letters of Credit and Reimbursement Obligations shall be deemed to be held by the

         Issuing Bank for purposes of this definition and (ii) if any Lender with a Revolving Credit Commitment shall have failed to pay to NationsBank its Applicable Commitment Percentage of any Swing Line Loan, such Lender's Credit Exposure equal to its Applicable Commitment Percentage of all Swing Line Outstandings shall be deemed to be held by NationsBank for purposes of this definition.

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving Credit Facility" means the facility described in
         Article III hereof providing for Revolving Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

                  "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to Section 11.1 hereof upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, Swing Line Outstandings and Letter of Credit Outstandings and cancellation of all Letters of Credit, together with all accrued and unpaid interest thereon.

                  "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with Article III.

                  "Revolving Notes" means the promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders substantially in the form of Exhibit F-4 hereto.

                  "Salton/Maxim" means Salton/Maxim Housewares, Inc., a Delaware corporation.

                  "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Security Agreement dated as of June 26, 1998 by the Borrower and the Guarantors to the Agent and (ii) any additional Security Agreement delivered to the Agent (whether of even date herewith or delivered after the Closing Date pursuant to Article VI or Section 9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries), each in the form of Exhibit H hereto and each as hereafter amended, supplemented or replaced from time to time.

                  "Security Instruments" means, collectively, the Security Agreement, the Intellectual Property Security Agreement, the Stock Pledge Agreement, the Mortgage (when and if required hereunder), the Collateral Assignments of Contract Rights and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower, or any Credit Party, shall grant or convey to the Agent or the Lenders a Lien in property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.

                  "Segment" means a portion of a Term Loan (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

                  "Seller" means The Black & Decker Corporation, a Maryland corporation.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (ii) the fair value of its assets (both at fair
                  valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                           (iii) it is then able and expects to be able to pay
                  its debts as they mature; and

                          (iv) it has capital sufficient to carry on its
                  business as conducted and as proposed to be conducted.

                  "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

                  "Special Purpose Subsidiary" means a wholly-owned Subsidiary of the Borrower organized for the sole purpose of accomplishing a Year End Domestic Receivables Transaction and which engages in no other business, the proper name of which shall be furnished to the Agent promptly following its organization.

                  "Stated Termination Date" means June 26, 2003.

                  "Stock Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Stock Pledge Agreement dated as of June 26, 1998 between the Borrower, certain Guarantors and the Agent for the benefit of the Lenders and (ii) any additional Stock Pledge Agreement delivered to the Agent (whether of even date herewith or delivered after the Closing Date pursuant to Article VI or Section
         9.21 hereof and whether executed individually or jointly and severally with other Subsidiaries), substantially in the form attached hereto as Exhibit G hereto, as each such Stock Pledge Agreement may be amended, supplemented or replaced from time to time.

                  "Subordinated Notes" means the senior subordinated notes in an aggregate principal amount of $130,000,000.

                  "Subsidiary" means (a) any corporation in which more than 50% of its outstanding voting stock is owned directly or indirectly by the Borrower and/or by one or more of its Subsidiaries or (b) in the case of a Person other than a corporation, any Person with respect to which the Borrower or any Subsidiary, directly or indirectly, is entitled to more than 50% of the profits of such Person.

                  "Swap Agreement" means one or more agreements between the Borrower and any Lender or an Affiliate of a Lender with respect to Indebtedness evidenced by any or all of the Notes, on terms mutually acceptable to the Borrower and such Lender or an Affiliate of a Lender, which agreements create Hedging Obligations.

                  "Swing Line" means the revolving line of credit established by NationsBank in favor of the Borrower pursuant to Section 3.13 hereof.

                  "Swing Line Loans" means loans made by NationsBank to the Borrower pursuant to Section 3.13 hereof.

                  "Swing Line Note" means the promissory note of the Borrower evidencing Swing Line Loans executed and delivered to the NationsBank substantially in the form of Exhibit F-5 hereto.

                  "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

                  "Term Loans" means each of the Term Loan A and Term Loan B, as the case may be.

                  "Term Loan A" means the loan made pursuant to the Term Loan A Facility.

                  "Term Loan A Commitment" means, with respect to each Lender, the obligation of a Term Loan A Lender to make available the Term Loan A to the Borrower in a principal amount equal to such Term Loan A Lender's Applicable Commitment Percentage of the Total Term Loan A Commitment, as set forth in Exhibit A hereto.

                  "Term Loan A Facility" means the facility described in Section
         2.1 hereof providing for a Term Loan to the Borrower by the Lenders in the original principal amount of $76,000,000.

                  "Term Loan A Lender" means each Lender indicated on Exhibit A hereto as having a Term Loan A Commitment.

                  "Term Loan A Maturity Date" means June 26, 2003.

                  "Term Loan A Termination Date" means (i) the Term Loan A Maturity Date or (ii) such earlier date of termination of a Term Loan A Lenders' obligations pursuant to Section 11.1 hereof upon the occurrence of an Event of Default or (iii) such date as the Borrower may voluntarily and permanently terminate the applicable Term Loan A Facility by payment in full of all Obligations incurred in connection with such Term Loan A.

                  "Term Loan B" means the loan made pursuant to the Term Loan B Facility.

                  "Term Loan B Commitment" means, with respect to each Lender, the obligation of a Term Loan B Lender to make available the Term Loan B to the Borrower in a principal amount equal to such Term Loan B Lender's Applicable Commitment Percentage of the Total Term Loan B Commitment, as set forth in Exhibit A hereto.

                  "Term Loan B Facility" means the facility described in Section
         2.1 hereof providing for the Term Loan to the Borrower in the original principal amount of $63,000,000.

                  "Term Loan B Lender" means each Lender indicated on Exhibit A hereto as having a Term Loan B Commitment.

                  "Term Loan B Maturity Date" means June 26, 2004.

                  "Term Loan B Termination Date" means (i) the Term Loan B Maturity Date or (ii) such earlier date of termination of a Term Loan B Lender's obligations pursuant to Section 11.1 hereof upon the occurrence of an Event of Default or (iii) such date as the Borrower may voluntarily and permanently terminate the applicable Term Loan B Facility by payment in full of all Obligations incurred in connection with such Term Loan B.

                  "Term Loan Facilities" means the Term Loan A Facility and the Term Loan B Facility.

                  "Term Loan Outstandings" means, as of any date of determination, the aggregate principal amount of the Term Loans then outstanding and all interest accrued thereon.

                  "Term Loan Termination Date" means the date upon which each of the Term Loan A Termination Date and the Term Loan B Termination shall have occurred.

                  "Term Notes" means, collectively, the Term A Notes and the Term B Notes.

                  "Term A Notes" means, collectively, the promissory notes of the Borrower evidencing Term Loan A executed and delivered to the Term Loan A Lenders as provided in Section 2.7 hereof substantially in the form of Exhibit F-1 hereto, with appropriate insertions as to amounts, dates and names of Term Loan A Lenders.

                  "Term B Notes" means, collectively, the promissory notes of the Borrower evidencing Term Loan B executed and delivered to the Term Loan B Lenders as provided in Section 2.7 hereof substantially in the form of Exhibit F-2 hereto, with appropriate insertions as to amounts, dates and names of Term Loan B Lenders.


                  "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or
         (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4062(e) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
         Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA; or (x) any event or condition with respect to any Employee Benefit Plan which is regulated by any Foreign Benefit Law that results in such Employee Benefit Plan's termination or the revocation of the Employee Benefit Plan's authority to operate under the applicable Foreign Benefit Law.

                  "Total Letter of Credit Commitment" means an amount not to exceed $20,000,000.

                  "Total Revolving Credit Commitment" means $160,000,000, such amount as reduced from time to time in accordance with Section 3.7 hereof.

                  "Total Term Loan A Commitment" means a principal amount equal to $76,000,000.

                  "Total Term Loan B Commitment" means a principal amount equal to $63,000,000.

                  "Total Term Loan Commitment" means the sum of the Total Term Loan A Commitment and the Total Term Loan B Commitment.

                  "Transaction Agreement" means that certain Transaction Agreement dated as of May 10, 1998, as amended from time to time with notice to and the consent of the Agent, by and among the Borrower and the Seller providing for the purchase of HPG by the Borrower.

                  "Transaction Documents" means the Transaction Agreement and each other agreement, together with exhibits and attachments thereto, identified in the definition of "Transaction Documents" contained in Exhibit A to the Transaction Agreement.

                  "Type" shall mean any type of Loan bearing interest at a particular rate (i.e., a Base Rate Loan, a Eurodollar Rate Loan or a Swing Line Loan).

                  "Year End Domestic Receivables Transaction" means the transfer by the Borrower and/or its Domestic Subsidiaries to Windmere Holdings II, Inc., a Guarantor, ("Holdings") or a Special Purpose Subsidiary on or about December 31 of any year of Domestic Receivables (as defined in the Security Agreement entered into by the Borrower or such Domestic Subsidiary), subject at all times to the existing and continuing Lien on such property in favor of the Agent for the benefit of the Lenders; provided that all of the following conditions are satisfied:

                          (ii) all Domestic Receivables are transferred to
                  Holdings or the Special Purpose Subsidiary on or about any December 31 and retransferred to the appropriate transferor not later than the fifth Business Day following January 1;

                         (iii) immediately prior to giving effect to any such
                  transfer, no Default or Event of Default shall have occurred and be continuing;

                          (iv) Holdings and the Special Purpose Subsidiary shall
                  incur no Indebtedness or other liabilities for the payment of money, other than those in favor of the Agent and the Lenders, corporate franchise taxes and similar unsecured obligations necessarily incurred to maintain its existence, and the obligation to retransfer Domestic Receivables as of the fifth Business Day following each January 1 to the appropriate transferor;

                           (v) immediately before giving effect to any such
                  transfer on or about any December 31, Holdings or the Special Purpose Subsidiary shall not have become liable to any Person, and no Person shall have asserted any claim against Holdings or the Special Purpose Subsidiary (including without limitation the submission of any invoice) for the payment of any amount or the delivery of any property or interest therein other than routine invoices for the payment of operating costs in connection with liabilities expressly permitted under the immediately preceding clause (iii);

                          (vi) the Agent for the benefit of the Lenders shall
                  have a duly perfected first priority security interest in the Domestic Receivables in which Holdings or the Special Purpose Subsidiary may acquire any interest at any time, subject to no adverse claims of creditors of, or purchasers for value from, Holdings or the Special Purpose Subsidiary;

                         (vii) the Special Purpose Subsidiary shall have been
                  created in full compliance with the provisions of Section 9.21 hereof and there shall be then in effect an appropriate guaranty and an appropriate security agreement executed and delivered by and effective against the Special Purpose Subsidiary as contemplated in such Section; and

                        (viii) the purpose of the Special Purpose Subsidiary
                  shall be strictly limited, by charter or in such other manner as shall be acceptable to the Agent, to (A) the acquisition and retransfer of Domestic Receivables as contemplated in the preceding clauses of this definition and (B) the incurring of obligations and the grant of a Lien to the Agent and the Lenders as required by Section 9.21 hereof, and the operations and activities of the Special Purpose Subsidiary shall at all times be strictly limited to those actions necessary to accomplish such purposes.

                  "Year 2000 Compliance Plan" means the written plan adopted by the Borrower outlining the nature and timing of actions to be taken for the Borrower and its Subsidiaries becoming Year 2000 Compliant.

                  "Year 2000 Compliant" means all computer applications (including those affected by information received from its suppliers and vendors) that are material to the Borrower's or any of its Subsidiaries' business and operations will on a timely basis be able to perform properly data-sensitive functions involving all dates on and after January 1, 2000.

                  "Year 2000 Problem" means the risk that computer applications used by the Borrower and any of its Subsidiaries (including those affected by information received from its suppliers and vendors) that are material to the Borrower's or any of its Subsidiaries' business or operations may be unable to recognize and perform properly data-sensitive functions involving certain dates on and after January 1, 2000.

         I.3. Rules of Interpretation.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis; provided, however, that to the extent any term defined in this Article I refers to "Subsidiaries" and contains a calculation to be made in accordance with GAAP, the term "Subsidiaries" shall be deemed to include Control Subsidiaries.

                  (b) Each term defined in Article 1 or 9 of the Florida Uniform Commercial Code shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                  (d) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                  (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (g) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                  (h) All dates and times of day specified herein shall refer to such dates and times at Charlotte, North Carolina.

                  (i) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

                  (j) Any reference to a Lender in Article II when used herein with respect to Term Loan A or Term Loan B shall mean those Lenders with a Term Loan A Commitment or a Term Loan B Commitment, respectively, and when used in Article III and IV with respect to a Revolving Loan shall mean those Lenders having a Revolving Credit Commitment.

                  (k) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                  (l) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                                   ARTICLE II

                                 The Term Loans

         II.1. Term Loans. Subject to the terms and conditions of this Agreement, each Lender with a Term Loan A Commitment and/or a Term Loan B Commitment, as the case may be, severally agrees to make (i) an Advance of the Term Loan A on the Closing Date in an amount equal to its Applicable Commitment Percentage of the Total Term Loan A Commitment, and (ii) an Advance of the Term Loan B on the Closing Date in an amount equal to its Applicable Commitment Percentage of the Total Term Loan B Commitment, in each case, by wire transfer to the Agent. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of immediately available Dollars . The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed by the Authorized Representative and reasonably acceptable to the Agent. Each Term Loan shall be available in a single draw in Dollars at Closing. The principal amount of each Segment of the Term Loans outstanding hereunder from time to time shall bear interest, at the Borrower's election, at an interest rate per annum equal to the Base Rate or the applicable Eurodollar Rate; provided, however, that (x) no Eurodollar Rate Segment shall have an Interest Period that extends beyond the Term Loan A Maturity Date or the Term Loan B Maturity Date, as the case may be,
(y) each Eurodollar Rate Segment of each Term Loan shall be in the minimum amount of $5,000,000 and if greater, in an integral multiple of $1,000,000, and
(z) each Eurodollar Rate Segment may be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 6.5 hereof. No amount of any Term Loan repaid or prepaid by the Borrower may be reborrowed hereunder, and no subsequent Advances of Term Loans shall be made by any Lender after the initial Advance.

         II.2. Payment of Principal. (a) The principal amount of Term Loan A shall be repaid by the Borrower on the dates and in the amounts (subject to the provisions of Section 2.5 and 2.6) hereof set forth below:

             Date                                                Amount
             ----                                                ------
         March 31, 1999                                       $2,000,000
         June 30, 1999                                        $2,000,000
         September 30, 1999                                   $2,000,000
         December 31, 1999                                    $2,000,000
         March 31, 2000                                       $2,000,000
         June 30, 2000                                        $2,000,000
         September 30, 2000                                   $4,500,000
         December 31, 2000                                    $4,500,000
         March 31, 2001                                       $4,500,000
         June 30, 2001                                        $4,500,000
         September 30, 2001                                   $5,000,000

         December 31, 2001                                $5,000,000
         March 31, 2002                                   $5,000,000
         June 30, 2002                                    $5,000,000
         September 30, 2002                               $6,500,000
         December 31, 2002                                $6,500,000
         March 31, 2003                                   $6,500,000
         June 26, 2003                                    All remaining
                                                          principal outstanding
                                                          on Term Loan A

         (b) The principal amount of Term Loan B shall be repaid by the Borrower in five consecutive annual installments of $630,000 on June 30 of each year commencing with June 30, 1999 (subject to Sections 2.5 and 2.6 hereof) with a final sixth payment due on June 26, 2004 in the amount of all remaining principal outstanding on Term Loan B.

         (d) Notwithstanding the foregoing, the entire amount of Term Loan Outstandings shall be due and payable by the Borrower in full on the Term Loan A Termination Date or Term Loan B Termination Date, as applicable.

         II.3. Payment of Interest. The Borrower shall pay interest on the outstanding and unpaid principal amount of each Segment of each Term Loan commencing on the date of determination of the interest rate applicable to such Segment until such Segment shall be paid at the applicable Base Rate or Eurodollar Rate, as the case may be, as designated by the Borrower in the applicable Interest Rate Selection Notice or as otherwise provided hereunder. Interest relating to each Segment shall be computed on the basis of a year of 360 days and calculated for actual days elapsed. Interest on each Segment shall be paid on the earlier of (a) in the case of any Base Rate Segment, quarterly in arrears on the last Business Day of each March, June, September and December, commencing on September 30, 1998, until the applicable Term Loan A Maturity Date or Term Loan B Maturity Date, as applicable, or, if earlier, the applicable Term Loan A Termination Date or Term Loan B Termination Date, as applicable, on which date the entire principal amount of and all accrued interest on the Term Loans shall be paid in full, (b) in the case of any Eurodollar Rate Segment, on the last day of the applicable Interest Period for such Segment and if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (c) upon payment in full of such Term Loan; provided, however, that if any Event of Default shall have occurred and be continuing, all amounts outstanding hereunder shall bear interest at the Default Rate until such Event of Default is waived.

         II.4. Manner of Payment.

                  (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Term Loans, shall be made to the Agent at the Principal Office for the account of each Lender in Dollars in immediately available funds on or before 3:00 P.M. on the date such payment is due. Without prejudice to any of the other obligations set forth herein by the

         Borrower, the Agent shall, upon the request of the Borrower, debit the amount of such payment from any one or more ordinary deposit accounts of the Borrower with the Agent. The Borrower shall attempt to give the Agent telefacsimile notice of any intended payment of principal or interest prior to 12:00 Noon on the date of such payment. Payments received by the Agent within the time period specified above will be delivered to the Lenders on the same Business Day, or if received later, the next Business Day.

                  (b) The Agent shall deem any payment made by or on behalf of the Borrower that is not made both in Dollars in immediately available funds and prior to 3:00 P.M. on the date such payment is to be made to be a non-conforming payment. Any such non-conforming payment shall not be deemed to be received by the Agent until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may, at the option of the Agent, constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (i) the date such funds become available funds or (ii) the next Business Day at the Default Rate, from the date such amount was due and payable.

                  (c) In the event that any payment hereunder or under the Term Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under the definition of "Interest Period"; provided, however, that interest shall continue to accrue during the period of any such extension; and provided further, however, that in no event shall any such due date be extended beyond the Term Loan A Termination Date or Term Loan B Termination Date, as the case may be.

         II.5. Optional Prepayments. The Borrower may prepay the Term Loans, in whole or in part from time to time on any Business Day, without penalty or premium, upon not less than five (5) Business Days' prior written notice (effective upon receipt) to the Agent, which notice shall be irrevocable. Any partial prepayment of the Term Loans shall be applied pro rata among Term Loan A Outstanding and Term Loan B Outstandings to principal installments equally across all maturities thereof for the pro rata benefit of the Lenders. Any prepayment, whether a Base Rate Segment or a Eurodollar Rate Segment, shall be made at a prepayment price equal to (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest on the amount so prepaid, to the date of prepayment. All prepayments under this Section 2.5 hereof shall be made in the minimum principal amount of $1,000,000 or any integral multiple of $1,000,000 in excess thereof (or in the entire remaining principal balance of the Term Loans). No such prepayment shall result in the payment of any Eurodollar Rate Segment other than on the last day of the Interest Period of such Segment unless such prepayment is accompanied by amounts due, if any, under
Section 6.5 hereof. No payment under this Section 2.5 hereof shall reduce or excuse any payment required under Section 2.6 hereof.

         II.6. Mandatory Prepayments. In addition to the required payments of principal of the Term Loans set forth in Section 2.2 hereof and any optional payments of principal of the Loans effected under Section 2.5 hereof, the Borrower shall make the following required prepayments of the Term Loan Facilities and, to the extent indicated below, the Revolving Credit Facility, each such payment to be made to the Agent for the benefit of the Lenders within the time period specified below:

                  (a) Equity Offerings. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment of the Loans from the Net Proceeds of any Equity Offering in an amount equal to (i) prior to payment in full of all Term Loan Outstandings, seventy-five percent (75%) of such Net Proceeds and (ii) after payment in full of all Term Loan Outstandings, fifty percent (50%) of such Net Proceeds. Each such prepayment shall be made within fifteen (15) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business' Days written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                  (b) Debt Offerings. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment of the Loans from the Net Proceeds of any Debt Offering in an amount equal to one hundred percent (100%) of such Net Proceeds. Each such prepayment shall be made within fifteen (15) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business' Days written notice to the Agent, and shall include within one (1) Business Day of repayment a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                  (c) Asset Dispositions. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment of the Loans from the Net Proceeds of any Asset Disposition in an amount equal to ninety percent (90%) of such Net Proceeds. Each such prepayment shall be made within fifteen (15) Business Days of receipt of such Net Proceeds and upon not less than three (3) Business' Days written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of the Net Proceeds.

                  (d) Excess Cash Flow. Commencing with the Fiscal Year ending December 31, 1999, the Borrower shall make an annual prepayment of the Loans equal to fifty percent (50%) of Consolidated Excess Cash Flow for such Fiscal Year and each Fiscal Year thereafter. Each such prepayment shall be made within five (5) Business Days of delivery to the Agent of the certificate described in Section 9.1(a)(i) hereof.

                  (e) Insurance or Condemnation Proceeds. The Borrower shall make, or shall cause each applicable Subsidiary to make, a prepayment of the Loans in an amount equal to one hundred percent (100%) of the proceeds of any Condemnation Award or Insurance Award; provided, however, that to the extent no Default or Event of Default has occurred and is continuing, no such prepayment shall be required with respect to proceeds which are reinvested by the Borrower in repair of any damaged property or in replacement property of approximately equivalent or greater value and utility as the property subject to such taking or loss withing 60 days following receipt of such proceeds. Each such prepayment shall be made
         (A) within fifteen (15) Business Days of receipt of such proceeds and upon not less than three (3) Business' Days written notice to the Agent unless the Borrower shall have delivered to the Agent a certificate setting forth the amount of such proceeds, confirming the intent of the Borrower to reinvest such proceeds as provided above and containing a detailed description of the plan of reinvestment with respect to such proceeds or (B) upon expiration of 60 days following receipt of such proceeds if a certificate referred to in clause (A) above has been received by the Agent but such reinvestment has not been consummated within the 60 day reinvestment period referred to above.

         All mandatory prepayments made pursuant to this Section 2.6 shall be applied first to repay the Term Loans on a pro rata basis (that is, based on the ratio each outstanding Term Loan bears to Term Loan Outstandings) until the Term Loan Outstandings have been paid in full and then to reduce Revolving Credit Outstandings, if any. Each mandatory prepayment in an amount less than the Term Loan Outstandings shall be applied pro rata to each remaining installment of Term Loan A and Term Loan B (or if no Term Loan A Outstandings then exist, pro rata to each remaining installment of Term Loan B); provided, however, that any holder of Term Loan B shall have the right by the giving of at least one day's prior written notice to the Agent to refuse prepayment of all or a portion of the Term Loan B held by it if, after giving effect to such partial prepayment, a portion of Term Loan A will remain outstanding, and any prepayment so refused shall be applied to prepay any remaining portion of Term Loan A. If the amount of Term Loan B as to which prepayment is refused is in excess of the remaining Term Loan A Outstandings, then the Agent shall pro rate the amount of Term Loan B which can be paid among holders of Term Loan A based upon the proportion that the principal amount of Term Loan A held by each Lender bears to the Total Term Loan Outstandings. The holders of Term Loan B shall have no right to refuse prepayment of all or any portion of Term Loan B to the extent that any amount so refused exceeds the amount of Term Loan A Outstandings. Any prepayment of an Eurodollar Rate Loan pursuant to this Section 2.6 hereof other than on the last day of an Interest Period shall be accompanied by the additional payment, if any, required by Section 6.5 hereof.

         II.7. Term Notes. The portion of each of the Term Loan A and the Term Loan B made by each Lender shall be evidenced by a Term A Note and the Term B Note, respectively, payable to the order of such Lender in the respective amounts of its Term Loan A Commitment and Term Loan B Commitment, which Term Notes shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

         II.8. Intereest Periods. Each Term Loan shall be, at the option of the Borrower specified in an Interest Rate Selection Notice, comprised of either Eurodollar Rate Segments or Base Rate Segments. Eurodollar Rate Segments and Base Rate Segments may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Rate Loans

(including Revolving Loans) having more than twelve (12) different Interest Periods. If the Agent does not receive an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Segment to or Continuation of a Segment as a Eurodollar Rate Segment by the time prescribed by Section 2.9 hereof, the Borrower shall be deemed to have elected to Convert such Segment to (or Continue such Segment as) a Base Rate Segment until the Borrower notifies the Agent in accordance with Section 2.9 hereof.

         II.9. Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth below and in Article VI, the Borrower may:

                  (a) upon delivery (effective upon receipt) of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. on any Business Day, Convert any Eurodollar Rate Segment to a Base Rate Segment on the last day of the Interest Period for such Eurodollar Rate Segment; and

                  (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery (effective upon receipt) of a properly completed Interest Rate Selection Notice to the Agent on or before 11:00 A.M. three (3) Business Days' prior to the date of such
         Conversion:

                           (i) elect a subsequent Interest Period for any
                  Eurodollar Rate Segment to begin on the last day of the then current Interest Period for such Eurodollar Rate Segment; and

                           (ii) Convert any Base Rate Segment to a Eurodollar
                  Rate Segment on any Business Day.

         Each Conversion pursuant to this Section 2.9 hereof shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.8 and Article VI hereof. The Agent shall give written notice to each Lender of such notice of Conversion prior to 1:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Term Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders with respect to such Term Loan.

         II.10. Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on each Term Loan shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages of such Term Loan, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, set-off, recoupment or counterclaim, and (c) the Agent will distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower on the same Business Day received if such payment is received from the Borrower within the time limits prescribed herein, or if later, the next Business Day.

         II.11. Use of Proceeds. The proceeds of the Term Loans made pursuant to the Term Loan Facilities hereunder shall be used by the Borrower (a) to fund a portion of the purchase price paid in connection with the HPG Acquisition, (b) to refinance certain existing Indebtedness of the Borrower, (c) to pay certain costs associated with the closing of the Asheboro Facility, which costs paid by the Borrower shall not exceed $10,000,000, and (d) to pay certain fees and expenses incurred in connection with the HPG Acquisition, which fees and expenses shall not exceed $21,000,000.

                                   ARTICLE III

                          The Revolving Credit Facility

         III.1. Revolving Loans.

                  (a) Commitment. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Revolving Notes as a result of an Event of Default; provided further, however, that immediately after giving effect to each such Advance, the principal amount of Revolving Credit Outstandings plus Swing Line Outstandings plus Letter of Credit Outstandings shall not exceed the lesser of (x) the Total Revolving Credit Commitment or (y) the Borrowing Base. Within such limits, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Revolving Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Stated Termination Date and (z) each Revolving Loan that is a Eurodollar Rate Loan may be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 6.5 hereof.

                  (b) Amounts. Except as otherwise permitted by the Lenders from time to time, the aggregate unpaid principal amount of the Revolving Credit Outstandings plus Swing Line Outstandings plus Letter of Credit Outstandings shall not exceed at any time the lesser of (i) the Total Revolving Credit Commitment or (ii) the Borrowing Base and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Revolving Loan hereunder, other than Base Rate Refunding Loans, and each Conversion under Section 3.8, hereof shall be in an amount of at least $5,000,000, and, if greater than $5,000,000, an integral multiple of $1,000,000.

                  (c) Advances.

                           (i) An Authorized Representative shall give the Agent
                  (1) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan that is a

                  Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the conversion of a borrowing hereunder from Base Rate Loans to Eurodollar Rate Loans) prior to 10:30 A.M. and (2) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 3.1(c)(iv)) hereof that is a Base Rate Loan (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 10:30 A.M. on the day of such proposed Loan. Each such notice shall specify the amount of the borrowing, the type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

                          (ii) Not later than 2:00 P.M. on the date specified
                  for each borrowing under this Section 3.1 hereof, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

                         (iii) The Borrower shall have the option to elect the
                  duration of the initial and any subsequent Interest Periods and to Convert the Revolving Loans in accordance with Section
                  3.8 hereof. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time, provided, however, there shall not be outstanding at any one time Eurodollar Rate Loans (including Eurodollar Rate Segments) having more than twelve
                  (12) different Interest Periods. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by Section 3.1(c) or 3.8 hereof, the Borrower shall be deemed to have elected to Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Agent in accordance with Section 3.8 hereof.

                          (iv) Notwithstanding the foregoing, if a drawing is
                  made under any Letter of Credit, such drawing is honored by the Issuing Bank prior to the Stated Termination Date, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing, (A) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and
                  (B) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 3.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 3:00 P.M. on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Agent after 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 3.1(c)(iv) hereof, either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Any such Base Rate Refunding Loan shall be advanced as, and shall continue as, a Base Rate Loan unless and until the Borrower Converts such Base Rate Loan in accordance with the terms of Section 3.8 hereof.

         III.2. Payment of Interest.

                  (a) The Borrower shall pay interest to the Agent for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Revolving Loan until such Revolving Loan shall be paid, continued or converted, as the case may be, at the then applicable Base Rate for Base Rate Loans or applicable Eurodollar Rate for Eurodollar Rate Loans, as designated by the Authorized Representative pursuant to Section 3.1 hereof; provided, however, that if any Event of Default shall have occurred and be continuing, all amounts outstanding hereunder shall bear interest thereafter at the Default Rate until such Event of Default is waived.

                  (b) Interest on each Revolving Loan shall be computed on the basis of a year of 360 days and calculated in each case for the actual number of days elapsed. Interest on each Revolving Loan shall be paid
         (i) quarterly in arrears on the last Business Day of each September, December, March and June, commencing September 30, 1998 for each Base Rate Loan, (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (iii) upon payment in full of the principal amount of such Revolving Loan.

         III.3. Payment of Principal. The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Base Rate Loan may be prepaid in whole or in part at any time. The principal amount of any Eurodollar Rate Loan may be prepaid only at the end of the applicable Interest Period unless the Borrower shall pay to the Agent for the account of the Lenders the additional amount, if any, required under Section 6.5 hereof. All prepayments of Revolving Loans made by the Borrower shall be in the amount of $5,000,000 or such greater amount which is an integral multiple of $1,000,000, or the amount equal to all Revolving Credit Outstandings, or such other amount as necessary to comply with
Section 3.1(b) or Section 3.7 hereof.

         III.4. Manner of Payment.

                  (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Revolving Loans, shall be made to the Agent at the Principal Office for the account of each Lender in Dollars in immediately available funds on or before 3:00 P.M. on the date such payment is due. Without prejudice to any of the other obligations set forth herein by the Borrower, the Agent shall, upon the request of the Borrower, debit the amount of such payment from any one or more ordinary deposit accounts of the Borrower with the Agent. The Borrower shall attempt to give the Agent telefacsimile notice of any intended payment of principal or interest prior to 12:00 Noon on the date of such payment. Payments received by the Agent within the time period specified above will be delivered to the Lenders on the same Business Day, or if received later, the next Business Day.

                  (b) The Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both in Dollars and in immediately available funds and prior to 12:30 P.M. to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may, at the election, of the Agent constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

                  (c) In the event that any payment hereunder or under the Revolving Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         III.5. Revolving Notes and Swing Line Notes.

                  (a) Revolving Loans made by each Lender shall be evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

                  (b) Swing Line Loans made by NationsBank shall be evidenced by, and be repayable with interest in accordance with the terms of, the Swing Line Note dated the Closing Date and duly executed and delivered by the Borrower.

         III.6. Pro Rata Payments. Except as otherwise provided herein, (a) each payment on account of the principal of and interest on the Revolving Loans and the fees described in Section 3.10 hereof shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         III.7. Optional Commitment Reductions. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Agent, effective upon receipt, to permanently reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $1,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings plus Swing Line Outstandings plus Letter of Credit Outstandings exceeds the lesser of (i) the Total Revolving Credit Commitment or (ii) the Borrowing Base, after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. No such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan unless such prepayment is accompanied by amounts due, if any, under
Section 6.5 hereof.

         III.8. Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth below and in Article VI, the Borrower may:

                  (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. on any Business Day, Convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

                  (b) provided that no Default or Event of Default shall have occurred and be continuing upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Agent on or before 10:30 A.M. three (3) Business Days' prior to the date of such election or Conversion:

                           (i) elect a subsequent Interest Period for all or a
                  portion of Eurodollar Rate Loans to begin on the last day of the then current Interest Period for such Eurodollar Rate Loans; and

                           (ii) Convert Base Rate Loans to Eurodollar Rate Loans
                  on any Business Day.

         Each election and Conversion pursuant to this Section 3.8 hereof shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 3.1, 3.3 and Article VI hereof. The Agent shall give written notice to each Lender of such notice of election or Conversion prior to 3:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         III.9. Increase and Decrease in Amounts. The amount of the Total Revolving Credit Commitment which shall be available to the Borrower as Advances shall be reduced by the aggregate amount of Revolving Credit Outstandings, Letters of Credit Outstandings and Swing Line Outstandings.

         III.10. Unused Fee. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an unused fee equal to the product of (a) the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of
(i) Revolving Credit Outstandings (without giving effect to Swing Line Outstandings) plus (ii) Letter of Credit Outstandings multiplied by (b) .50% per annum. Such fees shall be due in arrears on the last Business Day of each September, December, March and June commencing September 30, 1998 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         III.11. Deficiency Advances; Failure to Purchase Participations. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Revolving Loan hereunder or fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable Revolving Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such Advance under its Revolving Note; provided that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance shall be paid by such Lender and (ii) upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by the Borrower on each Revolving Loan comprising the deficiency advance at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank, then such payment shall be credited against the applicable Revolving Note of the Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Borrower thereon. In the event any Lender shall fail to fund its purchase of a Participation after notice from the Issuing Bank or NationsBank, as the Swing Line Lender, as applicable, such Lender shall pay to the Issuing Bank or NationsBank, as the Swing Line Lender, as applicable, interest on the amount so due from the date of such notice at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank to the date such purchase price is received by the Issuing Bank or NationsBank, as the Swing Line Lender, as applicable.

         III.12. Use of Proceeds. The proceeds of the Loans made pursuant to the Revolving Credit Facility shall be used by the Borrower (a) to fund a portion of the fees and expenses incurred in connection with the HPG Acquisition, which fees and expenses shall not exceed $21,000,000, (b) for general working capital needs and (c) for other corporate purposes, including capital expenditures and Permitted Acquisitions.

         III.13. Swing Line. Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, NationsBank shall make available Swing Line Loans to the Borrower prior to the Revolving Credit Termination Date. NationsBank shall not make any Swing Line Loan pursuant hereto if to the actual knowledge of NationsBank (i) the Borrower is not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $10,000,000, or (iii) if after giving effect to such Swing Line Loan, the sum of the Swing Line Outstandings, Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the lesser of (x) the Total Revolving Credit Commitment or
(y) the Borrowing Base. Swing Line Loans shall bear interest at the Base Rate. The Company may borrow, repay and reborrow under this Section 3.13 hereof. Unless notified to the contrary by NationsBank, borrowings under the Swing Line shall be made in the minimum amount of $500,000 or, if greater, in amounts which are integral multiples of $100,000 or in the amount necessary to effect a Base Rate Refunding Loan, upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to NationsBank not later than 12:30 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of Exhibit D-2 hereto. Unless notified to the contrary by NationsBank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000 or the aggregate amount of all Swing Line Outstandings. If the Borrower instructs NationsBank to debit any demand deposit account of the Borrower in the amount of any payment with respect to a Swing Line Loan, or NationsBank otherwise receives repayment, after 12:30 P.M. on a Business Day, such payment shall be deemed received on the next Business Day.

                  (a) The interest payable on Swing Line Loans is solely for the account of NationsBank and each Lender who has purchased a Participation in such Swing Line Loans, and all accrued and unpaid interest on Swing Line Loans shall be payable on the dates and in the manner provided in Sections 3.2(b) and 3.4 hereof with respect to interest on Base Rate Loans. The Swing Line Outstandings shall be evidenced by the Swing Line Note delivered to NationsBank pursuant to
         Section 3.5(b) hereof.

                  (b) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from NationsBank a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by NationsBank, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to NationsBank its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of NationsBank of the purchase price of its Participation shall be deemed (i) provided that the conditions to making Revolving Loans shall be satisfied, a Base Rate Refunding Loan under Section 3.1 hereof until the Borrower Converts such Base Rate Loan in accordance with the terms of Section 3.8 hereof, and (ii) in all other cases, the funding by each Lender of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to NationsBank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

         The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to Section 3.1 hereof in an amount sufficient to repay Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Advance to NationsBank the amount necessary to repay such Swing Line Outstandings (which NationsBank shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to Section 3.1(c)(ii) hereof. The proceeds of such Advances shall be paid to NationsBank for application to the Swing Line Outstandings and the Lenders shall then be deemed to have made Loans in the amount of such Advances. The Swing Line shall continue in effect until the Revolving Credit Termination Date, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

                                   ARTICLE IV

                                Letters of Credit

         IV.1. Letters of Credit. The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; provided, that (i) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment and (ii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall exceed the lesser of (x) the Total Revolving Credit Commitment or (y) the Borrowing Base. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the earlier to occur of (x) (i) in the case of standby Letters of Credit, one year after the date of its issuance and (ii) in the case of documentary Letters of Credit, 120 days or (y) 5 days prior to the Stated Termination Date.

         IV.2. Reimbursement.

                  (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by
         Section 3.1 hereof and Swing Line Loans if permitted by Section 3.14 hereof) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by Section 3.1(c)(iv) hereof and Section 3.14 hereof, amounts shall be paid pursuant to Advances under the Revolving Credit Facility or, if the Borrower shall elect, by Swing Line Loans. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Base Rate plus two percent (2.0%), or the maximum rate permitted by applicable law, if lower, such rate to be calculated on the basis of a year of 360 days for actual days elapsed.

                  (b) In accordance with the provisions of Section 3.1(c) hereof, the Issuing Bank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

                  (c) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under Section 4.2(a) hereof, each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank as hereinafter described, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit.

                           (i) Each Lender (including the Issuing Bank in its
                  capacity as a Lender) shall, subject to the terms and conditions of Article III, pay to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Section 3.1(c)(iv) hereof.

                          (ii) Simultaneously with the making of each payment by
                  a Lender to the Issuing Bank pursuant to Section 3.1(c)(iv)(B) hereof, such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with Section 3.1(c)(iv) hereof, Swing Line Loans made in accordance with
                  Section 3.14 hereof, or otherwise.

                         (iii) Each Lender's obligation to make payment to the
                  Agent for the account of the Issuing Bank pursuant to Section 3.1(c)(iv) hereof and this Section 4.2(c) hereof, and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Agent for the account of the Issuing Bank in full upon such request as required by Section 3.1(c)(iv) hereof or this Section 4.2(c) hereof, such Lender shall, on demand, pay to the Agent for the account of the Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to Section 3.1(c) hereof until such Lender pays such amount to the Agent for the account of the Issuing Bank in full at the interest rate per annum for overnight borrowing by the Agent from the Federal Reserve Bank.

                          (iv) In the event the Lenders have purchased
                  Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by Issuing Bank from the Borrower, Issuing Bank shall promptly (but in no event later than one Business Day following receipt) pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (d) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

                  (e) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article VII, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 and all subsequent amendments and revisions thereto.

                  (f) The Borrower agrees that Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (g) Without limiting the generality of the provisions of
         Section 13.5 hereof, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or

         (ii) caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 4.2(g) hereof shall survive the Facility Termination Date.

                  (h) Without limiting Borrower's rights as set forth in Section 4.2(g) hereof, the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and that such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                           (i) any lack of validity or enforceability of the
                  Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                          (ii) any amendment or waiver of or any consent to or
                  departure from all or any of the Related LC Documents;

                         (iii) the existence of any claim, setoff, defense
                  (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                          (iv) any breach of contract or other dispute between
                  the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

                           (v) any draft, statement or any other document
                  presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; or

                          (vi) any delay, extension of time, renewal, compromise
                  or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement.

         IV.3. Letter of Credit Facility Fees. The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, an issuance fee on the aggregate amount available to be drawn on each (i) standby Letter of Credit, at a rate equal to the Applicable Margin for Eurodollar Rate Loans under the Revolving Credit Facility, and (ii) documentary Letter of Credit, 1/4% for each 120 day term or part thereof of such Letter of Credit is outstanding. Such fees shall be due with respect to each Letter of Credit quarterly in arrears on the last day of each December, March, June and September, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit. The fees described in this Section 4.3 before shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

         IV.4. Administrative Fees. The Borrower shall pay to the Issuing Bank
(i) such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time and (ii) a fronting fee for each Letter of Credit equal to 1/8% on the aggregate amount available to be drawn on each Letter of Credit.

         IV.5. Existing Letters of Credit. The parties hereto agree that on the Closing Date all Existing Letters of Credit shall be deemed Letters of Credit hereunder and the outstanding undrawn face amount of such Existing Letters of Credit shall be deemed Letter of Credit Outstandings hereunder.

                                    ARTICLE V

                                    Security

         V.1. Security Interest. As security for the full and timely payment and performance of all Obligations, and as a continuation of the security interests and rights granted by the Borrower and its Domestic Subsidiaries under the Existing Credit Agreement and the Security Instruments (as defined therein), the Borrower shall, and shall cause each Domestic Subsidiary to, on or before the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Security Agreement, the Intellectual Property Security Agreement, the Landlord Waivers and such duly executed and filed Uniform Commercial Code financing statements sufficient to grant to the Agent a valid, duly perfected security interest in the Collateral described therein, subject to no prior Liens other than Permitted Liens, and do all things reasonably necessary in the opinion of the Agent and its counsel to grant to and continue with the Agent for the benefit of the Lenders a first priority security interest, duly perfected with respect to Collateral governed by the UCC, in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer (other than restrictions on transfer imposed by applicable securities laws and Permitted Liens).

         V.2. Stock Pledge. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower and each Domestic Subsidiary owning any Pledged Stock shall on or before the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, the Stock Pledge Agreement together with certificates representing such Pledged Stock and such stock powers duly executed in blank as may be required by the Agent in accordance with the terms hereof and thereof. In addition to any Stock Pledge Agreement required to be delivered pursuant to
Section 9.21 hereof, the Borrower and each Subsidiary hereby agrees to pledge to the Agent for the benefit of the Lenders (a) 100% of the capital stock and related interests and rights directly or indirectly owned by the Borrower of any Domestic Subsidiary or Domestic Control Subsidiary hereafter acquired or created, (b) 65% of the voting stock and related interests and rights directly or indirectly owned by the Borrower of any Direct Foreign Subsidiary or Direct Foreign Control Subsidiary hereafter acquired or created and (c) 100% of the capital stock and related interests and rights directly or indirectly owned by the Borrower of any Foreign Subsidiary or Foreign Control Subsidiary of the Borrower to the extent such action would not result in any material adverse tax impact on the Borrower and, in each case, to deliver to the Agent a Stock Pledge Agreement substantially in the form of Exhibit G hereto within thirty (30) days of the acquisition or creation of such Subsidiary.

         V.3. Guaranty. To guarantee the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower shall cause the Facility Guaranty to be delivered by each Domestic Subsidiary, in form and substance reasonably acceptable to the Agent, on or before the Closing Date. The Borrower hereby agrees to cause a Guaranty to be delivered by any hereafter acquired, created or arising (a) Domestic Subsidiary and (b) Foreign Subsidiary to the extent such action would not result in (i) any material adverse tax impact on the Borrower or (ii) any violation of any debt agreement to which such Foreign Subsidiary is a party.

         V.4. Mortgages. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower shall cause the Mortgage to be delivered to the Agent after the Closing Date with respect to any material real property (other than the Florida Office) that is acquired by the Borrower or any Domestic Subsidiary, in form and substance reasonably acceptable to the Agent. The Borrower shall deliver to the Agent all environmental reports, title insurance, appraisals, surveys, legal opinions and other certificates and documents reasonably requested by the Agent in connection with such Mortgage.

         V.5. Intellectual Property. As security for the full and timely payment and performance of all Obligations now existing or hereafter arising, the Borrower and each Domestic Subsidiary owning any material patents, patent applications, trademarks, trademark registrations and applications therefor, copyrights, copyright registrations and applications therefor or any other material intellectual property, shall deliver to the Agent for the benefit of the Lenders the Intellectual Property Security Agreements and the Intellectual Property Assignments and opinions of counsel to the Borrower and such Domestic Subsidiary in any appropriate jurisdiction designated by the Agent as to the validity and enforceability of such agreements and such other legal matters as the Agent reasonably requests, in form and substance reasonably acceptable to the Agent and the Lenders. In addition to any Intellectual Property Security Agreement required to be delivered pursuant to Section 9.21 hereof, the Borrower hereby agrees to pledge, or cause to be pledged, all intellectual property interests and licenses hereafter acquired or created and owned by the Borrower or any Domestic Subsidiary within thirty (30) days of the acquisition or creation of such intellectual property or license.

         V.6. Information Regarding Collateral. The Borrower represents, warrants and covenants that (a) the chief executive office of the Borrower and each Guarantor at the Closing Date is located at the address or addresses specified on Schedule 5.6 hereto, and (b) Schedule 5.6 hereto contains a true and complete list of (i) the legal name and address of the Borrower and each Guarantor and of each other Person that has effected any merger or consolidation with the Borrower or a Guarantor or contributed or transferred to the Borrower or a Guarantor any significant portion of its assets constituting Collateral at any time since January 1, 1993 (excluding Persons making sales in the ordinary course of their businesses to the Borrower or a Guarantor of property constituting inventory in the hands of such seller), (ii) each location at which goods constituting Collateral are now located (together with the name of each owner of the property located at such address if not the Borrower or the applicable Guarantor, and a summary description of the relationship between the applicable Guarantor and such Person), and (iii) each currently used trade style and each trade name used by the Borrower or any Guarantor since January 1, 1993 and the purposes for which it was used. Borrower shall not change, and shall not permit any other Guarantor to change, the location of its chief executive office or any location specified in clause (ii) of the immediately preceding sentence, or use or permit any Guarantor to use, any additional trade style, except upon giving not less than thirty (30) days' prior written notice to the Agent and taking or causing to be taken all such action at Borrower's or such other Guarantor's expense as may be reasonably requested by the Agent to perfect or maintain the perfection of the Lien of the Agent in Collateral.




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

         V.7. Further Assurances. At the request of the Agent, the Borrower will, and will cause each Subsidiary to, execute by its duly authorized officers, alone or with the Agent, any certificate, instrument, statement or document and will procure any such certificate, instrument, statement or document (and pay all connected costs) which the Agent reasonably deems necessary to create or preserve the Liens (and the perfection and priority thereof) of the Agent for the benefit of the Lenders contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by the Borrower or any Guarantor after the Closing Date.

                                   ARTICLE VI

                             Change in Circumstances

         VI.1.    Increased Cost and Reduced Return.

                  (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                           (i) shall subject such Lender (or its Applicable
                  Lending Office) to any tax, duty, or other charge with respect to any Loans, its Notes, or its obligation to make Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Notes in respect of any Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office and franchise taxes);

                          (ii) shall impose, modify, or deem applicable any
                  reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitments of such Lender hereunder; or

                         (iii) shall impose on such Lender (or its Applicable
                  Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 6.1(a) hereof, the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 6.4 hereof shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
         Section 6.1 hereof and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 6.1 hereof shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         VI.2. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                  (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower



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

shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.


         VI.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 6.4 hereof shall be applicable).

         VI.4. Treatment of Affected Loans. If the obligation of any Lender to make a particular Type of Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to Section 6.1 or 6.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 6.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 6.1 or 6.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 6.1 or 6.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section 6.4 hereof no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

         VI.5. Compensation. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender)



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

to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 11.1 hereof) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
         Article VII to be satisfied) to borrow (other than by reason of the failure of a Lender or Lenders to make funds available without cause), Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         The Borrower hereby acknowledges that such losses, costs and expenses requiring compensation from the Borrower shall include any such loss, cost or expense incurred within 90 days after the Closing Date in connection with the syndication of the Facilities. Any Lender claiming compensation under this
Section 6.5 hereof shall furnish the Borrower and the Agent a statement setting forth in reasonable detail the amounts to be paid to it hereunder and the determination thereof shall be conclusive absent manifest error.

         VI.6. Taxes.

                  (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.6 hereof) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made,
         (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in
         Section 13.2 hereof, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 6.6 hereof) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 6.6(d) hereof (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 6.6(a), 6.6(b) or 6.6(c) hereof with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes at such Lender's expense.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 6.6 hereof, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to




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

         eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent evidence of such payment.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 6.6 hereof shall survive the termination of the Commitments and the payment in full of the Notes.

         VI.7. Replacement Banks. The Borrower may, in its sole discretion, on ten (10) Business Days' prior written notice to the Agent and the applicable Lender, cause a Lender who has (a) incurred increased costs or is unable to make Eurodollar Rate Loans, (b) failed to fund any requested Advance, or (c) made any claim for taxes under Section 6.6 hereof, require such Lender to (and such Lender shall) assign, pursuant to Section 13.1 hereof, all of its rights and obligations under this Agreement to an Eligible Assignee designated by the Borrower which is willing to become a Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans, any accrued but unpaid fees with respect to such Lender's Commitments and any other amount payable to such Lender under this Agreement; provided, however, that any expenses or other amounts which would be owing to such Lender pursuant to any indemnification provision hereof (including, if applicable, Section 6.5 hereof) shall be payable by the Borrower as if the Borrower had prepaid the Loans of such Lender rather than such Lender having assigned its interest hereunder. The Borrower or the assignee shall pay the applicable processing fee under Section 13.1 hereof.




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


                                   ARTICLE VII

                           Conditions to Effectiveness

         VII.1. Conditions to Effectiveness. The effectiveness of this Agreement and the obligation of the Lenders to continue the Term Loans and make additional Advances under the Revolving Credit Facility, and of the Issuing Bank to issue any additional Letters of Credit, and of NationsBank to make any Swing Line Loans, is subject to the conditions precedent that:

                  (a) the Agent shall have received on or before the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                           (i) executed originals of each of this Agreement, the
                  Notes, the Security Instruments and the other Loan Documents, together with all schedules and exhibits thereto;

                          (ii) certificates representing all of the shares of
                  Pledged Stock, together with undated stock powers executed in blank;

                         (iii) the favorable written opinion with respect to the
                  Loan Documents and the transactions contemplated thereby of counsel to the Credit Parties dated the Closing Date, addressed to the Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of Exhibit P hereto;

                          (iv) a certificate of the Chief Financial Officer of
                  the Borrower, certifying the solvency of the Borrower and its Subsidiaries on the date of and immediately after giving effect to the transactions contemplated hereby;

                           (v) resolutions of the boards of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Credit Party certified by its secretary or assistant secretary as of the Closing Date (or, with respect to any Guarantor, the date of the Existing Credit Agreement), approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

                          (vi) specimen signatures of officers of each Credit
                  Party executing the Loan Documents on behalf of such Credit Party, certified by the secretary or assistant secretary of such Credit Party;

                         (vii) the charter documents of each Credit Party
                  certified as of a recent date by the Secretary of State of its state of organization;




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

                           (viii) the bylaws of each Credit Party certified as
                  of the Closing Date (or, with respect to any Guarantor, the date of the Existing Credit Agreement) as true and correct by its secretary or assistant secretary;

                           (ix) certificates issued as of a recent date by the
                  Secretaries of State of the respective jurisdictions of formation of each Credit Party as to the due existence and good standing of each Credit Party;

                           (x) appropriate certificates of qualification to do
                  business, good standing and, where appropriate, authority to conduct business under assumed name, issued in respect of each Credit Party as of a recent date by the Secretary of State or comparable official of each jurisdiction in which the failure to be qualified to do business or authorized so to conduct business could have a Material Adverse Effect;

                           (xi) notice of appointment of the initial Authorized
                  Representative(s);

                           (xii) evidence of all insurance required by the Loan
                  Documents;

                           (xiii) a Borrowing Notice, if applicable, Borrowing
                  Base Certificate, and, if elected by the Borrower, Interest Rate Selection Notice;

                           (xiv) evidence of the filing of Uniform Commercial
                  Code financing statements reflecting the filing in all places required by applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Agent may require;

                           (xv) fully executed Landlord Waivers for the
                  warehouse facilities located in Nevada, Florida, Arkansas, South Carolina, California, North Carolina and Washington;

                           (xvi) an executed copy of the Transaction Documents
                  certified as a full, true and correct copy of such documents by an Authorized Officer of the Borrower;


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

                           (xvii) an executed copy of the Financing Documents
                  certified as a full, true and correct copy of such documents by an Authorized Representative of the Borrower;

                           (xviii) evidence that all fees payable by the
                  Borrower on the Closing Date to the Agent, NMS and the Lenders have been paid in full;

                           (xix) copies of all executed employment or
                  compensation agreements with all members of key management of the Borrower;

                           (xx) The Agent and the Lenders shall have received
                  (a) the unaudited financial statements for the Borrower and its Subsidiaries and HPG for the three-month period ended March 31, 1998 and for all subsequent monthly periods ended prior to June 26, 1998, (b) audited financial statements of HPG for each of fiscal years 1995, 1996 and 1997, (c) pro forma consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of March 31, 1998 and financial projections of the Borrower and its Subsidiaries covering not less than five complete Fiscal Years after the Closing, in each case giving effect to the Acquisition, the transactions contemplated thereby and the proposed capital structure, and (d) interim monthly financial statements and monthly working capital detail for the most recent trailing twelve months for which internal financial statements are available and the first projected year, in each case in form and substance satisfactory to the Agent, all of which projections and financial statements shall conform to GAAP applied on a consistent basis except as otherwise disclosed;

                           (xxi) certificate of an Authorized Representative
                  dated the Closing Date certifying as to the matters set forth in Section 7.1(b)(i), (ii), (iii), (iv), (vi) and (vii) below;

                           (xxii) copies of independent environmental reports
                  with respect to the Queretero Property in form and content acceptable to the Agent and the Lenders;

                           (xxiii) such other documents, instruments,
                  certificates and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby;

                  (b) Each of the following shall be true:

                           (i) The Junior Financing and the HPG Acquisition
                  shall have been consummated on terms acceptable to the Agent and the Lenders;

                          (ii) there shall not have occurred or become known to
                  the Agent or the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Credit Parties delivered to the Agent prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;


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

                           (iii) There shall not be any action, suit,
                  investigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that
                  (a) purports to affect the transactions contemplated hereby (including the HPG Acquisition), (b) could reasonably be expected to have a material adverse effect on the financings or any other transactions contemplated hereby (including the HPG Acquisition), or on the Borrower or its Subsidiaries or
                  (c) would reasonably be expected to have a material adverse effect on the ability of the parties hereto and thereto to perform their obligations hereunder or under the Transaction Documents;

                           (iv) the Borrower and its Subsidiaries shall have
                  received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby and under the Junior Financing Documents and the Transaction Documents without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Borrower or any Subsidiary is a party or by which any of them or their properties are bound or
                  (C) the charter documents or bylaws of any Credit Party; and

                           (v) there shall not have occurred or exist (A) an
                  engagement in hostilities by the United States of America or other national or international emergency or calamity, (B) a general suspension of or material limitation on trading on the New York Stock Exchange or other national securities exchange,
                  (C) the declaration of a general banking moratorium by any applicable Governmental Authority or the imposition by any applicable Governmental Authority of any material limitation on transactions of the type contemplated by the Loan Documents, or (D) any other material disruption of financial or capital markets that could reasonably be expected to adversely affect the transactions contemplated under the Loan Documents.

                           (vi) There shall not have occurred a material adverse
                  change since December 31, 1997 in the business, assets, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries and HPG, taken as a whole or prospects of the Borrower and its Subsidiaries, taken as a whole, or in the facts and information regarding such entities as represented to date, including, without limitation, the absence of any (a) event or circumstance, (b) change in laws or regulations or (c) action, suit, investigation or proceeding pending or threatened in any court or before any governmental authority that purports to affect the Borrower or any of its Subsidiaries, or HPG or any transaction contemplated hereby, and that could have or could be reasonably expected to have a Material Adverse Effect or a material adverse effect on the ability of the Borrower or its




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

                  Subsidiaries or HPG to perform their respective obligations under the Transaction Documents or the Junior Financing Documents.

                           (vii) All of the representations and warranties and
                  covenants contained in the Transaction Documents and the Junior Financing Documents shall be true or performed in accordance with their terms, respectively.

         VII.2. Conditions of Loans and Letter of Credit. The obligations of the Lenders to make any Loans, and the Issuing Bank to issue Letters of Credit, and of NationsBank to make any Swing Line Loan, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the Agent or, in the case of Swing Line Loans, NationsBank shall have received a Borrowing Notice if required by Article III;

                  (b) the representations and warranties of the Borrower set forth in Article VIII and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, Swing Line Loan or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 8.6(a)(i) hereof shall be deemed to be those financial statements most recently delivered to the Agent and the Lenders pursuant to Section 9.1 hereof from the date financial statements are delivered to the Agent and the Lenders in accordance with such Section;

                  (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request;

                  (d) at the time of (and after giving effect to) each Advance, Swing Line Loan or the issuance of a Letter of Credit, no Default or Event of Default specified in Article XI shall have occurred and be continuing; and

                  (e) the Agent and the Lenders shall be reasonably satisfied that the Borrower and each Subsidiary will be Year 2000 Compliant on and after 90 days prior to year 2000.

                  (f) immediately after giving effect to:

                           (i) a Revolving Loan, the aggregate principal balance
                  of all outstanding Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment;




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

                           (ii) a Letter of Credit or renewal thereof, the
                  aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment;

                           (iii) a Swing Line Loan, the Swing Line Outstandings
                  shall not exceed $10,000,000; and

                           (iv) a Revolving Loan, Swing Line Loan or a Letter of
                  Credit or renewal thereof, the sum of Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall not exceed the lesser of (x) the Total Revolving Credit Commitment or (y) the Borrowing Base.




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


                                  ARTICLE VIII

                         Representations and Warranties

         The Borrower represents and warrants with respect to itself and its Subsidiaries (which representations and warranties are made after giving effect to the HPG Acquisition and which shall survive the delivery of the documents mentioned herein and the making of Loans), that:

         VIII.1. Organization and Authority.

                  (a) The Borrower and each Subsidiary is a corporation duly organized and validly existing under the laws of the jurisdiction of its formation;

                  (b) The Borrower and each Subsidiary (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                  (c) The Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                  (d) Each Credit Party has the power and authority to execute, deliver and perform the applicable Facility Guaranty and each of the other Loan Documents to which it is a party; and

                  (e) When executed and delivered, each of the Loan Documents to which the Borrower or any other Credit Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower or such Credit Party, enforceable against the Borrower or such Credit Party in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

         VII.2. Loan Documents. The execution, delivery and performance by the Borrower and each other Credit Party of each of the Loan Documents to which it is a party:

                  (a) have been duly authorized by all requisite corporate action (including any required shareholder approval) of the Borrower and each other Credit Party required for the lawful execution, delivery and performance thereof;




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

                  (b) do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any other Credit Party or its properties, or
         (iii) the charter documents or bylaws of the Borrower or any other Credit Party;

                  (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which Borrower or any other Credit Party is a party, or by which the properties or assets of Borrower or any other Credit Party are bound; and

                  (d) does not and will not result in the creation or imposition of any Lien upon any of the properties or assets of Borrower or any other Credit Party except any Liens in favor of the Agent and the Lenders created by the Security Instruments.

         VIII.3. Solvency. The Borrower and each other Credit Party is Solvent after giving effect to the transactions contemplated by the Loan Documents.

         VIII.4. Subsidiaries and Shareholders. All shares of capital stock or other equity interests of the Borrower are duly authorized, validly issued, fully paid and non-assessable. The Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule 8.4 hereto and additional Subsidiaries created or acquired after the Closing Date in compliance with
Section 9.21 hereof; Schedule 8.4 hereto states as of the date hereof the organizational form of each entity, the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number and/or percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in Schedule 8.4 hereto, free and clear of any Lien other then the Liens created under the Loan Documents in favor of the Agent for the benefit of the Lenders.

         VIII.5. Ownership Interests. The Borrower owns no interest in any Person other than the Persons listed in Schedule 8.4 hereto and additional Subsidiaries created or acquired after the Closing Date in compliance with
Section 9.21 hereof.

         VIII.6. Financial Condition

                  (a) The Borrower has heretofore furnished to the Agent and each Lender audited consolidated and related consolidating balance sheets of the Borrower and its Subsidiaries (including Borrower) as at December 31, 1997 and the notes thereto and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended as examined and certified by the Borrower's independent certified public accountants. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its Subsidiaries as of the end of such Fiscal Year and results of their operations and the changes in its shareholders' equity for the Fiscal Year then ended, all in conformity with GAAP applied on a Consistent Basis;

                  (b) since December 31, 1997, there has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries or in the businesses, properties, performance, prospects or operations of the Borrower or its Subsidiaries, nor have such businesses or properties been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

                  (c) the consolidated balance sheets of each of the Borrower and its Subsidiaries and HPG that are attached hereto as Schedule 8.6(c) hereto fairly present the consolidated financial position of the Borrower and its Subsidiaries and HPG as of the dates set forth therein, in each case in accordance with GAAP applied on a Consistent Basis (except as otherwise specifically indicated therein). The consolidated statements of income and cash flows of the Borrower and its Subsidiaries and HPG that are attached hereto as Schedule 8.6(c) have been prepared in conformity with GAAP applied on a Consistent Basis through all the periods involved (except as otherwise specifically indicated therein) and fairly present the consolidated results of operations of each of the Borrower and its Subsidiaries and HPG for the periods indicated. The pro forma consolidated statements of income and cash flows included in Schedule 8.6(c) hereto fairly present the estimated consolidated income and cash flows of the Borrower and its Subsidiaries assuming the consummation of the HPG Acquisition as if it had occurred on the date set forth therein, and the pro forma consolidated balance sheet of the Borrower included in Schedule 8.6(c) hereto fairly presents the consolidated financial condition of the Borrower and its Subsidiaries on the Closing Date (after giving effect to all simultaneous transactions to occur on such date).

                  (d) except as set forth in the financial statements referred to in Section 8.6(a) hereof or as set forth in Schedule 8.6(d) hereto, neither the Borrower nor any Subsidiary has incurred, other than in the ordinary course of business, any material Indebtedness, Contingent Obligation or other commitment or liability which remains outstanding or unsatisfied.

         VIII.7. Title to Properties. The Borrower and each of its Subsidiaries has good and marketable title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind, except for the transfer restrictions and Liens created under the Existing Credit Agreement or described in Schedule 8.7 hereto.



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

         VIII.8. Taxes. The Borrower and each of its Subsidiaries have filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 8.6(a) hereof and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

         VIII.9. Other Agreements. Neither the Borrower nor any Subsidiary is:

                  (a) a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect; or

                  (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Borrower or any Subsidiary is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect.

         VIII.10. Litigation. Except as set forth in Schedule 8.10 hereto, there is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending, or, to the knowledge of the Borrower, threatened by or against the Borrower, or any of its Subsidiaries or affecting the Borrower or any of its Subsidiaries or any properties or rights of the Borrower or any of its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect.

         VIII.11. Margin Stock. The proceeds of the borrowings made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the Borrower nor any agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

         VIII.12. Investment Company. Neither the Borrower nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower and the other Credit Parties of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof.

         VIII.13. Intellectual Property. The Borrower and its Subsidiaries own or have the right to use under valid license agreements or otherwise, all licenses, franchises, patents, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights, and all applications for any of the foregoing, material to the conduct of their businesses as now conducted (the "Intellectual Property"), all such Intellectual Property being identified on the schedules to the Intellectual Property Security Agreement and, except as set forth on Schedule 8.13 hereto, without conflict with any patent, license, franchise, trademark, trade secrets and confidential commercial or proprietary information, trade name, copyright, rights to trade secrets or other proprietary rights of any other Person. Each Credit Party owning any Collateral as defined in the Intellectual Property Security Agreement is a party to the Intellectual Property Security Agreement.

         VIII.14. No Untrue Statement. Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any other Credit Party in accordance with or pursuant to any Loan Document nor (b) any statement, representation, or warranty provided to the Agent in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading.

         VIII.15. No Consents, Etc. Neither the respective businesses or properties of the Borrower or any of its Subsidiaries, nor any relationship between the Borrower or any of its Subsidiaries and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower or any of its Subsidiaries as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be.

         VIII.16. Employee Benefit Plans.

                  (a) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, each trust related to such plan has been determined to be exempt under
         Section 501(a) of the Code and each Employee Benefit Plan subject to any Foreign Benefit Law has received the required approvals from any Governmental Authority regulating such Employee Benefit Plan. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                  (b) Neither the Borrower nor any ERISA Affiliate has (i) engaged in a nonexempt prohibited transaction described in Section 4975 of the Code or Section 406 of ERISA affecting any of the Employee Benefit Plans or the trusts created thereunder which could subject any such Employee Benefit Plan or trust to a material tax or penalty on prohibited transactions imposed under Internal Revenue Code Section 4975 or ERISA, (ii) incurred any accumulated funding deficiency with respect to any Employee Benefit Plan, whether or not waived, or any other liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, (iv) failed to make a required installment or other required payment under Section 412 of the Code, Section 302 of ERISA or the terms of such Employee Benefit Plan or (v) failed to make a required contribution or payment, or otherwise failed to operate in compliance with any Foreign Benefit Law regulating any Employee Benefit Plan;

                  (c) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan, and neither the Borrower nor any ERISA Affiliate has incurred any unpaid withdrawal liability with respect to any Multiemployer Plan;

                  (d) The present value of all vested accrued benefits under each Employee Benefit Plan which is subject to Title IV of ERISA or whose funding is regulated by any Foreign Benefit Law, did not, as of the most recent valuation date for each such plan, exceed the then current value of the assets of such Employee Benefit Plan allocable to such benefits;

                  (e) To the best of the Borrower's knowledge, each Employee Benefit Plan subject to Title IV of ERISA or the funding of which is regulated by any Foreign Benefit Law, maintained by the Borrower or any ERISA Affiliate, has been administered in accordance with its terms in all material respects and is in compliance in all material respects with all applicable requirements of ERISA, all Foreign Benefit Laws and other applicable laws, regulations and rules;

                  (f) The consummation of the Loans and the issuance of the Letters of Credit provided for herein will not involve any prohibited transaction under ERISA which is not subject to a statutory or administrative exemption; and

                  (g) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan.

         VII.17. No Defautl. As of the date hereof, there does not exist any Default or Event of Default hereunder.

         VIII.18. Hazardous Materials.

                  (a) The Borrower and each of its Subsidiaries is in compliance with all applicable Environmental Laws in all material respects, and has been issued and maintains all required federal, state and local permits, licenses, certificates and approvals pertaining to Hazardous Materials that are germane to the conduct of its business. Neither the Borrower nor any of its Subsidiaries has been notified of any pending or threatened action, suit, proceeding or investigation which, and neither the Borrower nor any of its Subsidiaries is aware of any facts, which (i) calls into question, or could reasonably be expected to call into question, compliance by the Borrower or any of its Subsidiaries with any Environmental Laws, (ii) seeks, or could reasonably be expected to form the basis of a meritorious proceeding to seek, to suspend, revoke or terminate any license, permit, certification or approval pertaining to Hazardous Material that is germane to the conduct of its business, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any of its Subsidiaries to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Law;

                  (b) Neither the Borrower nor any of its Subsidiaries, nor, to the best of Borrower's knowledge, any previous owner or operator of any real property owned or operated by the Borrower or any of its Subsidiaries or any other Person, has managed, generated, stored, released, treated, or disposed of any Hazardous Material on any portion of such property, or transferred or caused to be transferred any Hazardous Material from such property to any other location except in compliance with all Environmental Laws. Except for Hazardous Materials necessary for the routine maintenance of the Properties owned or operated by the Borrower and its Subsidiaries and as used in the ordinary course of the Borrower's or its Subsidiaries' business, which Hazardous Material shall be used in accordance with all applicable Environmental Laws, the Borrower covenants it shall, and shall cause each of its Subsidiaries to, not permit any Hazardous Materials to be brought on to the real property owned or operated by the Borrower and its Subsidiaries, or if so brought or found located thereon, shall be immediately removed, with proper disposal, and all environmental cleanup requirements shall be diligently undertaken pursuant to all Environmental Laws.


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

         VIII.19. Employment Matters.

                  (a) Except with respect to employees located in Mexico, none of the employees of the Borrower or any of its Subsidiaries is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings, or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any such Subsidiary or between the Borrower or any such Subsidiary and any of their employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

                  (b) Except to the extent a failure to maintain compliance would not have a Material Adverse Effect, the Borrower and each of its Subsidiaries is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending or threatened any litigation, administrative proceeding nor, to the knowledge of the Borrower, any investigation, in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

         VIII.20. RICO. Neither the Borrower nor any of its Subsidiaries is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

         VIII.21. Year 2000 Compliance. The Borrower has (a) undertaken a review and assessment of the business and operations of the Borrower and its Subsidiaries with respect to becoming Year 2000 Compliant and the Borrower is taking or causing to be taken or undertaking to commence all actions necessary to become and continue to be Year 2000 Compliant prior to 90 days prior to year 2000, including taking all actions and at the times specified in the Year 2000 Compliance Plan, as adopted, and (b) undertaken a review and assessment of the business and operations of each of its Related Business Parties with respect to becoming Year 2000 Compliant and the Borrower reasonably believes that each Related Business Party is taking or causing to be taken or undertaking to commence all actions necessary to become and continue to be Year 2000 Compliant prior to 90 days prior to year 2000; the Borrower reasonably believes each of the Borrower and each Subsidiary will be Year 2000 Compliant prior to, on and after 90 days prior to year 2000.

         VIII.22. Transaction Agreement Representation. To the best of Borrower's knowledge, each of the representations and warranties of the Seller contained in Exhibit B of the Transaction Agreement and each of the other Transaction Documents are true and correct as of the Closing Date.



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


                                   ARTICLE IX

                              Affirmative Covenants

         Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Subsidiary to:

         IX.1. Financial Reports, Etc.

                  (a) As soon as practical and in any event within 90 days after the end of each Fiscal Year after the Closing Date, deliver or cause to be delivered to the Agent and each Lender (i) the audited consolidated and unaudited consolidating balance sheets of the Borrower and its Subsidiaries, with the notes thereto, and the related audited consolidated and unaudited consolidating statements of earnings, cash flow, and shareholders' equity and the notes thereto, for such Fiscal Year, setting forth in the case of the consolidated statements comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing, with respect to the audited consolidated financial reports, opinions of Grant Thornton LLP, or other such independent certified public accountants selected by the Borrower and approved by the Agent, which are unqualified and without an exception not acceptable to the Agent; and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and demonstrating compliance with Section 10.22 hereof, which certificate shall be in the form attached hereto as Exhibit L and incorporated herein by reference;

                  (b) as soon as practical and in any event within 45 days after the end of each fiscal quarter beginning with the fiscal quarter ended June 30, 1998, deliver to the Agent and each Lender (i) the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter, and the related consolidated and consolidating statements of earnings and cash flow for such fiscal quarter and for the period from the beginning of the Fiscal Year through the end of such fiscal quarter, accompanied by a certificate of an Authorized Representative to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal quarter and the results of their operations and the changes in shareholders' equity for such fiscal quarter, in conformity with the standards of GAAP with respect to interim financials, and (ii) a certificate of an Authorized Representative as to the absence of any Default or Event of Default and containing computations for such quarter comparable to that required pursuant to Section 9.1(a)(ii);

                  (c) together with delivery of the financial statements required under Section 9.1(a) above, deliver or cause to be delivered to the Agent and each Lender a letter from the Borrower's accountants specified in Section 9.1(a)(i) hereof stating that, in performing the audit necessary to render an opinion on the financial statements delivered under Section 9.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); and if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

                  (d) as soon as practical and in any event within 25 days after the end of each month, deliver or cause to be delivered to the Agent and each Lender (i) a summary and aging of Eligible Receivables and
         (ii) a Borrowing Base Certificate in the form of Exhibit K hereto;

                  (e) not later than the last Business Day of each Fiscal Year, deliver to the Agent and each Lender consolidated financial projections for the Borrower and its Subsidiaries for the period from the beginning of the next Fiscal Year to the Stated Maturity Date, prepared on an annual basis;

                  (f) promptly upon their becoming available to the Borrower, the Borrower shall deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which the Borrower or any Subsidiary shall file from and after the date hereof with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, (ii) any proxy statement distributed by the Borrower to its shareholders, bondholders or the financial community in general, and (iii) any management letter or other report submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the Borrower or any of its Subsidiaries;

                  (g) together with each delivery of the financial statements required by Section 9.1(a) or (b) hereof, deliver to the Agent and each Lender a management letter or other report setting forth any material deviation from the Year 2000 Compliance Plan and any other event or condition which could reasonably be expected to prevent or materially delay the Borrower, any Subsidiary or any Related Business Party from becoming Year 2000 Compliant before 90 days prior to year 2000; and

                  (h) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding the Borrower's and any of its Subsidiaries' operations, business affairs and financial condition as the Agent or such Lender may reasonably request;

         The Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender) or to the Agent, to any Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or, subject to Section 13.9 hereof, to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement.

         IX.2. Maintain Properties and Agreements. Maintain (a) all properties necessary to their operations in good working order and condition, make all needed repairs, replacements and



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renewals to such properties, and maintain free from Liens all trademarks, trade names, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct their business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices and (b) all Material Contracts and Material Leases in full force and effect without material defaults thereunder.

         IX.3. Existence, Qualification, Etc. Do or cause to be done all things necessary to preserve and keep in full force and effect their existence and all material rights and franchises, and maintain their licenses or qualifications to do business as foreign corporations and good standing in each jurisdiction in which their ownership or lease of property or the nature of their business makes such license or qualification necessary except where the failure to so qualify would not have a Material Adverse Effect.

         IX.4. Regulations and Taxes. Comply in all material respects with or contest in good faith all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of their properties except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower's independent certified public accountants determined on a consolidated basis have been established unless and until any Lien resulting therefrom attaches to any of their property and becomes enforceable against any of their creditors.

         IX.5. Insurance. (a) Keep all of their insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner as are customarily insured against by similar businesses owning such properties similarly situated,
(b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and (c) maintain insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes) such policies of insurance to have such limits, deductibles, exclusions, co-insurance and other provisions providing no less coverages than are maintained by similar businesses that are similarly situated, in any manner. such insurance policies to be in form reasonably satisfactory to the Agent. Each of the policies of insurance described in this Section 9.5 hereof shall provide that the Agent shall be named as loss payee or additional insured, as applicable, and that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall be terminated, lapse or be altered

         IX.6. True Books. Keep true books of record and account in which full, true and correct entries will be made of all of their dealings and transactions, and set up on their books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.





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         IX.7. Right of Inspection. Permit any Person designated by any Lender or the Agent to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any of its Subsidiaries and to discuss their affairs, finances and accounts with their principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice.

         IX.8. Observe all Laws. Conform to and duly observe in all respects all laws, rules and regulations and all other valid requirements of any Governmental Authority with respect to the conduct of their business where the failure to observe such laws, rules, regulations or other requirements could have a Material Adverse Effect.

         IX.9. Covenants Extending to Other Persons. Cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 9.2 through 9.8 inclusive.

         IX.10. Officer's Knowledge of Default. Upon any officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any of its Subsidiaries to any Lender, or any event, development or occurrence which could reasonably be expected to have a Material Adverse Effect, cause such officer or an Authorized Representative to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Subsidiary proposes to take with respect thereto.

         IX.11. Suits or Other Proceedings. Upon any officer of the Borrower obtaining knowledge of (a) any action or proceeding against the Borrower or any Subsidiary by any Governmental Authority the outcome of which could reasonably be expected to have a Material Adverse Effect or (b) any litigation or other proceedings being instituted against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, in an aggregate amount in respect of all such proceedings and processes greater than $1,000,000 not otherwise covered by insurance, in each case promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.






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         IX.12. Notice of Discharge of Hazardous Material or Environmental
Complaint. Promptly provide to the Agent true, accurate and complete copies of any and all letters, notices, complaints, orders, directives, claims, or citations received by the Borrower or any Subsidiary relating to any (a) violation or alleged violation by the Borrower or any Subsidiary of any applicable Environmental Laws; (b) release or threatened release into the environment by the Borrower or any Subsidiary, or by any Person handling, transporting or disposing of any Hazardous Material on behalf of the Borrower or any Subsidiary, or at any facility or property owned or leased or operated by the Borrower or a Subsidiary, of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         IX.13. Environmental Compliance. If the Borrower or any Subsidiary shall receive any letter, notice, complaint, order, directive, claim or citation alleging that the Borrower or any Subsidiary has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, the Borrower shall, within the time period permitted and to the extent required by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Subsidiary to remove or remedy, such violation or release or satisfy such liability unless, and only during the period that, the applicability of the Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Subsidiary by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under GAAP, if any, have been made.

         IX.14. Indemnification. The Borrower hereby agrees to defend, indemnify and hold the Agent and the Lenders, and their respective officers, directors, employees and agents, harmless from and against any and all claims, losses, penalties, liabilities, damages and expenses (including, without limitation, assessment and cleanup costs and reasonable attorneys', consultants' and other experts' fees and disbursements) arising directly or indirectly from, out of or by reason of (a) the violation of any Environmental Law by the Borrower or any Subsidiary or with respect to any property owned, operated or leased by the Borrower or any Subsidiary or (b) the handling, storage, treatment, emission or disposal of any Hazardous Material by or on behalf of the Borrower or any Subsidiary on or with respect to property owned or leased or operated by the Borrower or any Subsidiary. The provisions of this Section 9.14 shall survive repayment of the Obligations, the occurrence of the Facility Termination Date and expiration or termination of this Agreement.

         IX.15. Further Assurances. At the Borrower's cost and expense upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, agreements, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         IX.16. Employee Benefits Plans. With reasonable promptness, and in any event within thirty (30) days, the Borrower will give notice of and/or deliver to Agent copies of (a) the establishment of any new Employee Benefit Plan, (b) the commencement of contributions to any Pension Plan or Multiemployer Plan to which the Borrower or any of its ERISA Affiliates was not previously contributing, (c) any material increase in the benefits of any existing Employee Benefit Plan, (d) each funding waiver request filed with respect to any Pension Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (e) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or Section 412 of the Code or any Foreign Benefit Law (in the case of an Employee Benefit Plan regulated by any Foreign Benefit Law) by the due date.



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

         IX.17. Termination Events. Promptly and in any event within ten (10) days of becoming aware of the occurrence of or forthcoming occurrence of any (a) Termination Event or (b) "prohibited transaction," as such term is defined in
Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, the Borrower will deliver to Agent a notice specifying the nature thereof, what action the Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

         IX.18. ERISA Notices. With reasonable promptness but in any event within ten (10) days for purposes of clauses (a), (b) and (c), the Borrower will deliver to the Agent copies of (a) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (b) all notices received by the Borrower or any ERISA Affiliate of the PBGC's or any Governmental Authority's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (c) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan and (d) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA. The Borrower will notify the Agent in writing within ten (10) Business Days of the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         IX.19. Continued Operations. Continue at all times (a) to conduct its business and engage principally in the Core Business and (b) to preserve, protect and maintain free from Liens (other than Permitted Liens or as otherwise permitted under the Loan Documents) all Collateral.

         IX.20. Use of Proceeds. Use the proceeds of the Loans solely for the purposes specified in Sections 2.11 or 3.12 hereof.

         IX.21. New Subsidiaries; Minority Interests.

                  (a) In the event of the acquisition or creation of any Subsidiary or Control Subsidiary (a "New Subsidiary"), cause to be delivered to the Agent for the benefit of the Lenders a Stock Pledge Agreement with respect to the Pledged Stock of such New Subsidiary substantially in the form of Exhibit G hereto within thirty (30) Business Days of the acquisition or creation of a Subsidiary; provided, however, that if such New Subsidiary is a Foreign Subsidiary, such pledge of capital stock shall be limited to 65% of the outstanding voting stock of such New Subsidiary and shall only be required if it is a Direct Foreign Subsidiary or a Direct Foreign Control Subsidiary;

                  (b) In the event of the acquisition or creation of any Domestic Subsidiary, cause to be delivered to the Agent for the benefit of the Lenders each of the following





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

         indicated to be delivered by such Subsidiary within thirty (30) Business Days of the acquisition or creation of such Subsidiary:

                           (i) a Guaranty executed by such Subsidiary,
                  substantially in the form of Exhibit J hereto;

                           (ii) a Security Agreement executed by such
                  Subsidiary, substantially in the form of Exhibit H hereto;

                           (iii) if such Subsidiary has any material leased
                  locations, a Landlord Waiver in the form of Exhibit M hereto;

                           (iv) if such Subsidiary owns any real property, a
                  Mortgage executed by such Subsidiary, substantially in the form of Exhibit O hereto;

                           (v) if such Subsidiary owns any Intellectual
                  Property, an Intellectual Property Security Agreement, executed by such Subsidiary, substantially in the form of
                  Exhibit I hereto;

                  (c) In the event of the acquisition or creation of any Subsidiary subject to the provisions of clauses (a) or (b) above, cause to be delivered to the Agent for the benefit of the Lenders each of the following within the time periods indicated therein:

                           (i) an opinion of counsel to such Subsidiary dated as
                  of the date of delivery of the other documents required to be delivered pursuant to this Section 9.21 and addressed to the Agent and the Lenders, in form and substance identical to the opinion of counsel delivered pursuant to Section 7.1 hereof on the Closing Date with respect to any Guarantor and the Pledged Stock; and

                          (ii) current copies of the Organizational Documents
                  and Operating Documents of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, or appropriate committees thereof (and, if required by such Organizational Documents or Operating Documents or by applicable laws, of the shareholders), of such Subsidiary authorizing the actions and the execution and delivery and performance of such Guaranty, Security Agreement, Stock Pledge Agreement, Intellectual Property Security Agreement or other agreement required under this Section 9.21 and evidence satisfactory to the Agent (confirmation of the receipt of which will be provided by the Agent to the Lenders) that such Subsidiary is Solvent as of such date after giving effect to such Guaranty, Security Agreement, Stock Pledge Agreement, and, if applicable, Intellectual Property Security Agreement.






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

                  (d) In the event the Borrower or any Domestic Subsidiary creates or acquires any material minority investment in any Person, cause to be delivered to the Agent for the benefit of the Lenders (A) a Stock Pledge Agreement with respect to the equity interests of such Person owned by the Borrower or such Domestic Subsidiary (subject to the 65% limitation on pledging shares of Foreign Subsidiaries contained herein) substantially in the form of Exhibit G hereto and (B) an opinion of counsel dated as of the date of delivery of the other documents required to be delivered pursuant to this Section 9.21 and addressed to the Agent and the Lenders, in form and substance identical to the opinion of counsel delivered pursuant to Section 7.1 hereof on the Closing Date with respect to the Pledged Stock, all within thirty
         (30) Business Days of the acquisition or creation of such investment.



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                                    ARTICLE X

                               Negative Covenants

         Until the occurrence of the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         X.1. Indebtedness. Incur, create, assume or permit to exist any Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis, howsoever evidenced, except the following (collectively, the "Permitted Indebtedness"):

                  (a) Indebtedness set forth in Schedule 8.6 hereto and incorporated herein by reference and any extension, renewal or refinancing thereof that does not increase the principal amount thereof or the interest rate payable thereon from that existing immediately prior to such extension, renewal or refinancing; provided, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

                  (b) Indebtedness owing to the Agent or any Lender in connection with this Agreement, any Note or other Loan Document;

                  (c) Indebtedness evidenced by the Subordinated Notes;

                  (d) Indebtedness consisting of Hedging Obligations not prohibited under Section 10.9 hereof;

                  (e) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (f) (i) purchase money Indebtedness and (ii) Indebtedness incurred with respect to financing of Capital Expenditures, collectively under both clause (i) and (ii) not to exceed an aggregate outstanding amount at any time of $5,000,000;

                  (g) Indebtedness of any Guarantor owing to the Borrower or another Guarantor and Indebtedness of the Borrower owing to any Guarantor;

                  (h) Indebtedness consisting of guaranties by the Borrower of Indebtedness permitted under Section 10.1(i) below;

                  (i) additional Indebtedness incurred by any Foreign Subsidiary in an aggregate outstanding principal amount at any time not to exceed the difference of (A) $80,000,000 less (B) the amount of any investments permitted under Section 10.3(f) hereof.






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         X.2. Liens. Incur, create or permit to exist any pledge, Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any of its Subsidiaries, including without limitation any capital stock of the Borrower or any of its Subsidiaries, other than any of the following (collectively, the "Permitted Liens"):

                  (a) Liens (i) in favor of the Agent for the benefit of the Lenders under the Loan Documents and (ii)existing as of the date hereof and as set forth in Schedule 8.7 attached hereto, provided, however, that any such Lien provided for in clause (ii) hereof that is released after the date hereof may not thereafter re-attach or otherwise become permitted by this Section 10.2(a);

                  (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (c) Liens in respect of purchase money Indebtedness permitted to be incurred pursuant to Section 10.1(f)(i) hereof in connection with the acquisition of certain tangible property; provided that (a) the original principal balance of the Indebtedness secured by such Lien constitutes not less than 80% nor more than 100% of the purchase price of the property acquired and (B) such Lien extends only to the property acquired with the proceeds of the Indebtedness so secured;

                  (d) statutory Liens of landlords who are not subject to a Landlord Waiver and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 90 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                  (e) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (f) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not





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

         recorded), which do not interfere with the ordinary conduct of the business of the Borrower or any Subsidiary and do not impair the use of the property to which they attach to the extent that such interference or impairment would reasonably be expected to have a Material Adverse Effect;

                  (g) Liens on real property securing Indebtedness permitted under Section 10.1(a), (b), (f) or (i) hereof (subject to compliance with subsection (c) above in connection with purchase money Indebtedness); and

                  (h) Liens on accounts receivable subject to an Approved Receivables Factoring Program.


         X.3. Investments; Acquisitions. Make any Acquisition or otherwise purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower and its Subsidiaries may:

                  (a) invest in Eligible Securities;

                  (b) maintain investments, loans and advances existing as of the date hereof and as set forth in Schedule 8.4 hereto;

                  (c) accept and maintain accounts receivable arising and trade credit granted in the ordinary course of business and retain any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                  (d) make and maintain loans and advances to and investments in Subsidiaries which are Guarantors;

                  (e) consummate Permitted Acquisitions and mergers permitted under Section 10.4(a) hereof;

                  (f) make and maintain loans, advances and investments in Foreign Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $40,000,000.

                  (g) make and maintain other loans, advances and investments in an aggregate principal amount at any time outstanding not to exceed $10,000,000.






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

         X.4. Merger or Transfer of Assets.

                  (a) Consolidate with or merge into any other Person, or permit any other Person to merge into it; provided, however, (i) any Subsidiary may merge or transfer all or any part of its assets into or consolidate with the Borrower or any Domestic Subsidiary, in each case, provided the requirements of Article V and Section 9.21 hereof are complied with as of the effective date of the consummation of such merger, (ii) any Subsidiary may merge into another Person that is not a Subsidiary prior to such merger whereby such other Person is the surviving corporation provided the requirements of Article V and
         Section 9.21 hereof are complied with and such other Person becomes a Subsidiary as of the effective date of the consummation of such merger and that such merger would be a Permitted Acquisition but for the Subsidiary not being the surviving corporation, (iii) any Direct Foreign Subsidiary may merge with or into any other Direct Foreign Subsidiary provided the requirements of Article VI and Section 9.21 hereof are complied with as of the effective date of the consummation of such merger, (iv) any Foreign Subsidiary which is not a Direct Foreign Subsidiary may merge with or into any other Foreign Subsidiary provided the requirements of Article VI and Section 9.21 hereof are complied with as of the effective date of the consummation of such merger and (v) the Borrower or any Subsidiary may make a Permitted Acquisition.

                  (b) Sell, lease, transfer or otherwise dispose of any assets other than (i) dispositions of inventory in the ordinary course of business, (ii) dispositions of equipment which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is less, of not more than three percent (3%) of Property, Plant and Equipment and Capitalized Software as shown on the consolidated balance sheet of the Borrower and its Subsidiaries adjusted to provide for the HPG Acquisition which is not replaced by equipment having at least equivalent value, (iii) dispositions of equipment which is replaced with equipment of like kind, function and value, provided the replacement equipment shall be acquired prior to or substantially contemporaneously with any disposition of the Equipment that is to be replaced, and the replacement equipment shall be free and clear of Liens other than Permitted Liens, (iv) dispositions of other assets which, in the aggregate during any Fiscal Year, have a fair market value or book value, whichever is less, of not more than one percent (1%) of Consolidated Shareholders' Equity of Borrower and its Subsidiaries adjusted to provide for the HPG Acquisition, (v) any Equity Offering of authorized but unissued equity securities the Net Proceeds of which are subject to the terms of Section 2.6(b) hereof except as otherwise provided therein and (vi) dispositions of accounts receivable pursuant to an Approved Receivables Factoring Program.

         X.5. Transactions with Affiliates. Other than transactions permitted under Sections 10.3 and 10.4 hereof, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services or sell inventory to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Subsidiary may render services or sell inventory to such Persons for





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compensation at the same rates generally charged by the Borrower or such
Subsidiary and (c) in the ordinary course of and pursuant to the reasonable requirements of the Borrower's (or any Subsidiary's) business consistent with past practice of the Borrower and its Subsidiaries and upon fair and reasonable terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         X.6. Compliance with ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

                  (a) permit the occurrence of any Termination Event which would result in a liability to the Borrower or any ERISA Affiliate in excess of $500,000;

                  (b) permit the present value of all benefit liabilities under all Pension Plans (except as provided below) to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities (the "Excess Liabilities Value") by more than $500,000;

                  (c) permit any accumulated funding deficiency in excess of $500,000 (as defined in Section 302 of ERISA and Section 412 of the
         Code) with respect to any Pension Plan, whether or not waived;

                  (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $500,000; or

                  (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed; or

                  (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $500,000; or

                  (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Law and all other applicable laws and the regulations and interpretations thereof.

         X.7. Fiscal Year. Change the Borrower's Fiscal Year.





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         X.8. Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with the merger or consolidation of Subsidiaries into each other or into a Borrower permitted pursuant to Section 10.4 hereof.

         X.9. Hedging Obligations. Incur any Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Hedging Obligations, except for Hedging Obligations in an aggregate amount of less than $100,000,000 entered into in the ordinary course of business which are not for speculative or investment purposes.

         X.10. Dividends, Redemptions and Other Payments. (a) Declare or pay any cash dividends or make any other payment or distribution on account of its capital stock (other than dividends payable in the ordinary course of business solely in Common Stock) on any shares of stock of any class of the Borrower, now or hereafter outstanding, or (b) purchase, redeem (whether mandatory or optional redemption) or otherwise retire any such shares or interests in consideration of cash or any debt instrument (whether or not subordinated) or shares of capital stock issued by any Subsidiary of the Borrower, or apply or set apart any of their assets therefor or make any other distribution (by redemption of capital or otherwise) in respect of any such shares, or agree to do any of the foregoing, other than (i) dividends payable by any Subsidiary to another Subsidiary or to the Borrower and (ii) the purchase or redemption of capital stock of employees pursuant to an Approved Stock Option Plan so long as (A) the aggregate amount paid in connection with such purchase or redemption during any twelve month period does not exceed $500,000 and (B) no Default or an Event of Default exist after giving effect to such purchase or redemption.

         X.11. Subordinated Debt.

                  (a) Pay or prepay, or set aside any cash or other assets to pay or prepay (i) all or any part of the principal amount owing with respect of Subordinated Notes, whether or not permitted under the terms of the Indenture, or (ii) any interest, premium or other amounts in respect to the Subordinated Notes other than in accordance with the terms of the Indenture.

                  (b) Materially amend the provisions of or terminate (other than in connection with the full and final payment of the Subordinated Notes) the Junior Financing Documents without the prior written consent of the Required Lenders.

         X.12. Defaults Under Other Agreements. Permit any landlord, mortgagee, trustee under deed of trust or lienholder to lawfully declare a default under any lease, mortgage, deed of trust or lien instrument on real estate owned or leased by the Borrower or any Guarantor or permit any landlord to lawfully terminate, prior to the expiration of its term, any leasehold interest of the Borrower or any Guarantor, if such default or termination, individually or collectively, would reasonably be expected to result in a Material Adverse Effect.






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

         X.13. Compensation; Reimbursement of Expenses.

                  (a) Pay any salary, fees, and other direct and indirect remuneration and compensation to any of its directors and executive officers in an amount in excess of those amounts paid to directors and executive officers of comparable companies engaged in the same general type of business and in similar financial condition.

                  (b) Reimburse any stockholder, officer, director, employee or agent of the Borrower or any Guarantor for any expenses incurred by such Person other than reasonable expenses incurred for or on behalf of the Borrower or any Guarantor in the ordinary course of business.

         X.14. Change in Accountants. Change its independent public accountants to any Person other than Grant Thornton LLP, Price Waterhouse, L.L.P., Deloitte & Touche, L.L.P., KPMG Peat Marwick, L.L.P., Arthur Andersen & Co., L.L.P., Coopers & Lybrand, L.L.P. or Ernst & Young, L.L.P., or any successor to any thereof as a result of their combination.

         X.15. Limitations on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Guarantor of real or personal property which has been or is to be sold or transferred by the Borrower or any Guarantor to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Guarantor.

         X.16. Negative Pledge Clauses. Enter into any agreement other than this Agreement and the other Loan Documents and the Junior Financing Documents which prohibits or limits the ability of any of the Borrower or any Guarantor to create, incur, assume or suffer to exist any Lien, security interest or encumbrance upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         X.17. Intellectual Property. Cause or permit any of the licenses, trademarks, patents, copyrights, or other Intellectual Property of the Borrower or its Subsidiaries to be sub-licensed, assigned or transferred or subject to any encumbrance or interest, other than in favor of the Agent for the benefit of the Lenders hereunder or, with respect to sub-licenses only, to manufacturers and distributors of Inventory in the ordinary course of business as currently conducted.

         X.18. Licenses. Grant, establish, create or permit to exist any license of any of the Intellectual Property to any Person except for (i) such licenses granted for the limited purpose of conducting sales or marketing promotions in the ordinary course of business of existing or new products for a reasonable, limited time period, (ii) such licenses approved by the Required Lenders in writing prior to the granting thereof within 30 days after request therefor, such approval not to be unreasonably withheld, and (iii) such licenses granted to any Material Subsidiary party to the Intellectual Property Security Agreement which has delivered an appropriate Intellectual Property Assignment executed in blank with respect to such license.






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

         X.19. Amendment of Documents. Materially amend, supplement or replace, or waive any of the material terms or provisions of, (a) any Material Contract,
(b) the Transaction Documents, (c) the Junior Financing Documents or (d) the Organizational Documents or Operating Documents of the Borrower without the prior written consent of the Agent and the Required Lenders.

         X.20. Limitations on Certain Restrictive Covenants. Neither the Borrower nor any Subsidiary shall enter into, or permit to exist, with any Person any agreement (other than this Agreement) which prohibits or limits the ability of any Subsidiary to declare or pay any dividend or make any loan to or investment in the Borrower or any other owner of such Subsidiary.

         X.21. Limitations on Business Activities. The Borrower will not conduct any business or engage in any activity or hold any assets other than holding the shares of capital stock of its Subsidiaries and administrative activities directly related thereto and other activities contemplated under this Credit Agreement.

         X.22. Financial Covenants.

                  (a) Consolidated Net Worth. Permit at any time Consolidated Net Worth to be less than 90% of Consolidated Net Worth at June 30, 1998, such amount to be increased as at the first day of each fiscal quarter, beginning with the fiscal quarter beginning October 1, 1998, by an amount equal to (a) seventy-five percent (75%) of Consolidated Net Income during the immediately preceding fiscal quarter, plus (b) one hundred percent (100%) of the Net Proceeds of any Equity Offering consummated during the immediately preceding fiscal quarter; provided, however, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any fiscal quarter, except that Consolidated Net Worth may be reduced by the actual amount of non-cash charges incurred in connection with the HPG Acquisition up to but not exceeding $25,000,000. Any increase calculated pursuant hereto shall be determined based upon financial statements delivered in accordance with Section 9.1(a) and (b) hereof; provided, however such increase shall be deemed effective as of the first day of the fiscal quarter in which such financial statements are delivered or required to be delivered, if earlier.

                  (b) Consolidated Fixed Charge Coverage Ratio. Permit Consolidated Fixed Charge Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                      Closing Date through
                      third fiscal quarter 1999                    1.00 to 1.00

                      Fourth fiscal quarter 1999
                      through third fiscal quarter 2000            1.25 to 1.00

                      Fourth fiscal quarter 2000
                      and thereafter                               1.50 to 1.00






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

                  (c) Consolidated Interest Coverage Ratio. Permit Consolidated Interest Coverage Ratio to be less than the ratio indicated below at any time during the period indicated:

                      Closing Date through
                      third fiscal quarter 1999                    2.00 to 1.00

                      Fourth fiscal quarter 1999
                      through third fiscal quarter 2000            2.50 to 1.00

                      Fourth fiscal quarter 2000
                      and thereafter                               3.00 to 1.00

                  (d) Consolidated Leverage Ratio. Permit Consolidated Leverage Ratio to be greater than the ratio indicated below at any time during the period indicated:

                      Second fiscal quarter 1999                   5.50 to 1.00

                      Third fiscal quarter 1999                    6.00 to 1.00

                      Fourth fiscal quarter 1999
                      through first fiscal quarter 2000            4.00 to 1.00

                      Second fiscal quarter 2000
                      Through third fiscal quarter 2000            4.50 to 1.00

                      Fourth fiscal quarter 2000
                      through second fiscal quarter 2001           3.00 to 1.00

                      Third fiscal quarter 2001                    3.50 to 1.00

                      Fourth fiscal quarter 2001
                      and thereafter                               3.00 to 1.00





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

                  (e) Consolidated EBITDA. Permit Consolidated EBITDA to be less than the amount indicated below at the date indicated:

                      Third fiscal quarter end 1998                 $23,000,000

                      Fourth fiscal quarter end 1998                $54,000,000

                      First fiscal quarter end 1999                 $60,000,000

                  (f) Total Indebtedness. Permit the aggregate amount of Indebtedness owing by the Borrower and its Subsidiaries on a consolidated basis, less the outstanding amount of the Subordinated Notes, to exceed $335,000,000 at any time.

                                   ARTICLE XI

                       Events of Default and Acceleration

         XI.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of Article II, Article III or Article IV, at maturity, by acceleration or otherwise; or

                  (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan, Reimbursement Obligation or other Obligation or of any fees or other amounts payable to any of the Lenders, the Issuing Bank or the Agent on the date on which the same shall be due and payable; or

                  (c) if default shall be made in the performance or observance of any covenant set forth in Sections 9.7, 9.10, 9.20, 9.21 and Article X; or

                  (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Authorized Representative from the Agent or an officer of the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or any of the Lenders or delivered to the Agent or any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than in accordance with its terms in the absence of default or with the consent of the Agent and the Lenders), or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than in accordance with its terms in the absence of default or with the consent of the Agent and the Lenders); or

                  (e) if there shall occur (i) a default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than the Loans and other Obligations) of the Borrower or any of its Subsidiaries in an amount not less than $500,000 in the aggregate outstanding, or (ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any of their Subsidiaries, or (iii) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any of its Subsidiaries, and such default or event of default shall continue for more than the period of grace, if any, therein specified, or such default or event of default shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof; or

                  (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or

                  (g) if the Borrower or any of its Subsidiaries shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

                  (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any of its Subsidiaries or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any of its Subsidiaries seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any of its Subsidiaries or of the whole or any substantial part of any of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any of its Subsidiaries any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower or any of its Subsidiaries takes any action to indicate its consent to or approval of any such proceeding or petition; or

                  (i) if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $1,000,000 is rendered against the Borrower or any of its Subsidiaries, or (ii) there is any attachment, injunction or execution against any of the Borrower's or its Subsidiaries' or properties for any amount in excess of $1,000,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty
         (30) days; or

                  (j) if the Borrower or any of its Subsidiaries shall suspend all or any part of its operations material to the conduct of the business of the Borrower and its Subsidiaries taken as a whole; or

                  (k) if the Borrower merges into another Person or dissolves;

                  (l) if there shall occur and not be waived an Event of Default as defined in any of the other Loan Documents; or

                  (m) if any Event of Default as defined in any of the Junior Financing Documents shall occur; or

                  (n) if any Person or group of Persons acting in concert, other than the owners of more than 10% of outstanding securities of the Borrower as of Closing Date having voting rights in the election of directors, shall own or control, directly or indirectly, more than 30% of the outstanding securities of the Borrower having voting rights in the election of directors, in each case to be determined on a fully diluted basis and taking into account any outstanding securities or contract rights exercisable, exchangeable or convertible into equity interests; or

                  (o) if (i) the Borrower or any Subsidiary shall fail (A) to implement or complete any material action or process constituting a portion of the Year 2000 Compliance Plan on the date set forth for implementation or completion of such action or process and such failure shall continue for a period of 30 or more days or (B) to be Year 2000 Compliant on or after 90 days prior to year 2000; or (ii) any Related Business Party (A) shall notify the Borrower that it will not or reasonably does not expect to be Year 2000 Compliant prior to January 1, 2000 or (B) shall fail to be Year 2000 Compliant on or after 90 days prior to January 1, 2000; or

                  (p) if the Kmart Agreement shall be terminated or any amendment thereof is entered into by the parties thereto without the consent of the Agent and such termination or amendment has or could reasonably be expected to have a Material Adverse Effect; or

                  (q) if the report of the field examination of the assets of the Borrower is not completed with results satisfactory to the Agent within 90 days after the Closing Date; or

                  (r) if the Black & Decker License Agreement shall (i) be modified in any material respect having an adverse effect on the Borrower without the written consent of the Required Lenders or (ii) terminate, or the license granted thereunder shall terminate, for any reason prior to the expiration of the Initial Term (as defined in the Black & Decker License Agreement);

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                              (A) either or both of the following actions may be
                           taken: (i) the Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Revolving Loans and Swing Line Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans, of NationsBank to make further Swing Line Loans, and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Loans, of NationsBank to make Swing Line Loans, and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                              (B) the Borrower shall, upon demand of the Agent
                           or the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement; and

                              (C) the Agent and each of the Lenders shall have
                           all of the rights and remedies available under the Loan Documents or under any applicable law.

         XI.2. Agent to Act. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         XI.3. Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         XI.4. No Waiver. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         XI.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to this Article XI, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

                  (a) amounts due to the Lenders pursuant to Sections 3.10, 4.3,
         4.4 and 13.5 hereof;

                  (b) amounts due to the Agent pursuant to Section 12.8 hereof;

                  (c) payments of interest on Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders;

                  (d) payments of principal of Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders;

                  (e) payments of cash amounts to the Agent in respect of outstanding Letters of Credit pursuant to Section 11.1 hereof;

                  (f) amounts due to the Agent, the Issuing Bank and/or Lenders pursuant to Sections 4.2(g) and 12.8 hereof;

                  (g) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

                  (h) payments of amount due to Lenders or their Affiliates under any Swap Agreement;

                  (i) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                   ARTICLE XII

                                    The Agent

         XII.1. Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Except as expressly set forth in this Agreement, the Agent (which term as used in this sentence and in Section 12.5 hereof and the first sentence of
Section 12.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Subsidiaries or affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Each Lender hereby irrevocably designates and appoints NationsBank as the Agent for the Lenders under this Agreement, and each of the Lenders hereby irrevocably authorizes NationsBank as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Lenders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

         XII.2. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 13.1 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         XII.3. Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to Section 12.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         XII.4. Rights as Lender. With respect to its Revolving Credit Commitment and the Loans made by it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         XII.5. Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 13.5 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful





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misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 13.5 hereof, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section shall survive the Facility Termination Date and the expiration or termination of this Agreement.

         XII.6. Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

         XII.7. Resignation of Agent. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, such resignation being effective upon acceptance by a successor Agent of appointment. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor Agent from the Lenders party hereto meeting the requirements set forth herein. The Borrower shall have the right to approve such Agent so long as no Default or Event of Default exist. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         XII.8. Fees. The Borrower agrees to pay to the Agent, for its individual account, an annual Agent's fee as from time to time agreed to by the Borrower and Agent in writing.



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                                  ARTICLE XIII

                                  Miscellaneous

         XIII.1.  Assignments and Participations.

                  (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, and its Commitments); provided, however, that

                           (i) each such assignment shall be to an Eligible
                  Assignee;

                          (ii) except in the case of an assignment to another
                  Lender, an Affiliate of a Lender, or Approved Fund or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $1,000,000 (or if less, the entire remaining amount of such Lender's Revolving Credit Commitment, Term Loan A Commitment or Term Loan B Commitment) in excess thereof;

                         (iii) each such assignment by a Lender with respect to
                  the Revolving Credit Facility shall be of a constant, and not varying, percentage of all of its rights and obligations under the Revolving Credit Facility, Letter of Credit Facility, Term Loan A Facility and its Revolving Note and Term A Note ;

                          (iv) each assignment by a Lender with respect to the
                  Term Loan B Facility shall be a constant, and not varying, percentage of all of its rights and obligations under the Term Loan B Facility and the Term Note B;

                           (v) the parties to such assignment shall execute and
                  deliver to the Agent for its acceptance an Assignment and Acceptance in the form of Exhibit B hereto, together with any Note subject to such assignment and a processing fee of $3,500 (except for an assignment by a Lender of all of its interest hereunder to an affiliate, as to which no such fee shall apply).

         Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it





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         shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with
         Section 6.6 hereof.

                  (b) The Agent shall maintain at its address referred to in
         Section 13.2 hereof a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled the benefit of the right of set-off contained in Section 13.3 hereof, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provision of this Agreement; provided, however, that consent of the participant may be required for amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes, or extending or increasing its Commitment).

                  (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and





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

         participants (including prospective assignees and participants), subject, however, to the provisions of Section 13.9 hereof.

         XIII.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address, telefacsimile number or telex number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram, telefacsimile or telex, respectively (where the receipt of such message is verified by return), or (iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, telex number or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a)      if to the Borrower:

                           Windmere-Durable Holdings, Inc.
                           5980 Miami Lakes Drive
                           Miami Lakes, Florida 33014
                           Attn: Chief Financial Officer
                           Telephone:       (305) 362-2611
                           Telefacsimile:   (305) 364-0635

                  (b)      if to the Agent:

                           NationsBank, National Association
                           Independence Center, 15th Floor
                           NC1-001-15-04
                           Charlotte, North Carolina  28255
                           Attention: Cindy Harmon, Agency Services
                           Telephone:       (704) 386-8451
                           Telefacsimile:   (704) 386-9923

                           with a copy to:

                           NationsBank, National Association
                           NationsBank Tower
                           100 Southeast 2nd Street, 14th Floor
                           Miami, Florida 33131
                           Attention: Corporate Finance
                           Telephone:       (305) 533-2418
                           Telefacsimile:   (305) 523-2437






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

                  (c) if to the Lenders:

                      At the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance;

                  (d) if to any other Credit Party, at the address set forth on the signature page of the Facility Guaranty or Security Instrument executed by such Credit Party, as the case may be.

         XIII.3. Right of Set-off; Adjustments

                  (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 13.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.






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         XIII.4. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

         XIII.5. Expenses; Indemnification.

                  (a) The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the syndication of the facilities and the preparation, execution, delivery, administration, modification or amendment of this Agreement, the other Loan Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. The Borrower acknowledges that NationsBank and NMS on behalf of the Borrower will cause a substantial portion of the Commitments to be acquired by other financial institutions subsequent to the Closing Date. NationsBank, at the request of the Borrower and in order to expedite the HPG Acquisition, has agreed to provide all the Commitments at the Closing Date. The Borrower agrees that during a period of up to 90 days following the Closing Date one or more assignments of portions of the Commitments will occur and that to the extent the Borrower has outstanding Eurodollar Rate Loans the Borrower will likely incur additional costs, fees and charges under Section 6.5 hereof. The Borrower agrees to immediately reimburse the Agent and NationsBank for any such costs, fees and charges. In addition, the Borrower agrees that the incurrence of such costs, fees and charges shall not be the basis for the Borrower withholding its consent or approval of any Person as an Eligible Assignee. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

                  (b) The Borrower agrees to indemnify and hold harmless the Agent and each Lender and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation






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         of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 13.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries, any Guarantor, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified party's gross negligence or willful misconduct; provided, however, in no event shall any Indemnified Party be liable for punitive, consequential, indirect or special damages, as opposed to direct damages.

                  (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 13.5 shall survive the Facility Termination Date and the expiration or termination of this Agreement.

         XIII.6. Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if Article XII or the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Commitments of the Lenders, (ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or mandatory prepayment of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Commitment, or (iv) change the percentage of the Commitments or of the unpaid principal amount of the Notes, or the definitions of "Net Proceeds" or "Required Lenders" or the number of Lenders which shall be required for the Lenders or any of them to take any action under this Section 13.6 or any other provision of this Agreement or (v) release any material Guarantor or all or any material portion of the Collateral other than as otherwise permitted herein or
(vi) modify or waive the terms of Sections 2.6, 2.10, 3.6, 6.1, 6.5, 11.5, 13.3 or 13.5 in any manner materially adverse to any Lender; and provided further that no such amendment or waiver shall change the application of any payment of Revolving Loans, Term Loan A or Term Loan B, unless signed by Lenders holding more than 50% of the Total Revolving Credit Commitment, Total Term Loan A Commitment or Total Term Loan B Commitment, as applicable.







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         XIII.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         XIII.8. Termination. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, which shall continue) or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Agent or such Lender harmless for, the amount of such payment surrendered until the Agent or such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         XIII.9. Confidentiality. The Agent and each Lender (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent, legal counsel or advisor of any Lending Party or affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i)






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subject to provisions substantially similar to those contained in this Section
13.9, to any actual or proposed participant or assignee.

         XIII.10. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         XIII.11. Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

         XIII.12. Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

         XIII.13. Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.






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         XIII.14. Governing Law; Waiver of Jury Trial.

                  (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) THE BORROWER AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER AND EACH LENDER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER AND EACH LENDER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) THE BORROWER AND EACH LENDER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS PROVIDED IN SECTION 13.2 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF FLORIDA.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (a) OR (b) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF





                                      116
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         JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS
         WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.




                         [Signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                                     WINDMERE-DURABLE HOLDINGS, INC.
WITNESS:

                                     By:
                                        ---------------------------------------
                                     Name:    Cindy Solovei
                                     Title:   Treasurer


                                     NATIONSBANK, NATIONAL ASSOCIATION, as Agent


                                     By:
                                        ---------------------------------------
                                     Name:  Allison Freeland
                                     Title:    Senior Vice President




                        Credit Agreement Signature Page 1

                             NATIONSBANK, NATIONAL ASSOCIATION


                             By:
                                 ---------------------------------------
                             Name:    Allison Freeland
                             Title:   Senior Vice President

                                      Domestic Lending Office:
                                      NationsBank, National Association
                                      Independence Center, 15th Floor
                                      NC1-001-15-04
                                      Charlotte, North Carolina  28255
                                      Attention: Agency Services
                                      Telephone:        (704) 388-2374
                                      Telefacsimile:    (704) 386-9923

                                      Wire Transfer Instructions:
                                      NationsBank, National Association
                                      ABA # 053000196
                                      Account No.:1366212250600
                                      Reference: Corporate Credit Services
                                      Attention: Windmere





                        Credit Agreement Signature Page 2

                           ABN AMRO BANK N.V.


                           By:
                              -------------------------------------------------
                           Name:
                                 ----------------------------------------------
                           Title:
                                  ---------------------------------------------

                                    Domestic and Eurodollar Lending Office:
                                    ABN AMRO Bank N.V.
                                    135 South LaSalle Street, Suite 2805
                                    Chicago, Illinois 60603
                                    Attention:Credit Administration
                                    Telephone:        (312) 904-8835
                                    Telefacsimile:    (312) 904-8840

                                    With a copy to:

                                    ABN AMRO Bank N.V.
                                    Southwest Financial Center
                                    200 S. Biscayne Blvd., 22nd Floor
                                    Miami, Florida 33131-5311
                                    Attention:Deborah Day Orozco
                                    Telephone:        (305) 416-7786
                                    Telefacsimile:  (305) 577-0825

                                    Wire Transfer Instructions:

                                    Fees, Interest and Loan Repayments:
                                    ABN AMRO Bank N.V.
                                    New York, NY
                                    ABA # 026009580
                                    Account No.: 650-001-1789-41
                                    Reference: Windmere-Durable Holdings, Inc.
                                    Attention: Loan Administration

                                    Letters of Credit:
                                    ABN AMRO Bank N.V., New York, NY
                                    ABA # 0260009580
                                    F/O ABN AMRO Bank N.V.
                                    New York Trade Services CPU
                                    Account No.: 655-001-1711-41
                                    Reference: Windmere-Durable Holdings, Inc.
                                    Attention: Trade Services Department




                        Credit Agreement Signature Page 3

                          BANKATLANTIC


                          By:
                              -------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                 ----------------------------------------------

                                   Domestic and Eurodollar Lending Office:
                                   BankAtlantic
                                   100 N. Biscayne Blvd.
                                   Miami, Florida 33132
                                   Attention:Ana C. Bolduc
                                   Telephone:        (305) 577-6119x275
                                   Telefacsimile:    (305) 377-0599

                                   Wire Transfer Instructions:
                                   NationsBank, N.A.
                                   ABA # 05300019600
                                   Account No.: 136621-22506
                                   Reference: Windmere-Durable Holdings, Inc.
                                   Attention: CCS/Agency Services





                        Credit Agreement Signature Page 4

                            BANK LEUMI LE-ISRAEL


                            By:
                               ------------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------

                                     Domestic and Eurodollar Lending Office:
                                     Bank Leumi Le-Israel
                                     800 Brickell Avenue, Suite 1400
                                     Miami, Florida 33131
                                     Attention:Joseph F. Realini
                                     Telephone:        (305) 377-6570
                                     Telefacsimile:    (305) 377-6542

                                     Wire Transfer Instructions:
                                     NationsBank, N.A.
                                     ABA # 05300019600
                                     Account No.: 136621-22506
                                     Reference: Windmere-Durable Holdings, Inc.
                                     Attention: CCS/Agency Services




                        Credit Agreement Signature Page 5

                        SCOTIABANC INC.


                        By:
                           ----------------------------------------------------
                        Name:
                             --------------------------------------------------
                        Title:
                              -------------------------------------------------

                                 Domestic and Eurodollar Lending Office:
                                 Scotiabanc Inc.
                                 600 Peachtree Street, Suite 2700
                                 Atlanta, Georgia 30308
                                 Attention:Frank Sandler
                                 Telephone:        (404) 877-1505
                                 Telefacsimile:    (404) 888-8998

                                 Wire Transfer Instructions:
                                 NationsBank, N.A.
                                 ABA # 05300019600
                                 Account No.: 136621-22506
                                 Reference: Windmere-Durable Holdings, Inc.
                                 Attention: CCS/Agency Services




                        Credit Agreement Signature Page 6

                             PARIBAS


                             By:
                                 ----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                             By:
                                 ----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------


                                      Domestic and Eurodollar Lending Office:
                                      Paribas
                                      787 Seventh Avenue
                                      New York, NY 10019
                                      Attention:Duane Helkowski
                                      Telephone:        (212) 841-2940
                                      Telefacsimile:    (212) 841-2292/2689

                                      Wire Transfer Instructions:
                                      Bankers Trust NY
                                      ABA # 021-001-033
                                      Name of Account: Paribas NY
                                      Account No.: 04-202-195
                                      Reference: Windmere-Durable Holdings, Inc.
                                      Attention: Loan Servicing




                        Credit Agreement Signature Page 7

                            BARCLAYS BANK PLC


                            By:
                               ------------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------

                                     Domestic and Eurodollar Lending Office:
                                     Barclays Bank PLC
                                     801 Brickell Avenue
                                     Miami, Florida 33131
                                     Attention:Gregory G. Roll
                                     Telephone:        (305) 376-8750
                                     Telefacsimile:    (305) 371-8028

                                     Wire Transfer Instructions:
                                     NationsBank, N.A.
                                     ABA # 05300019600 Charlotte, NC
                                     Account No.: 136621-22506
                                     Reference: Windmere-Durable Holdings, Inc.
                                     Attention: CCS/Agency Services




                        Credit Agreement Signature Page 8

                               BHF- BANK ATKIENGESELLSCHAFT


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     -------------------------------------------

                                        Domestic and Eurodollar Lending Office:
                                        BHF-BANK, Aktiengesellschaft
                                        590 Madison Avenue
                                        New York, New York 10022
                                        Attention: Sharon Fong
                                        Telephone:         (212) 756-5503
                                        Telefacsimile:  (212) 756-5536

                                        Wire Transfer Instructions:
                                        Bank of New York
                                        ABA # 021000018 New York, New York
                                        Account No.: 802 301 4646
                                        Reference: Windmere





                        Credit Agreement Signature Page 9

                     CREDITANSTALT CORPORATE FINANCE, INC.


                     By:
                        -------------------------------------------------------
                     Name:
                          -----------------------------------------------------
                     Title:
                           ----------------------------------------------------


                     By:
                        -------------------------------------------------------
                     Name:
                          -----------------------------------------------------
                     Title:
                           ----------------------------------------------------

                              Domestic and Eurodollar Lending Office:
                              Creditanstalt Corporate Finance, Inc.
                              Two Ravinia Drive, Suite 1680
                              Atlanta, Georgia 30346
                              Attention:Scott Kray
                              Telephone:        (770) 390-1858
                              Telefacsimile:    (770) 390-1851

                              Wire Transfer Instructions:
                              Chase NY
                              ABA # 021000021
                              Account Name: Creditanstalt, Greenwich Branch Account No.: 544-7-73095
                              Reference: Windmere-Durable Holdings, Inc.
                              Attention: Ruthanna McAlister




                        Credit Agreement Signature Page 10

                            ERSTE BANK NEW YORK


                            By:
                                -----------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------

                                     Domestic and Eurodollar Lending Office:
                                     Erste Bank New York
                                     280 Park Avenue
                                     West Building, 32nd Floor
                                     New York, NY 10017
                                     Attention:Arcinee Hovanessian
                                     Telephone:        (212) 984-5635
                                     Telefacsimile:    (212) 984-5627

                                     Wire Transfer Instructions:
                                     NationsBank, N.A.
                                     ABA # 05300019600 Charlotte, NC
                                     Account No.: 136621-22506
                                     Reference: Windmere-Durable Holdings, Inc.
                                     Attention: CCS/ Agency Services




                        Credit Agreement Signature Page 11

                            FLEET BANK, N.A.


                            By:
                                -----------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------

                                     Domestic and Eurodollar Lending Office:
                                     Fleet Bank, N.A.
                                     1185 Avenue of the Americas
                                     New York, NY 10036
                                     Attention:Thomas J. Levy
                                     Telephone:        (212) 819-5751
                                     Telefacsimile:    (212) 819-4112

                                     Wire Transfer Instructions:
                                     Wire Transfer Instructions:
                                     Fleet Bank, N.A.
                                     ABA # 021 300 019
                                     Account No.: G/L 1510351-03102
                                     Reference: Windmere-Durable Holdings, Inc.




                        Credit Agreement Signature Page 12

                     IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION


                     By:
                        -------------------------------------------------------
                     Name:
                          -----------------------------------------------------
                     Title:
                           ----------------------------------------------------

                              Domestic and Eurodollar Lending Office:
                              Imperial Bank, a California Banking Corporation 9920 South La Cienega Blvd., 14th Floor Inglewood, CA 90301
                              Attention:Jamie Harney
                              Telephone:        (310) 417-5656
                              Telefacsimile:    (310) 417-5997

                              Wire Transfer Instructions:
                              Imperial Bank
                              ABA # 122201444
                              Account No.: LPIG#2405
                              Reference: Windmere-Durable Holdings, Inc.
                              Attention: Judy Varner




                        Credit Agreement Signature Page 13

                          THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                          By:
                             --------------------------------------------------
                          Name:
                                -----------------------------------------------
                          Title:
                                -----------------------------------------------

                                   Domestic and Eurodollar Lending Office:
                                   The Long-Term Credit Bank of Japan, Ltd.
                                   165 Broadway
                                   New York, NY 10006
                                   Attention: Kathleen Dorsch-Santiago
                                   Telephone:        (212) 335-4578
                                   Telefacsimile:    (212) 335-4524

                                   Wire Transfer Instructions:
                                   Chase Manhattan Bank
                                   ABA # 021 000 021
                                   Account Name: The Long-Term Credit Bank
                                   of Japan, New York Branch
                                   Account No.: 544-7-75066
                                   Reference: Windmere-Durable Holdings, Inc.
                                   Attention: Antoinette Pontecorvo




                        Credit Agreement Signature Page 14

                        THE MITSUBISHI TRUST AND BANKING CORPORATION


                        By:
                           ----------------------------------------------------
                        Name:
                             --------------------------------------------------
                        Title:
                              -------------------------------------------------

                                 Domestic and Eurodollar Lending Office:
                                 The Mitsubishi Trust and Banking Corporation
                                 520 Madison Avenue, 26th Floor
                                 New York, New York 10022
                                 Attention:Daniel Chang
                                 Telephone:        (212) 891-8218
                                 Telefacsimile:    (212) 644-6825 or 593-4691

                                 Wire Transfer Instructions:
                                 Bankers Trust
                                 ABA # 0210-0103-3
                                 Account Name: MTBC, New York
                                 Account No.: 04201547
                                 Reference: Windmere-Durable Holdings, Inc.
                                 Attention: Mildred Chiu




                        Credit Agreement Signature Page 15

                             NATIONAL BANK OF CANADA


                             By:
                                -----------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------

                                      Domestic and Eurodollar Lending Office:
                                      National Bank of Canada
                                      5100 Town Center Circle, Suite 430
                                      Boca Raton, Florida 33486
                                      Attention:Michael Bloomenfeld
                                      Telephone:        (561) 367-1700
                                      Telefacsimile:    (561) 367-1705

                                      Wire Transfer Instructions:
                                      NationsBank, N.A.
                                      ABA # 05300019600
                                      Account No.: 136621-22506
                                      Reference: Windmere-Durable Holdings, Inc.
                                      Attention: CCS/Agency Services




                        Credit Agreement Signature Page 16

                            SANWA BUSINESS CREDIT CORPORATION


                            By:
                               ------------------------------------------------
                            Name:
                                 ----------------------------------------------
                            Title:
                                  ---------------------------------------------

                                     Domestic and Eurodollar Lending Office:
                                     Sanwa Business Credit Corporation
                                     One S. Wacker, 20th Floor
                                     Chicago, Illinois
                                     Attention:David Moore
                                     Telephone:        (312) 853-8672
                                     Telefacsimile:    (312) 853-1438

                                     Wire Transfer Instructions:
                                     NationsBank, N.A.
                                     ABA # 05300019600
                                     Account No.: 136621-22506
                                     Reference: Windmere-Durable Holdings, Inc.
                                     Attention: CCS/Agency Services





                        Credit Agreement Signature Page 17

                         SUMMIT BANK


                         By:
                            ---------------------------------------------------
                         Name:
                              -------------------------------------------------
                         Title:
                               ------------------------------------------------

                                  Domestic and Eurodollar Lending Office:
                                  Summit Bank
                                  750 Walnut Avenue
                                  Cranford, New Jersey 07016
                                  Attention:Seiji Nakamura
                                  Telephone:        (908) 709-6062
                                  Telefacsimile:    (908) 709-6434

                                  Wire Transfer Instructions:
                                  Summit Bank
                                  ABA # 021202162
                                  Account No.: 47902
                                  Reference: Windmere-Durable Holdings, Inc.
                                  Attention: Anthony Lee




                        Credit Agreement Signature Page 18

                           US TRUST


                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------

                                    Domestic and Eurodollar Lending Office:
                                    US Trust
                                    40 Court Street
                                    Boston, MA 02108
                                    Attention:Thomas Macina
                                    Telephone:        (617) 695-4029
                                    Telefacsimile:    (617) 695-4185

                                    Wire Transfer Instructions:
                                    NationsBank, N.A.
                                    ABA # 05300019600
                                    Account No.: 136621-22506
                                    Reference: Windmere-Durable Holdings, Inc.
                                    Attention: CCS/Agency Services




                        Credit Agreement Signature Page 19

                   NATIONSBANK, N.A.


                   By:
                      ---------------------------------------------------------
                   Name:
                        -------------------------------------------------------
                   Title:
                         ------------------------------------------------------

                            Domestic and Eurodollar Lending Office:
                            NationsBanc Montgomery Securities LLC
                            100 North Tryon Street
                            NC1-007-06-07
                            Charlotte, NC 28255
                            Attention:Kelly C. Walker
                            Telephone:        (704) 388-8943
                            Telefacsimile:    (704) 388-0648

                            Wire Transfer Instructions:
                            NationsBank, N.A.
                            ABA # 053-000-196 Corporate Credit Services
                            Account No.: 1366212250600
                            Reference: Name of Credit
                                           (Windmere-Durable Holdings, Inc.)
                            Attention: Joy Berry-Flowers





                        Credit Agreement Signature Page 20

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THE AMENDMENT AND RESTATEMENT OF THE EXISTING CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS 7TH DAY OF AUGUST 1998:


                                        WINDMERE CORPORATION


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        WINDMERE HOLDINGS CORPORATION


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        WINDMERE HOLDINGS CORPORATION II


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        WINDMERE FAN PRODUCTS, INC.

                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        JERDON PRODUCTS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------






                        Credit Agreement Signature Page 21

                                        CONSUMER PRODUCTS AMERICAS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        EDI MASTERS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        WINDMERE INNOVATIVE PET PRODUCTS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        BAY BOOKS & TAPES, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        FORTUNE PRODUCTS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------





                        Credit Agreement Signature Page 22

                                        HOUSEHOLD PRODUCTS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        HP DELAWARE, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        HP AMERICAS, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        HPG LLC


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        HP INTELLECTUAL CORP


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------





                        Credit Agreement Signature Page 23

                                        WD DELAWARE, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        WD DELAWARE II, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------







                        Credit Agreement Signature Page 24

                                    EXHIBIT A

                        Applicable Commitment Percentages


                                                    Applicable
                                                    Revolving                        Applicable                       Applicable
                                  Revolving           Credit                           Term A                            Term B
                                    Credit          Commitment      Term Loan A      Commitment     Term Loan B       Commitment
          Lender                  Commitment        Percentage       Commitment      Percentage      Commitment       Percentage
          ------               ---------------     ------------    --------------   ------------   --------------    ------------
 NationsBank, National
  Association                  $ 13,559,322.03     8.474576269%    $ 6,440,677.97   8.474576276%   $45,000,000.00    71.42857141%

 ABN Amro Bank N.V.            $  6,779,661.02     5.296610169%    $ 3,220,338.98   4.237288132%

 BankAtlantic                  $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 Bank Leumi-Israel             $  6,779,661.02     4.237288138%    $ 3,220,338.98   4.237288132%

 ScotiaBanc Inc.               $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 Paribas                       $  6,779,661.02     4.237288138%    $ 3,220,338.98   4.237288132%

 Barclays Bank PLC             $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 BHF- BANK Aktiengesellschaft  $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 Erste Bank New York           $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 Fleet Bank, N.A.              $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 Imperial Bank                 $  6,779,661.02     4.237288138%    $ 3,220,338.98   4.237288132%

 The Long Term Credit Bank of
   Japan, Ltd.                 $ 11,525,423.73     7.203389831%    $ 5,474,576.27   7.203389829%

 The Mitsubishi Trust and
  Banking Corporation          $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 National Bank of Canada       $ 13,220,338.98     8.262711863%    $ 6,279,661.02   8.262711868%

 Sanwa Business Credit
  Corporation                  $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 Summit Bank                   $ 11,525,423.73     7.203389831%    $ 5,474,576.27   7.203389829%

 US Trust                      $  8,474,576.27     5.296610169%    $ 4,025,423.73   5.296610171%

 Creditanstalt Corporate
  Finance, Inc.                $  6,779,661.02     4.237288138%    $ 3,220,338.98   4.237288132%   $ 8,000,000.00    12.698412698%

 NationsBanc Montgomery
  Securities LLC                                                                                   $10,000,000.00    15.873015873%
                               ---------------     -----------     --------------   -----------    --------------    ------------
                               $160,000,000.00             100%    $76,000,000.00           100%   $63,000,000.00             100%


                                    EXHIBIT B

                        Form of Assignment and Acceptance

                          DATED              ,
                                ------------- ---

         Reference is made to the Amended and Restated Credit Agreement dated as of August 7, 1998 (the "Credit Agreement") among Windmere-Durable Holdings, Inc., a Florida corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement) and NationsBank, N.A., as agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

         2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest has not otherwise been pledged, assigned or hypothecated by it and is free and clear of any adverse claim, (ii) the aggregate principal amount of the Notes is as set forth on Schedule 1 and (iii) it has delivered to the Assignee copies of the Credit Agreement together with all schedules and exhibits thereto which, to its knowledge are true, complete and accurate; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; (d) attaches the Note held by the Assignor and requests that the Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1 .

         3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section
6.6 thereof.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1.

         5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE


         Percentage interest assigned:
                  Revolving Credit Facility and Term Loan A Facility            ________%
                  Term Loan B Facility                                          ________%

         Assignee's Commitment:
                  Revolving Credit Facility                                     $_______

         Aggregate outstanding principal amount of Loans assigned:
                  Revolving Credit Facility                                     $_______
         Term Loan A Facility
         Term Loan B Facility                                                   $_______

         Principal amount of Note payable to Assignee:
                  Revolving Note                                                $_______
                  Term A Note                                                   $_______
         Term B Note                                                            $_______

         Principal amount of Note payable to Assignor:
                  Revolving Note                                                $_______
                  Term A Note                                                   $_______
         Term B Note

         Effective Date (if other than date
         of acceptance by Agent):                                               *_______, 19__



                                           [NAME OF ASSIGNOR], as Assignor


                                           By:
                                              ---------------------------------
                                              Title:
                                                    ---------------------------
                                           Dated:                      , 19
                                                 ---------------------      ---

                                           [NAME OF ASSIGNEE], as Assignee


                                           By:
                                              ---------------------------------
                                              Title:
                                                    ---------------------------

                                           Domestic Lending Office:

                                           Eurodollar Lending Office:



* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Agent.


Accepted [and Approved] **
this ___ day of ___________, 19 _



NATIONSBANK, N.A.


By:
   -------------------------------------
Title:
      ----------------------------------



Approved this ____ day
of ____________, 19__



WINDMERE-DURABLE HOLDINGS, INC.


By:
   -------------------------------------**
Title:
      ----------------------------------


** Required if the Assignee is an Eligible Assignee solely by reason of clause (iii) of the definition of "Eligible Assignee".

                                    EXHIBIT C

       Notice of Appointment (or Revocation) of Authorized Representative

         Reference is hereby made to the Amended and Restated Credit Agreement dated as of August 7, 1998 (the "Agreement") among Windmere-Durable Holdings, Inc., a Florida corporation (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

          Name and Address                             Office                           Specimen Signature


-----------------------------------             --------------------------         -----------------------------

-----------------------------------

-----------------------------------


-----------------------------------             --------------------------         -----------------------------

-----------------------------------

-----------------------------------

Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

         This the ___ day of __________________, 19__.




                                                -------------------------------


                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                   EXHIBIT D-1

                            Form of Borrowing Notice

To:      NationsBank, National Association,
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention: Agency Services
         Telefacsimile:  (704)386-9923

           Reference is hereby made to the Amended and Restated Credit Agreement dated as of August 7, 1998 (the "Agreement") among Windmere-Durable Holdings, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent that Loans of the type and amount set forth below be made on the date indicated:

Type of Loan                      Interest                Aggregate
(check one)                       Period(1)               Amount(2)                     Date of Loan(3)
------------                      ---------               ----------                    ---------------
Revolving Loan

--   Base Rate Loan

--   Eurodollar Rate Loan

-----------------------

(1)      For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be $5,000,000 or if greater an integral multiple of $1,000,000, unless a Base Rate Refunding Loan.
(3) At least three (3) Business Days after the date hereof if a Eurodollar Rate Loan;

         The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions] .

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VIII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 8.6(a) of the Agreement are to those financial statements most recently delivered to you pursuant to Section 9.1 of the Agreement and attached hereto are any changes to the Schedules referred to in connection with such representations and warranties.

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full .



                                         WINDMERE-DURABLE HOLDINGS, INC.


                                         BY:
                                            -----------------------------------
                                                 Authorized Representative

                                         DATE:
                                              ---------------------------------

                                   EXHIBIT D-2

                   Form of Borrowing Notice--Swing Line Loans

To:      NationsBank, National Association,
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention: Agency Services
         Telefacsimile:  (704)386-9923

         Reference is hereby made to the Amended and Restated Credit Agreement dated as of August 7, 1998 (the "Agreement") among Windmere-Durable Holdings, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to NationsBank that a Swing Line Loan of the amount set forth below be made on the date indicated:

                 Amount(1)               Date of Loan

                 ---------               ----------, ----
-----------------------

(1) Must be $500,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.

         The Borrower hereby requests that the proceeds of Swing Line Loans described in this Borrowing Notice be made available to the Borrower as follows:
[insert transmittal instructions] .

         The undersigned hereby certifies that:

         1. No Default or Event of Default exists either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VIII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that the reference to the financial statements in Section 8.6(a) of the Agreement are to those financial statements most recently delivered to you pursuant to Section 9.1 of the Agreement and attached hereto are any changes to the Schedules referred to in connection with such representations and warranties.

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.



                                             WINDMERE-DURABLE HOLDINGS, INC.


                                             BY:
                                                -------------------------------
                                                  Authorized Representative

                                             DATE:
                                                  -----------------------------

                                    EXHIBIT E

                     Form of Interest Rate Selection Notice

To:      NationsBank, National Association,
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention: Agency Services
         Telefacsimile:  (704)386-9923

           Reference is hereby made to the Amended and Restated Credit Agreement dated as of August 7, 1998 (the "Agreement") among Windmere-Durable Holdings, Inc. (the "Borrower"), the Lenders (as defined in the Agreement), and NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent of the following selection of a type of Loan and Interest Period:

Type of Loan                         Interest             Aggregate
(check one)                          Period(1)            Amount(2)                     Date of Loan(3)
------------                         ---------            ---------                     ---------------
Term Loan A Segment
-------------------
--   Base Rate Loan
--   Eurodollar Rate Loan

Term Loan B Segment
-------------------
--   Base Rate Loan
--   Eurodollar Rate Loan

Revolving Loan
--------------
--   Base Rate Loan
--   Eurodollar Rate Loan

-----------------------

(1)      For any Eurodollar Rate Loan, one, two, three or six months.
(2) Must be $1,000,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.
(3) At least three (3) Business Days after the date hereof if a Eurodollar Rate Loan.

                                        WINDMERE-DURABLE HOLDINGS, INC.


                                        BY:
                                           ------------------------------------
                                                 Authorized Representative

                                        DATE:
                                             ----------------------------------

                                   EXHIBIT F-1

                               Form of Term Note A

                                 Promissory Note
                                  (Term Loan A)

$______________                                       Charlotte, North Carolina

                                                               August ___, 1998


         FOR VALUE RECEIVED, WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation having its principal place of business located in Miami Lakes, Florida (the "Borrower"), hereby promises to pay to the order of ______________________________________________ (the "Lender"), in its individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of August 7, 1998 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as from time to time amended, supplemented or replaced, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ___________ DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of Term Loan A made by the Lender to the Borrower pursuant to the Agreement on the Term Loan A Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Term A Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement or if an Event of Default shall have occurred and be continuing, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.3 (c) of the Agreement. Further, in the event of such acceleration, this Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event any amount evidenced by this Term A Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Term A Note is one of the Term A Notes in the aggregate principal amount of $76,000,000 referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term A Loans evidenced hereby were or are made and are to be repaid. This Term A Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                          WINDMERE-DURABLE HOLDINGS, INC.


WITNESS:

                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                    ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF
                        WINDMERE-DURABLE HOLDINGS, INC.


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ____ day of ___________, 199_ A.D., personally appeared ___________________ known to be the _________ of Windmere-Durable Holdings, Inc. (the "Borrower"), who, being by me duly sworn, says he works at ____________________________________, _____________, and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Note dated ____________, 1998, was signed by him as said ______________ on behalf of the Borrower.

         Witness my hand and official seal this ___ day of _________, 1998.



                                             ----------------------------------
                                                      Notary Public


(SEAL)

My commission expires:  __________

                         AFFIDAVIT OF _________________


         The undersigned, being first duly sworn, deposes and says that:

         1. He is an ________________________ of _____________________________
_____________________________________________________ (the "Bank") and works at
_________________________________ _____________________________________________.

         2. The Note of Windmere-Durable Holdings, Inc. to the Bank in the principal amount of $_____________, dated __________, 1998 was executed before him and delivered to him on behalf of the Bank in _________________________ on __________, 1998.

         This the ___ day of ________, 1998.



                                             ----------------------------------
                                             Name:


                           Acknowledgment of Execution


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ___ day of ________, 1998 A.D., personally appeared
_________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this ___ day of ________, 1998.



                                           ------------------------------------
                                                    Notary Public

(SEAL)

My Commission Expires:  __________

                                   EXHIBIT F-2

                               Form of Term Note B

                                 Promissory Note
                                  (Term Loan B)

$______________                                       Charlotte, North Carolina

                                                               August ___, 1998


         FOR VALUE RECEIVED, WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation having its principal place of business located in Miami Lakes, Florida (the "Borrower"), hereby promises to pay to the order of ______________________________________________ (the "Lender"), in its individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of August 7, 1998 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as from time to time amended, supplemented or replaced, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ___________ DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of Term Loan B made by the Lender to the Borrower pursuant to the Agreement on the Term Loan B Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement or if an Event of Default shall have occurred and be continuing, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 2.3 (c) of the Agreement. Further, in the event of such acceleration, this Term BNote shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event any amount evidenced by this Term B Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Term B Note is one of the Term B Notes in the aggregate principal amount of $63,000,000 referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Term B Loans evidenced hereby were or are made and are to be repaid. This Term B Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.



                                            WINDMERE-DURABLE HOLDINGS, INC.

WITNESS:

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                    ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF
                         WINDMERE-DURABLE HOLDINGS, INC.


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ____ day of ___________, 199_ A.D., personally appeared ___________________ known to be the _________ of Windmere-Durable Holdings, Inc. (the "Borrower"), who, being by me duly sworn, says he works at ____________________________________, _____________, and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Note dated ____________, 1998, was signed by him as said ______________ on behalf of the Borrower.

         Witness my hand and official seal this ___ day of _________, 1998.




                                             ---------------------------------
                                                      Notary Public


(SEAL)

My commission expires:  __________

                         AFFIDAVIT OF _________________


         The undersigned, being first duly sworn, deposes and says that:

         1. He is an ________________________ of _____________________________
_____________________________________________________ (the "Bank") and works at
_________________________________ _____________________________________________.

         2. The Note of Windmere-Durable Holdings, Inc. to the Bank in the principal amount of $_____________, dated __________, 1998 was executed before him and delivered to him on behalf of the Bank in _________________________ on __________, 1998.

         This the ___ day of ________, 1998.




                                           ------------------------------------
                                           Name:


                          Acknowledgement of Execution


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ___ day of ________, 1998 A.D., personally appeared
_________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this ___ day of ________, 1998.




                                             ----------------------------------
                                                      Notary Public

(SEAL)

My Commission Expires:  __________

                                   EXHIBIT F-3

                             Form of Revolving Note

                                 Promissory Note
                                (Revolving Loan)

$______________                                              New York, New York

                                                               August ___, 1998


         FOR VALUE RECEIVED, WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation having its principal place of business located in Miami Lakes, Florida (the "Borrower"), hereby promises to pay to the order of ___________________________________ (the "Lender"), in its individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of August 7, 1998 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (as from time to time amended, supplemented or replaced, the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of ___________ DOLLARS ($__________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article III of the Agreement. All or any portion of the principal amount of Revolving Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement or if an Event of Default shall have occurred and be continuing, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 3.2 (a) of the Agreement. Further, in the event of such acceleration, this Revolving Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event any amount evidenced by this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Revolving Note is one of the Revolving Notes in the aggregate principal amount of $160,000,000 referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.



                                             WINDMERE-DURABLE HOLDINGS, INC.

WITNESS:

                                             By:
                                                -------------------------------

                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                    ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF
                         WINDMERE-DURABLE HOLDINGS, INC.


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ____ day of ___________, 199_ A.D., personally appeared ___________________ known to be the _________ of Windmere-Durable Holdings, Inc. (the "Borrower"), who, being by me duly sworn, says he works at ____________________________________, _____________, and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Note dated ____________, 1998, was signed by him as said ______________ on behalf of the Borrower.

         Witness my hand and official seal this ___ day of _________, 1998.



                                             ----------------------------------
                                                      Notary Public


(SEAL)

My commission expires:  __________

                         AFFIDAVIT OF _________________


         The undersigned, being first duly sworn, deposes and says that:

         1. He is an ________________________ of _____________________________
_____________________________________________________ (the "Bank") and works at
_________________________________ _____________________________________________.

         2. The Note of Windmere-Durable Holdings, Inc. to the Bank in the principal amount of $_____________, dated __________, 1998 was executed before him and delivered to him on behalf of the Bank in _________________________ on __________, 1998.

         This the ___ day of ________, 1998.




                                             ----------------------------------
                                             Name:


                           Acknowledgment of Execution


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ___ day of ________, 1998 A.D., personally appeared
_________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this ___ day of ________, 1998.




                                          -------------------------------------
                                                     Notary Public

(SEAL)

My Commission Expires:  __________

                                   EXHIBIT F-4

                             Form of Swing Line Note

                                 Promissory Note
                                (Swing Line Loan)

$10,000,000                                           Charlotte, North Carolina

                                                               August ___, 1998


         FOR VALUE RECEIVED, WINDMERE CORPORATION, a Florida corporation having its principal place of business located in Miami Lakes, Florida (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, NATIONAL ASSOCIATION (the "Lender"), in its individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Credit Agreement dated as of August 7, 1998 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the principal amount of TEN MILLION DOLLARS ($10,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Article III of the Agreement. All or any portion of the principal amount of Swing Line Loans may be prepaid or required to be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement or if an Event of Default shall have occurred and be continuing, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to Section 3.2 (a) of the Agreement. Further, in the event of such acceleration, this Swing Line Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Swing Line Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Swing Line Note is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Swing Line Loans evidenced hereby were or are made and are to be repaid. This Swing Line Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         THIS SWING LINE NOTE IS ISSUED IN REPLACEMENT OF AND NOT AS PAYMENT FOR THAT CERTAIN SWING LINE NOTE DATED AS OF JUNE 26, 1998 ISSUED BY THE BORROWER IN FAVOR OF THE LENDER.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Swing Line Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.



                                            WINDMERE-DURABLE HOLDINGS, INC.

WITNESS:

                                            By:
                                               --------------------------------

                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                    ACKNOWLEDGMENT OF EXECUTION ON BEHALF OF
                         WINDMERE-DURABLE HOLDINGS, INC.


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ____ day of ___________, 199_ A.D., personally appeared ___________________ known to be the _________ of Windmere-Durable Holdings, Inc. (the "Borrower"), who, being by me duly sworn, says he works at ____________________________________, _____________, and that by authority duly given by, and as the act of, the Borrower, the foregoing and annexed Note dated _________, 1998, was signed by him as said ______________ on behalf of the Borrower.

         Witness my hand and official seal this ___ day of _________, 1998.



                                             ----------------------------------
                                                      Notary Public


(SEAL)

My commission expires:  __________

                         AFFIDAVIT OF _________________


         The undersigned, being first duly sworn, deposes and says that:

         1. He is an ___________________________________ of
_____________________ ____________________________ (the "Bank") and works at
_______________________________________________.

         2. The Note of Windmere-Durable Holdings, Inc. to the Bank in the principal amount of $_____________, dated _________, 1998 was executed before him and delivered to him on behalf of the Bank in _________________________ on __________, 1998.

         This the ___ day of ________, 1998.




                                             ----------------------------------
                                             Name:


                           Acknowledgment of Execution


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

         Before me, the undersigned, a Notary Public in and for said County and State on this ___ day of ________, 1998 A.D., personally appeared
_________________ who before me affixed his signature to the above Affidavit.

         Witness my hand and official seal this ___ day of ________, 1998.




                                             ----------------------------------
                                                      Notary Public

(SEAL)

My Commission Expires:  __________

                                    EXHIBIT G

                         FORM OF STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of June __, 1998 by and between WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation (the "Borrower"), AND EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Guarantor", and collectively with the Borrower, the "Pledgors") and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of the date hereof (as amended, supplemented or replaced from time to time, the "Credit Agreement"); and

         WHEREAS, each Pledgor desires to pledge to the Secured Parties to secure the payment and performance of the Borrower's Obligations under the Credit Agreement and the Guarantors' obligations under the Facility Guaranty, as applicable, of all of its interest in (a) all partnership interest owned in Anasazi Partners, L.P. (the "Partnership Interest") and (b) all of the issued and outstanding shares of common stock now and hereafter owned by such Pledgor of (i) Newtech Electronics Industries, Inc., PX Distributors, Inc. and Break Room of Tennessee, Inc. and (ii) each of its Domestic Subsidiaries and Domestic Control Subsidiaries and Direct Foreign Control Subsidiaries and 65% of all issued and outstanding shares of voting stock of each of its current and future Direct Foreign Subsidiaries, such subsidiaries as of the date hereof are identified on Schedule I hereto (all of the Partnership Interest and capital stock described above are referred to collectively as the "Pledged Stock"); and

         WHEREAS, each Pledgor will materially benefit from the loans and advances to be made and the letters of credit to be issued under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         _        Pledge of Stock; Other Collateral.

         __"____` As collateral security for the payment and performance of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of the Guarantors under the Facility Guaranty and of all of the Borrower's Obligations under the Credit Agreement (collectively, the "Secured Obligations"), and subject to
Section 10 hereof, each Pledgor hereby pledges and collaterally assigns to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders pursuant to the New York Uniform Commercial Code (the "UCC") a first priority security interest in the Pledged Stock and all of the following:

                           (A) all cash, securities, dividends, rights, interests and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock, other than dividends permitted to be retained by such Pledgor under the Credit Agreement; and

                           (B) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, other than dividends issued in respect of such Pledged Stock that are permitted to be retained by such Pledgor under the Credit Agreement, are herein collectively referred to as the "Collateral." All of the Pledged Stock is owned by the respective Pledgors and represented by the stock certificates (or registered interest with respect to the Partnership Interest) listed on Schedule I hereto. There have been delivered to the Agent (A) with respect to all the certificated Pledged Stock existing on the date hereof, certificates evidencing such Pledged Interests, together with undated stock powers or other transfer instruments duly executed in blank by the Pledgor, and (B) with respect to the Partnership Interest, a registrar's pledge certificate in the form of Exhibit B hereto.

         __"____` The Pledgor agrees to deliver all the Collateral to the Agent at such location as the Agent shall from time to time designate by written notice pursuant to Section 20 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Agent.

         __"____` All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent or any Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Agent for the benefit of the Lenders by each Pledgor immediately upon demand therefor, with interest thereon until paid in full at the Base Rate.

         _ Status of Pledged Stock. Each Pledgor hereby represents and warrants to the Agent for the benefit of the Lenders that (a) all of the shares of the Pledged Stock (other than the Partnership Interest) are validly issued and outstanding, fully paid and nonassessable and constitute (i) all the issued and outstanding shares of voting stock of each Domestic Subsidiary,

(ii) all issued and outstanding shares of voting stock owned by such Pledgor of each Domestic Control Subsidiary and Direct Foreign Control Subsidiary, and
(iii) 65% of all of the issued and outstanding voting stock of the Direct Foreign Subsidiaries, all as set forth on Schedule I hereto, (b) the Partnership Interest constitutes all of the interest owned by the Pledgors in the Partnership as set forth on Schedule I hereto, (c) each Pledgor is the registered and record and beneficial owner of its Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the pledge hereunder and under the Loan Documents and applicable restrictions pursuant to federal and state securities laws, (d) it has full corporate power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer its Pledged Stock in the manner and form hereof, and (d) the pledge, assignment and delivery of its Pledged Stock to the Agent for the benefit of the Lenders pursuant to this Agreement creates a valid and perfected first priority security interest in such Pledged Stock, securing the payment of the Secured Obligations, assuming continuous and uninterrupted possession thereof by the Agent or, with respect to the Partnership Interest, compliance with Section 22 hereof. Except as otherwise expressly provided herein or in the Credit Agreement, none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned without the Agent's prior written consent, which may be withheld for any reason. Each Pledgor covenants with the Agent for the benefit of the Lenders that it shall at all times cause its Pledged Stock (other than the Partnership Interest) to be represented by the certificates now and hereafter delivered to the Agent in accordance with Section 1 hereof and that it shall cause each of its Subsidiaries not to issue any capital stock, or securities convertible into capital stock, at any time during the term of this Agreement other than to the Borrower or another Guarantor who shall immediately pledge such additional capital stock to the Agent on substantially identical terms as are contained herein. Each Pledgor hereby agrees not to enter into any agreement requiring that the voting rights associated with the Pledged Stock be exercised in any particular manner nor grant any interest in or permit to exist any Lien, charge, encumbrance or restriction with respect to the Pledged Stock (other than applicable restrictions pursuant to federal and state securities laws).

         _        Preservation and Protection of Collateral.

         __"____` The Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

         __"____` Each Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a Consistent Basis. Upon the failure of any Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Agent at its option may pay or contest any of them (the Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

         _ Default. Should a Pledgor fail to pay the Agent all Secured Obligations as of the end of the Business Day on which such Secured Obligations become due and payable and after the expiration of all grace or cure periods, if any, and all extensions or waivers, if any, and should such failure continue, or should any other Event of Default set forth in the Credit Agreement occur and be continuing, or should such Pledgor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Agent is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Agent may elect; and any such sale may be made either at public or private sale at the Agent's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Agent may reasonably deem fair; and the Agent may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of a Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent. Pledgor recognizes that the Agent may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or
(iii) to limit the amount of Collateral sold to any Person or group. Each Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Agent has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Each Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock if such Pledged Stock is not traded on a national securities exchange or quoted on an automated quotation system and in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Secured Parties may exercise such other rights and remedies as may be available under the Loan Documents, at law (including without limitation the UCC) or in equity.

         _ Proceeds of Sale. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall first be applied to the payment of expenses incurred or paid by the Agent in connection with any sale, transfer or delivery of the

Collateral, then to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and then in accordance with
Section 11.5 of the Credit Agreement. The Agent shall, upon satisfaction in full of all such Secured Obligations, pay any balance to Pledgors.

         _ Presentments, Etc. The Agent shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of nonperformance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

         _ Attorney-in-Fact. Each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Default or an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any dividend, payment, or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

         _ Absolute Rights and Obligations. All rights of the Secured Parties, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                  __"____` any lack of validity or enforceability of the Credit Agreement, the Facility Guaranty, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

                  __"____` any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Facility Guaranty, any other Loan Document or any other agreement or instrument relating to any of the Secured Obligations;

                  __"____` any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the Facility Guaranty, any guaranty, or any other security for all or any of the Secured Obligations; or

                  __"____` any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or of this Agreement.

         _ Waiver by a Pledgor. Each Pledgor waives (to the extent permitted by applicable law) (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (i) proceed against the Borrower, any Guarantor or any other Person or entity, (ii) proceed against or exhaust any Collateral as defined in the Credit Agreement, or (iii) pursue any other remedy in its power and (b) any defense arising by reason of any disability or other defense of the Borrower, any Guarantor or any other Person, or by reason of the cessation from any cause whatsoever of the liability of the Borrower, any Guarantor or any other Person or entity. Until the Facility Termination Date, no Pledgor shall have any right of subrogation, and each Pledgor waives any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Agent for the benefit of the Lenders. Each Pledgor authorizes any Secured Party and any other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

         The Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Pledgor free and clear of all liens and the receipt thereof by such Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

         _        Dividends and Voting Rights.

         __"____` All dividends and other distributions with respect to any of the Pledged Stock shall be subject to the pledge hereunder except for dividends permitted to be retained by such Pledgor under the Credit Agreement. So long as no Default or Event of Default shall have occurred and be continuing, any such dividends may be retained by such Pledgor free from any Liens hereunder. Following the occurrence and during the continuance of any Default or Event of Default, all dividends shall be promptly delivered to the Agent (together with stock powers or instruments of assignment duly executed in blank affixed to any capital stock or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder or, at the option of the Agent, to be applied to the Secured Obligations hereby secured as they become due.

         __"____` So long as no Acceleration Event shall have occurred and be continuing, the registration of the Collateral in the name of a Pledgor shall not be changed and such Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

         __"____` Upon the occurrence and during the continuance of any Acceleration Event, at the option of the Agent, all rights of a Pledgor to receive and retain dividends upon the Collateral shall cease and shall thereupon be vested in the Agent for the benefit of the Lenders.

         __"____` Upon the occurrence and during the continuance of an Acceleration Event, at the option of the Agent, all rights of a Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Agent may thereupon (but shall not be obligated to) cause such Collateral to be registered in the name of the Agent or its nominee or agent for the benefit of the Lenders and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Pledgor hereby appoints the Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Stock hereunder upon the occurrence and during the continuance of an Acceleration Event, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and each Pledgor hereby agrees to provide such further proxies as the Agent may request; provided, however, that the Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

         _ Power of Sale. Until the Facility Termination Date, the power of sale and other rights, powers and remedies granted to the Agent for the benefit of the Lenders hereunder shall continue to exist and may be exercised by the Agent at any time and from time to time, upon the occurrence and during the continuance of an Acceleration Event, irrespective of the fact that any Secured Obligations or any part thereof may have become barred by any statute of limitations or that the liability of a Pledgor may have ceased.

         _ Other Rights. The rights, powers and remedies given to the Agent for the benefit of the Lenders by this Agreement shall be in addition to all rights, powers and remedies given to any Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived by the Required Lenders by an instrument in writing.

         _ Further Assurances. Each Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights, powers and remedies for the benefit of the Lenders hereunder. Each Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Agent, on behalf of the Lenders, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Pledgor or any other Person to any of such issuers or obligors.

         _ Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Obligations.

         _ Swap Agreements. All Hedging Obligations of any Pledgor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.

         _ Severability. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

         _ Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         _ Termination. This Agreement and all obligations of the Pledgors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Agreement, the Agent shall, at the sole expense of the Pledgors, deliver to each Pledgor the certificates evidencing their respective shares of Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Stock), together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same.

         _ Indemnification. Each Pledgor hereby covenants and agrees to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which such Pledgor has incurred any Secured Obligation (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to Indemnified Liabilities arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Secured Obligations, termination or expiration of this Agreement and occurrence of the Facility Termination Date.

         _ Notice. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the fifth Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor if delivered to such service prior to the deadline of such service for next Business Day delivery, addressed to such party at said address:

(a)      if to any Pledgor:                 c/o Windmere-Durable Holdings, Inc.
                                            5980 Miami Lakes Drive
                                            Miami Lakes, Florida 33014
                                            Attn: Chief Financial Officer
                                            Telephone:        (305) 362-2611
                                            Telefacsimile:    (305) 364-0635

 (b)     if to the Agent:           NationsBank, National Association
                                            Independence Center, 15th Floor
                                            NC1-001-15-04
                                            Charlotte, North Carolina  28255
                                            Attention: Agency Services
                                            Telephone:        (704) 386-8451
                                            Telefacsimile:    (704) 386-9923

         with a copy to:            NationsBank, National Association
                                            NationsBank Tower
                                            100 Southeast 2nd Street, 14th Floor
                                            Miami, Florida 33131
                                            Attention: Corporate Finance
                                            Telephone:        (305) 533-2418
                                            Telefacsimile:    (305) 523-2437

or to such other address as each party may designate for itself by like notice given in accordance with this Section 20.

         _  Governing Law; Waivers.

                  __"____` THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 20 HEREOF OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH

         ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         _ Registration of Assignment. C.P. Baker, LLC, as the general partner of the Partnership, is and acts as the registrar of the Partnership for all purposes of the registration of ownership and transfers of interests in the Partnership (the "Registrar"). The registration records of the Partnership maintained by and in the possession of the Registrar (the "Registration Books") are the only records maintained to evidence the ownership and transfer of ownership or other interests, including security interests, in the Partnership. There is no registration of record or to the knowledge of any Pledgor any claim with respect thereto, of any lien, security interest or other encumbrance or other interest or restriction of transfer on the Partnership Interest, other than the assignment in favor of the Agent. The assignment granted in the Partnership Interests hereby in favor of the Agent has been duly entered in the registration books maintained for such purpose by the Registrar and the Registrar has delivered to the Agent its Certificate, in the form of Exhibit B hereto, of even date herewith to such effect. The Registrar shall not cause, suffer or permit to occur any transfer of record of the Partnership Interest or any interest therein except in accordance with the prior written consent of the Agent. Upon receipt of written notice by the Agent that an Event of Default has occurred and that all or any part of the Partnership Interest or any interest therein have been sold, assigned or otherwise disposed of by the Agent in accordance with the terms of this Agreement, and identifying the Agent(s) and interest(s) assigned, the Registrar shall forthwith cause the Partnership Interest to be reregistered as appropriate to duly reflect of record such transfers. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor registrar shall provide to the Agent its written irrevocable acknowledgment of and covenant to comply with the terms of this Section 22.

         _ Additional Shares and Interests. If the Pledgor shall acquire or hold
(a) any additional shares of capital stock of, or other partnership, ownership or equity interest in, any Person listed on Schedule I hereto or (b) any shares of capital stock of, or any other partnership, ownership or equity interest in, any Subsidiary not listed on Schedule I hereto, which stock or partnership or other ownership or equity interests are required to be subject to a Pledge Agreement pursuant to the terms of Article V or Section 9.21 of the Credit Agreement (any such shares or other ownership or equity interests described in clauses (a) or (b) above being referred to herein as the "Additional Interests"), the Pledgor shall deliver to the Agent for the benefit of the Secured Parties (i) a revised Schedule I hereto reflecting the ownership and pledge of such Additional Interests and (ii) a Pledge Agreement Supplement in the form of Exhibit A hereto with respect to such Additional Interests duly completed and signed by the Pledgor. The Pledgor shall comply with the requirements of this Section 23 concurrently with the acquisition of any such Additional Interests in the case of shares and other ownership or equity interests described in clause (a) above, and within the time period specified in
Article V or Section 9.21 of the Credit Agreement with respect to shares and other partnership, ownership or equity interests described in clause (b) above.

                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties have duly executed this Stock Pledge Agreement on the day and year first written above.

                                            PLEDGORS:

                                            WINDMERE-DURABLE HOLDINGS, INC.


                                            By:
                                               --------------------------------
                                            Name: Burton A. Honig
                                            Title: Vice President Finance


                                            WINDMERE CORPORATION


                                            By:
                                               --------------------------------
                                            Name: Burton A. Honig
                                            Title:Vice President Finance


                                            WINDMERE HOLDINGS CORPORATION


                                            By:
                                               --------------------------------
                                            Name: Burton A. Honig
                                            Title: President


                                            HOUSEHOLD PRODUCTS, INC.


                                            By:
                                               --------------------------------
                                            Name: Burton A. Honig
                                            Title: Vice President


                                            HP DELAWARE, INC.


                                            By:
                                               --------------------------------
                                            Name: Burton A. Honig
                                            Title: Vice President






                             STOCK PLEDGE AGREEMENT

                                            HP AMERICAS, INC.


                                            By:
                                               --------------------------------
                                            Name: Burton A. Honig
                                            Title: Vice President



                                            AGENT:

                                            NATIONSBANK, NATIONAL ASSOCIATION,
                                            as Agent for the Lenders


                                            By:
                                               --------------------------------
                                            Name: Andrew M. Airheart
                                            Title: Senior Vice President





                             STOCK PLEDGE AGREEMENT

                                   SCHEDULE I


                                               No. of      No. of       No. of       No. of     Certificate
                                               Shares      Shares       Shares       Shares       Nos. for
     Name of Subsidiary    Class of Stock    Authorized    Issued    Outstanding    Pledged    Pledged Shares
     ------------------    --------------    ----------    ------    -----------    -------    --------------















Windmere-Durable Holdings, Inc.

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                    EXHIBIT A

                           PLEDGE AGREEMENT SUPPLEMENT

         THIS PLEDGE AGREEMENT SUPPLEMENT (this "Supplement"), dated as of ______________, ______ is made by and between ___________________________,
_____________________________ (the "Pledgor"), and NATIONSBANK, NATIONAL
ASSOCIATION, a national banking association organized and existing under the laws of the United States, as agent (the "Agent") for each of the lenders (the "Lenders" and together with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement dated as of June ___, 1998 among such Lenders, the Agent and Windmere-Durable Holdings, Inc.. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Pledge Agreement (as defined below).

         WHEREAS, the Pledgor is required under the terms of the Credit Agreement and that certain Pledge Agreement dated as of June ___, 1998 by the Pledgor and certain affiliates of the Pledgor in favor of the Agent for the benefit of the Secured Parties (the "Pledge Agreement") to cause certain shares of capital stock or other equity or ownership interests held by it and listed on Annex A to this Supplement (the "Additional Interests") to become subject to the Pledge Agreement; and

         WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Pledgor to pledge to the Agent for the benefit of the Secured Parties the Additional Interests, whether then owned and not required to be subject to a pledge or subsequently acquired or created; and

         WHEREAS, the Secured Parties have required the Pledgor to pledge to the Agent for the benefit of the Secured Parties all of the Additional Interests in accordance with the terms of the Credit Agreement and the Pledge Agreement;

         NOW, THEREFORE, the Pledgor hereby agrees as follows with the Agent, for the benefit of the Secured Parties:

         1. The Pledgor hereby reaffirms and acknowledges the pledge and collateral assignment to, and the grant of security interest in, the Additional Interests contained in the Pledge Agreement and pledges and collaterally assigns to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties a first priority lien and security interest in, the Additional Interests and all of the following:

                  (a) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Interests, other than cash dividends or other distributions permitted to be retained by the Pledgor under Section 10 of the Pledge Agreement;

                  (b) all other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Additional Interests; and

                  (c)      all proceeds of any of the foregoing.

         2. The Pledgor hereby acknowledges, agrees and confirms that, by its execution of this Supplement, the Additional Interests constitute "Pledged Interests" under and are subject to the Pledge Agreement. Each of the representations and warranties with respect to Pledged Interests contained in the Pledge Agreement is hereby made by the Pledgor with respect to the Additional Interests. A revised Schedule I to the Pledge Agreement reflecting the Additional Interests and all other Pledged Interests, together with stock certificates representing the Additional Interests with undated stock powers duly executed in blank by the Pledgor, or, if applicable, registrar's pledge certificates, have been delivered herewith to the Agent.

         IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed by its authorized officer as of the day and year first above written.




                                              By:
                                                 ------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


Acknowledged and accepted:

NATIONSBANK, NATIONAL ASSOCIATION,
as Agent for the Secured Parties


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                   SCHEDULE I



                                                                               Total
                                                                             Number of
                                                  Total         Total        Shares of
                       Name of                    Number        Number       Class or %
                       Pledged                  of Shares      of Shares     Ownership
                      Subsidiary     Class of    of Class      of Class      Interest     Certificate    Par Value
Name of Pledgor        or Issuer      Stock     Authorized    Outstanding     Pledged        Number       Per Share
---------------       ----------     --------   ----------    -----------    ---------    -----------    ---------






                                    EXHIBIT B

                         FORM OF RECEIPT AND CERTIFICATE
                       OF REGISTRAR AND CONTROL AGREEMENT

         The undersigned registrar (in its capacity as such, the "Registrar") and Anasazi Partners, L.P. (The "Partnership") hereby certify, acknowledge and agree as follows to and with NATIONSBANK, NATIONAL ASSOCIATION, as agent (the "Agent"), in connection with (a) that certain Credit Agreement dated as of June ___, 1998, among Windmere-Durable Holdings, Inc. (the "Borrower"), the Agent, and the lenders from time to time party thereto (the "Lenders" and together with the Agent, the "Secured Parties") (such agreement, as amended, modified or supplemented from time to time, being referred to as the "Credit Agreement"), and (b) the Pledge Agreement dated as of June ___, 1998, by and between the Pledgor, the Agent and certain other Subsidiaries of the Pledgor (such agreement, as amended, modified or supplemented from time to time, being referred to as the "Pledge Agreement"). Except as otherwise set forth herein, all capitalized terms shall have the definitions given them in the Credit Agreement.

         1. The Registrar is the duly authorized and acting registrar and as such has sole custody of and is solely responsible for the registration books of the Partnership.

         2. The Pledgor is the 50% partner of the Partnership and its interest in the Partnership is reflected as such on the registration books of the Partnership.

         3. The Registrar, by execution of this Certificate, acknowledges receipt of irrevocable instructions and direction from the Pledgor, as a partner of the Partnership, acknowledged and agreed to by the Partnership, (i) to register on the registration books of the Partnership the Lien in favor of the Lenders upon the Partnership Interests (as defined in the Pledge Agreement) as a first priority lien, and (ii) to otherwise fully comply with the other provisions contained herein and in the Pledge Agreement, a copy of which has been received by the Registrar. The execution of this Certificate by C.P. Baker LLC, in its capacity as general partner for and on behalf of the Partnership, shall constitute such irrevocable instructions and direction.

         4. The Lien of the Agent for the benefit of the Lenders (the "Registered Lien") on the Partnership Interest has been duly registered of record on the registration books of the Partnership. Except for the Registered Lien, there is no registration of record of, or to the knowledge of the Registrar any claim with respect to, any Lien or other interest or restriction of transfer on the Partnership Interest or any interest therein, or any other interest in the Partnership the effect of which would be to lessen the percentage interest in such partnership of Partnership Interest except in accordance with the prior written consent, or as provided below at the direction, of the Agent.

         5. Upon receipt of written notice from the Agent that an Event of Default has occurred and that all or any part of the Partnership Interest has been sold, assigned or otherwise transferred by such holder pursuant to the Loan Documents, and identifying the assignee or assignees and the interest or interests assigned, the Registrar shall forthwith cause the registration books of the Partnership to be duly noted to reflect each of such transfers of record.

         6. The Partnership agrees that it will comply with instructions originated by the Agent with respect to the Partnership Interest, without further consent of the Pledgor.

         7. The Registrar shall not resign or retire or permit its removal except upon circumstances where the successor Registrar shall provide to the Agent its written irrevocable acknowledgment of each of the above undertakings.

         This the ____ day of June, 1998

                                          REGISTRAR:

                                          C.P. BAKER, LLC



                                          By:
                                             ----------------------------------
                                          Name: Christopher P. Baker
                                          Title:
                                                -------------------------------



                                          PLEDGOR:

                                          WINDMERE-DURABLE HOLDINGS, INC.



                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------



                                          PARTNERSHIP:

                                          ANASAZI PARTNERS, L.P.



                                          By: C.P. Baker, LLC



                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

                                    EXHIBIT A

                                PLEDGED INTERESTS


Name of Issuer                           Owner(s)                              Percentage Interest
--------------                           --------                              -------------------
Anasazi Partners, L.P.                   Windmere-Durable Holdings, Inc.                50%
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of June 26, 1998 by WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation (the "Borrower), and EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (each a "Guarantor", and collectively with the Borrower, the "Grantors"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"); and

         WHEREAS, the Guarantors are parties to that certain Guaranty Agreement (the "Facility Guaranty") dated as of the date hereof pursuant to which each Guarantor has guarantied the obligations of the Borrower under the Credit Agreement; and

          WHEREAS, as collateral security for payment and performance of its obligations under the Credit Agreement, the Borrower is willing to grant to the Agent for the benefit of the Secured Parties a security interest in certain of its personal property and assets; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Facility Guaranty, each Guarantor is willing to grant to the Agent for the benefit of the Secured Parties a security interest in certain of its personal property and assets;

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         _ Grant of Security Interest. As collateral security for the payment and satisfaction of all Guarantors' Obligations under (and as defined in) the Facility Guaranty Agreement and all of the Borrower's Obligations under the Credit Agreement (collectively, the "Secured Obligations"), each Grantor hereby pledges and assigns to the Agent for the benefit of the Lenders and grants to the Agent for the benefit of the Lenders a continuing first priority security interest in and to all of the following property of such Grantor, whether now owned or existing or hereafter acquired or arising and wheresoever located:

                           All accounts, accounts receivable, contracts, notes, bills, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations at any time owing to each Grantor arising out of goods sold or leased or for services rendered by such Grantor, the proceeds thereof and all of such Grantor's rights with respect to any goods represented thereby, whether or not delivered, goods returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation, together with all customer lists, books and records, ledger and account cards, computer tapes, software, disks, printouts and records, whether now in existence or hereafter created, relating thereto (collectively referred to hereinafter as "Accounts");

                           All inventory of each Grantor, including without limitation, all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, findings or component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor's account (collectively referred to hereinafter as "Inventory");

                           All goods of each Grantor, including without limitation, all machinery, equipment, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description now or hereafter owned by a Grantor or in which such Grantor may have or may hereafter acquire any interest, at any location (collectively referred to hereinafter as "Equipment");

                           All general intangibles of each Grantor in which a Grantor now has or hereafter acquires any rights, including but not limited to, causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, licenses, permits, franchises, customer lists, computer programs, all claims under guaranties, tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as "General Intangibles");

                           All rights now or hereafter accruing to each Grantor under contracts, leases, agreements or other instruments to perform services, to hold and use land and facilities, and to enforce all rights thereunder (collectively referred to hereinafter as "Contract Rights");

                           All books and records relating to any of the Collateral (as hereinafter defined) (including without limitation, customer data, credit files, computer programs, printouts, and other computer materials and records of each Grantor pertaining to any of the foregoing); and

                           All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including without limitation proceeds of insurance policies insuring the Collateral (as hereinafter defined).

         All of the property and interests in property described in subsections
(a) through (g) and all other property and interests in personal property which shall, from time to time, secure the Secured Obligations are herein collectively referred to as the "Collateral."

         _ Financing Statements. At the time of execution of this Agreement, each Grantor shall have furnished the Agent with properly executed financing statements, amendments and assignments as prescribed by the Uniform Commercial Code as presently in effect in the states where the Collateral is located, prepared and approved by the Agent in form and number sufficient for filing wherever required with respect to the Collateral, in order that the Agent, for the benefit of the Lenders, shall have a duly perfected security interest of record in the Collateral, to the extent a security interest in such Collateral can be perfected by filing a financing statement, following the filing of such financing statements with the appropriate local and state governmental authorities, subject only to Permitted Liens. Each Grantor shall execute as reasonably required by the Agent any additional financing statements or other documents to effect the same, together with any necessary continuation statements so long as this Agreement remains in effect.

         _ Maintenance of Security Interest. Each Grantor will, from time to time, upon the request of the Agent, deliver specific assignments of Collateral, together with such other instruments and documents, financing statements, amendments thereto, assignments or other writings as the Agent may reasonably request to carry out the terms of this Agreement or to protect or enforce the Secured Parties' security interest in the Collateral.

         With respect to any and all Collateral to be secured and conveyed under this Agreement, each Grantor agrees to do and cause to be done all things necessary to perfect and keep in full force the security interest granted in favor of the Secured Parties, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect or continue a security interest in the Collateral in favor of the Agent for the benefit of the Lenders.

         Each Grantor agrees to make appropriate entries upon its financial statements and books and records disclosing the Secured Parties' security interest granted hereunder.

         _ Receipt of Payment. If an Event of Default shall occur and be continuing and a Grantor (or any of its affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Secured Parties, and as the property of the Secured Parties, separate from the funds of such Grantor, and no later than the first Business Day following the receipt thereof, such Grantor shall cause the same to be forwarded to the Agent for its custody and possession on behalf of the Lenders as additional Collateral.

         _ Collections; Agent's Right to Notify Account Debtors and to Endorse a Grantor's Name. Each Grantor hereby authorizes the Agent, on behalf of the Lenders, at all times after the occurrence and during the continuation of an Event of Default (a) to open such Grantor's mail and collect any and all amounts due to such Grantor from Persons obligated on any Accounts ("Account Debtors");
(b) to notify any or all Account Debtors that the Accounts have been assigned to the Secured Parties and that the Secured Parties have a security interest therein (provided that the Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government). Each Grantor at all times after the occurrence and during the continuation of an Acceleration Event (as hereinafter defined) irrevocably makes, constitutes and appoints the Agent, for the benefit of the Lenders, (and all Persons designated by the Agent for that purpose) as such Grantor's true and lawful attorney (and agent-in-fact) to endorse such Grantor's name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Agent's possession or Agent's control, and deposit the same to the account of the Agent, for the benefit of the Lenders, on account and for payment of the Secured Obligations and (c) to take over such Grantor's post office boxes or make other arrangements as the Agent, on behalf of the Lenders, deems necessary to receive such Grantor's mail, including notifying the post office authorities to change the address for delivery of such Grantor's mail to such address as the Agent, may designate. The Agent shall promptly furnish each Grantor with a copy of any such notice sent with respect to Accounts of such Grantor pursuant to clause (b) of this Section 5 and each Grantor hereby agrees that any such notice, in the Agent's sole discretion, may be sent on such Grantor's stationery, in which event such Grantor shall co-sign such notice with the Agent. For purposes of this Agreement, "Acceleration Event" means that (a) an Event of Default has occurred and is continuing and (b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         _ Covenants. Each Grantor covenants with the Secured Parties that from and after the date of this Agreement until termination hereof in accordance with
Section 27 hereof:

                           Inspection. The Agent (by any of its officers, employees and agents), on behalf of the Lenders, shall have the right upon its reasonable request and reasonable prior notice, and at any reasonable times during such Grantor's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor's affairs and finances with any Person (other than Account Debtors) and to verify with any Person other than Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor's affairs and finances with such Grantor's Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral and such Account Debtors. After the occurrence and during the continuation of an Acceleration Event, the Agent may at any time and from time to time employ and maintain on such Grantor's premises a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's (for the benefit of the Lenders) interest. All expenses incurred by the Agent, on behalf of the Lenders, by reason of the employment of such custodian shall be paid by such Grantor, added to the Secured Obligations and secured by the Collateral.

                           Assignments, Records and Schedules of Accounts. Each Grantor shall keep accurate and complete records of its Accounts ("Account Records") and on a monthly basis, such Grantor shall provide the Agent with a schedule of Accounts in form and substance acceptable to the Agent describing all Accounts created or acquired by such Grantor ("Schedule of Accounts"); provided, however, that such Grantor's failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Agent's security interest or other rights in and to any Accounts for the benefit of the Lenders. If requested by the Agent, each Grantor shall furnish the Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, "Account Documents") and such other matter and information relating to the status of then existing Accounts as the Agent shall request. No Grantor shall remove any Account Records or Account Documents or change its chief executive offices from the locations set forth in Exhibit A hereto without 30 days prior written notice to the Agent as provided in Section 20 hereof and delivery to the Agent by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                           Notice Regarding Disputed Accounts. In the event any amounts due and owing in excess of $1,000,000 are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                           Change of Trade Styles. No Grantor shall change, amend, alter, terminate, or cease using its material trade names or styles under which it sells Inventory as of the date of this Agreement ("Trade Styles"), or use additional Trade Styles, without giving the Agent at least 30 days' prior written notice and delivery to the Agent by the applicable Grantor prior to such change, amendment, alteration, or use of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                           Safekeeping of Inventory. Each Grantor shall be responsible for the safekeeping of its Inventory, and, except as set forth in Section 16 hereof, in no event shall the Agent have any responsibility for:

                           ___ Any loss or damage to Inventory or destruction
                  thereof occurring or arising in any manner or fashion from any cause;

                           ___ Any diminution in the value of Inventory; or

                           ___ Any act or default of any carrier, warehouseman,
                  bailee or forwarding agency thereof or other Person in any way dealing with or handling Inventory.

                           Location, Records and Schedules of Inventory. Each Grantor shall keep correct and accurate records itemizing and describing the kind, type, location and quantity of all Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and shall furnish to the Agent from time to time at reasonable intervals designated by the Agent, but not more frequently than once per month prior to an Event of Default, a current schedule of Inventory ("Schedule of Inventory") based upon its most recent physical inventory and its daily inventory records. Each Grantor shall conduct a physical inventory, no less than annually, and shall furnish to the Agent such other documents and reports thereof as the Agent shall reasonably request with respect to the Inventory. Subject to compliance at all times with Sections 9(b),
         (c) and (d), no Grantor shall, other than in the ordinary course of business in connection with its sale, remove any material amount of Inventory from the locations set forth on Exhibit B hereto to a location not also set forth on Exhibit B hereto, each of such locations being owned by a Grantor unless otherwise indicated, without 30 days prior written notice to the Agent as provided in Section 20 hereof and delivery to the Agent by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                           Returns of Inventory. If any Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $1,000,000 in the aggregate on any Account or Accounts of such Account Debtor, such Grantor shall notify the Agent of the same as soon as practicable.

                           Evidence of Ownership of Equipment. The Grantors, as soon as practicable following a request therefor by the Agent, shall deliver to the Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

                           Location, Records and Schedules of Equipment. The Grantors shall maintain accurate, itemized records itemizing and describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Agent upon request with a current schedule containing the foregoing information. No Grantor shall remove any of the Equipment from the locations set forth in Exhibit C hereto to a location not also set forth on Exhibit C hereto without at least 30 days' prior written notice to the Agent as provided in Section 20 hereof and delivery to the Agent by the applicable Grantor prior to such removal of executed financing statements, amendments and other documents necessary to maintain the security interests granted hereunder.

                           Sale or Mortgage of Equipment. Except as permitted by the Credit Agreement prior to the occurrence and continuance of an Event of Default, no Grantor shall sell, exchange, lease, mortgage, encumber, pledge or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of the Agent.
                           Maintenance of Equipment. Each Grantor shall keep and maintain its Equipment in good operating condition and repair, ordinary wear and tear excepted. No Grantor shall permit any such items to become a fixture to real property (unless such Grantor has granted the Agent for the benefit of the Lenders a lien on such real property) or accessions to other personal property.

         _ Warranties and Representations Regarding Collateral Generally. Each Grantor warrants and represents that it is and, except as permitted by the Credit Agreement, will continue to be the owner of the Collateral hereunder, now owned and upon the acquisition of the same, free and clear of all Liens, claims, encumbrances and security interests other than the security interest in favor of the Agent for the benefit of the Lenders hereunder and Permitted Liens, and that it will defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) at any time claiming the same or any interest therein adverse to the Secured Parties.

         _ Account Warranties and Representations. With respect to its Accounts, each Grantor warrants and represents to the Secured Parties that they may rely on all statements or representations made by such Grantor on or with respect to any Schedule of Accounts prepared and delivered by it and that:

                  (a) All Account Records and Account Documents are located only at such Grantor's locations as set forth on Exhibit A attached hereto and incorporated herein by reference;

                  (b) The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document;

                  (c) The Accounts cover bona fide sales and deliveries of Inventory usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business or as permitted by the Credit Agreement;

                  (d) The amounts of the face value shown on any Schedule of Accounts or invoice statement delivered to the Agent with respect to any Account, are actually owing to such Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $2,500,000 in the aggregate, or greater than $1,000,000 individually, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto;

                  (e) Except for conditions generally applicable to such Grantor's industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, and on all contracts, invoices and statements delivered to the Agent, with respect thereto;

                  (f) The goods or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Secured Parties and those removed or terminated prior to the date hereof and Permitted Liens;

                  (g) The Accounts have not been pledged to any Person other than to the Secured Parties under this Agreement and will be owned by such Grantor free and clear of any Liens, claims, encumbrances or security interests except Permitted Liens;

                  (h) The Secured Parties' security interest therein will not be subject to any offset, deduction, counterclaim, Lien or other adverse condition, other than Permitted Liens; and

                  (i) The location of its chief executive office and any state in which it (i) has a place of business in only one county of such state or (ii) resides in such state (within the meaning of the applicable Uniform Commercial Code) but does not have any place of business in such state, is set forth on Exhibit A attached hereto and incorporated herein by reference and each Grantor shall deliver to the Agent not less than 30 days written notice prior to any change of such location or status of places of business or residency.

         _ Inventory Warranties and Representations. With respect to its Inventory, each Grantor warrants and represents to the Secured Parties that they may rely on all statements or representations made by such Grantor on or with respect to any Inventory and that:

                  (a) All Inventory, other than Inventory consisting of samples utilized by salespeople or otherwise having a reasonable value of less than $200,000 in the aggregate, is located only at such Grantor's locations as set forth on Exhibit B attached hereto and incorporated herein by reference;

                  (b) None of its Inventory is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Secured Parties and Permitted Liens;

                  (c) Except for locations set forth on Exhibit B, no Inventory of such Grantor that would reasonably be likely, in the aggregate with the Inventory of all Grantors, to be of value in excess of $500,000 is, and shall not at any time or times hereafter be, kept at any location that is leased by the Grantor, stored with a bailee, warehouseman, or similar party without the Agent's prior written consent and, if the Agent gives such consent, such Grantor will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to the Agent upon its request therefor, in form and substance reasonably acceptable to the Agent, landlord waivers, warehouse receipts therefor in the Agent's name and take such other action and be party to such document as deemed necessary or prudent by the Agent to maintain the security interest of the Lenders in such Inventory;

                  (d) No Inventory is, and shall not at any time or times hereafter be, under consignment to any Person, the value of which, when aggregated with all other Inventory under consignment of such Grantor and all other Grantors, would exceed $2,000,000; and

         _ Equipment Representations and Warranties. With respect to its Equipment, each Grantor warrants and represents to the Secured Parties that they may rely on all statements or representations made by such Grantor on or with respect to any Equipment and that:

                  (a) All Equipment is located only at such Grantor's locations set forth in Exhibit C hereto;

                  (b) None of its Equipment is or will be subject to any Lien, claim, encumbrance or security interest whatsoever, except for the security interest of the Secured Parties and Permitted Liens;

                  (c) No Equipment of such Grantor is at or shall be kept at any location that is leased by such Grantor from any other Person unless such location and lessee is set forth on Exhibit C hereto and such lessee waives its rights with respect to such Equipment in form and substance acceptable to the Agent.

         _ Casualty and Liability Insurance Required.

                           Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including, without limiting the generality of any other covenant herein contained:

                             ___ casualty insurance on the Inventory and the
                  Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire and lightning and other hazards ordinarily included under uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located;

                             ___ comprehensive general liability insurance
                  against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with Agent and Lenders as additional insured parties, in amounts as shall be reasonably satisfactory to Agent;

                             ___ liability insurance with respect to the
                  operation of its facilities under the workers' compensation laws of the states in which such Collateral is located; and

                             ___    business interruption insurance.

                           Each insurance policy obtained in satisfaction of the
requirements of Section 11(a) hereof:

                             ___ may be provided by blanket policies now or
                  hereafter maintained by each Grantor or the Borrower;

                             ___ shall be issued by such insurer (or insurers)
                  as shall be financially responsible, of recognized standing and reasonably acceptable to the Agent;

                             ___ shall be in such form and have such provisions
                  (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable in all respects to the Agent;

                             ___ shall prohibit cancellation or substantial
                  modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Agent, except for non-payment of premium, in which case such policies shall provide ten (10) days' prior written notice;

                             ___ without limiting the generality of the
                  foregoing, all insurance policies where applicable under
                  Section 11(a) carried on the Collateral shall name the Agent, for the benefit of the Lenders, as loss payee and the Agent and the Lenders as additional parties insured.

                           Prior to expiration of any such policy, such Grantor shall furnish the Agent with evidence satisfactory to the Agent that the policy or certificate has been renewed or replaced or is no longer required by this Agreement.

                           Each Grantor hereby irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent), for the benefit of the Lenders, effective upon the occurrence and during the continuance of an Acceleration Event, as such Grantor's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance.

                           In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, the Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Agent and shall be additional Secured Obligations secured by the Collateral.

                           The Net Proceeds of the insurance carried pursuant to the provisions of Sections 11(a)(ii) and 11(a)(iii) hereof shall be applied by such Grantor toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

                           The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 11(a)(i) hereof shall be paid to such Grantor and applied in accordance with Section 2.6(e) of the Credit Agreement;

                           "Net Proceeds" when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and responsible expenses incurred in the realization thereof.

                           In case of any material damage to or destruction of all or any material part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations. Each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance.

         _ Events of Default. It is understood and agreed that the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder and shall entitle the Agent, for the benefit of the Lenders, to take such actions as are elsewhere provided in this Agreement in respect of Events of
Default: (a) an "Event of Default" as defined in the Credit Agreement shall have occurred and be continuing; or (b) any representation or warranty made by a Grantor herein, in the Credit Agreement in the Facility Guaranty or in any other existing or future agreement with any of the Secured Parties shall prove to have been false in any material respect when made; or (c) any covenant made by a Grantor herein (other than those covenants contained in Sections 6(a) hereof) is breached, violated, or not complied with and not cured within 30 days after notice thereof from any of the Secured Parties; provided, that any breach, violation or non-compliance with any covenant contained in Section 6(a) hereof shall immediately result in an Event of Default; or (d) any material uninsured damage to or loss, theft or destruction of any of the Collateral shall occur.

         _ Rights and Remedies Upon Acceleration Event. Upon and during the continuation of an Acceleration Event, the Agent shall have the following rights and remedies on behalf of the Lenders in addition to any rights and remedies set forth elsewhere in this Agreement, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

                           All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement, the Facility Guaranty, the Credit Agreement or any other Loan Document;

                           The right to foreclose the Liens and security instruments created under this Agreement by any available judicial procedure or without judicial process;

                           The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice and opportunity for a hearing on the validity of the Agent's claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order effectively to collect or liquidate the Collateral, and/or (ii) require such Grantor to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties;

                           The right to sell, assign, lease or to otherwise dispose of all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Agent, in its sole discretion, may deem advisable. The Agent shall have the right to conduct such sales on a Grantor's premises or elsewhere and shall have the right to use a Grantor's premises without charge for such sales for such time or times as the Agent may see fit. The Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Agent has no obligation to preserve rights to the Collateral against prior parties or to marshall any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Grantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and a Grantor's rights under any license and any franchise agreement shall inure to the Agent's benefit. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Agent shall deem appropriate, but the Agent shall have the right to sell or dispose of the Collateral without such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice sent to such Grantor by overnight courier in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with Section 11.5 of the Credit Agreement. Any sale or other disposition of the Collateral and the possession thereof by the Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the Uniform Commercial Code). Each Grantor shall be liable to the Secured Parties and shall pay to the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral. The Agent shall remit to such Grantor or other

         Person entitled thereto any surplus remaining after this Agreement has been terminated in accordance with Section 27 hereof.

         _ Anti-Marshalling Provisions. The right is hereby given by each Grantor to the Agent, for the benefit of the Lenders, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred under such documents, nor release such Grantor from personal liability for the Secured Obligations hereby secured. Notwithstanding the existence of any other security interest in the Collateral held by the Agent, for the benefit of the Lenders, the Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Agreement. The proceeds realized upon the exercise of the remedies provided herein shall be applied by the Agent, for the benefit of the Lenders, in the manner herein provided. Each Grantor hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         _ Appointment of Agent as a Grantor's Lawful Attorney. Without limitation of any other provision of this Agreement, upon and after an Acceleration Event, each Grantor irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent), for the benefit of the Lenders, as such Grantor's true and lawful attorney (and agent-in-fact) to take all actions and to do all things required to be taken or done by such Grantor under this Agreement. All acts of the Agent or its designee taken pursuant to this Section 15 are hereby ratified and confirmed and the Agent or its designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law, other than as a result of its gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable by such Grantor until this Agreement has been terminated in accordance with Section 27 hereof.

         _ Rights and Remedies Cumulative; Non-Waiver; Etc. The enumeration of the rights and remedies of the Secured Parties set forth in this Agreement is not intended to be exhaustive and the exercise by any Secured Party of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, or under any other agreement between a Grantor and the Secured Parties or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing. No course of dealing between a Grantor and the Secured Parties or the Secured Parties' agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. The Agent shall not have any liability for any error, omission or delay of any kind occurring in the handling or liquidation of the Collateral or for any damages resulting therefrom, other than as a result of its gross negligence or willful misconduct.

         _ Supplemental Documentation. At the Agent's request, each Grantor shall execute and deliver to the Agent, at any time or times hereafter, all documents, instruments and other written matter that the Agent may request to perfect and maintain perfected the Secured Parties' security interest in the Collateral, in form and substance acceptable to the Agent, and pay all charges, expenses and fees the Agent may reasonably incur in filing any of such documents, and all taxes relating thereto. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or a financing statement is sufficient as a financing statement and may be filed by the Agent in any filing office.

         _ Waivers. In addition to the other waivers contained herein, each Grantor hereby expressly waives, to the extent permitted by law, presentment for payment, demand, protest, notice of demand, notice of protest, notice of default or dishonor, notice of payments and nonpayments and all other notices and consents to any action taken by the Agent unless expressly required by this Agreement.

         _ Trade Names. Each Grantor represents that the only trade name(s) or style(s) used by such Grantor are as set forth on Exhibit D, next to the name of such Grantor.

         _ Notice. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the fifth Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor if delivered to such service prior to the deadline of such service for next Business Day delivery, addressed to such party at said address:

(a)      if to any Grantor:         c/o Windmere-Durable Holdings, Inc.
                                    5980 Miami Lakes Drive
                                    Miami Lakes, Florida 33014
                                    Attn: Chief Financial Officer
                                    Telephone:       (305) 362-2611
                                    Telefacsimile:   (305) 364-0635

 (b)     if to the Agent:       NationsBank, National Association
                                    Independence Center, 15th Floor
                                    NC1-001-15-04

                                    Charlotte, North Carolina  28255
                                    Attention: Agency Services
                                    Telephone:       (704) 386-8451
                                    Telefacsimile:   (704) 386-9923

         with a copy to:        NationsBank, National Association
                                    NationsBank Tower
                                    100 Southeast 2nd Street, 14th Floor
                                    Miami, Florida 33131
                                    Attention: Corporate Finance
                                    Telephone:       (305) 533-2418
                                    Telefacsimile:   (305) 523-2437

or to such other address as each party may designate for itself by like notice given in accordance with this Section 20.

         _ Definitions. All terms used herein and not otherwise defined shall be defined in accordance with the appropriate definitions appearing in the Uniform Commercial Code as in effect in New York, and such definitions are hereby incorporated herein by reference and made a part hereof.

         _ Entire Agreement. This Agreement, together with the Credit Agreement, the Facility Guaranty and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Neither this Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than by an agreement, in writing signed by the parties hereto.

         _ Swap Agreements. All Hedging Obligations of any Grantor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.
         _ Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         _ Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor, and the rights, remedies, powers, and privileges of the Agent hereunder shall inure to the benefit of the successors and assigns of the Agent; provided, however, that no Grantor shall make any assignment hereof without the prior written consent of the Agent.

         _ Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         _ Termination; Release. On the Facility Termination Date, this Agreement and all obligations of each Grantor hereunder shall terminate without delivery of any instrument or performance of any act by any party, and the Collateral shall automatically be released from the Liens created by this Agreement and all rights to such Collateral shall automatically revert to such Grantor. Notwithstanding the immediately preceding sentence, upon such termination of this Agreement, the Agent shall reassign and redeliver such Collateral then held by or for the Agent and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         _        Governing Law.

                           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                           EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                           EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED BY SECTION 20 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                           NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                           IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

                                    GRANTORS:


                                    WINDMERE-DURABLE HOLDINGS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President Finance


                                    WINDMERE CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President Finance


                                    WINDMERE HOLDINGS CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: President


                                    WINDMERE HOLDINGS CORPORATION II


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: President






                                    WINDMERE FAN PRODUCTS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President





                               SECURITY AGREEMENT

                             Signature Page H-1 of 4

                                    JERDON PRODUCTS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President


                                    CONSUMER PRODUCTS AMERICAS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Treasurer


                                    EDI MASTERS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President


                                    WINDMERE INNOVATIVE PET PRODUCTS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President





                                    BAY BOOKS & TAPES, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President Finance





                               SECURITY AGREEMENT

                             Signature Page H-2 of 4

                                    FORTUNE PRODUCTS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: President


                                    HOUSEHOLD PRODUCTS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President


                                    HP DELAWARE, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President


                                    HP AMERICAS, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President




                                    HPG LLC


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President




                               SECURITY AGREEMENT

                             Signature Page H-3 of 4

                                    HP INTELLECTUAL CORP


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: Vice President


                                    WD DELAWARE, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: President


                                    WD DELAWARE II, INC.


                                    By:
                                       ----------------------------------------
                                    Name: Burton A. Honig
                                    Title: President


                                    AGENT:

                                    NATIONSBANK, NATIONAL ASSOCIATION,
                                    as Agent for the Lenders


                                    By:
                                       ----------------------------------------
                                    Name: Andrew M. Airheart
                                    Title: Senior Vice President





                               SECURITY AGREEMENT

                             Signature Page H-4 of 4

                                    EXHIBIT A

                              Location of Accounts

                                    EXHIBIT B

                              Location of Inventory

                                    EXHIBIT C

                              Location of Equipment

                                    EXHIBIT D

                             Trade Names and Styles

                                    EXHIBIT I

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement") is made as of June 26, 1998 by and among WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation (the "Borrower"), and CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO (each a "Guarantor" and collectively with the Borrower, the "Grantors"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as defined below);

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of the date hereof among the Borrower, the Agent and the Lenders (as from time to time amended, supplemented or replaced, the "Credit Agreement"); and

         WHEREAS, the Guarantors are parties to that certain Guaranty Agreement (the "Facility Guaranty") dated as of the date hereof pursuant to which each Guarantor has guarantied the obligations of the Borrower under the Credit Agreement; and

          WHEREAS, as collateral security for payment and performance of its obligations under the Credit Agreement, the Borrower is willing to grant to the Agent for the benefit of the Secured Parties a security interest in certain of its intangible personal property and assets; and

         WHEREAS, as collateral security for payment and performance of its obligations under the Facility Guaranty, each Guarantor is willing to grant to the Agent for the benefit of the Secured Parties of a security interest in certain of its intangible personal property and assets;

         NOW, THEREFORE, in order to induce the Secured Parties to enter into the Loan Documents and in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         Section _ Grant of Security. Each Grantor hereby collaterally grants to the Agent for the benefit of the Secured Parties a security interest in all of the following (collectively, the "Collateral"):

                           all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign patents and patent applications

         (including without limitation the patents and patent applications identified on Schedule I attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Patents");

                           all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark, trade name, trade dress, registration and application identified in Schedule II attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark (collectively, the "Trademarks");

                           all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on
         Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the "Copyrights");

                           Each of the licenses listed on Schedule IV attached hereto and incorporated herein by reference, (collectively, the "Licenses")); and

                           all proceeds of any of the foregoing.


         Section _ Security for Obligations. The security interests granted under this Agreement (the "Security Interests") by each Grantor secure the payment of all obligations of such Grantor under, in respect of or in connection with this Agreement, the Credit Agreement, the Facility Guaranty and each other Loan Document to which such Grantor is or becomes a party (all such obligations being the "Secured Obligations").

         The Security Interests granted by this Agreement are granted in conjunction with, and not in limitation of, the security interests granted to the Agent, for the benefit of the Lenders, in other assets of each Grantor pursuant to the other Loan Documents.


         Section _         Further Assurances.

                           Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents and take all further action or that the Agent may reasonably request, in order to (i) continue, perfect and protect any Security Interest granted or purported to be granted hereby, (ii) perfect the Secured Parties' Security Interest in and assign to the Agent, for the benefit of the Lenders, as security for the repayment and satisfaction of the Secured Obligations, all Collateral located in any foreign jurisdiction, and (iii) enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any part of the Collateral.

                           Each Grantor hereby authorizes the Agent, on behalf of the Lenders, upon the occurrence and during the continuation of an Event of Default, to file, where permitted by law, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                           Each Grantor will furnish to the Agent, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent, may reasonably request, all in reasonable detail.

                           Each Grantor agrees that, should it have or obtain an ownership interest in any United States or foreign patent or patent application that is not now identified on Schedule I, any trademark or trademark application that is not now identified on Schedule II or any copyright or copyright application that is not now identified on
         Schedule III or the License Agreements identified on Schedule IV: (i) the provisions of this Agreement shall automatically apply to such item, and such item shall automatically become part of the Collateral and (ii) such Grantor shall, within three months after acquiring or becoming aware of such ownership interest, (A) give written notice thereof to the Agent and, (B) with respect to material Trademarks, present such Trademarks for proper registration with the the United States Patent and Trademark Office ("PTO"), (C) with respect to material Copyrights, present such Copyrights for proper registration with the United States Copyright Office (the "Copyright Office")and (D) with respect to patents and patent applications and trademarks and trademark applications, prepare, execute and file in the PTO or, if appropriate, in the equivalent agencies in any foreign jurisdiction, within the requisite time period, all documents that are known by such Grantor to be necessary or that the Agent, reasonably requests in order to perfect the Security Interest of the Secured Parties therein. Each Grantor authorizes the Agent, on behalf of the Lenders, to execute and file such a document in the name of such Grantor if such Grantor fails to do so.

                           Each Grantor agrees that should any of its Domestic Subsidiaries (other than a corporation which is a party hereto and whether now or hereafter existing) obtain any ownership interest in any United States or foreign patent or patent application, trademarks or trademark application, trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof, such Grantor shall cause such corporation to become a party to the Facility Guaranty and a party hereto.

                           To the extent necessary or economically desirable in the conduct of its business, each Grantor agrees: (i) to take all necessary steps in any proceeding before the PTO or any similar office or agency in any other country or any political subdivision thereof or in any court, to maintain and pursue each patent application now or hereafter included in the Collateral and to maintain each patent, trademark or copyright now or hereafter included in the Collateral, including the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition and infringement proceedings; (ii) to take corresponding steps with respect to material unpatented inventions on which such Grantor is now or hereafter becomes entitled to seek protection; (iii) to bear any expenses incurred in connection with such activities; and (iv) not to abandon any right to file a material patent application, or abandon any material pending application with respect to any of the Collateral, without the written consent of the Agent.

                           No Grantor shall do any act or omit to do any act whereby any of the Collateral may become dedicated or abandoned, except where such dedication or abandonment (i) will not adversely affect the aggregate economic value of the Collateral after giving effect to such dedication or abandonment or materially adversely affect the business, condition (financial or otherwise), operations, performance, or properties of such Grantor individually or of such Grantor and its Subsidiaries taken as a whole, and (ii) is in the ordinary course of such Grantor's business. Each Grantor agrees to notify the Agent promptly and in writing if it learns that any of the Collateral may become abandoned or dedicated or of any adverse determination or any development (including without limitation the institution of any proceeding in the PTO, or in the equivalent agencies in any foreign jurisdiction, or any court) regarding any material part of the Collateral.

                           In the event that any of the Collateral as to which it has granted the Security Interests is infringed or misappropriated by a third party, such Grantor shall promptly notify the Agent and shall, unless such Grantor shall reasonably determine that such Collateral would not reasonably be likely to, in the aggregate, be of material economic value to such Grantor, take all reasonable steps to terminate the infringement or misappropriation, and take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Collateral. Any expense incurred in connection with such activities shall be borne by such Grantor.


                           Each Grantor shall continue to mark its products according to applicable law with the numbers of all appropriate Patents.

         Section _ General Representations and Warranties. Each Grantor represents and warrants as follows:

                           It has the right and authority to enter into this Agreement and to perform its terms.

                  (b) Set forth on Schedule IV is a list, which is complete and accurate in all material respects as of the date hereof, of the Licenses of such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products, including the expiration date of such Licenses.

                  (c) Each License of such Grantor identified on Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid and enforceable.

                  (d) It has not granted any release, covenant not to sue, or non-assertion assurance to any third person, nor allowed any shop right to arise with respect to any third person, with respect to any part of the Collateral that would be reasonably likely, in the aggregate, to be of material economic value.

                  (e) To the best of Grantors' knowledge and belief, its products have been marked as required by applicable law with respect to the Collateral.

                  (f) The actions contemplated under or in connection with the Loan Documents will not impair the legal right of such Grantor to use any of the Collateral.

                  (g) Except as disclosed to the Lenders in writing prior to the date of this Agreement, such Grantor has no knowledge of the existence of any right under any patent, trademark, license agreement, trade name, trade secret, know-how, confidential research, development and commercial information, or other proprietary information held by any other Person that would preclude such Grantor from publishing, distributing, marketing, selling, or using any product currently made by it, being made for it or sold or used by it, imported by it or exported by it, as the case may be, or to use any processes currently used by it (except, in each case, to the extent that such Grantor has granted an exclusive license to another Person), or materially interfere with the ability of such Grantor to carry on its business as currently carried on, and such Grantor has no knowledge of any claim to the contrary that is likely to be made.

                  (h) Such Grantor has heretofore used consistent standards of quality in manufacturing, distribution and marketing of each product sold and provision of each service provided under any Collateral.

                  (i) To the best of Grantors' knowledge and belief, Grantors' intellectual property does not infringe upon or violate proprietary rights of any third parties.

                  (j) Each Subsidiary that has an material ownership interest in any material patents, patent applications, copyrights, copyright applications, trademark, trade name, trade dress, service marks, trademark or service mark registrations or any applications for trademark or service mark registration is a party to this agreement.


         Section _ Patent Representations and Warranties. Each Grantor represents and warrants as follows:

                           It is the owner of the Patents set forth opposite its name on Schedule I hereto, free and clear of any Lien, security interest, option, charge, pledge, assignment (whether conditional or not), or any other encumbrance except for the security interests created or permitted by this Agreement or the Credit Agreement and the Permitted Liens, and no effective financing statement or other instrument similar in effect covering all or any part of such Collateral is on file in any recording office, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                           Set forth on Schedule I is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Patents owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products, in each case, the invalidity, termination or infringement of which would have a Material Adverse Effect.

                           Each Patent of such Grantor identified on Schedule I hereto is subsisting and has not been adjudged unpatentable, invalid or unenforceable, in whole or in part and is, to the knowledge of such Grantor, patentable, valid and enforceable and each of such Patent applications has been filed in conformity with applicable rules and procedures of the PTO and of the equivalent agencies in each applicable foreign jurisdiction and will be diligently prosecuted in conformity therewith so as to not improperly become abandoned.

         Section _ Trademark Representations and Warranties. Each Grantor represents and warrants as follows:

                           It is the exclusive owner of all right, title and interest in and to the Trademarks as to which Grantor herein is granting a security interest, free and clear of any Lien, security interest, option, charge, pledge, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement or the Credit Agreement or Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Trademarks purported to be granted by such Grantor hereunder is on file in any recording office, including, without limitation, the PTO and the equivalent offices in any foreign jurisdiction, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                           Set forth on Schedule II is a list, which is complete and accurate in all material respects as of the date hereof, of all of the Trademarks owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products.

                           Each Trademark of such Grantor identified on Schedule II is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable.

         Section _ Copyright Representations and Warranties. Each Grantor represents and warrants as follows:

                           It is the owner of the all right, title and interest in and to the Copyrights as to which Grantor herein is granting a security interest free and clear of any Lien, security interest, option, charge, pledge, registered user agreement, assignment (whether conditional or not), or covenant, or any other encumbrance, except for the Security Interests created or permitted by this Agreement or the Credit Agreement or Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Copyrights purported to be granted by such Grantor hereunder is on file in any recording office, including, without limitation, the Copyright Office and the equivalent offices in any foreign jurisdiction, except such as may have been filed in favor of the Agent, for the benefit of the Lenders.

                           Set forth on Schedule III is a list, which is complete and accurate in all material respects as of the date hereof, of all of the registered Copyrights owned by such Grantor necessary for the conduct of its business as currently conducted or utilized and material in such Grantor's operations or materially used in the selling or marketing of such Grantor's products.

                           Each Copyright of such Grantor identified on Schedule III is validly subsisting and has not been abandoned or adjudged invalid, unregistrable or unenforceable, in whole or in part, and is, to such Grantor's knowledge, valid, registrable and enforceable.

         Section _ Transfers and Other Liens. No Grantor shall:

                           sell, assign (by operation of law or otherwise) or otherwise dispose of any of, or grant any option with respect to, the Collateral, except as permitted by the Credit Agreement, except that any Grantor may license the Collateral (i) in the ordinary course of such Grantor's business, or (ii) in connection with a sale of assets in compliance with the Credit Agreement, provided that such license shall be on terms reasonably expected to maximize the gain to such Grantor resulting from the granting of such license. The Agent, for the benefit of the Lenders, shall execute any documents that such Grantor may reasonably request in order to permit the Grantor to exercise its right hereunder to license the Trademarks;

                           create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral except for the Security Interests created by this Agreement or other Permitted Liens; or

                           take any other action in connection with any of the Collateral that would impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Agent for the benefit of the Lenders.

         Section _ Agent Appointed Attorney-in-Fact. Without limiting any other provision of this Agreement, upon the occurrence and during the continuance of an Acceleration Event (as hereinafter defined), each Grantor hereby irrevocably appoints the Agent, for the benefit of the Lenders, as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                           to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                           to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

                           to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent, for the benefit of the Lenders, with respect to any of the Collateral; and

                           to execute, in connection with the sale provided for in Section 13, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

         For purposes of this Agreement, "Acceleration Event" means that (a) an Event of Default has occurred and is continuing and (b) the Secured Obligations have become due and payable (whether by acceleration, at final maturity or otherwise).

         Section _ Agent May Perform.

                           If any Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 14(b) to the fullest extent permitted by applicable law.

                           The Agent or its designated representatives shall have the right to the extent reasonably requested and upon reasonable prior notice, at any reasonable time during normal business hours of such Grantors and from time to time, to inspect the Grantors' premises and to examine the Grantors' books, records and operations relating to the Collateral.

         Section _ The Agent's Duties. The powers conferred on the Agent, for the benefit of the Lenders, hereunder are solely to protect the interest of the Secured Parties in the Collateral and shall not impose any duty upon it to exercise any such power neither the Agent nor any Lender shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral.

         Section _ Events of Default. It is understood and agreed that, with respect to any Grantor, the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder with respect to such Grantor and shall entitle the Agent, for the benefit of the Lenders, to take such actions as are elsewhere provided in this Agreement in respect of Events of Default:

                           an "Event of Default" or "Default" as defined in the Credit Agreement shall have occurred and be continuing with respect to the Borrower; or

                           an "Event of Default" or "Default" as defined in the Facility Guaranty shall have occurred and be continuing with respect to such Grantor; or

                           such Grantor shall have failed to pay the Agent all of the Guarantors' Obligations in accordance with, and as defined in, the Facility Guaranty on the Business

         Day on which the Agent has demanded such payment in accordance with the terms of the Facility Guaranty; or

                           any material representation or warranty made by such Grantor herein shall prove to have been false in any material respect when made.

         Section _Remedies Upon Acceleration Event. If an Acceleration Event shall have occurred and be continuing:

                           The Agent, for the benefit of the Lenders, may exercise in respect of the Collateral of any defaulting Grantor, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code (the "UCC") and also may (i) exercise any and all rights and remedies of such Grantor under, in connection with, or otherwise in respect of, such Collateral, (ii) require such Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the documents embodying such Collateral as directed by the Agent and make it available to the Agent, for the benefit of the Lenders, at a place to be designated by the Agent that is reasonably convenient to both the Agent and such Grantor, (iii) occupy any premises owned or leased by such Grantor where documents embodying such Collateral or any part thereof are assembled for a reasonable period in order to effectuate the Agent's rights and remedies hereunder or under applicable law, without obligation to such Grantor in respect of such occupation, (iv) license such Collateral or any part thereof, subject to any pre-existing license and (v) without notice except as specified below, sell such Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Each Grantor agrees that at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           All payments received by any defaulting Grantor under or in connection with any of such Collateral shall be received in trust for the benefit of the Lenders, shall be segregated from other funds of such Grantor and shall be immediately paid over to the Agent, for the benefit of the Lenders, in the same form as so received (with any necessary endorsement).

                           All payments made under or in connection with or otherwise in respect of the Collateral of any defaulting Grantor, and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of such Collateral may, in the discretion of the Agent, be held by the Agent, for the benefit of the

         Lenders, as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section
         14) for the ratable benefit of the Secured Parties against all or any part of the Secured Obligations, in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent, for the benefit of the Lenders, and remaining after payment in full of all the Secured Obligations shall be paid over to the respective Grantors or to whosoever may be lawfully entitled to receive such surplus. Any sale or other disposition of the Collateral and the possession thereof by the Agent shall be in compliance with all provisions of applicable law (including applicable provisions of the UCC).

         Section _ Indemnity and Expenses.

                           Each Grantor agrees to indemnify the Agent, for the benefit of the Lenders, from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement that are incurred by the Agent (including without limitation enforcement of this Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or willful misconduct.

                           Each Grantor will upon demand pay to the Agent, for the benefit of the Lenders, the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that the Agent, for the benefit of the Lenders, may incur in connection with (i) the custody, preservation,, or sale of, collection from or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Secured Parties, or (iii) the failure by any Grantor to perform or observe any of the provisions hereof.

         Section _ Security Interest Absolute. All rights of the Secured Parties in the Security Interests granted hereunder, and each of the Secured Obligations, shall be absolute and unconditional irrespective of:

                           any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

                           any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to departure from, the Credit Agreement or any other Loan Document, including, but not limited to, (i) an increase or decrease in the amount of the Secured Obligations and (ii) an amendment of any Loan Document to permit the Agent or the Lenders or any one or more of them to extend further or additional credit to the Borrower in any form which credit shall thereupon be and become subject to the Credit Agreement and the other Loan Documents as a Secured Obligation;

                           any taking and holding of collateral or guarantees (including without limitation any collateral pledged as security for the Secured Obligations under the

         Security Instruments) for all or any of the Secured Obligations; or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination or release of any collateral or such guarantees (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments), or any non-perfection of any collateral, or any consent to departure from any such guaranty (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments);

                           any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or the manner of sale of any collateral;

                           any consent by the Secured Parties to the change, restructure or termination of the corporate structure or existence of the Borrower or any Grantor and any corresponding restructure of the Secured Obligations, or any other restructure or refinancing of the Secured Obligations or any portion thereof;

                           any modification, compromise, settlement or release by the Secured Parties, by operation of law or otherwise, collection or other liquidation of the Secured Obligations or the liability of the Borrower, any Grantor or any guarantor of the Secured Obligations (including without limitation any guarantor under the Facility Guaranty, other than the Grantor against which this Agreement is to be enforced), or of any collateral for the Secured Obligation (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments), in whole or in part, and any refusal of payment by the Agent or any Lender in whole or in part, from any obligor or guarantor (including without limitation any guarantor under the Facility Guaranty, other than the Grantor against which this Agreement is sought to be enforced) in connection with any of the Secured Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, any Grantor; or

                           any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Borrower, any guarantor of the Borrower's Obligations (including without limitation any Guarantor) or a Grantor.

         The granting of a Security Interest in the Collateral shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party, upon the insolvency, bankruptcy or reorganization of the Borrower or any Grantor or otherwise, all as though such payment had not been made.

         Section _ Waiver. Each Grantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations and this Agreement and any requirement that the Secured Parties protect, secure, perfect or insure any Security Interest or any Collateral subject thereto or exhaust any right or take any action against any Grantor or any other Person (including without limitation any guarantor under the Facility Guaranty) or any collateral securing payment of the Secured Obligations (including without limitation any collateral pledged as security for the Secured Obligations under the Security Instruments).

         Section _ Subrogation. Prior to termination of this Agreement in accordance with the provisions of Section 20(c), no Grantor will exercise any rights that it may acquire by way of subrogation under this Agreement. If an amount shall be paid to such Grantor on account of such subrogation rights at any time prior to termination of this Agreement in accordance with the provisions of Section 20(c), such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Agent, for the benefit of the Lenders, to be credited and applied upon the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the Facility Guaranty.

         Section _ Amendments, Etc.

                           Except as provided in subsection (b) of this Section 18, no amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           Upon the execution and delivery by any Person of a supplement to this Agreement pursuant to which such Person agrees to become a party hereto (each an "Intellectual Property Security Agreement Supplement"), (i) such Person or entity shall be referred to as an "Additional Grantor" and shall be and become a Grantor and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the schedules attached to each Intellectual Property Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III and IV hereto, and the Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

                           Any person that executes an Intellectual Property Security Agreement Supplement shall also execute and deliver such financing statements and all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may reasonably request in order to perfect and protect any Security Interest purported to be granted thereby.

         Section _ Addresses for Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing, (or, in the case of notice by telefacsimile (where receipt of such notice is verified by return), when received at such telefacsimile number as may from time to time be specified in written notice to the other parties hereto or otherwise received) or, if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor if delivered to such service prior to the deadline of such service for next Business Day delivery, addressed to such party at said address:


(a)       if to any Grantor:                c/o Windmere-Durable Holdings, Inc.
                                            5980 Miami Lakes Drive
                                            Miami Lakes, Florida 33014
                                            Attn: Chief Financial Officer
                                            Telephone:        (305) 362-2611
                                            Telefacsimile: (305) 364-0635

(b)      if to the Agent:                   NationsBank, National Association
                                            Independence Center, 15th Floor
                                            NC1-001-15-04
                                            Charlotte, North Carolina  28255
                                            Attention: Agency Services
                                            Telephone:        (704) 386-8451
                                            Telefacsimile: (704) 386-9923

         with a copy to:                    NationsBank, National Association
                                            NationsBank Tower
                                            100 Southeast 2nd Street, 14th Floor
                                            Miami, Florida 33131
                                            Attention: Corporate Finance
                                            Telephone:        (305) 533-2418
                                            Telefacsimile: (305) 523-2437

         Section _ Continuing Security Interest; Assignments Under the Credit Agreement; Release of Collateral.

                           This Agreement and the collateral security interest granted by the Grantors hereby shall (i) remain in full force and effect until terminated in accordance with the provisions of Section 20(c), (ii) be binding upon each Grantor, its successors and assigns, provided, however, no Grantor shall make any assignment hereof without the prior consent of the Agent, and (iii) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article XII thereof concerning the Agent and Article XIII thereof concerning assignments and participations.

                           Except as permitted by the Credit Agreement, no Grantor shall sell, lease, transfer or otherwise dispose of any item of Collateral during the term of this Agreement without the prior written consent of the Agent to such sale, lease, transfer or other disposition.

                           On the Facility Termination Date, the Collateral shall be automatically released from the Liens created hereby, all rights to the Collateral shall automatically revert to the Grantors, and this Agreement and all obligations of the Grantors hereunder shall terminate without delivery of any instrument or performance of any act by any party. Upon the satisfaction of all obligations of Grantor under the Facility Guaranty and Credit Agreement, Lender shall forthwith execute and deliver to Grantor, in a form acceptable to Grantor, all termination statements and other instruments as may be necessary and proper to terminate and release Lender's security interest in and any interest, lien, encumbrance or claim of Lender in and to the Collateral. Upon such satisfaction of Grantor's obligations under the Facility Guaranty and Credit Agreement, the Agent shall redeliver all documents embodying such Collateral as may be in Agent's possession, custody or controlthen held by or for the Agent and the Lenders and execute and deliver to each Grantor such documents as it shall reasonably request to evidence such termination and release, including without limitation, releases of the Secured Parties' interest in any interest, lien, encumbrance or claim of the Secured Parties in and to the Collateral, in separate documents, in a form acceptable to Grantor for recordation by Grantor in those countries in which Collateral now or hereafter exists, as may be requested by Grantor.

         Section _ Swap Agreements. All Hedging Obligations of any Grantor shall be deemed to be Secured Obligations secured hereby, and each Lender or affiliate of a Lender party to any Swap Agreement shall be deemed to be a Secured Party hereunder.

         Section _ Severability. If any term or provision of this Agreement is or shall become illegal, invalid or unenforceable in any jurisdiction, all other terms and provisions of this Agreement shall remain legal, valid and enforceable in such jurisdiction and such illegal, invalid or unenforceable provision shall be legal, valid and enforceable in any other jurisdiction.

         Section _ Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section _ Governing Law.

                           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                           EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                           EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE ON SUCH PARTY BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED BY SECTION 19, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                           NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY PARTY OR ANY PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                           IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN

         CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.




                            [SIGNATURE PAGES FOLLOW.]

                  IN WITNESS WHEREOF, the parties have duly executed this Intellectual Property Security Agreement on the day and year first written above.

                                         GRANTORS:



                                         WINDMERE-DURABLE HOLDINGS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President Finance


                                         WINDMERE CORPORATION


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President Finance


                                         WINDMERE HOLDINGS CORPORATION


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President


                                         WINDMERE HOLDINGS CORPORATION II


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President




                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                         WINDMERE FAN PRODUCTS, INC.

                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         JERDON PRODUCTS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         CONSUMER PRODUCTS AMERICAS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Treasurer


                                         EDI MASTERS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         WINDMERE INNOVATIVE PET PRODUCTS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President




                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                          BAY BOOKS & TAPES, INC.


                                          By:
                                            -----------------------------------
                                          Name: Burton A. Honig
                                          Title: Vice President Finance


                                          FORTUNE PRODUCTS, INC.


                                          By:
                                            -----------------------------------
                                          Name: Burton A. Honig
                                          Title: President


                                          HOUSEHOLD PRODUCTS,, INC.


                                          By:
                                            -----------------------------------
                                          Name: Burton A. Honig
                                          Title: Vice President


                                          HP DELAWARE, INC.


                                          By:
                                            -----------------------------------
                                          Name: Burton A. Honig
                                          Title: Vice President


                                          HP AMERICAS, INC.


                                          By:
                                            -----------------------------------
                                          Name: Burton A. Honig
                                          Title: Vice President




                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                         HPG LLC


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         HP INTELLECTUAL CORP


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         WD DELAWARE, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President


                                         WD DELAWARE II, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President


                                         AGENT:

                                         NATIONSBANK, NATIONAL ASSOCIATION,
                                         as Agent for the Lenders


                                         By:
                                            -----------------------------------
                                         Name: Andrew M. Airheart
                                         Title: Senior Vice President



                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

STATE OF NEW YORK          )
                           ) ss.
COUNTY OF NEW YORK         )

         Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 26th day of June, 1998, personally appeared Burton A. Honig to me known personally, and who, being by me duly sworn, deposes and says that he is the duly authorized officer of each of the Grantors, and that foregoing instrument was signed and sealed on behalf of said company by authority of its Board of Directors, and said Burton A Honig acknowledged said instrument to be the free act and deed of said company.




                                                     --------------------------
                                                     Notary Public
                                                     My commission expires: *






                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                                   SCHEDULE I

                         Patents and Patent Applications

                                [To Be Provided]

                                   SCHEDULE II

                      Trademarks and Trademark Applications

                                [To Be Provided]

                                  SCHEDULE III

                                   Copyrights



                                [To Be Provided].

                                   SCHEDULE IV

                               License Agreements


1.       Black and Decker Trademark License Agreements [details to be provided]

2.       Litter Maid Patent License Agreement [details to be provided]

                                    EXHIBIT J

                            FORM OF FACILITY GUARANTY

                               GUARANTY AGREEMENT

         THIS GUARANTY AGREEMENT (this "Guaranty Agreement" or this "Guaranty"), dated as of June 26, 1998 is made by EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively the "Guarantors") to NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (each a "Lender" and collectively the "Lenders") now or hereafter party to the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, Windmere-Durable Holdings, Inc., a Florida corporation (the "Borrower"), the Agent and certain of the Lenders have entered into that certain Credit Agreement dated as of the date hereof (as amended, supplemented or replaced from time to time, the "Credit Agreement"); and

         WHEREAS, the Guarantors are Domestic Subsidiaries and will materially and directly benefit from the loans and advances to be made and the letters of credit to be issued under the Credit Agreement;

         NOW, THEREFORE, in order to induce the Lenders and the Agent to enter into the Credit Agreement and to make the loans and advances thereunder, and to issue letters of credit for the account of the Borrower, and in consideration of the mutual covenants and agreements contained herein, each Guarantor agrees as follows:

         _ Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         _ Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Agent and the Lenders the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents executed in connection with the Credit Agreement heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to the Lenders, and (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents executed in connection therewith. The Guarantors' obligations to the Agent and the Lenders under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations"; provided, however, that the liability of each Guarantor individually, with respect to the Guarantors' Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         Each Guarantor agrees that it is jointly and severally, directly and primarily liable for the Borrower's Liabilities.

         _ Payment. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence of any Event of Default under the Credit Agreement that has not been waived, then any or all of the Guarantors will, upon demand thereof by the Agent or its successors or assigns as of the date of the Agent's demand, fully pay to the Agent, for the benefit of the Lenders, subject to any restriction set forth in
Section 2 hereof, an amount equal to all Borrower's Liabilities then due and owing.

         _ Unconditional Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Credit Agreement, the Notes or any other Loan Document or any other guaranty of the Borrower's Liabilities, and shall not be affected by any action taken under the Credit Agreement, the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other Person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower or by any extension or renewal of the Credit Agreement, any of the Notes or any other Loan Document, in whole or in part, or by any modification, alteration, amendment or addition of or to the Credit Agreement, any of the Notes or any other Loan Document, any other guaranty of the Borrower's Liabilities, or any other agreement between the Agent or the Lenders and the Borrower or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         _ Currency and Funds of Payment. Each Guarantor hereby guarantees that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Agent or any Lender with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         _ Suits. Each Guarantor from time to time shall pay to the Agent for the benefit of the Lenders, on demand, at the Agent's place of business set forth in the Credit Agreement, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent or the Lenders or any of them may proceed to suit against such Guarantor or exercise any remedy available under any other Loan Document or at law or equity. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against any Guarantor, whether or not suit has been commenced against the Borrower, any other Guarantor or any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Agent or any Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.

         _ Set-Off and Waiver. Each Guarantor waives any right to assert against the Agent and the Lenders as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which each Guarantor may now or at any time hereafter have against the Borrower, without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. If at any time hereafter the Agent or any Lender employs counsel to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by such Guarantor to the Agent, for the benefit of the Lenders, on demand.

         _ Waiver; Subrogation.

         (a) Each Guarantor hereby waives notice of the following events or occurrences: (i) the Agent's acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Agent, the Lenders or the Borrower heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Credit Agreement, the Notes or any other Loan Documents; (iv) presentment, demand, default, non-payment, partial payment and protest; (v) the Agent or the Lenders heretofore, now or at any time hereafter granting to the Borrower (or any other party liable to the Lenders on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of the Borrower's Liabilities; and
(vi) the Agent or the Lenders heretofore, now or at any time hereafter accepting from the Borrower, any other Guarantor, any other guarantor of the Borrower's Liabilities or any other Person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Agent settling, subordinating, compromising, discharging or releasing the same. Each Guarantor agrees that the Agent and each Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Agent and each Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from the Guarantors' Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

         (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Lenders upon demand by the Agent to such Guarantor without the Agent being required, such Guarantor expressly waiving any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof. Neither the Agent nor any Lender shall have any obligation to protect, secure or insure any of the foregoing security interests, Liens or encumbrances on the properties or interests in properties subject thereto. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of the Agent's or any Lender's failure or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 8.

         (c) Each Guarantor further agrees with respect to this Guaranty that such Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities until the Facility Termination Date.

         _ Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date of the initial Advance under the Credit Agreement and shall continue in full force and effect until the Facility Termination Date. The Agent shall give each Guarantor written notice of such termination in accordance with Section 16 hereof. This Guaranty Agreement shall be binding upon and inure to the benefit of each Guarantor, the Agent and the Lenders and their respective successors and assigns. Notwithstanding the foregoing, no Guarantor may, without the prior written consent of the Agent, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Agent and the Lenders may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Agent or any Lender by written notice directed to such Guarantor.

         _ Representations and Warranties. Each Guarantor warrants and represents to the Agent for the benefit of the Lenders that it is duly authorized to execute, deliver and perform this Guaranty Agreement, that this Guaranty Agreement is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of its certificate of incorporation or other documents of corporate governance or any agreement to which such Guarantor is a party, or any applicable laws, in each case, which violation or breach would reasonably be expected to have a Material Adverse Effect.

         _ Expenses. Each Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Agent in connection with the enforcement of this Guaranty Agreement.

         _ Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Agent under the Credit Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

         _ Counterparts. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

         _ Reliance. Each Guarantor represents and warrants to the Agent, for the benefit of the Agent and the Lenders, that: (a) such Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records; (b) such Guarantor is not relying on the Agent or any Lender, its or their employees, agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Agent or any Lender, its or their employees, agents or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counselling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that neither the Agent nor any Lender has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning Borrower or Borrower's financial condition and affairs, other than as expressly provided herein, and that, if such Guarantor receives any such information from the Agent or any Lender, its or their employees, agents or other representatives, such Guarantor will independently verify the information and will not rely on the Agent or any Lender, its or their employees, agents or other representatives, with respect to such information.

         _ Termination. This Guaranty Agreement and all obligations of the Guarantors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date.

         _ Notice. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telefacsimile (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telefacsimile number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the fifth Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor if delivered to such service prior to the deadline of such service for next Business Day delivery, addressed to such party at said address:

(a)      if to the Borrower                 c/o Windmere-Durable Holdings, Inc.
         or any Guarantor:                  5980 Miami Lakes Drive
                                            Miami Lakes, Florida 33014
                                            Attn: Chief Financial Officer
                                            Telephone:        (305) 362-2611
                                            Telefacsimile:    (305) 364-0635

(b)      if to the Agent:                   NationsBank, National Association
                                            Independence Center, 15th Floor
                                            NC1-001-15-04
                                            Charlotte, North Carolina  28255
                                            Attention: Agency Services
                                            Telephone:        (704) 386-8451
                                            Telefacsimile:    (704) 386-9923

         with a copy to:                    NationsBank, National Association
                                            NationsBank Tower
                                            100 Southeast 2nd Street, 14th Floor
                                            Miami, Florida 33131
                                            Attention: Corporate Finance
                                            Telephone:        (305) 533-2418
                                            Telefacsimile:    (305) 523-2437

or to such other address as each party may designate for itself by like notice given in accordance with this Section 16.

         _  Governing Law.

                  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) AND IN ACCORDANCE WITH SECTION 16 HEREOF OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN

         CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.




                            [Signature Page Follows.]

         IN WITNESS WHEREOF, the parties have duly executed this Guaranty Agreement on the day and year first written above.

                                         GUARANTORS:


                                         WINDMERE CORPORATION


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President Finance


                                         WINDMERE HOLDINGS CORPORATION


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President


                                         WINDMERE HOLDINGS CORPORATION II


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President


                                         WINDMERE FAN PRODUCTS, INC.

                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         JERDON PRODUCTS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President



                               GUARANTY AGREEMENT

                              Signature Page 1 of 4

                                         CONSUMER PRODUCTS AMERICAS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Treasurer


                                         EDI MASTERS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         WINDMERE INNOVATIVE PET PRODUCTS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         BAY BOOKS & TAPES, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President Finance


                                         FORTUNE PRODUCTS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President





                               GUARANTY AGREEMENT

                              Signature Page 2 of 4

                                         HOUSEHOLD PRODUCTS, INC.

                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         HP DELAWARE, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         HP AMERICAS, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         HPG LLC


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President


                                         HP INTELLECTUAL CORP


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: Vice President





                               GUARANTY AGREEMENT

                              Signature Page 3 of 4

                                         WD DELAWARE, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President


                                         WD DELAWARE II, INC.


                                         By:
                                            -----------------------------------
                                         Name: Burton A. Honig
                                         Title: President


                                         AGENT:

                                         NATIONSBANK, NATIONAL ASSOCIATION,
                                         as Agent for the Lenders


                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------




                               GUARANTY AGREEMENT

                              Signature Page 4 of 4

                                    EXHIBIT K

                       FORM OF BORROWING BASE CERTIFICATE


         The undersigned Authorized Representative of Windmere-Durable Holdings, Inc. hereby certifies as follows:

         (a) Eligible Receivables as of this date:

                  (i)      Amount subject to an Approved Receivables Factoring
                           Program: $ ____________________

                  (ii)     Amount subject to an Approved Receivables Factoring
                           Program which have not been assigned or otherwise conveyed to the Factor and as to which no payments have been received under the Approved Receivables
                           Factoring Program:
                           $ ____________________

                  (iii)    All other Eligible Receivables:
                           $ ____________________

                  (iv)     Total of (ii) plus (iii):
                           $__________________ x 85% =                              $_______________

         (b)      Eligible Inventory as of this date:

                  If during a Seasonal Demand Period:
                  Total $__________________ x 65% =                                 $_______________


                  If not during a Seasonal Demand Period:
                  Total $__________________ x 50% =                                 $_______________

         (c)      Aggregate amount of all Indebtedness of Foreign Subsidiaries permitted under Section 10.1(i) of the Credit Agreement
                  x 50%                                                             $_______________
         (a) + (b) - (c) = $______________




         EXECUTED THIS ____ DAY OF __________________, 199__.




                                             WINDMERE-DURABLE HOLDINGS, INC.


                                             By:
                                                 ------------------------------
                                                    Authorized Representative

                                    EXHIBIT L

                         FORM OF COMPLIANCE CERTIFICATE



                              As of ________, 19__

To:      NationsBank, National Association,
         Independence Center, 15th Floor
         NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention: Agency Services
         Telefacsimile:  (704) 386-9923

         Reference is hereby made to the Amended and Restated Credit Agreement dated as of August 7, 1998 (the "Credit Agreement") among Windmere-Durable Holdings, Inc. (the "Borrower"), the lenders party thereto from time to time (the "Lenders") and NationsBank, National Association as agent (the "Agent"). Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Credit Agreement. The Borrower through its Authorized Representative hereby certifies to you as of the date set forth above as follows:

1.       Calculations:

         A.       Compliance with Section 10.22 (a) of the Credit Agreement:
                  Consolidated Net Worth

                  Consolidated Net Worth                      $_______________

         Required: Consolidated Net Worth must be at least an amount equal to 90% of Consolidated Net Worth at June 30, 1998 and will be increased as of the first day of each fiscal quarter, beginning with the fiscal quarter beginning October 1, 1998, by an amount equal to (a) seventy-five percent (75%) of Consolidated Net Income for the immediately preceding fiscal quarter plus (b) one hundred percent (100%) of the Net Proceeds of any Equity Offering consummated during the immediately preceding fiscal quarter; provided, however, in no event shall the Consolidated Net Worth requirement be decreased as a result of a net loss of the Borrower and its Subsidiaries (i.e., negative Consolidated Net Income) for any fiscal quarter except that Consolidated Net Worth may be reduced by the actual amount of non-cash charges incurred in connection with the HPG Acquisition up to but not exceeding $25,000,000.

                  1.       Consolidated Net Worth
                           required for immediately preceding
                           Fiscal quarter                         $_____________

                  2.       Consolidated Net Income
                           for preceding fiscal quarter           $_____________

                  3.       Net Proceeds from Equity Offerings
                           Consummated during the
                            preceding fiscal quarter              $_____________

                  4.       Multiply A.2. by 75%                   $_____________

                  5.       Add A.1. + A.3. + A.4.
                           (new Consolidated Net Worth
                           requirement)                           $_____________



         B.       Compliance with Section 10.22(b) of the Credit Agreement:
                  Consolidated Interest Coverage Ratio

                  1.       Consolidated EBITDA*               $________________
                  2.       Consolidated Interest Expense      $________________
                  3.       Ratio of B.1. to B.2.               _____ to 1.00

                  * See attached Schedule 1 for EBITDA calculation

                  Required: Consolidated Interest Coverage Ratio shall not be less than ______ to 1.00.


         C.       Compliance with Section 10.22(c) of the Credit Agreement:
                  Consolidated Fixed Charge Coverage Ratio

                  1.       Consolidated EBITDA*               $________________
                  2.       Consolidated Fixed Charges         $________________
                  5.       Ratio of C.1. to C.2.               _____ to 1.00

                  * See attached Schedule 1 for EBITDA calculation

                  Required: Consolidated Fixed Charge Coverage Ratio shall not be less than ___ to 1.00.

         D.       Compliance with Section 10.22(d) of the Credit Agreement:
                  Consolidated Leverage Ratio.

                  1.       Consolidated Funded Indebtedness     $______________
                  2.       Consolidated EBITDA                  $______________
                  3.       Ratio of D1. to D.2.                  __.__ to 1.00

                  Required: At any time during any period of four consecutive fiscal quarters the Consolidated Leverage Ratio shall not be more than _____ to 1.00

         E.       Compliance with Section 10.22(e) of the Credit Agreement:
                  Consolidated EBITDA $______________

                  Required: Consolidated EBITDA shall not be Less than the
                            amounts indicated on the dates indicated:

                            Third fiscal quarter end 1998           $23,000,000

                            Fourth fiscal quarter end 1998          $54,000,000

                            First fiscal quarter end 1999           $60,000,000

         F.       Compliance with Section 10.22(f) of the Credit Agreement:
                  Total Indebtedness.

                  1.       Aggregate Indebtedness of the
                           Borrower and its Subsidiaries
                           on a consolidated basis              $______________

                  Required: Must be less than $335,000,000

2.       No Default

         A. To the best knowledge of the undersigned, during the fiscal quarter ended as of the date set forth above, (a) no Default or Event of Default specified in the Agreement has occurred or
                  (b) the following Default or Event of Default has occurred:

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

         B. The Borrower proposes to take the following action with respect to any such Default or Event of Default described above:
                        -------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------


                           (Note, if no Default or Event of Default has occurred, insert "Not Applicable").

         The undersigned Authorized Representative hereby certifies that the information set forth above is true, correct and complete as of the date hereof.

         IN WITNESS WHEREOF, I have executed this Certificate this ___ day of _________, 19____.



                                              WINDMERE-DURABLE HOLDINGS, INC.


                                              By:
                                                 ------------------------------
                                                   Authorized Representative

                      Schedule 1 to Compliance Certificate

                 [Insert Applicable Determination Date __, ____]



Consolidated EBITDA Calculation:

A.       Consolidated Net Income                              $__________
B.       Consolidated Interest Expense                        $__________
C.       Taxes on income                                      $__________
D.       Amortization                                         $__________
E.       Depreciation                                         $__________
F.       Consolidated EBITDA                                  $__________
         (A + B + C + D + E)

                                    EXHIBIT M

                    LANDLORD WAIVER AND ESTOPPEL CERTIFICATE



TO:      NationsBank, N.A.
         Independence Center, NC1 001-15-04
         Charlotte, North Carolina  28255
         Attention:  _______________, Agency Services


         ________________________________________________ (the "Lessee") is the
lessee under that certain lease, a copy of which is attached hereto (the "Lease"), between the Lessee and the undersigned ("Lessor") covering the premises (the "Premises") commonly known as _________________________________
located at _________________________________________________________________ as
more fully described in the Lease. The undersigned is the fee simple owner of the Premises.

         Windmere-Durable Holdings, Inc. (the "Borrower") has entered into that certain Credit Agreement, dated as of ________________ ___, 1998 (together with related documentation being referred to hereinafter as the "Loan Documents"), with NationsBank, N.A., as agent (in such capacity, the "Agent") for the several financial institutions from time to time parties thereto (the "Lenders"). Pursuant to that certain Facility Guaranty executed by Lessee and certain affiliated guarantors for the benefit of the Agent and the Lenders (the "Guaranty"), Lessee has guaranteed the Borrower's obligations under the Loan Documents. As a condition to the Lenders making loans and providing other financial accommodations to the Borrower pursuant to the Credit Agreement, and as security for Lessee's obligation under the Faclity Guaranty, the Lessee has granted to the Agent, for the benefit of the Lenders, liens on certain of the Lessee's personal property as defined in the Loan Documents, whether now owned or hereafter acquired (said personal property of the Lessee being hereinafter called the "Collateral," portions of which Collateral are or may hereafter be located on the Premises).

         To induce the Lenders to make loans and to provide other financial accommodations to the Borrower, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby certifies and agrees that:

         _ The undersigned is the lessor under the Lease and is the record owner of the Premises and will benefit from the financial accommodations to be made available to the Borrower.

         _ Attached hereto as Exhibit A is a true and complete copy of the Lease (except that certain financial terms may have been blacked out).

         _ The Lease has not been modified or terminated, and, to the best of the undersigned's knowledge, the Lease continues in full force and effect.

         _ Any liens or claims against the Collateral that the Agent has or may hereafter have by virtue of the security interest granted in the Collateral by the Lessee to the Agent, for the benefit of the Lenders, or otherwise, are superior to any liens on or claims against the Collateral (including, without limitation, rights of levy or distraint for rent) which the undersigned now has or may hereafter have by virtue of any statute, agreement or otherwise;

         _ The Collateral located on the Premises shall at any time be removable by the Agent in accordance with the Loan Documents if removable by the Lessee pursuant to the terms of the Lease.

         _ No default has occurred and remains uncured under the Lease and, to the best of the undersigned's knowledge, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default or an event of default under the Lease.

         _ The undersigned will notify the Agent if the Lessee defaults on any of its lease obligations to the undersigned and allow the Agent thirty (30) days from its receipt of notice in which to cure or cause the Lessee to cure any such defaults.

         _ If, for any reason, the undersigned either deems itself entitled to take possession of the Premises during the term of the Lease or sells or otherwise transfers all or any part of its interest in the Premises, the undersigned will notify the Agent thirty (30) days before taking such action.

         _ If the Lessee defaults on any of its obligations to the Agent and the Lenders and, as a result, the Agent undertakes to enforce its security interest in the Collateral, the undersigned (a) will reasonably cooperate with the Agent in its efforts (i) to assemble all of the Collateral located on the Premises for up to ninety (90) days after the Agent declares such default, or, (ii) at the Agent's option, to remove the Collateral from the Premises within a reasonable time (and whether or not any or all of the Collateral is removable by the Lessee pursuant to the terms of the Lease), not to exceed ninety (90) days after the Agent declares such default, provided that the Agent pays or causes the Lessee to pay to the undersigned the reserved rental at the rate set forth in the Lease, prorated for so long as the Agent occupies the Premises, and provided further that the Agent pays or causes the Lessee to pay reasonable compensation to the undersigned for any damage to the Premises caused by removal of any Collateral not removable by the Lessee pursuant to the terms of the Lease, and (c) will not hinder the Agent's actions in enforcing its security interest in the Collateral.

         _ The Collateral shall not be deemed a fixture or a part of the Premises but shall at all times be considered personal property.

         _ Any notice(s) required or desired to be given hereunder shall be directed to the party to be notified at the following addresses: if to the Agent, at the address stated above, and if to the undersigned, at
                  __________________________________________________.

         _ The undersigned hereby disclaims any interest in the Collateral which may be prior to any security therein between the Agent and the Lessee. The undersigned hereby waives all rights, present or future, to levy on or distrain any of the Collateral and any additions and accessions thereto as substitutions therefore.

         _ The agreements contained herein shall continue in force until all of the Lessee's obligations and liabilities to the Agent and the Lenders are paid and satisfied in full and all financing arrangements among the Agent, the Lenders and the Lessee have been terminated.

         _ This Certificate may be assigned by the Agent for the benefit of the Lenders by giving thirty (30) days notice of the assignment to the Lessor.

         _ The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the existence of this waiver. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, and upon any purchasers, including any mortgagee, from the undersigned.




                            [Signature page follows.]

         This Certificate has been duly executed and delivered by the undersigned as of the _____ day of _______________, ______.



                                           LESSOR:



                                           By: _______________________________

                                           Name: _____________________________

                                           Title: ____________________________

                                    EXHIBIT N

                         FORM OF ASSIGNMENT OF CONTRACTS

                              COLLATERAL ASSIGNMENT

         THIS COLLATERAL ASSIGNMENT (this "Agreement") is made and entered into as of June 26, 1998 by and between HOUSEHOLD PRODUCTS DE MEXICO, S.A. DE C.V. , a Mexican corporation, and _____________________________________, a
________________ corporation (each an "Assignor" and collectively, the "Assignors"), and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Windmere-Durable Holdings, Inc., the parent corporation of the Assignor (the "Borrower"), the Agent and the Lenders have entered into that certain Credit Agreement dated as of the date hereof (as amended, supplemented or replaced from time to time, the "Credit Agreement"); and

         WHEREAS, pursuant to the terms of the Credit Agreement, the Assignor is required to collaterally assign to the Agent, for the benefit of the Lenders, all of the Assignor's rights and interests under those certain material contracts, copies of which are attached hereto as Exhibit A and Exhibit B (the "Contracts"), as security for the Obligations of the Borrower under the Credit Agreement and the obligations of the Assignor under the Facility Guaranty entered into by the Assignor in connection with the Credit Agreement; and

         WHEREAS, the Assignor will receive direct and indirect material benefits from the credit facilities to be provided by the Lenders to the Borrower under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

         _ Assignment. As collateral security for the payment and performance of all of the Borrower's Obligations under the Credit Agreement and the Assignor's obligations under the Facility Guaranty (collectively, the "Secured Obligations"), the Assignor hereby collaterally assigns to the Agent for the benefit of the Lenders all of its rights and interests in, and grants to the Agent for the benefit of the Lenders pursuant to the New York Uniform Commercial Code (the "UCC") a first priority security interest in, the Contracts.

         All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Agent or any Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Agent for the benefit of the Lenders by the Assignor immediately upon demand therefor, with interest thereon until paid in full at the Base Rate.

         _ Status of Contracts. The Assignor hereby represents and warrants to the Agent for the benefit of the Lenders that (a) each Contract is in full force and effect without default thereunder and constitutes a valid and enforceable agreement of the Assignor, (d) it has full corporate power, legal right and lawful authority to execute this Agreement and to assign and transfer the Contracts in the manner and form hereof. The Assignor shall not agree to any material amendment of the contracts, nor shall it assign any interest therein after the date hereof, without the Agent's prior written consent, which may be withheld for any reason.

         _ Default. Should any other Event of Default set forth in the Credit Agreement occur and be continuing, or should the Assignor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Agent is given full power and authority, then or at any time thereafter, to assume all rights of the Assignor under the Contracts and exercise all rights and remedies of the Assignor thereunder.

         _ Attorney-in-Fact. The Assignor hereby appoints the Agent as its attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Default or an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to representing any payment or other distribution payable or distributable in respect to the Contracts and to give full discharge for the same.

         _ Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that the Assignor shall not be permitted to assign this Agreement or any interest herein or in the Contractsl, or any part thereof. All references herein to the Agent shall include any successor thereof, each Lender and any other obligees from time to time of the Secured Obligations.

         _ Severability. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

         _ Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         _ Termination. This Agreement and all obligations of the Assignor hereunder shall terminate without delivery of any instrument or performance of any act by any party on the earlier of (a) the expiration or termination of the Contracts in accordance with their terms or (b) the Facility Termination Date.

         _ Indemnification. The Assignor hereby covenants and agrees to pay, indemnify, and hold the Agent and each Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement or the Loan Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Contracts (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Assignor shall have no obligation hereunder with respect to Indemnified Liabilities arising from the willful misconduct or gross negligence of the Agent or any Lender. The agreements in this subsection shall survive repayment of all Secured Obligations, termination or expiration of this Agreement and occurrence of the Facility Termination Date.

         _ Notice. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telecopy (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telecopy number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the fifth Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor if delivered to such service prior to the deadline of such service for next Business Day delivery, addressed to such party at said address:

(a)      if to the Assignor:                c/o Windmere-Durable Holdings, Inc.
                                            5980 Miami Lakes Drive
                                            Miami Lakes, Florida 33014
                                            Attn: Chief Financial Officer
                                            Telephone:        (305) 362-2611
                                            Telefacsimile:    (305) 364-0635

 (b)     if to the Agent:                   NationsBank, National Association
                                            Independence Center, 15th Floor
                                            NC1-001-15-04
                                            Charlotte, North Carolina  28255
                                            Attention: Agency Services
                                            Telephone:        (704) 386-8451
                                            Telefacsimile:    (704) 386-9923

         with a copy to:                    NationsBank, National Association
                                            NationsBank Tower
                                            100 Southeast 2nd Street, 14th Floor

                                            Miami, Florida 33131
                                            Attention: Corporate Finance
                                            Telephone:        (305) 533-2418
                                            Telefacsimile:    (305) 523-2437

or to such other address as each party may designate for itself by like notice given in accordance with this Section 10.

         _  Governing Law; Waivers.

                  __"____` THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 20 HEREOF OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR

         PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.



                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.



                                      ASSIGNOR:


                                      HOUSEHOLD PRODUCTS DE MEXICO, S.A. DE C.V.



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      AGENT:

                                      NATIONSBANK, NATIONAL ASSOCIATION,
                                      as Agent for the Lenders



                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                             ASSIGNMENT OF CONTRACTS

                                    EXHIBIT O

                                FORM OF MORTGAGE

PREPARED BY AND WHEN
RECORDED MAIL TO:
Elizabeth W. Goode, Esq.
Smith Helms Mulliss & Moore, L.L.P.
201 North Tryon Street
Charlotte, North Carolina 28202

===============================================================================
            A CREDIT LINE DEED OF TRUST, MORTGAGE, OPEN-END MORTGAGE,
             DEED OF TRUST, DEED TO SECURE DEBT, LEASEHOLD MORTGAGE,
              OPEN-END LEASEHOLD MORTGAGE, LEASEHOLD DEED OF TRUST,
               LEASEHOLD DEED TO SECURE DEBT, SECURITY AGREEMENT,
                 FIXTURE FILING, ASSIGNMENT OF LEASES AND RENTS

                                       AND

                               FINANCING STATEMENT

                   Dated and effective as of ________ __, 1998

                                     between

             WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation
                                     Grantor

                                       and

                       NATIONSBANK, NATIONAL ASSOCIATION,
                                    as Agent
                                   Beneficiary

         THE INITIAL TERM OF THE INDEBTEDNESS SECURED BY THIS INSTRUMENT
       WILL EXPIRE ON ________ __, ____, BUT IS SUBJECT TO RENEWAL AT THE
          DISCRETION OF THE SECURED CREDITORS UP TO ________ __, ____.

           THIS INSTRUMENT SECURES DEBT WHICH INCLUDES FUTURE ADVANCES
         BY BENEFICIARY AND/OR CERTAIN SECURED CREDITORS TO THE GRANTOR
          INCLUDING, AMONG OTHER THINGS, TERM LOANS, SWING LINE LOANS,
            A REVOLVING LINE OF CREDIT AND REIMBURSEMENT OF ADVANCES
                          MADE UNDER LETTERS OF CREDIT.

               TO THE EXTENT THAT THIS DOCUMENT IS A DEED OF TRUST
                   OR A LEASEHOLD DEED OF TRUST THE TRUSTEE IS
                     --------------------------------------
                   OR THE INDIVIDUAL TRUSTEES, AS APPLICABLE.

             THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME

        FIXTURES RELATED TO THE REAL ESTATE DESCRIBED HEREIN AND IS TO BE
            RECORDED IN THE DEED RECORDS AND IS ALSO TO BE INDEXED IN
            THE INDEX OF FINANCING STATEMENTS OR OF FIXTURE FILINGS.
               REFER TO PAGE ONE OF THIS INSTRUMENT FOR ADDITIONAL
              INFORMATION CONCERNING THE DEBTOR AND SECURED PARTY.

          THIS INSTRUMENT ENCUMBERS REAL AND PERSONAL PROPERTY LOCATED
            IN THE STATE OF FLORIDA AND OTHER STATES. NOTWITHSTANDING
           ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE RECOVERY OF
               BENEFICIARY AND AGENT UNDER THIS DEED OF TRUST WITH
              RESPECT TO THE MORTGAGED PROPERTY LOCATED IN FLORIDA
            SHALL BE LIMITED TO THE PRINCIPAL AMOUNT OF $____________
                TOGETHER WITH ACCRUED INTEREST ON SUCH AMOUNT AND
              OTHER COSTS AND FEES OF RECOVERY AS PROVIDED HEREIN.

             IF THE STATE IS NEW YORK, THE MAXIMUM PRINCIPAL AMOUNT
                     SECURED HEREBY SHALL BE LIMITED TO THE
                        PRINCIPAL AMOUNT OF $__________.

                       THIS IS A CREDIT LINE DEED OF TRUST


                                          ARTICLE I DEFINITIONS


1.1           Definitions..................................................................O-5
1.2           Defined Terms...............................................................O-13

                                           ARTICLE II GRANT


2.1           Grant.......................................................................O-14
2.2           Defeasance and Reconveyance.................................................O-14
2.3           Provisions Concerning Particular States.....................................O-15
2.4           Credit Agreement............................................................O-17

                                 ARTICLE III WARRANTIES AND REPRESENTATIONS


3.1           Title to Mortgaged Property and Lien of this Instrument.....................O-18
3.2           [Intentionally Omitted] ....................................................O-18
3.3           Encumbered Leases...........................................................O-18
3.4           Powers of Termination and Rights of Reverter................................O-19
3.5           Wetlands....................................................................O-19
3.6           Environmental Matters.......................................................O-19

                                  ARTICLE IV AFFIRMATIVE COVENANTS


4.1           Payment and Performance.....................................................O-21
4.2           Compliance with Legal Requirements..........................................O-21
4.3           Lien Status.................................................................O-21
4.4           Payment of Impositions and Other Amounts....................................O-21
4.5           Repair......................................................................O-22
4.6           Insurance...................................................................O-22
4.7           Restoration Following Casualty..............................................O-24
4.8           Application of Proceeds.....................................................O-25
4.9           Inspection..................................................................O-26
4.10          Leases......................................................................O-26
4.11          Appraisals..................................................................O-27
4.12          Taxes.......................................................................O-27
4.13          Collection Costs............................................................O-27
4.14          [Intentionally Omitted.]....................................................O-27
4.15          Estoppel Certificates.......................................................O-27
4.16          Creation and Recordation of Additions and Betterments.......................O-28
4.17          Consents....................................................................O-28


4.18          Covenants Relating to Encumbered Leases.....................................O-28
4.19          Lessor's Bankruptcy.........................................................O-29
4.20          Proceeds of Sales of Assets.................................................O-30
4.21          Change of Name or Address...................................................O-30
4.22          Environmental Assessment Reports............................................O-30
4.23          Notice of and Response to Environmental Complaint...........................O-30
4.24          Indemnification.............................................................O-31

                                      ARTICLE V NEGATIVE COVENANTS


5.1           Use Violations..............................................................O-32
5.2           Waste.......................................................................O-32
5.3           Transfer of Mortgaged Property; Partial Release.............................O-32
5.4           Rights of Reverter and Powers of Termination................................O-32

                                   ARTICLE VI DEFAULT AND FORECLOSURE


6.1           Remedies....................................................................O-33
6.2           No Conditions Precedent to Exercise of Remedies.............................O-39
6.3           Release of and Resort to Collateral.........................................O-39
6.4           Waivers.....................................................................O-39
6.5           Discontinuance of Proceedings...............................................O-40
6.6           Application of Proceeds.....................................................O-40
6.7           Cooperation.................................................................O-41

                                     ARTICLE VII CONDEMNATION


7.1           General.....................................................................O-42
7.2           Rebuilding, Restoration and Repair..........................................O-42

                    ARTICLE VIII SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS


8.1           Assignment..................................................................O-43
8.2           Collection of Rents.........................................................O-44
8.3           Beneficiary's Powers of Attorney............................................O-44
8.4           Grantor Remains Liable......................................................O-45
8.5           Grantor's Representations and Warranties....................................O-46
8.6           Grantor's Covenants.........................................................O-46
8.7           Effect of Release of Mortgaged Property.....................................O-48
8.8           Hold Harmless...............................................................O-48



                                  ARTICLE IX CONCERNING THE TRUSTEE

9.1           No Required Action..........................................................O-50
9.2           Certain Rights..............................................................O-50
9.3           Retention of Moneys.........................................................O-50
9.4           Successor Trustees..........................................................O-51
9.5           Perfection of Appointment...................................................O-51
9.6           Succession Instruments......................................................O-51
9.7           No Representation by Trustee................................................O-51
9.8           Individual Beneficiary......................................................O-52
9.9           Individual Trustees.........................................................O-52
9.10          Mortgage States.............................................................O-52

                                      ARTICLE X MISCELLANEOUS


10.1          Performance at Grantor's Expense............................................O-54
10.2          Survival of Obligations.....................................................O-54
10.3          Further Assurances..........................................................O-54
10.4          Recording and Filing........................................................O-54
10.5          Notices.....................................................................O-54
10.6          No Waiver...................................................................O-56
10.7          Beneficiary's and Secured Creditors' Right to Perform the Obligations.......O-56
10.8          Covenants Running with the Land.............................................O-57
10.9          Successors and Assigns......................................................O-57
10.10         Severability................................................................O-57
10.11         Entire Agreement and Modification...........................................O-57
10.12         APPLICABLE LAW..............................................................O-58
10.13         No Partnership; Control in Grantor..........................................O-60
10.14         Headings....................................................................O-60
10.15         Hold Harmless...............................................................O-60
10.16         Pronouns and Plurals........................................................O-61
10.17         WAIVER OF TRIAL BY JURY.....................................................O-61
10.18         Assignment..................................................................O-61
10.19         No Merger...................................................................O-61
10.20         Enforceability of Lien......................................................O-62
10.21         Knowledge...................................................................O-62
10.22         Best Efforts................................................................O-62
10.23         Usury Savings Clause........................................................O-62
10.24         Payment of Prior Encumbrances...............................................O-63
10.25         Waiver......................................................................O-63


EXHIBIT A     Land or Encumbered Leases...................................................O-66
EXHIBIT B     Fee Owner of Land Underlying Encumbered Lease...............................O-67

         THIS INSTRUMENT IS A CREDIT LINE DEED OF TRUST, MORTGAGE, OPEN-END MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, LEASEHOLD MORTGAGE, OPEN-END LEASEHOLD MORTGAGE, LEASEHOLD DEED OF TRUST, LEASEHOLD DEED TO SECURE DEBT, SECURITY AGREEMENT, FIXTURE FILING, ASSIGNMENT OF LEASES AND RENTS AND FINANCING STATEMENT OF BOTH REAL AND PERSONAL PROPERTY, INCLUDING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN, AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE MORTGAGES, DEEDS OF TRUST OR DEEDS TO SECURE DEBT OF REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE, DEED OF TRUST OR DEED TO SECURE DEBT, BUT ALSO AS A FINANCING STATEMENT OR FIXTURE FILING COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE NAMES OF THE GRANTOR (DEBTOR/MORTGAGOR) AND THE TRUSTEE AND BENEFICIARY (SECURED PARTY/MORTGAGEE), THE MAILING ADDRESSES OF THE GRANTOR (DEBTOR/MORTGAGOR), THE ADDRESS OF THE TRUSTEE AND BENEFICIARY (SECURED PARTY/MORTGAGEE) FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS OF COLLATERAL, ARE SET FORTH ON PAGE 2 AND IN SECTIONS 1.1 AND 8.1 OF THIS INSTRUMENT, RESPECTIVELY. IF THE MORTGAGED PROPERTY IS A LEASEHOLD, THE NAME OF THE FEE OWNER IS SET FORTH IN EXHIBIT "B" HERETO. THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND SECURES OBLIGATIONS CONTAINING PROVISIONS FOR CHANGES IN INTEREST RATES, EXTENSIONS OF TIME FOR PAYMENT AND OTHER MODIFICATIONS IN THE TERMS OF THE OBLIGATIONS. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, TO THE EXTENT THE MORTGAGED PROPERTY IS LOCATED IN THE STATE OF CALIFORNIA, COLORADO OR TEXAS, THIS INSTRUMENT SHALL BE DEEMED TO BE AND SHALL BE ENFORCEABLE AS A DEED OF TRUST, AND/OR LEASEHOLD DEED OF TRUST, AND AS A SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FINANCING STATEMENT. TO THE EXTENT THE MORTGAGED PROPERTY IS LOCATED IN THE STATE OF FLORIDA OR NEW YORK, THIS INSTRUMENT SHALL BE DEEMED TO BE AND SHALL BE ENFORCEABLE AS AN OPEN-END MORTGAGE, MORTGAGE, LEASEHOLD MORTGAGE AND/OR LEASEHOLD OPEN-END MORTGAGE AND AS A SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FINANCING STATEMENT. THIS INSTRUMENT SECURES FUTURE ADVANCES MADE PURSUANT TO THE PROVISIONS HEREOF AND THE CREDIT AGREEMENT REFERRED TO BELOW. THE ADDRESS AT WHICH COMMUNICATIONS TO THE SECURED CREDITORS MAY BE MAILED OR DELIVERED IS: CARE OF NATIONSBANK, NATIONAL ASSOCIATION, AS AGENT, INDEPENDENCE CENTER, 15TH FLOOR, NC1-001-15-04, CHARLOTTE, NORTH CAROLINA 28255, ATTENTION: AGENCY SERVICES.

         THIS INSTRUMENT ENCUMBERS REAL AND PERSONAL PROPERTY LOCATED IN THE STATE OF FLORIDA AND OTHER STATES. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE RECOVERY OF BENEFICIARY AND AGENT UNDER THIS DEED OF TRUST WITH RESPECT TO THE MORTGAGED PROPERTY LOCATED IN FLORIDA SHALL BE LIMITED TO THE PRINCIPAL AMOUNT OF $____________ TOGETHER WITH ACCRUED INTEREST ON SUCH AMOUNT AND OTHER COSTS AND FEES OF RECOVERY AS PROVIDED HEREIN.

A CREDIT LINE DEED OF TRUST, MORTGAGE, OPEN-END MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, LEASEHOLD MORTGAGE, OPEN-END LEASEHOLD MORTGAGE, LEASEHOLD DEED OF TRUST, LEASEHOLD DEED TO SECURE DEBT, SECURITY AGREEMENT, FIXTURE FILING, ASSIGNMENT OF LEASES AND RENTS AND FINANCING STATEMENT


A POWER OF SALE HAS BEEN GRANTED IN THIS DEED OF TRUST. A POWER OF SALE MAY ALLOW THE BENEFICIARY TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE GRANTOR UNDER THIS DEED OF TRUST.

         THIS CREDIT LINE DEED OF TRUST, MORTGAGE, OPEN-END MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, LEASEHOLD MORTGAGE, OPEN-END LEASEHOLD MORTGAGE, LEASEHOLD DEED OF TRUST, LEASEHOLD DEED TO SECURE DEBT, SECURITY AGREEMENT, FIXTURE FILING, ASSIGNMENT OF LEASES AND RENTS, AND FINANCING STATEMENT (hereinafter referred to as this "Deed of Trust" or this "Mortgage"), is entered into as of the ____ day of ________, 1998, by and among WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation, the mortgagor, grantor and trustor hereunder (herein called "Grantor"), whose address for all purposes hereunder is 5980 Miami Lakes Drive, Miami Lakes, Florida 33014; ______________________________, a __________ corporation, the trustee hereunder to the extent that this Deed of Trust operates as a deed of trust (for all Deed of Trust States other than Colorado and Texas) (herein called "Trustee"), whose address for all purposes hereunder is ____ ____________________________,
___________, __________ _____; PUBLIC TRUSTEE FOR THE COUNTY OF ADAMS, STATE OF COLORADO, the individual trustee hereunder to the extent this Deed of Trust operates as a deed of trust in the State of Colorado (herein called "Colorado Public Trustee"), whose address for all purposes hereunder is 450 So. 4th Avenue, Brighton, Colorado; MICHAEL F. HORD, a resident of Dallas County, Texas, the individual trustee hereunder to the extent this Deed of Trust operates as a deed of trust in the State of Texas (herein called the "Texas Individual Trustee") whose address for all purposes hereunder is 901 Main Street, 68th Floor, NationsBank Plaza, Dallas, Texas 75202; and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association, acting in its capacity as agent (collectively with its successors and assigns, the "Agent") for the Secured Creditors (as defined herein), under that certain Credit Agreement dated as of ________ __, 1998, executed by the Grantor, the Agent, and the Lenders (as amended from time to time, the "Credit Agreement"), the mortgagee hereunder to the extent that this Deed of Trust operates as a mortgage, and the beneficiary hereunder to the extent this Deed of Trust operates as a deed of trust (herein called "Beneficiary", which term shall include each of its successors and assigns), whose address for all purposes hereunder is One Independence Center, 15th Floor, NC1-001-15-04, Charlotte, North Carolina 28255, Attention: Agency Services. Beneficiary shall hold the interests and exercise the rights granted hereunder in trust as Agent for the benefit of and as security for the Secured Creditors, as more fully provided in the Credit Agreement. This Deed of Trust secures the Obligations (as defined below in Section 1.1) and any modifications, extensions and renewals of the Obligations, it being the intention of the parties hereto that this Deed of Trust shall be deemed an open and continuing lien instrument to secure all such Obligations now existing or hereafter arising regardless of the extinguishment and payment of any one or more obligations owed to the Secured Creditors. This Deed of Trust secures future advances made by the Secured Creditors to the Grantor under the Credit Agreement, the other Loan Documents and hereunder, and each future advance, whether or not evidenced by a note, and each note or other instrument evidencing the same, shall be secured hereby. All provisions of this Deed of Trust shall apply to each future advance as well as to all other Obligations secured hereby, whether or not evidenced by a note, and all such advances and other Obligations, and any modifications, extensions and renewals of the Obligations shall have the same lien priority as if made on the date this Deed of Trust is recorded.

         This Deed of Trust secures the Obligations (as defined below in Section 1.1), and any modifications, extensions and renewals of the Obligations, which shall be construed in all cases to consist of, among other obligations, the covenants of the Grantor set forth in, and the amounts advanced to or for the account, use or benefit of Grantor from time to time pursuant to the Loan Documents (as defined below), the aggregate amount of the Secured Indebtedness (as defined below) actually outstanding at any particular time being subject to fluctuations up or down due to further advances of loan proceeds and/or future repayments of such loan proceeds from time to time over the term of such Secured Indebtedness and/or changes in the rate of interest charged in respect of Secured Indebtedness bearing interest at a floating rate (all of which advances and repayments are hereby declared to be contemplated by the Grantor and the Beneficiary at the time this Deed of Trust is executed).

                                   WITNESSETH:

                               ARTICLE ________`_

                                   DEFINITIONS

         _ Definitions: As used herein, the following terms shall have the following meanings:

         Agent: Initially NNA in its capacity as Agent for the Secured Creditors and any successor Agent pursuant to the Credit Agreement and such Agent's successors and assigns.

         Assignment: The assignment and delivery to Beneficiary as security for the payment and performance of the Obligations of all of the rights, titles, interests and estates of Grantor in and to all of the following: (a) the Encumbered Leases, (b) the Leases, (c) the Rents, (d) the Fixtures and (e) the Personalty.

         Bankruptcy Act: The Bankruptcy Reform Act of 1978, 11 U.S.C.ss.101, et seq., as the same may be amended from time to time.

         Beneficiary: NationsBank, National Association, as Agent for the Secured Creditors, and, if NNA is not permitted to act as Beneficiary in any State, then in that State the Individual Beneficiary to the extent and solely for the purpose described in Section 9.8, and each of their successors and assigns.

         Buildings: Any and all buildings, parking structures, utility sheds, workrooms, air conditioning towers, open parking areas, and other structures or improvements, and any and all additions, alterations, betterments or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Land or any part thereof.

         Colorado Public Trustee: Public Trustee for the County of Adams, State of Colorado whose address is 450 So. 4th Avenue, Brighton, Colorado, and any successor or substitute Colorado Public Trustee, to the extent and subject to the limitations described in Section 9.9 hereof.

         Commitments: The commitments by the Lenders to make the term loans, the revolving credit loans, and the swing line loans as set forth in the Credit Agreement (which includes commitments to issue Letters of Credit as more particularly set forth therein).

         Credit Agreement: The Credit Agreement dated as of ________ __, 1998, among the Grantor, the Lenders, and the Agent, which agreement provides for the making of term loans, revolving credit loans, swing line loans and the issuance of, and participation in, Letters of Credit as contemplated therein (as the same may be further amended, modified, extended, renewed, restated and/or supplemented from time to time), provided, however, that references herein to sections or provisions of, schedules or exhibits to, or capitalized terms or phrases contained in, the Credit Agreement shall have the respective meanings defined or provided in the Credit Agreement as it exists on the date hereof, and as it may be modified from time to time.

         Deed of Trust State: Any state defined as a "Deed of Trust State" in
Section 2.3 hereof.

         Default: As defined in the Credit Agreement.

         Default Rate: As defined in the Credit Agreement.

         Election: The election described in Section 365 of the Bankruptcy Act, as the same may be amended from time to time, together with any comparable right under any other state or federal law relating to bankruptcy, reorganization or other relief for debtors, whether now or hereafter in effect.

         Encumbered Leases: The leases described as "Encumbered Leases" in Exhibit "A" attached hereto, if any, together with all rights, options and other benefits inuring to the Grantor as lessee thereunder.

         Environmental Laws: Any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended, the Occupational Safety and Health Act, as amended, together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law. With respect to any portion of the Mortgaged Property located within the State of Texas, "Environmental Laws" shall also include the Texas Water Code, as amended, and the Texas Solid Waste Disposal Act, as amended.

         Equipment: All of the Grantor's right, title and interest in and to all "equipment", as such term is defined in Section 9-109(2) of the UCC (as defined below), now or hereafter existing, now owned or hereafter acquired by the Grantor, which are now or hereafter located or to be located upon, within or about the Land and the Buildings, or which are used in or related to the operation of the Mortgaged Property, including, but not limited to, all machinery, equipment, furnishings, fixtures, electrical equipment, vehicles and computer and other electronic data-processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         Events of Default:  As defined in the Credit Agreement.

         Exhibits: The exhibits attached hereto and incorporated herein by this reference.

         Expenses: All out-of-pocket costs and expenses (including reasonable fees and expenses of counsel and court costs) incurred and all advances made, by the Beneficiary and/or Trustee, as applicable, or any trustee, co-trustee or agent of the Beneficiary and/or Trustee pursuant to the provisions of, or in furtherance of the Beneficiary's and/or Trustee's duties or rights under, the Loan Documents, including, without limitation, expenses of retaking, holding, preparing for sale or lease, selling and/or leasing the Mortgaged Property or of assuming the rights of the lessee under any Encumbered Lease, but excluding any of the same specifically described in the Loan Documents as being the responsibility of the Beneficiary.

         Facility Termination Date:  As defined in the Credit Agreement.

         Financing Statement:  As defined in Section 8.5 below.

         Fixtures: Equipment now owned or the ownership of which is hereafter acquired by Grantor which is so related to the Land and Buildings forming part of the Mortgaged Property that it is deemed a fixture or real property under the laws of the State, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Mortgaged Property, construction equipment, appliances, machinery, plant equipment, fittings, apparati, fixtures and other items now owned or the ownership of which is hereafter acquired by Grantor and now or hereafter attached to, installed on or in, or used in connection with (temporarily or permanently), any of the Buildings or the Land, or which in some fashion are deemed to be fixtures to the Land or Buildings under the laws of the State, including, but not limited to, the items described in the definition of Equipment, furnaces, boilers, heaters, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire and theft protection apparatus and equipment, water tanks, air and water pollution control, waste disposal, heating, ventilating, plumbing, lighting, refrigerating, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, carpet, moveable or immoveable walls or partitions, built-in oxygen and vacuum systems and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Grantor's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof. Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to their Leases.

         Grantor: The above-defined Grantor and any and all subsequent owners of the Mortgaged Property.

         Hazardous Material: Any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including, without limitation, petroleum products, asbestos-containing materials and lead), the generation, management, handling, storage, transportation, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

         Highest Lawful Rate:  As defined in Section 10.23 hereof.

         Impositions: All real estate and personal property taxes; water, gas, sewer, electricity and other utility rates and charges; charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property; and all other taxes, standby fees, levies, claims, charges and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the Mortgaged Property or the Rents or the ownership, use, occupancy or enjoyment thereof, and any interest, costs or penalties with respect to any of the foregoing.

         Indebtedness:  As defined in the Credit Agreement.

         Individual Beneficiary: Any individual who shall be hereafter named of record as Individual Beneficiary, and who shall be co-Beneficiary hereunder to the extent and subject to the limitations described in Section 9.8 hereof.

         Individual Trustee: To the extent the Mortgaged Property is located in the State of Colorado, the Colorado Public Trustee and to the extent the Mortgaged Property is located in the State of Texas, the Texas Individual Trustee.

         Inventory: All of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee or consignor) and (ii) goods that are returned to or repossessed by the Grantor, and all accessions thereto and products thereof and documents therefor.

         Issuing Bank: NationsBank, or any successor or replacement bank, as issuer of Letters of Credit in accordance with the Credit Agreement.

         Land: The real estate owned in fee or leased by the Grantor and described in Exhibit "A" attached hereto, and all rights, titles and interests appurtenant thereto.

         Leases: Any and all leases, subleases, licenses, concessions or other agreements (written or verbal, now or hereafter in effect) through which Grantor directly or indirectly grants a possessory interest in and to, or the right to occupy and use, all or any portion of the Mortgaged Property that constitutes real property together with any renewals or extensions thereof and all leases, subleases, licenses, concessions or other agreements in substitution therefor.

         Legal Requirements: (i) Any and all present and future decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any governmental authority in any way applicable to Grantor or the Mortgaged Property, including, without limitation, the ownership, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof, (ii) Grantor's presently or subsequently effective Certificate of Incorporation and Bylaws, (iii) any and all Leases and other contracts (written or oral) of any nature by which the Grantor or the Mortgaged Property may be bound, and (iv) any and all restrictions, reservations, conditions, easements or other covenants or agreements of record affecting the Mortgaged Property.

         Lenders: As defined in the Credit Agreement, and specifically including NationsBank, as defined herein, as the Issuing Bank, or any successor Issuing Bank and each other lender which may hereafter become a party to the Credit Agreement pursuant to the terms thereof.

         Letter of Credit: As defined in the Credit Agreement.

         Lessor: The landlord under the Encumbered Lease, if any.

         Loan Documents: As defined in the Credit Agreement.

         Mechanic's Liens: As defined in Section 4.4 hereof.

         Mortgage State: Each state defined as a "Mortgage State" in Section 2.3 hereof.

         Mortgaged Property or Mortgaged Properties: The Land, Buildings, Fixtures, Personalty, Encumbered Leases, Leases and Rents together with:

                      (i) all rights, privileges, tenements, licenses, hereditaments, rights-of-way, easements, utility use, air rights, appendages, division rights, and appurtenances in any way appertaining thereto, and all right, title, interest or estate of Grantor in and to any streets, ways, alleys, roadbeds, inclines, tunnels, culverts, strips or gores of land adjoining or serving the Land or any part thereof;

                      (ii) all betterments, additions, alterations, appurtenances, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein;

                      (iii) all of Grantor's right, title and interest in and to any awards, remuneration, settlements or compensation hereafter to be made by any insurer, governmental authority or other person or entity as a result of the destruction, loss, theft, taking by eminent domain or other involuntary conversion of whatever nature (whether occurring prior to or after the date of this Deed of Trust) of any of the Land, Buildings, Fixtures, Leases, Encumbered Leases, Rents or Personalty, including those for any condemnation and vacation of, or change of grade in, any streets affecting the Land or the Buildings;

                      (iv) any and all other security and collateral of any nature whatsoever, now or hereafter given by Grantor to secure the payment and performance of the Obligations;

                      (v) all water and water rights (whether riparian, appropriative, or otherwise and whether or not appurtenant) in or hereafter relating to or used in connection with the Land, including, without limitation, any surface water management permits, any consumption use permits or general permits;

                      (vi) any right, title, interest or estate hereafter acquired by Grantor in any of the foregoing and in and to the Land, Buildings, Fixtures, Personalty (except as otherwise provided herein), Leases, Encumbered Leases and Rents. To the extent permitted by law, all of the Fixtures are to be deemed and held to be a part of and affixed to the Land. In the event the estate of the Grantor in and to any of the Land and Buildings is a leasehold estate, this conveyance shall include and the lien, security interest and assignment created hereby shall encumber and extend to all other, further or additional title, estates, interest or rights which may exist now or at any time be acquired by Grantor in or to the property demised under the lease creating such leasehold estate and including Grantor's rights, if any, to purchase the property demised under such lease and, if fee simple title to any of such property shall ever become vested in Grantor, such fee simple interest shall be encumbered by this Deed of Trust in the same manner as if Grantor had fee simple title to such property as of the date of execution hereof;

                      (vii) all of Grantor's right, title and interest in and to any and all funds deposited by or on behalf of Grantor with any city, county, public body or agency, irrigation, sewer or water district or company, gas or electric company, telephone company, and any other body or agency for the installation, or to secure the installation, of any utility pertaining to the Land, Buildings, Fixtures and all betterments, additions, alterations, appurtenances, substitutions, replacements and revisions thereof and thereto;

                      (viii) all of Grantor's right, title and interest in and to (i) all oil, gas and other minerals located in, on or under the Land, (ii) all oil, gas or mineral leases, royalty agreements and other contracts that have been or in the future are entered into with respect to the Land or with respect to any oil, gas or other minerals located in, on or under the Land ("Mineral Leases"), and (iii) all rents, profits, royalties and income at any time arising from the Mineral Leases or from the sale of oil, gas or other minerals located in, on or under the Land; and

                      (ix) all proceeds and products of the foregoing. As used in this Deed of Trust, the term "Mortgaged Property", including each component thereof, shall be expressly interpreted as meaning all or, where the context permits or requires, any portion of the above, and all or, where the context permits or requires, any interest of Grantor therein.

         NationsBank: NationsBank, National Association, a national banking association.

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         NMS: NationsBanc Montgomery Securities LLC and its successors.

         NNA: NationsBank, National Association, as Agent for the Secured Creditors.

         Notes: As defined in the Credit Agreement.

         Obligations: The obligations, liabilities and Indebtedness of the Grantor with respect to (i) the principal and interest on the Loans (as defined in the Credit Agreement) as evidenced by the Notes, (ii) the Reimbursement Obligations (as defined in the Credit Agreement), and otherwise in respect of Letters of Credit, (iii) all liabilities of Grantor to any Lender or an affiliate of Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of Grantor to the Lenders, the Agent or NMS hereunder, under any one or more of the other Loan Documents or with respect to the Loans, including without limitation, the Secured Indebtedness. To the extent the State is Florida, the foregoing definition of the Obligations is subject to the limitations set forth in Section 2.3(d).

         Parcel: A single parcel of real property identified as a unit in Exhibit "A" hereto. For purposes of legal description and real property title records, a Parcel may be comprised of more than one lot.

         Permitted Encumbrances: Those title exceptions shown on Commitment No. ___, submitted to and approved by NNA, and such other title exceptions submitted in writing to, and approved by, NNA.

         Personalty: All of the right, title and interest of Grantor in and to all tangible and intangible personal property including all furniture, furnishings, equipment, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, franchises, licenses, certificates and permits, and all other personal property (other than Inventory, accounts receivable, and Fixtures) of any kind or character (as defined in and subject to the provisions of the UCC) which are now or hereafter located or to be located upon, within or about the Land and the Buildings, or which are used in or related to the operation of the Mortgaged Property, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof; and all insurance proceeds and condemnation proceeds received by Grantor with respect to the Mortgaged Property to the extent provided herein. Furthermore, with respect to any of the above-described personal property represented by a contract, agreement or other instrument or consisting of a permit, certificate or similar item issued by a governmental authority, then, to the extent that the granting of the lien or security interest or exercise of Beneficiary's rights under this Deed of Trust would constitute a breach or violation of the terms of such instrument, or any Legal Requirement applicable to such permit, certificate or similar item that would impose material liability on the Grantor or that would result in a revocation or forfeiture of such item of personal property, such personal property shall not constitute "Personalty" hereunder.

         Rents: All of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable and to become due or payable to Grantor by parties

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to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying any portion or portions of the Mortgaged Property.

         Required Lenders: The "Required Lenders" as defined in the Credit Agreement.

         Secured Amount: As defined in Section 2.3(c), and applies only to the extent that the State is New York.

         Secured Creditors: The Agent (which is NNA on the date of this Instrument), NMS and the Lenders that are parties to the Credit Agreement, and specifically including NationsBank, as Issuing Bank or any successor Issuing Bank.

         Secured Indebtedness: (a) Subject to Section 2.3(c) and (d), the principal, interest, premium (if any) and other sums (including, without limitation the Reimbursement Obligations) owing or payable by the Grantor pursuant to the Loan Documents, which includes present advances and future advances to be incurred within the terms specified in the Credit Agreement, including without limitation, indebtedness to the Lenders under the Credit Agreement in the original aggregate principal amount of Three Hundred Forty-Five Million Dollars ($345,000,000.00) evidenced by the Notes and the Credit Agreement; (b) any and all additional advances made by Beneficiary to protect or preserve the Mortgaged Property (as defined above) or the security title, security interest and lien hereof on the Mortgaged Property or to repair or maintain the Mortgaged Property, or to complete improvements on the Mortgaged Property (whether or not Grantor remains the owner of the Mortgaged Property at the time of such advances and whether or not the Beneficiary or the Lenders remain the owner of the Obligations and this Deed of Trust) in accordance with the provisions hereof; and (c) any and all expenses incident to effecting the collection, performance and/or satisfaction of the Obligations secured hereby and the foreclosure hereof by action in court or by exercise of the power of sale herein contained; provided, however, that in no event shall more than Three Hundred Forty-Five Million Dollars ($345,000,000.00) of the total Secured Indebtedness represent original principal amount due under the Credit Agreement. The Credit Agreement provides that the interest rate and payment terms of the indebtedness may be adjusted as provided therein.

         State: The State in which the applicable portion of the Mortgaged Property is situated. For example, with respect to the portion of the Mortgaged Property situated in California, the term "State" shall mean the State of California.

         Subsidiary: (a) Any corporation in which more than 50% of its outstanding voting stock is owned directly or indirectly by the Grantor and/or by one or more of the Grantor's Subsidiaries or (b) in the case of a Person other than a corporation, any Person with respect to which the Grantor or any Subsidiary directly or indirectly is entitled to more than 50% of the profits of such Person.

         Swap Agreement:  As defined in the Credit Agreement.

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         Texas Individual Trustee: Michael F. Hord, a resident of Dallas County,
Texas, whose address is 901 Main Street, 68th Floor, NationsBank Plaza, Dallas, Texas 75202 and any successor or substitute Texas Individual Trustee to the extent and subject to the limitations described in Section 9.9 hereof.

         Transfer: As defined in Section 5.3 below.

         Trustee: ______________________________________, a __________
corporation, its successors and assigns, or the Individual Trustees, as applicable and any successor Trustee hereunder.

         UCC: The Uniform Commercial Code as adopted in the State.

         Work: As defined in Section 4.7 hereof.

         _ Defined Terms: The terms "Business Day," "Capital Expenditures," "Generally Accepted Accounting Principles," and "Liens," "Person," and "Swap Agreement," together with any other capitalized term used herein but not otherwise defined herein, shall have the same respective meanings given to them in the Credit Agreement as it existed on the date hereof, and as it may be modified from time to time.

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                               ARTICLE ________`_

                                      GRANT

         _ Grant: NOW THEREFORE, for and in consideration of Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, and to secure the Grantor's full and faithful performance and satisfaction of the Obligations, Grantor, intending to be legally bound hereby, has GIVEN, ALIENATED, REMISED, GRANTED, BARGAINED, MORTGAGED, SOLD, RELEASED, CONVEYED, ASSIGNED, TRANSFERRED, WARRANTED, SET OVER AND CONFIRMED and by these presents does GIVE, ALIENATE, REMISE, GRANT, BARGAIN, MORTGAGE, SELL, RELEASE, CONVEY, ASSIGN, TRANSFER, WARRANT, SET OVER AND CONFIRM AND GRANT A SECURITY INTEREST IN unto Trustee, its successors in trust and its assigns forever, in trust, for the benefit of Beneficiary to the extent the Mortgaged Property is situated in a Deed of Trust State, or unto Beneficiary to the extent the Mortgaged Property is situated in a Deed of Trust State, or unto Beneficiary to the extent the Mortgaged Property is situated in a Mortgage State, with POWER OF SALE and right to entry for the benefit of Beneficiary, all of the Mortgaged Property, subject only to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property and (except as otherwise set forth herein) all parts, rights, members and appurtenances thereof for the use, benefit and behoof of the Trustee and its successors and assigns in trust, for the benefit of Beneficiary to the extent the Mortgaged Property is situated in a Deed of Trust State, or for the use, benefit and behoof of the Beneficiary and its successors and assigns to the extent the Mortgaged Property is situated in a Mortgage State, in fee simple forever, or to the extent of Grantor's leasehold interest therein, forever, hereby releasing and waiving all rights under and by virtue of the homestead exemption laws of the State, to the extent permitted by the applicable Legal Requirements of such State; and Grantor hereby absolutely and irrevocably assigns to Beneficiary the Leases and Rents for the purposes and upon the terms and conditions herein set forth; and Grantor does hereby bind itself, its successors and assigns to FOREVER WARRANT AND DEFEND the title to the Mortgaged Property and every part thereof, subject only to the Permitted Encumbrances, unto Trustee, in trust, for the benefit of Beneficiary to the extent the Mortgaged Property is situated in a Deed of Trust State, or unto Beneficiary to the extent the Mortgaged Property is situated in a Mortgage State, against every person whomsoever lawfully claiming or to claim the same or any part thereof.

         _ Defeasance and Reconveyance: If the Secured Indebtedness shall have been paid in full and all the other Obligations shall have been performed and discharged in full, and all of the Commitments shall have been terminated in whole, and all of the Letters of Credit shall have been canceled and returned to the Issuing Bank, and the Facility Termination Date has occurred, and provided that there exists no pending or threatened unsatisfied obligation pursuant to the environmental indemnification in Section ____ of the Credit Agreement, then the liens, security interests, estates and rights granted by this Deed of Trust shall terminate; whereupon (i) with respect to any Deed of Trust State and upon surrender to Trustee of this Deed of Trust for cancellation (which shall be made promptly upon request by Grantor), if required by applicable law, Beneficiary shall execute a request for reconveyance and thereafter the Trustee shall reconvey, without warranty, the Mortgaged Property, or that portion thereof then held hereunder; and (ii) with respect to any Mortgage State and Texas, the Beneficiary promptly shall execute such documents in recordable form as may be necessary to release and/or satisfy the Mortgaged Property, or that portion thereof then held hereunder, from the lien of and security interests created or purported to be created by this Deed of Trust. To the extent permitted by law, any reconveyance delivered hereunder may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary (nor Trustee, if applicable) shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. Each reconveyance of Mortgaged Property or portions thereof shall also operate as a reassignment of all future rents, issues and profits appertaining to the Parcel(s) or portions thereof covered by such reconveyance to the person or persons legally entitled thereto, unless its reconveyance expressly provides otherwise.

         _ Provisions Concerning Particular States: Notwithstanding anything to the contrary herein contained:

                              if the State is Florida or New York (a "Mortgage State"), this instrument shall be deemed to be and shall be enforceable as a mortgage or open-end mortgage and/or leasehold mortgage or open-end leasehold mortgage, and as an assignment of leases and rents, security agreement and financing statement;

                              if the State is California, Colorado or Texas (each, a "Deed of Trust State"), this instrument shall be deemed to be and shall be enforceable as a deed of trust and/or leasehold deed of trust and as an assignment of leases and rents, security agreement and financing statement;

                              if the State is New York, the following provisions shall apply:

                            (i) Notwithstanding anything to the contrary in this
                      Deed of Trust, the maximum aggregate principal amount of Indebtedness that is, or under any contingency may be, secured by this Deed of Trust (including the Grantor's obligation to reimburse advances made by the Beneficiary and/or any of the Lenders), either at execution or at any time thereafter (the "Secured Amount"), is $__________, plus amounts that Beneficiary or any Lender expends after a declaration of Default under this Deed of Trust to the extent that any such amounts shall constitute payment of
                      (i) taxes, charges or assessments that may be imposed by law upon any Mortgaged Property; (ii) premiums on insurance policies covering any Mortgaged Property; (iii) expenses incurred in upholding the lien of this Deed of Trust, including the expenses of any litigation to prosecute or defend the rights and lien created by this Deed of Trust; or (iv) any amount, cost or charge to which any Lender becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such amounts or costs, together with interest thereon, shall be added to the Indebtedness secured hereby and shall be secured by this Deed of Trust.

                              (ii) Pursuant to the Credit Agreement, the amount
                      of the Obligations may increase and decrease from time to time as the Beneficiary and/or any Lender advances, Grantor repays, and Beneficiary and/or any Lender readvances sums on account of the Loans, all as more fully described in the Credit Agreement. For purposes of this Deed of Trust, so long as the balance of the Loans equals or exceeds the Secured Amount, the amount of the Obligations secured by this Deed of Trust shall at all times equal only the Secured Amount as more fully described in Section 2.3(c)(i) hereof. Such Secured Amount represents only a portion of the first sums advanced by the Lenders with respect to the Loans.

                              (iii) The Secured Amount shall be reduced only by
                      the last and final sums that the Grantor repays with respect to the Loans and shall not be reduced by any intervening repayments of the Loans by the Grantor. As of the Closing Date, the total amount of the Loans exceeds the Secured Amount, so that the Secured Amount represents only a portion of the Obligations actually outstanding.

                              (iv) So long as the balance of the Loans exceeds
                      the Secured Amount, any payments and repayments of the Loans by the Grantor shall not be deemed to be applied against, or to reduce, the portion of the Obligations secured by this Deed of Trust, as more fully described in
                      Section 2.3(c)(i) hereof. Such payments shall instead be deemed to reduce only such portions of the Obligations as are secured by mortgages encumbering real property located outside the State of New York, which mortgages secure the entire Obligations (except to the extent, if any, that specific mortgages in such states contain specific limitations on the amount secured).

                              If the State is Florida, (i) in addition to all other indebtedness secured by this Deed of Trust, this Deed of Trust shall secure also and (except as expressly permitted by Section 3.1) shall constitute a first lien on the Mortgaged Property for all future advances made by any Secured Creditors to the Grantor for any purpose within twenty (20) years from the date of this Deed of Trust to the same extent as if such advances were made on the date of the execution of this Deed of Trust, (ii) in no event the total amount of the Indebtedness, including future advances, that is secured by this Deed of Trust with Mortgaged Property located in Florida shall exceed the maximum principal amount of $__________ at any one time, plus interest and premiums (if any) thereon and any disbursements made by Beneficiary or Secured Creditors for the payment of taxes, levies or insurance on the Mortgaged Property encumbered by this Deed of Trust, together with interest on such disbursements and any other costs and fees of recovery as provided herein.

         Wherever herein contained, the phrase "Trustee and Beneficiary, as applicable" or any similar phrase (1) shall be deemed to refer to Beneficiary (as mortgagee) to the extent the Mortgaged Property is situated in any Mortgage State and Trustee shall have no rights, powers or obligations in those States and (2) to the extent the Mortgaged Property is situated in any Deed of Trust State, shall be deemed to refer to (a) Trustee or the applicable Individual Trustee for the benefit of Beneficiary and (b) if the context so requires or permits, and if Beneficiary so elects, Beneficiary.

         _ Credit Agreement: The Credit Agreement includes term loans, revolving credit loans and swing line loans and in connection therewith there may be repayments and disbursements of principal from time to time. It is expressly agreed that the outstanding principal balance of the Indebtedness evidenced by the Notes and governed by the Credit Agreement may, from time to time, be reduced to a zero balance without such repayment operating to extinguish and release the lien, security titles and security interests created by this Deed of Trust. This Deed of Trust shall remain in full force and effect as to any subsequent future advances made after the zero balance without loss of priority until the Obligations are paid in full and fully performed and satisfied, all of the Commitments shall have been terminated in whole, all of the Letters of Credit shall have been canceled and returned to the Issuing Bank, the Facility Termination Date has occurred, and the Credit Agreement and all other agreements between the Grantor and the Secured Creditors for further advances have been terminated. Grantor waives the operation of any applicable statute, law or regulation having a contrary effect.

                               ARTICLE ________`_

                         WARRANTIES AND REPRESENTATIONS

         For the consideration aforesaid and to protect the security of this Deed of Trust, Grantor hereby unconditionally warrants and represents to Beneficiary as follows:

         _ Title to Mortgaged Property and Lien of this Instrument: Grantor has good and record and marketable (or, if the State of Texas, Grantor has good and indefeasible) title in fee (or, if and to the extent that the Mortgaged Property includes any Encumbered Lease, good title in the leasehold) to the Land, Buildings and Fixtures and good title to the Personalty and Leases, in all cases free and clear of any Liens and claims of Liens except the Permitted Encumbrances. This Deed of Trust constitutes a valid lien, deed of trust or mortgage on the Grantor's fee and leasehold interests in the Land, the Buildings and the Fixtures, including without limitation all of Grantor's right, title and interest in and to any Encumbered Lease, and a valid security interest in and to, and a valid assignment of, the Fixtures, Personalty, Leases and Rents, all in accordance with the terms hereof, in each case subject only to the Permitted Encumbrances.

         _ [Intentionally Omitted]

         _ Encumbered Leases: The Grantor hereby unconditionally warrants and represents to the Beneficiary as follows with respect to each Encumbered Lease:

                              The Encumbered Lease constitutes, to the best of Grantor's knowledge, the legal, valid and binding obligation of the lessor thereof, and is enforceable by the lessee in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights and remedies generally or by application of general equity principles and the terms thereof are as set forth in the lease documents described on Exhibit "A", copies of which have been delivered to the Beneficiary;

                              All rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof;

                              The Grantor enjoys the quiet and peaceful possession of the property demised thereby in accordance with and subject to the terms of such Encumbered Lease;

                              The Encumbered Lease is not subject to any other assignments by the Grantor, and the Grantor has good right and authority to assign and encumber the Encumbered Lease to the Trustee and the Beneficiary;

                              The Grantor is not in default in any material respect under any of the terms thereof and, to the best of its knowledge, there are no circumstances that, with the passage of time or the giving of notice or both, would constitute any material event of default thereunder; and

                              To the best of Grantor's knowledge the landlord under the Encumbered Lease is not in default under any of the material terms or provisions thereof on the part of the landlord to be observed or performed.

         _ Powers of Termination and Rights of Reverter: With respect to any fee-owned Parcel of Mortgaged Property subject to a right of reverter or power of termination, no event has occurred or is threatened, or is likely to occur by virtue of the performance by Grantor of any of its Obligations under any of the Loan Documents, which would enable the beneficiary of such right or power to cause such reversion or termination.

         _ Wetlands: There are no wetlands, tidelands or swamp and overflow lands on the Mortgaged Property. GRANTOR SHALL BE SOLELY RESPONSIBLE FOR AND AGREES TO INDEMNIFY TRUSTEE, BENEFICIARY AND EACH SECURED CREDITOR, PROTECT AND DEFEND WITH COUNSEL REASONABLY ACCEPTABLE TO BENEFICIARY, AND HOLD TRUSTEE, BENEFICIARY AND EACH SECURED CREDITOR HARMLESS FROM AND AGAINST ANY CLAIMS (INCLUDING WITHOUT LIMITATION THIRD PARTY CLAIMS FOR PERSONAL INJURY OR REAL OR PERSONAL PROPERTY DAMAGE), ACTIONS, ADMINISTRATIVE PROCEEDINGS (INCLUDING INFORMAL PROCEEDINGS) JUDGMENTS, DAMAGES, PUNITIVE DAMAGES, PENALTIES, FINES, COSTS, LIABILITIES (INCLUDING SUMS PAID IN SETTLEMENTS OF CLAIMS), INTEREST OR LOSSES, REASONABLE ATTORNEYS' FEES (INCLUDING ANY FEES AND EXPENSES INCURRED IN ENFORCING THIS INDEMNITY), CONSULTANT FEES, AND EXPERT FEES THAT ARISE DIRECTLY OR INDIRECTLY FROM OR IN CONNECTION WITH THE PRESENCE ON THE MORTGAGED PROPERTY OF WETLANDS, TIDELANDS OR SWAMP AND OVERFLOW LANDS, OR ANY BREACH OF THE FOREGOING REPRESENTATION AND WARRANTY. THE PROVISIONS OF THIS SECTION 3.5 SHALL SURVIVE THE TERMINATION AND RECONVEYANCE OF THIS DEED OF TRUST. THE FOREGOING INDEMNITY SHALL INCLUDE WITHOUT LIMITATION OF THE FOREGOING INDEMNITY, THE INDEMNITY OF EACH OF THE PARTIES INDEMNIFIED HEREIN WITH RESPECT TO CLAIMS, DEMANDS, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES) LIABILITIES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) AND MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE (WHETHER SOLE, CONTRIBUTORY, COMPARATIVE, OR OTHERWISE) OF SUCH AND/OR ANY OTHER INDEMNIFIED PARTY OR FOR WHICH SUCH INDEMNIFIED PARTY MAY HAVE STRICT LIABILITY.

         _ Environmental Matters: The Grantor and each Subsidiary are in compliance with all applicable Environmental Laws and have been issued and will maintain all required federal, state and local permits, licenses, certificates and approvals pertaining to Hazardous Materials. Neither the Grantor nor, to the best of Grantor's knowledge after reasonable investigation, any previous owner or operator of the Mortgaged Property or any other Person, (a) has used or is using the Mortgaged Property in violation of any Environmental Law; (b) has managed, generated, stored, released, discharged, treated, or disposed of any Hazardous Material on any portion of the Mortgaged Property; or (c) has transferred or caused to be transferred any Hazardous Material from the Mortgaged Property to any other location. Except for Hazardous Materials necessary for the routine maintenance of the Mortgaged Property and as used in the ordinary course of the Mortgagor's business, which Hazardous Material shall be used in accordance with all applicable Environmental Laws, the Grantor covenants that it shall not permit any Hazardous Materials to be brought on to the Mortgaged Property, or if so brought or found located thereon, shall be immediately removed, with proper disposal, and all environmental cleanup requirements shall be diligently undertaken pursuant to all Environmental Laws. Neither the Grantor nor any Subsidiary has been notified of any pending or threatened action, suit, proceeding or investigation, and neither the Grantor nor any Subsidiary is aware of any facts, which (i) calls into question, or could reasonably be expected to call into question, compliance by the Grantor or any Subsidiary with any Environmental Laws, (ii) seeks, or could reasonably be expected to form the basis of a meritorious proceeding to seek, to suspend, revoke or terminate any license, permit, certification or approval pertaining to Hazardous Materials that is germane to the conduct of its business, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Grantor or any Subsidiary to be subject to any restrictions on ownership, use, occupancy or transferability under any Environmental Laws.

         Neither the Grantor, nor any Subsidiary, nor, to the best of Grantor's knowledge, any previous owner or operator of the Mortgaged Property or any other Person has used or is using the Mortgaged Property in violation of any Environmental Law, has managed, generated, stored, released, treated, or disposed of any Hazardous Material on any portion of the Mortgaged Property, or transferred or caused to be transferred any Hazardous Material from the Mortgaged Property to any other location except in compliance with all Environmental Laws. Except for Hazardous Materials necessary for the routine maintenance of the Mortgaged Property and as used in the ordinary course of the Grantor's or Subsidiary's business, which Hazardous Material shall be used in accordance with all applicable Environmental Laws, the Grantor and any Subsidiary covenant that they shall not permit any Hazardous Materials to be brought on to the Mortgaged Property, or if so brought or found located thereon, shall be immediately removed, with proper disposal, and all environmental cleanup requirements shall be diligently undertaken pursuant to all Environmental Laws.

                               ARTICLE ________`_

                              AFFIRMATIVE COVENANTS

         Grantor hereby unconditionally covenants and agrees with Beneficiary as follows:

         _ Payment and Performance: Grantor will satisfy and perform the Obligations, including the payment of any sums required thereby, in full and on or before the dates the same are to be satisfied and performed.

         _ Compliance with Legal Requirements: Grantor will promptly and faithfully comply with, conform to and obey in all material respects all Legal Requirements whether or not the same shall necessitate structural changes in or improvements to, or interfere with the use or enjoyment of, the Mortgaged Property, and provided that Grantor shall have the right in good faith to contest any such Legal Requirement provided that the Mortgaged Property affected thereby shall be in no danger of being sold, forfeited or lost pursuant to such contest and provided that adequate reserves have been set aside by Grantor, in accordance with Generally Accepted Accounting Principles, to pay the cost necessary to comply with such Legal Requirement in the event Grantor fails to prevail in such contest. Grantor will procure and continuously maintain in full force and effect all permits, licenses and other authorizations required for construction of improvements, for any permitted use of the Mortgaged Property or any part thereof then being made and for the lawful and proper installation, operation and maintenance of the Mortgaged Property. Grantor will not maintain any nuisance on the Mortgaged Property.

         _ Lien Status: Grantor will defend and protect the lien, security title and security interest status of this Deed of Trust subject only to the Permitted Encumbrances. If Grantor shall fail to satisfy its obligations under this
Section 4.3, Beneficiary shall have the rights granted by Section 10.7 hereof to take such actions as Beneficiary deems necessary to defend and protect the lien, security title and security interest status of this Deed of Trust, subject as aforesaid. Grantor shall reimburse Beneficiary for any losses or Expenses incurred by Beneficiary if an interest in the Mortgaged Property, other than as permitted hereunder, is claimed by others.

         _ Payment of Impositions and Other Amounts:

                              Grantor will duly pay and discharge, or cause to be paid and discharged, the Impositions before the earlier of (i) the day any fine, penalty, interest or cost may be added thereto or imposed thereon or (ii) the day any Lien may be filed for the non-payment thereof; provided, however, that (1) Grantor may, if permitted by law and if such installment payment would not result in the imposition of any fine, penalty or cost on the remaining amount then due, pay the Impositions in installments whether or not interest shall accrue on the unpaid balance of such Impositions, and (2) unless an Event of Default, or any material Default, has occurred and is continuing, Grantor shall not be required to pay and discharge or to cause to be paid and discharged any such Impositions so long as (u) the validity or amount thereof shall be contested diligently and in good faith by appropriate proceedings, (v) the Mortgaged Property shall then be in no danger of being sold, forfeited or lost pursuant to such contest, and (w) adequate reserves have been set aside by Grantor to pay the Impositions, and any fine, penalty, interest or cost that may be added thereto or imposed thereon, in accordance with Generally Accepted Accounting Principles, consistently applied by Grantor in connection therewith.

                              Notwithstanding the foregoing subsection (a), but subject to subsection (c) below, Grantor (i) shall pay all lawful claims and demands of mechanics, materialmen, laborers and others with respect to the Mortgaged Property before the earlier of (y) the day any fine, penalty, interest or cost may be added thereto or imposed thereon or (z) the day any Lien or claim of Lien may be filed for the non-payment thereof; and (ii) shall not create or suffer or permit any mechanic's liens or claims of lien, materialmen's liens or claims of lien, or other liens or claims for lien made by parties claiming to have provided labor or materials with respect to the Mortgaged Property (which liens and claims of lien are herein referred to as "Mechanic's Liens") to attach to or be filed against the Mortgaged Property, whether such Mechanic's Liens are inferior or superior to the lien of this Deed of Trust, except to the extent permitted by subsection (c) below.

                              Notwithstanding the foregoing prohibition against Mechanic's Liens against the Mortgaged Property, Grantor, or any party obligated to Grantor to do so, may in good faith and with reasonable diligence by appropriate proceedings contest the validity or amount of any Mechanic's Lien and defer payment and discharge thereof during the pendency of such contest, provided: (i) that such contest shall have the effect of preventing the sale or forfeiture of the affected Parcels and any part thereof, or any interest therein, to satisfy any such Mechanic's Lien; (ii) that, within twenty (20) days after Grantor has been notified of the filing of any Mechanic's Lien, any affidavit claiming a Mechanic's Lien or any notice of intention to file a Mechanic's Lien, Grantor shall have notified Beneficiary in writing of Grantor's intention to contest such Mechanic's Lien or to cause such other party to contest such Mechanic's Lien; (iii) that to the extent required by applicable Legal Requirements in connection with such contest, Grantor shall deposit with the court or other applicable Person such bonds or other security as is so required; and (iv) that adequate reserves have been set aside by Grantor, in accordance with generally accepted accounting principles, to pay in full such Mechanic's Lien and all interest which may be due in connection therewith.

         _ Repair: Grantor will maintain and preserve the Mortgaged Property in good working order and condition, ordinary wear and tear excepted, and will make all repairs, replacements, renewals, additions, betterments, improvements and alterations thereof and thereto, interior and exterior, structural and non-structural, ordinary and extraordinary, foreseen and unforeseen, which are necessary to keep same in such order and condition.

         _ Insurance: Grantor will maintain or cause to be maintained upon and relating to the Mortgaged Property policies of liability and casualty insurance in amounts and otherwise in accordance with Section ___ of the Credit Agreement and this Section 4.6. In addition to the policies referred to above, Grantor will maintain the following policies:

                              Prior to construction of any improvements on the Mortgaged Property, an "all-risk", completed value, non-reporting builder's risk insurance policy or policies that provide coverage similar to the foregoing must be submitted to the Beneficiary. This policy must be from a company and in an amount satisfactory to the Beneficiary, must have a vandalism and malicious mischief endorsement and must be sufficient to avoid the application of any co-insurance provisions, must include provisions for a minimum 30-day advance written notice of any intended policy cancellation or non-renewal, and must designate the Beneficiary as mortgagee and loss payee in a standard mortgagee endorsement

         Address:             NationsBank, National Association
                                       One Independence Center
                                       15th Floor, NC1-001-15-04
                                       Charlotte, North Carolina 28255
         Attention:           Agency Services

                              The Grantor covenants to maintain or cause to be maintained, by the Grantor and, during the construction of any improvements on the Mortgaged Property, the general contractor, general accident and public liability insurance against all claims for bodily injury, death or property damage occurring upon, in or about any part of the Mortgaged Property. The policies must be from companies and in amounts satisfactory to the Beneficiary. The contractor's policy must include worker's compensation coverage in an amount sufficient to satisfy statutory requirements.

                              An "all-risk" permanent insurance policy must be in effect, and an original certificate from the issuing insurance company evidencing that the policy is in full force and effect must be submitted to the Beneficiary. The policy must be from a company satisfactory to the Beneficiary, must be in an amount satisfactory to the Beneficiary, must eliminate all co-insurance provisions, must include a Replacement Cost and Agreed Amount/Stipulated Value Endorsement, must include a Sinkhole Endorsement, if appropriate, must include provisions for a minimum 30-day advance written notice to the Beneficiary of any intended policy cancellation or non-renewal, and must designate the Beneficiary as mortgagee and loss payee in a standard mortgagee endorsement, as its interest may appear.

                              The Grantor shall, at its own cost, maintain business interruption insurance as to the Buildings now or hereafter comprising a part of the Mortgaged Property. The policy must be from a company and in an amount satisfactory to the Beneficiary and must include provisions for a minimum 30-day advance written notice to the Beneficiary of any intended policy cancellation or non-renewal.

                              If, and to the extent that, the Mortgaged Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Secretary of Housing and Urban Development or by such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to the National Flood Insurance Act of 1968, as such act may from time to time be amended and in effect, or pursuant to any other national or state program of flood insurance, the Grantor shall carry flood insurance with respect to the Mortgaged Property in an amount not less than the maximum amount available under the Flood Disaster Protection Act of 1973 and the regulations issued pursuant thereto, as amended from time to time, in form complying with the "insurance purchase" requirement of that Act.

                              Each such liability insurance policy shall name Beneficiary as an additional insured party with respect to the Mortgaged Property, and each such casualty insurance policy shall name Beneficiary as a loss payee, and shall provide by way of endorsements, riders or otherwise that (i) proceeds will be payable to Beneficiary as its interest may appear; (ii) Beneficiary will be loss payee for all proceeds payable if the proceeds payable are equal to or greater than $50,000 in amount on a per occurrence or claim basis; (iii) such insurance policy shall be renewed, if renewal is available, and shall not be canceled and further, shall not be endorsed, altered or reissued to effect a change in coverage in any manner materially adverse to the Beneficiary, for any reason and to any extent whatsoever unless such insurer shall have first given Beneficiary thirty (30) days' prior written notice thereof; (iv) such insurance policy shall not be impaired by any act or neglect of Grantor or any use of the Mortgaged Property for purposes more hazardous than are permitted by such policy; and (v) Beneficiary may, but shall not be obliged to, make premium payments to prevent any nonrenewal, cancellation, endorsement, alteration or reissuance and such payments shall be accepted by the insurer to prevent same.

                              Beneficiary shall be furnished with the original of each such initial policy or a certificate with a duplicate of such original policy coincident with the execution of this Deed of Trust and satisfactory evidence of renewal thereof not less than thirty (30) days prior to the expiration of the initial or each preceding renewal policy together with receipts or other evidence that the premiums thereon have been paid, with the original of each renewal policy or a certificate with a duplicate of such renewal policy to follow as soon as available or, in any such case, an appropriate broker's certificate in respect thereto. Upon request by Beneficiary, Grantor shall furnish to Beneficiary a statement certified by Grantor or a duly authorized officer of Grantor of the amounts of insurance maintained in compliance with this Section 4.6, a general description of the risks covered by such insurance and of the insurance company or companies which carry such insurance. In addition, Grantor will promptly comply with any and all requirements of any insurer of any portion of the Mortgaged Property and any and all rules and regulations of any insurance commission or board of fire underwriters having jurisdiction over the Mortgaged Property.

         _ Restoration Following Casualty: If any acts or occurrences of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, shall result in damage to or loss or destruction of the Mortgaged Property, Grantor will give prompt notice thereof to Beneficiary. If (a) there are sufficient insurance proceeds or sufficient other amounts available to Grantor to fully pay for the restoration, repair or replacement (hereinafter called "Work") of the Mortgaged Property and (b) no Event of Default shall have occurred and be continuing, then Grantor will so certify to Beneficiary, and will certify that it will, and shall, within 30 days following reaching an agreement with the insurer under the casualty insurance policy relating thereto with regard to the disbursement of insurance proceeds commence and thereafter continue diligently to completion, to restore, repair, replace and rebuild such Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction with such alterations, modifications and/or betterments reasonably deemed necessary or desirable by Grantor in its business judgment. If the conditions set forth in such certificate of Grantor are not satisfied with respect to a casualty, or if Grantor fails to deliver such a certificate to Beneficiary within 180 days following the casualty, or if Grantor shall otherwise fail to restore, repair, replace or rebuild such Mortgaged Property as provided herein, the insurance proceeds related thereto shall be promptly paid to Beneficiary and applied to the outstanding balance of the Obligations.

         _ Application of Proceeds: Insurance proceeds to be used for Work, which proceeds are equal to or greater than $50,000 on a per occurrence or claim basis, initially shall be paid to Beneficiary, and shall be paid out by Beneficiary to Grantor from time to time as the Work progresses, subject to the following conditions: (a) prior to the commencement thereof (other than Work to be performed on an emergency basis to protect the Mortgaged Property or prevent interference therewith), an architect or engineer, reasonably approved by Beneficiary, shall be retained by Grantor (at Grantor's expense) and charged with the supervision of the Work; (b) each request for payment by Grantor shall be made on ten (10) days prior notice to Beneficiary and shall be accompanied by a certificate by an executive officer of Grantor, stating that: (i) all of the Work completed has been completed in substantial compliance with the plans and specifications therefor; (ii) the sum requested is justly required to reimburse Grantor for payments by Grantor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work; and (iii) when added to all sums previously paid out by Grantor, the sum requested does not exceed the value of the Work completed to the date of such certificate; (c) the amount of insurance proceeds remaining in the hands of Beneficiary or remaining to be disbursed by the applicable insurance company, plus any further reserves agreed to be maintained by Grantor in conformity with Generally Accepted Accounting Principles in connection with the Work, will in Beneficiary's reasonable judgment be sufficient to complete the Work; (d) each request shall be accompanied by certification by an executive officer of Grantor or copies of waivers of Lien reasonably satisfactory in form and substance to Beneficiary covering that part of the Work for which payment or reimbursement is being requested; provided, however, that in the event it is customary State practice not to grant such waivers prior to the making of such payments, Grantor shall have obtained affidavits from the parties requesting such payment (i) stating the amount then due and (ii) promising the delivery of the waiver upon the making of the payment; (e) a Default has not occurred and is not continuing since the hazard, casualty or contingency giving rise to payment of the insurance proceeds occurred; (f) in the case of the request for the final disbursement, such request is accompanied by a copy of any certificates of occupancy or other certificate required by any Legal Requirement to render occupancy of the damaged portion of the Mortgaged Property lawful; and (g) if, in Beneficiary's reasonable judgment, the amount of such insurance proceeds will not be sufficient to complete the Work (which determination may be made prior to or from time to time during the performance of the Work), Grantor shall maintain adequate reserves in conformity with Generally Accepted Accounting Principles equal to an amount of money which when added to such insurance proceeds will be sufficient, in Beneficiary's reasonable judgment, to complete the Work. Insurance proceeds to be used for Work, which proceeds are less than $50,000 on a per occurrence or claim basis, initially shall be paid to Grantor and shall be used by Grantor to perform such Work in accordance with its certificate delivered pursuant to Section 4.7, with any excess thereof used to repay the Obligations in accordance with Section 4.7. In the event Grantor elects to restore, repair, replace or rebuild the Mortgaged Property and subsequently fails to comply with any of the conditions set forth herein to disbursement of insurance proceeds, any proceeds remaining to be disbursed, whether held by Grantor, Beneficiary or an insurance company, shall be paid to Beneficiary and, at its option, applied to the outstanding balance of the Obligations.

         _ Inspection: Grantor will permit Trustee, Beneficiary, any of the Lenders and any of their agents, representatives and employees, upon reasonable advance notice to Grantor to inspect the Mortgaged Property at any reasonable time.

         _ Leases:

                              Grantor shall promptly and fully keep, observe and perform, or cause to be kept, observed and performed, all of the material terms, covenants, provisions and agreements imposed upon or assumed by Grantor under any Leases, now or hereafter in effect, including any amendments or supplements to such Leases covering any part of the Mortgaged Property that is affected by the terms, covenants, provisions and agreements imposed upon or assumed by Grantor in such Leases and Grantor will not do or fail to do, or permit or fail to permit to be done, any act or thing, the doing or omission of which will give any party a right to terminate any of such Leases or, in the case of any tenant, to abate the rental or other material payment due thereunder;

                              If Grantor shall, in any manner, fail to comply with subsection (a) above, Grantor agrees that Beneficiary may (but shall not be obligated to) take, upon ten (10) days' written notice to Grantor (or upon lesser notice, or without notice, if Beneficiary reasonably deems that the same is required to protect its interest in the Mortgaged Property), any action which Beneficiary shall reasonably deem necessary or desirable to keep, observe and perform or cause to be kept, observed or performed any such terms, covenants, provisions or agreements and to enter upon the Mortgaged Property and take all action thereon as may be necessary therefor, or to prevent or cure any default by Grantor in the performance of or compliance with any of Grantor's covenants or obligations under said Leases. Beneficiary may rely on any notice of default received from any tenant unless, in connection with any such default or alleged default Grantor in good faith notifies Beneficiary of Grantor's election to contest such default by appropriate procedures and diligently pursues such contest. Grantor shall promptly deliver to Beneficiary a copy of any notice relating to defaults received from any tenant that is a party, or the trustee, receiver or successor for or to a party, to any of said Leases. Beneficiary may expend such sums of money as are reasonable and necessary for any such purposes, and Grantor hereby agrees to pay to Beneficiary, immediately upon demand, all sums so expended by Beneficiary, together with interest thereon from the date of such payment at the Default Rate, and until so paid by Grantor, all sums so expended by Beneficiary and the interest thereon shall be added to the Obligations secured by the lien and legal operation and effect of this Deed of Trust;

                              Grantor will not, without the prior written consent of the Beneficiary, amend, modify, terminate or cancel any of the Leases of any part of the Mortgaged Property.

         _ Appraisals: The Grantor agrees and consents to the Beneficiary ordering a current written appraisal or re-appraisal of the Mortgaged Property to provide the Beneficiary (at the Grantor's expense) at least every three years, and more frequently if reasonably requested by the Beneficiary. Such appraisal shall be by a qualified appraiser designated by and satisfactory to the Beneficiary and must be satisfactory to the Beneficiary in form and substance.

         _ Taxes: Grantor shall pay, together with interest, fines, and penalties, if any, any documentary stamp, recording, transfer, mortgage, intangibles or other taxes or fees whatsoever due under the laws of the State in connection with the making, execution, delivery, filing of record, recordation, assignment, release, or discharge of any of the Loan Documents or in connection with any advances made thereunder. This obligation shall survive the repayment of the Obligations and shall continue for so long as Beneficiary could be assessed for such taxes or fees, or for penalties or interest with respect to such taxes or fees.

         _ Collection Costs: In the event that this Deed of Trust is foreclosed, or in the event this Deed of Trust is put into the hands of an attorney for collection, suit, action or foreclosure, or in the event of the foreclosure of any mortgage prior to or subsequent to this Deed of Trust, in which proceeding Beneficiary is made a party, or in the event of the bankruptcy of Grantor, or an assignment by the Grantor for the benefit of creditors, Grantor, its successors and assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including an amount as attorneys' fees not to exceed such amount as may be permitted by the laws of the applicable State including reasonable actual attorneys' fees for all appellate proceedings and post-judgment action involved therein, which shall be due and payable at once together with all required service or use taxes; the payment of which charges, fees and taxes together with all costs and expenses, shall be secured hereby, and may be recovered in any suit or action hereupon or hereunder.

         _ [Intentionally Omitted.]

         _ Estoppel Certificates: Grantor, upon request of Beneficiary, shall, from time to time, certify to the best of its knowledge to Beneficiary or to any permitted assignee of this Deed of Trust, by an instrument in form satisfactory to Beneficiary or such assignee, in its reasonable discretion, duly acknowledged, inter alia, the amount then owing under the Loan Documents and the date through which interest thereon has been paid, and whether any offsets, counterclaims, credits, or defenses exist against payment thereof or performance of any Obligation of Grantor under the Loan Documents or this Deed of Trust, within ten (10) days of such request. Beneficiary and any permitted assignee of this Deed of Trust shall have the right to rely on any such certification.

         _ Creation and Recordation of Additions and Betterments: Grantor shall arrange for timely recording or filing as required of all documents having to do with additions to or betterments of any portion of the Mortgaged Property, and the covenants and agreements set forth in this Deed of Trust shall apply to all such additions and betterments.

         _ Consents: Grantor will obtain and maintain the consent or approval of any Person whose consent or approval is required to the granting of a Lien on any interest in the Mortgaged Property to the Beneficiary.

         _ Covenants Relating to Encumbered Leases:

                              Grantor will make all payments and otherwise perform in all material respects all obligations in respect of all Encumbered Leases, and, subject to subsection (b) below, will maintain such Encumbered Leases in full force and effect and not allow such Encumbered Leases to lapse or be terminated (except in connection with the exercise by Grantor of a purchase option in respect of the real and other property subject to such Encumbered Lease) or any rights to renew such Encumbered Leases or options to purchase the premises demised thereby to be forfeited or canceled. Grantor will notify Beneficiary of any material default by any party with respect to such Encumbered Leases.

                              Except with respect to the termination of an Encumbered Lease in connection with the exercise by Grantor of a purchase option in respect of any real and other property subject to any Encumbered Lease, Grantor will not, without the written consent of the Beneficiary, cancel or terminate any Encumbered Lease or consent to or accept any cancellation or termination thereof, or amend or otherwise modify any Encumbered Lease or give any consent, waiver or approval thereunder, or waive any default thereunder or breach thereof, agree in any manner to any other amendment, modification or change of any term or condition of any Encumbered Lease, or take any other action in connection with any Encumbered Lease that would, or would be reasonably likely to, individually or in the aggregate, (A) impair the rights and interests of the Beneficiary, (B) result in expiration or termination of any Encumbered Lease prior to ________ __, ____, or (C) prevent the unfettered use by the Grantor of the premises leased thereunder for any and all activities related to the operation of __________________________. Grantor shall exercise all rights to renew the Encumbered Lease by timely notice to the Lessor as required by the Encumbered Lease so that the Encumbered Lease will not expire or terminate prior to ________ __, ____.

                              Subject to the foregoing, if Grantor defaults under subsection (a) hereof by failing to make any payment required to be made by Grantor pursuant to the provisions of any Encumbered Lease or to keep, observe or perform, or cause to be kept, observed or performed, any of the terms, covenants, provisions or agreements of any Encumbered Lease (unless waived by lessor under such Encumbered Lease), Grantor agrees that Beneficiary may (but shall not be obligated to) take any action on behalf of Grantor, to keep or cause to be kept, observed or performed any such terms, covenants, provisions or agreements and to enter upon the Mortgaged Properties (after reasonable advance notice to Grantor) and take all such action thereon as may be reasonably necessary therefor, and all money so expended by Beneficiary, with interest thereon at the Default Rate from the date of each such expenditure, shall be paid by Grantor to Beneficiary promptly upon demand by Beneficiary and shall be added to the indebtedness secured by this Deed of Trust.

                              Grantor covenants and agrees that, unless
         Beneficiary shall otherwise expressly consent in writing, neither Grantor nor its successors or assigns shall suffer or permit the fee title to the property demised by any Encumbered Lease and the leasehold estate thereunder to merge, it being understood and agreed that said estates shall always remain separate and distinct, notwithstanding the union of said estates in any person whomever by purchase or otherwise; and in case Grantor acquires the fee title or any other estate, title or interest in the Mortgaged Property, this Deed of Trust shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust.

                              If any Encumbered Lease shall be terminated prior to the natural expiration of its term due to default by the lessee or tenant thereunder, and if, pursuant to any provision of such Encumbered Lease, the Beneficiary or its designee shall acquire from the lessor a new lease of the Mortgaged Property, Grantor shall have no right, title, or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

         _ Lessor's Bankruptcy:

                              Grantor acknowledges that pursuant to Section 365 of the Bankruptcy Act it is possible that a trustee in bankruptcy of the Lessor under an Encumbered Lease, if any, or Lessor as a debtor-in-possession could reject the Encumbered Lease, if any, in which case Grantor, as lessee, would have the Election described in
         Section 365(h) of the

         Bankruptcy Act to treat such Encumbered Lease as terminated by such rejection or, in the alternative, to remain in possession for the balance of the term of the Encumbered Lease and any renewal or extension thereof that is enforceable by the lessee under applicable nonbankruptcy law.

                      Grantor covenants that it will not suffer or permit the termination of the Encumbered Lease by exercise of the Election or otherwise without the prior written consent of Beneficiary. Grantor acknowledges that since the Encumbered Lease is a primary part of the security for the Obligations secured hereby, it is not anticipated that Beneficiary would consent to termination of the Encumbered Lease in connection with any such election and Beneficiary shall not under any circumstances be obliged to give such consent.

                              In order to secure the covenant made in this
         Section 4.19 and as security for the Obligations, Grantor assigns the Election and all rights related thereto to Beneficiary. Grantor acknowledges and agrees that the foregoing assignment of the Election and related rights is one of the rights which Beneficiary may use at any time in order to protect and preserve the other rights and interests of Beneficiary under this Deed of Trust, since exercise of the Election in favor of terminating the Encumbered Lease would constitute waste hereunder.

                      Grantor acknowledges and agrees that the Election is in the nature of a remedy and is not a property interest which Grantor can separate from the Encumbered Lease. Therefore, Grantor agrees that exercise of the Election in favor of preserving the right to possession under the Encumbered Lease shall not be deemed to constitute a taking or sale of the Mortgaged Property by Beneficiary and shall not entitle Grantor to any credit against the Obligations secured by this Deed of Trust.

                              Grantor acknowledges and agrees that in the event the Election is exercised in favor of Grantor remaining in possession, Grantor's resulting rights under the Encumbered Lease, as adjusted by the effect of Section 365 of the Bankruptcy Act, shall then be part of the Mortgaged Property and shall be subject to the lien created by this Deed of Trust.

         _ Proceeds of Sales of Assets: All proceeds of any sale of all or any part of the Mortgaged Property shall be paid to the Beneficiary and applied to reduce the outstanding balance of the Obligations in accordance with the Credit Agreement.

         _ Change of Name or Address: Within 10 days following any change in Grantor's name or address (as specified in the Loan Documents), Grantor shall give written notice of such change to Beneficiary, and shall promptly execute (and acknowledge, as necessary) all documents and agreements reasonably required by Beneficiary or the Secured Creditors to confirm or maintain the security interests granted herein or in the other Loan Documents.

         _ Environmental Assessment Reports: The Grantor agrees, upon reasonable request of the Beneficiary, to provide the Beneficiary (at the Grantor's or Subsidiary's expense) with a current environmental assessment report of the Mortgaged Property within a reasonable time after such request. Such assessment report shall be in a form satisfactory to the Beneficiary and from an environmental engineer or consultant reasonably satisfactory to the Beneficiary.

         _ Notice of and Response to Environmental Complaint: Grantor shall give to the Beneficiary immediate written notice of any complaint, order, directive, claim, citation or notice by any governmental authority or any Person to Grantor, any Subsidiary or any successor relating to any (a) violation or alleged violation by the Grantor or any Subsidiary of any Environmental Law; (b) release or threatened release by or on behalf of the Grantor or any Subsidiary, or at any facility or property owned or leased or operated by Grantor or any Subsidiary, of any Hazardous Material; or (c) liability or alleged liability of the Grantor or any Subsidiary for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials. Such notice shall include, among other information, the name of the party making the claim, the nature of the claim and the actual or potential amount of the claim. Grantor shall, within the time period permitted and to the extent required by the applicable Environmental Law or the governmental authority responsible for enforcing such Environmental Law, remove, remedy, or respond to or cause to be removed, remedied or responded to, any violation of any Environmental Law or any release of any Hazardous Material or satisfy any liability for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

         _ Indemnificaition: THE GRANTOR HEREBY AGREES THAT IT WILL REIMBURSE THE TRUSTEE, THE BENEFICIARY AND THE SECURED CREDITORS FOR, AND DEFEND, INDEMNIFY AND HOLD THE TRUSTEE, THE BENEFICIARY AND THE SECURED CREDITORS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS HARMLESS FROM AND AGAINST, ANY AND ALL CLAIMS, COSTS, EXPENSES, LOSSES, PENALTIES, LIABILITIES AND DAMAGES (INCLUDING, WITHOUT LIMITATION, ASSESSMENT AND CLEANUP COSTS AND REASONABLE ATTORNEYS', CONSULTANTS' AND OTHER EXPERTS' FEES AND EXPENSES) AND ALL JUDGMENTS, FINES AND PENALTIES INCURRED, ENTERED OR LEVIED AGAINST THE TRUSTEE, THE BENEFICIARY OR SECURED CREDITORS BY ANY GOVERNMENTAL AGENCY OR AUTHORITY ARISING DIRECTLY OR INDIRECTLY FROM, OR AS A RESULT OF OR IN CONNECTION WITH (A) THE USE OF THE MORTGAGED PROPERTY; (B) THE USE OF THE FACILITIES THEREON; (C) THE USE, GENERATION, STORAGE, TRANSPORTATION, TREATMENT, EMISSION, DISCHARGE, DISPOSAL, RELEASE OR HANDLING OF ANY HAZARDOUS MATERIALS AT, UPON OR FROM THE MORTGAGED PROPERTY; OR (D) THE VIOLATION OR ALLEGED VIOLATION OF ANY ENVIRONMENTAL LAW BY GRANTOR OR ANY SUBSIDIARY. THE FOREGOING INDEMNITY SHALL INCLUDE WITHOUT LIMITATION OF THE FOREGOING

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INDEMNITY, THE INDEMNITY OF EACH OF THE PARTIES INDEMNIFIED HEREIN WITH RESPECT
TO CLAIMS, DEMANDS, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES) LIABILITIES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) AND MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE (WHETHER SOLE, CONTRIBUTORY, COMPARATIVE, OR OTHERWISE) OF SUCH AND/OR ANY OTHER INDEMNIFIED PARTY OR FOR WHICH SUCH INDEMNIFIED PARTY MAY HAVE STRICT LIABILITY. THE GRANTOR'S OBLIGATIONS UNDER THIS SECTION 4.24 SHALL SURVIVE THE REPAYMENT OF THE OBLIGATIONS AS DEFINED IN THE CREDIT AGREEMENT, CANCELLATION OF THE LETTERS OF CREDIT, THE OCCURRENCE OF THE FACILITY TERMINATION DATE, AND EXPIRATION OR TERMINATION OF THIS DEED OF TRUST OR ANY FORECLOSURE OR A DEED IN LIEU OF FORECLOSURE OF THIS DEED OF TRUST OR OTHER COLLATERAL SECURING THE OBLIGATIONS.

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                               ARTICLE ________`_

                               NEGATIVE COVENANTS

         Grantor hereby covenants and agrees with Beneficiary that, until all of the Obligations shall have been fully paid, performed, satisfied and discharged, all of the Commitments shall have been terminated in whole, all of the Letters of Credit shall have been canceled and returned to the Issuing Bank and the Facility Termination Date has occurred:

         _ Use Violations: Grantor will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, any portion of the Mortgaged Property in any manner which would result in a violation of Section
4.2 above or make void, voidable or cancelable, or substantially increase the premium of, any insurance then in force with respect thereto.

         _ Waste: Grantor will not commit or permit any waste of the Mortgaged Property or permit any nuisance to be maintained thereon.

         _ Transfer of Mortgaged Property; Partial Release: Grantor will not, without the prior written consent of Beneficiary acting at the direction of the Required Lenders, permit any of the Mortgaged Property to be sold, transferred, conveyed, mortgaged, pledged, encumbered, disposed of, leased or removed at any time (any or all of the foregoing being referred to herein as a "Transfer"). If such Transfer is permitted by the Required Lenders, then, upon at least ten (10) days' prior notice to Beneficiary, Grantor shall have the right to obtain from the Trustee and the Beneficiary, as applicable, the release or reconveyance of such transferred portions of the Mortgaged Property. As a condition of any such release or reconveyance, (i) Grantor shall pay all trustees' fees, recording fees, escrow fees, attorneys' fees and other costs and expenses incurred by Beneficiary and/or Trustee in connection with any release or reconveyance given hereunder; and (ii) Grantor shall deliver to Beneficiary such evidence as Beneficiary reasonably requests that (A) such release or reconveyance of any portion of the Mortgaged Property can be done in compliance with all applicable subdivision and other laws and regulations, and (B) Beneficiary's and the Secured Creditors' rights and remedies with respect to the remaining Mortgaged Property under the Loan Documents will not be impaired by such release or reconveyance.

         _ Rights of Reverter and Powers of Termination: With respect to any fee-owned Parcel of Mortgaged Property subject to a right of reverter or power of termination, and so long as such right or power is or may be enforceable,
Grantor:

                              will not take or omit to take any action or change the use of such Parcel or otherwise so as to enable the beneficiary of such right or power to enforce or obtain the benefit of such reversion or termination; and
                              will not file for or otherwise initiate any proceedings to abandon such Parcel.

                               ARTICLE ________`_

                             DEFAULT AND FORECLOSURE

         _ Remedies: If an Event of Default shall have occurred, and all or any portion of the Obligations then remaining unpaid shall have been declared due and payable in accordance with the Loan Documents, then, without notice or demand, which are hereby expressly waived to the extent permitted under applicable law, the Trustee or Beneficiary, as applicable, may exercise any or all of the following rights, remedies and recourses:

                              Entry Upon Mortgaged Property: To the extent permitted by applicable Legal Requirements, enter upon all or any part of the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Beneficiary's prior written consent thereto, Trustee or Beneficiary, as applicable, may invoke any and all legal remedies to dispossess Grantor, including without limitation one or more actions for forcible entry and detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.

                              Operation of Mortgaged Property:

                              1____ To the extent permitted by applicable Legal
                      Requirements, by itself or by the appointment of a receiver in accordance with applicable Legal Requirements, hold, lease, manage, operate or otherwise use or permit the use of all or any portion of the Mortgaged Property, either by itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Trustee or Beneficiary, as applicable, may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary shall reasonably deem necessary or desirable), and apply all Rents and other amounts collected by Trustee or Beneficiary in connection therewith in accordance with the provisions of Section 6.6 below.

                          2____ To the extent permitted by applicable Legal
                      Requirements, as attorney-in-fact or agent of the Grantor, or in its own name as Beneficiary or by the appointment of a receiver in accordance with applicable Legal Requirements and under the powers herein granted, hold, operate, manage, and control all or any portion of the Mortgaged Property and conduct the business, if any, thereof, either personally or by its agents, and to exercise the powers described in Section 8.3 hereof. Such remedies may be exercised cumulatively and concurrently, and in this respect Beneficiary shall be entitled to avail itself of the benefits and rights stated in Section 6.3 below.

                              Foreclosure:

                              3____ Institute a proceeding, judicial or
                      otherwise, for the complete foreclosure of this Deed of Trust to the fullest extent permitted by law; or (ii) institute a proceeding or proceedings, judicial or otherwise, for the partial foreclosure of this Deed of Trust, as permitted by applicable Legal Requirements for the portion of the Obligations then due and payable, with this Deed of Trust then continuing unimpaired and without loss of priority so as to secure the balance of the Obligations.

                              Special State Provisions:

                              4____ California. To the extent the applicable
                      portion of the Mortgaged Property is situated in the State of California, such foreclosure proceedings shall include without limitation non-judicial foreclosure pursuant to exercise of a power of sale in accordance with the provisions of California law, including without limitation, the California Civil Code and the California Code of Civil Procedure, as amended, supplemented and/or superseded from time to time, in accordance with the following: upon the occurrence of an Event of Default, Beneficiary may execute and deliver to Trustee a written declaration of default and demand for sale and written notice of default and of election to cause all or any part of the Mortgaged Property to be sold, which notice (or a similar statutory notice prepared by Trustee) Trustee shall cause to be filed for record in the office of the recorder of each county wherein any part of the Mortgaged Property is situated; and after the lapse of such time as may then be required by law following the recordation of such notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Grantor, shall sell such property at the time and place fixed by it in such notice of sale, either as a whole or in separate parcels and in such order as Beneficiary may direct (Grantor waiving any right to direct the order of sale), at public auction to the highest bidder for cash in lawful money of the United States (or cash equivalents acceptable to Trustee to the extent permitted by applicable law), payable at the time of sale. Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at such time and place of sale, and from time to time after any such postponement may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale its deed conveying the property so sold, but without any covenant or warranty, express or implied, and the recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including Trustee or Beneficiary, may purchase at such sale, and any bid by Beneficiary may be, in whole or in part, in the form of cancellation of all or any part of the

                      Obligations. Any such sale shall be free and clear of any interest of Grantor and of any lease, encumbrance or other matter affecting the property so sold which is subject or subordinate to this Deed of Trust, except that any such sale shall not result in the termination of any such lease
                      (A) if and to the extent otherwise provided in any estoppel or other agreement executed by the tenant under such lease and Beneficiary, or (B) to the extent permitted by applicable law, if the purchaser at such sale gives written notice to such tenant, within 30 days after date of sale, that the lease will continue in effect.

                              5____ Colorado. To the extent the applicable
                      portion of the Mortgaged Property is situated in the State of Colorado, the following provisions shall apply:

                                       (A) If any portion of the Mortgaged
                              Property is leased or demised, and as additional security for the Obligations secured hereby, Grantor hereby assigns and pledges to Beneficiary the Rents, provided that Grantor shall, prior to acceleration hereunder or abandonment of the Land and Improvements, have the right to collect and retain the Rents as they become due and payable. Without notice to or prior consent of the Grantor, upon an Event of Default, acceleration hereunder or abandonment of the Land and Improvements, Beneficiary, in person, by agent or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Land and Improvements, and to collect the Rents, including those past due. All Rents collected by Beneficiary or such receiver shall be applied first to payment of the costs of management of the Land and Improvements and collection of the Rents, including, but not limited to, receiver's fees, premiums on receiver's bonds and the Obligations secured hereby. Beneficiary and such receiver shall be liable to account only for those Rents actually received.

                                       (B) Beneficiary and/or the Receiver may
                              exercise any and all applicable remedies available to the secured party pursuant to the Colorado Revised Statutes.

                              6____ Texas. To the extent the applicable portion
                      of the Mortgaged Property is situated in the State of Texas, such foreclosure proceedings shall include without limitation non-judicial foreclosure pursuant to a power of private sale in accordance with Section 51.002 of the Texas Property Code, as amended, supplemented and/or superseded from time to time, in accordance with the following: upon the occurrence of an Event of Default, it shall thereupon, or at any time thereafter, be the duty of the Trustee, at the request of Beneficiary (which request is hereby conclusively presumed), to enforce this Deed of Trust by selling, in one or more sales as Trustee may elect, the

                      Mortgaged Property situated in the State of Texas and then subject to the lien hereof; and after advertising the time, place and terms of the sale of the Mortgaged Property then subject to the lien hereof, and mailing and filing notices as required by Section 51.002 of the Texas Property Code, as then amended, supplemented and/or superseded, and otherwise complying with said statute, the Trustee shall sell the Mortgaged Property then subject to the lien hereof, at public auction in accordance with such notices on the first Tuesday in any month between the hours of 10:00 a.m. and 4:00 p.m. to the highest bidder for cash in lawful money of the United States, selling all of the Mortgaged Property as an entirety or in such parcels as the Trustee may elect, and make due conveyance to the purchaser or purchasers, with general warranty binding Grantor, its successors and assigns. The Beneficiary may, at its option, accomplish all or any of the aforesaid in such manner as permitted or required by
                      Section 51.002, Property Code of the State of Texas relating to the sale of real estate or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said section and chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. In the event of a foreclosure of the Mortgaged Property, the Grantor expressly acknowledges and agrees that the fair market value of the Mortgaged Property shall be deemed to be the value determined by an appraisal obtained by the Beneficiary prior to or on such foreclosure date. The Grantor expressly waives any right or remedy set forth in
                      Section 51.003, Property Code of the State of Texas with respect to such fair market value. The recitals in the conveyance to the purchaser or purchasers of the Mortgaged Property shall be full and conclusive evidence of the truth of the matter therein stated, and all prerequisites to such sale shall be presumed to have been performed and such sale and conveyance shall be conclusive against the Grantor, its successors and assigns. Said sale shall forever be a bar against the Grantor, its successors and assigns, and all other persons claiming under Grantor. This Instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of an Event of Default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law. To the extent, if any, required to cause this Instrument to be so effective as a mortgage, as well as a deed of trust, Grantor hereby mortgages the Mortgaged Property to Trustee and Beneficiary. In addition to and cumulative of the remedies provided in this subsection (d)(i), the Beneficiary may foreclose or cause to be foreclosed the lien and security interest of this Deed of Trust, in whole or in part, through judicial foreclosure or in any other manner as may at any time be authorized under the laws of the State of Texas. Beneficiary shall have the right to bid for the Mortgaged Property situated in Texas and to become the purchaser at any sale made pursuant to this subsection (d)(i), if it is the highest bidder therefor, and in lieu of paying cash therefor may make settlement for the purchase price by crediting against the Obligations the amount of the bid made, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder and any other sums which Trustee or Beneficiary is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid. If foreclosure is commenced by the Trustee, the Beneficiary may at any time before the sale direct the Trustee to abandon the sale, and may at any time or times thereafter direct the Trustee to again commence foreclosure; or, irrespective of whether foreclosure is commenced by the Trustee, the Beneficiary may at any time after an Event of Default institute suit for foreclosure of the lien of this Deed of Trust. If Beneficiary should institute suit for foreclosure of the lien of this Deed of Trust, Beneficiary may at any time before the entry of final judgment dismiss the same, and require the Trustee to sell all or any part of the Mortgaged Property situated in Texas in accordance with the provisions of this Deed of Trust. No single sale or series of sales by the Trustee or by any substitute or successor Trustee under this Deed of Trust and no judicial foreclosure shall extinguish the lien or exhaust the power of sale under this Deed of Trust except with respect to the items of property sold, but such lien and power shall exist for so long as, and may be exercised in any manner provided by law or as provided in this Deed of Trust as often as the circumstances require to give Beneficiary full relief hereunder. Grantor agrees for itself and its trustees, receivers, successors and assigns that if any of them shall hold possession of the Mortgaged Property or any part thereof subsequent to foreclosure of the lien hereof, Grantor, or the parties so holding possession, shall become and be considered as tenants at will of the purchaser or purchasers at such foreclosure sale or sales; and any such tenant failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to such purchaser or purchasers for rental on said premises, and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, all damages which may be sustained by any such tenant as a result thereof being hereby expressly waived.

                              Sale: To the extent permitted by applicable Legal Requirements, sell or offer for sale the Mortgaged Property, in such portions, order and parcels as Trustee or Beneficiary, as the case may be, may determine, with or without having first taken possession of same, to the highest bidder for cash in lawful money of the United States at public auction in accordance with applicable Legal Requirements, or the UCC, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Mortgaged Property. Trustee or Beneficiary, as the case may be, may postpone any sale by public announcement at the time and place noticed for the sale. If the Mortgaged Property consists of several lots, Parcels or items of property, Trustee or Beneficiary, as the case may be, may, in its sole discretion and to the extent permitted by applicable law: (i) designate the order in which such lots, parcels or items shall be offered for sale or sales, or (ii) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales or in any other manner Trustee or

         Beneficiary, as the case may be, deems in its best interest. Should Trustee or Beneficiary, as the case may be, desire that more than one sale or other disposition of the Mortgaged Property or any portion thereof be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Trustee or Beneficiary, as the case may be, may deem to be in its best interests, no such sale shall terminate or otherwise affect the lien and security interest of this Deed of Trust on any part of the Mortgaged Property not sold until all the Obligations have been fully satisfied and all Commitments of the Lenders under the Credit Agreement have been fully terminated and all Letters of Credit issued under the Credit Agreement shall have been canceled and returned to the Issuing Bank, and the Facility Termination Date has occurred. Grantor shall pay the Expenses of any sale of the Mortgaged Property, whether one or more, and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and shall pay all expenses, liabilities and advances made or incurred by Trustee or Beneficiary, as the case may be, in connection with such sale or sales, together with interest on all such advances made by Trustee or Beneficiary, as the case may be, at the Default Rate. Upon any sale hereunder, Trustee or Beneficiary, as the case may be, shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession; and the recitals in any such deed or deeds of facts, such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts; and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.

                              Trustee or Receiver: Prior to, upon or at any time after, commencement of foreclosure of the lien, security title and security interest provided for herein or any legal proceedings pursuant hereto, make application to a court of competent jurisdiction for appointment of a receiver of the Mortgaged Property. Such application may be made as a matter of strict right and without notice to Grantor (unless notice is required by applicable Legal Requirements and such right of notice may not be waived) or regard to the adequacy of the Mortgaged Property or insolvency of the Grantor or any person who may be legally or equitably liable to pay the Obligations and without giving bond to Grantor (unless bond is required by applicable Legal Requirements and such right of bond may not be waived), and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property all upon such terms as may be approved by the court, and shall apply the Rents in accordance with the provisions of this Deed of Trust.

                              Separate Sales: To the extent permitted by applicable Legal Requirements, the Mortgaged Property may be sold in one or more Parcels and in such manner and order as Trustee and Beneficiary, as applicable, in their sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

                              Other: Exercise any and all other rights, remedies and recourses granted under the Loan Documents or now or hereafter existing in equity or at law, by virtue of statute or otherwise, including, without limitation, the right, in the Deed of Trust States, to bring an action in any court of competent jurisdiction to foreclose this instrument as a realty mortgage or enforce any of the terms hereof.

                              Remedies Cumulative, Concurrent and Nonexclusive:
         Trustee and Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the UCC in effect and applicable to the Mortgaged Property) and, except as limited by applicable Legal Requirements, the same (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently against the Grantor or against all or any portion of the Mortgaged Property, at the sole discretion of Trustee or Beneficiary, as the case may be; (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (d) are intended to be, and shall be nonexclusive.

                      (j) Collection of Costs and Expenses: The Trustee and the Beneficiary shall be entitled to receive all costs and expenses of the sale or repossession of the Mortgaged Property including the Trustee's fees and reasonable attorneys' fees or receivers reasonable fee or commission, if any, title and abstracting charges, reasonable attorneys' fees and a reasonable auctioneer's fees, and all other costs and expenses incurred in exercising its remedies hereunder.

         _ No Conditions Precedent to Exercise of Remedies: The Grantor shall be relieved of any obligation it has under the Loan Documents by reason of (i) the release, regardless of consideration, of any of the Mortgaged Property or any other collateral held pursuant to the Loan Documents or the addition of any other property to the Mortgaged Property or any other such collateral; (ii) any agreement or stipulation between any subsequent owner of all or any portion of the Mortgaged Property and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to the Grantor, and in such event the Grantor shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary; or (iii) any other acts or occurrence, save and except the full payment and performance of all of the Obligations, and the termination of the Commitments of the Lenders under the Credit Agreement and the cancellation and return to the Issuing Bank of all Letters of Credit issued under the Credit Agreement and the occurrence of the Facility Termination Date.

         _ Release of and Resort to Collateral: To the fullest extent permitted by law, Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Obligations, to the fullest extent permitted by applicable Legal Requirements, Beneficiary may resort to any other security therefor held by Trustee in such order and manner as Beneficiary may elect, and such resort may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

         _ Waivers: To the fullest extent permitted by applicable Legal Requirements, Grantor hereby irrevocably and unconditionally WAIVES and RELEASES
(a) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, homestead exemption, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) except as otherwise provided in the Loan Documents, all notices of any demand, presentment, Event of Default, intent to accelerate or acceleration or the election by Trustee or Beneficiary, as applicable, to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents; (c) any right to a marshalling of assets or a sale in inverse order of alienation; (d) any restrictions or conditions upon the exercise by the Trustee or the Beneficiary, as applicable, of the remedies set forth in Section
6.1 and (e) in Texas, the exemption of homestead. The Grantor expressly waives and relinquishes any right or remedy that it may have or be able to assert by reason of the provisions of Chapter 34 of the Business and Commerce Code of the State of Texas pertaining to the rights and remedies of sureties.

         _ Discontinuance of Proceedings: To the extent permitted by applicable Legal Requirements, in case Trustee or Beneficiary, as the case may be, shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Trustee or Beneficiary, as the case may be, shall have the unqualified right so to do and, in such an event, Grantor, Trustee and Beneficiary shall be restored to their former positions with respect to the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Trustee and Beneficiary shall continue as if same had never been invoked.

         _ Application of Proceeds:

                              To the extent permitted by applicable Legal
         Requirements, all proceeds received from the sale or other dispositions of the Mortgaged Property, including but not limited to, the Rents and other income generated by the holding, leasing, operating or other use of the Mortgaged Property, pursuant to Article 6 of this Deed of Trust shall be applied by the Trustee and/or Beneficiary (or the receiver, if one is appointed), as applicable, to the extent that funds are so available therefrom, in accordance with the following priorities:

                      First: to the costs and expenses of the sale or possession of the Mortgaged Property including the Trustee's or receiver's reasonable fee or commission, if any, title and abstracting charges, reasonable attorneys' fees and a reasonable auctioneer's fee if such expense has been incurred;

                      Second: to the satisfaction of the Obligations;

                      Third: to the payment to whomsoever shall be entitled thereto under applicable Legal Requirements, if the person who made the sale knows who is entitled thereto. Otherwise, the surplus shall be paid to the clerk of the superior, district or circuit court (or other court having jurisdiction) of the county where the sale was had.

                              If the Trustee and/or Beneficiary shall be ordered, in connection with any bankruptcy, insolvency or reorganization of the Grantor to restore or repay to or for the account of the Grantor or any of its creditors any amount theretofore received under this Section 6.6, the amount for such restoration or repayment shall be deemed to be an Obligation so as to place the Trustee and/or Beneficiary in the position they would have been in had such amount never been received by any party hereto.

         _ Cooperation: If an Event of Default shall occur, Grantor will use its best efforts to cooperate with Trustee and Beneficiary and promptly do all things reasonably required of it toward obtaining all necessary authority and permission from any governmental authority or otherwise to accomplish any disposition, abandonment or change in use of the Mortgaged Property (or any portion thereof) as Trustee or Beneficiary, as the case may be, may request in connection with the exercise of its rights and powers hereunder and under the other Loan Documents. Without limiting the generality of the foregoing, following an Event of Default and reasonable advance notice to Grantor, Grantor agrees to relocate operations located on the Mortgaged Property to accommodate the disposition, abandonment, change in use or foreclosure by Trustee or Beneficiary, as the case may be, of any portion thereof, provided that such relocation does not materially violate any Legal Requirement applicable to Grantor or the Mortgaged Property.




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                               ARTICLE ________`_

                                  CONDEMNATION

         _ General: Promptly following the date on which an executive officer of Grantor obtains knowledge of the institution or the threatened institution of any proceeding for the condemnation of all or any portion of the Mortgaged Property, Grantor shall notify Trustee and Beneficiary of such fact. Grantor shall then, unless Beneficiary waives this requirement, file or defend its claim in respect of such proceeding and prosecute same with due diligence to its final disposition. Grantor may be the nominal party in such proceeding but Beneficiary shall be entitled to participate in same and to be represented therein by counsel of its own choice, and Grantor will deliver or cause to be delivered to Beneficiary such instruments as may be reasonably requested by it from time to time to permit such participation. All proceeds received from any such condemnation proceeding shall be paid to Beneficiary and applied to reduce the outstanding balance of the Obligations.

         _ Rebuilding, Restoration and Repair: In the event (i) only a portion of the Mortgaged Property is taken, (ii) Grantor elects to rebuild, restore or repair the remaining portion of the Mortgaged Property, and (iii) the cost of the rebuilding, restoration or repair reasonably estimated by Beneficiary shall not exceed $50,000, then Grantor shall deliver to Beneficiary plans and specifications for such rebuilding, restoration or repair; and Grantor shall thereafter commence the rebuilding, restoration or repair in accordance with the plans and specifications required pursuant to the preceding provisions within one hundred eighty (180) days after the date of the disbursement of the award or settlement, and complete same to the satisfaction of the Beneficiary within a reasonable time thereafter. Upon completion of such rebuilding, restoration and repair in accordance with the preceding provisions, Grantor may apply such amount or settlement to the costs of such rebuilding, restoration or repair. If
(i) there is a total condemnation of the Mortgaged Property, or (ii) if the cost of rebuilding, restoration or repair is reasonably estimated to be in excess of $50,000, or (iii) if Grantor elects not to rebuild, restore or repair as specified above, or (iv) the requirements set forth above for rebuilding, restoration or repair after a partial condemnation are not met to Beneficiary's satisfaction, then Grantor shall pay to Beneficiary such award or settlement to be applied to reduce the outstanding balance of the Obligations.

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                               ARTICLE ________`_

              SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS

         _ Assignment: Subject to the terms and conditions hereinafter set forth, Grantor as debtor does hereby irrevocably transfer, assign and deliver unto Beneficiary as secured party for its benefit and the ratable benefit of the Secured Creditors, as security for the payment and performance of the Obligations, and grant a security interest in, all of the right, title and interest of Grantor in and to all of the following:

                                       The Encumbered Leases;
                                       The Leases;
                                       The Rents;
                                       The Fixtures; and
                                       The Personalty.

         This assignment of rentals and any other assignments required by the provisions hereof shall terminate and become null and void upon release of this Deed of Trust.

         The Grantor shall execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and such further assurances as required by applicable law or as Beneficiary may, from time to time, consider reasonably necessary to create, perfect and preserve Beneficiary's security interest herein granted, and Grantor will (or Beneficiary at its option may) cause such statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

         Trustee and Beneficiary shall have all the rights, remedies and recourses with respect to the Personalty, Fixtures, Leases and Rents afforded a secured party by the aforesaid Uniform Commercial Code in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Loan Documents and at law.

         Pursuant to the Texas Business and Commerce Code, this Deed of Trust shall be effective as a Financing Statement filed as a fixture filing from the date of its filing for record covering the Fixtures and Personalty. The addresses of Grantor, as Debtor, and Beneficiary, as Secured Party, are as set forth herein. The above described goods are or are to become fixtures related to the Land and Improvements of which the Grantor is record title owner or lessee.

         This instrument covers goods that are or are to become fixtures on the Land described herein. This instrument shall be deemed to be a fixture filing and for such purpose the following information is set forth:

                      (1) Name and Address of Debtor: as set forth on page 2 hereof.

                      (2) Name and Address of Secured Party: as set forth on page 2 hereof.

                      (3) Description of the types (or items) of property covered by this financing statement: as set forth in Section 1.1 and this Section 8.1.

                      (4) Description of real estate to which collateral is attached or upon which it is located: as set forth on Exhibit "A".

         _ Collection of Rents: Grantor absolutely and irrevocably assigns to Beneficiary, with or without taking possession of the Land or the Buildings, the Rents, and hereby authorizes and empowers Beneficiary to collect the Rents as the same shall become due, and does hereby irrevocably direct each and all of the lessees, sublessees, licensees, or other occupants of the Mortgaged Property to pay to Beneficiary, upon demand by Beneficiary, the Rents. The foregoing assignment shall not impose upon Beneficiary any duty to produce Rents from the Mortgaged Property, and shall not cause Beneficiary to be a "mortgagee-in-possession" for any purpose.

         _ Beneficiary's Powers of Attorney: Grantor does hereby irrevocably constitute and appoint Beneficiary, while this Deed of Trust remains in force and effect, its true and lawful attorney-in-fact, coupled with an interest and with full power of substitution, delegation and revocation, for Grantor and in its name, place and stead, to enter and take possession of the Mortgaged Property after an Event of Default by actual physical possession without the commencement of any action to foreclose this Deed of Trust or to exercise any power of sale Beneficiary may have hereunder and to do and perform any or all of the following actions, as fully as Grantor could do if personally present, hereby ratifying and confirming all that Beneficiary, as attorney or its substitute, shall lawfully do or cause to be done by virtue hereof:

                              to enter into subordination and non-disturbance agreements with respect to any Leases or with any of the lessees under any of the Leases;

                              to demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts, releases, discharges or other instruments for all Rents, issues, and other amounts that may hereafter become due, owing or payable with respect to the Mortgaged Property or any part thereof from any present or future lessees, sublessees, licensees or other occupants thereof;

                              to institute, prosecute to completion, or compromise and settle, all summary proceedings, actions for rent or for removing any and all lessees, sublessees, licensees or other occupants of the Mortgaged Property or any part or parts thereof;

                              to enforce or enjoin or restrain the violation of any of the terms, provisions and conditions of any of the Leases;

                              to pay, from and out of any Rents and issues collected in respect of the Mortgaged Property or any part thereof, or from or out of any other funds, any taxes, assessments, water rates, sewer rates, or other government charges levied, assessed, or imposed against the Mortgaged Property, or any portion thereof, and also any and all other charges, costs and expenses which it may be reasonably necessary or advisable for Beneficiary to pay in the management or operation of the Mortgaged Property, including commissions for renting the Mortgaged Property or any portion thereof, management and consulting fees, and legal expenses incurred in enforcing claims, drafting and negotiating documents or for any other services that may be required;

                              to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Personalty;

                              to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with subsection (f) above;

                              to file any claims or take any action or institute any proceedings which the Beneficiary may deem necessary or desirable for the collection of any of the Personalty or otherwise to enforce the rights of the Beneficiary with respect to any of the Personalty, including without limitation the execution, delivery and filing of financing statements, continuation statements, affidavits or other security instruments and agreements necessary to perfect, confirm and continue in effect the lien of this Deed of Trust with respect to the Leases, the Rents, the Fixtures and the Personalty; and

                              to generally do, execute, and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Mortgaged Property, the Leases and the Personalty, as fully as Grantor might do; provided, however, that this Assignment shall not operate to place upon Beneficiary any responsibility or obligation to take any of the above actions or any action whatsoever with respect to the operation, control, care, management or repair of the Mortgaged Property, and that any action taken or failure or refusal to act by Beneficiary under this Agreement shall be at Beneficiary's election and without any liability on its part.

         _ Grantor Remains Liable: Anything herein to the contrary notwithstanding:

                              Grantor shall remain liable under the Leases to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Deed of Trust had not been executed;

                              the exercise by the Beneficiary of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under any of the Leases; and

                      (c) the Beneficiary shall not have any obligation or liability under any of the Leases to any person or entity under this Deed of Trust nor shall the Beneficiary be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claims thereunder.

         _ Grantor's Representation and Waranties: Grantor represents and warrants that:

                              No Rents, nor any part thereof becoming due subsequent to the date hereof, have been collected with respect to the Leases (excepting an amount not exceeding one month's installment under the Leases), nor has payment of any of the same been anticipated, waived, released, discounted or otherwise discharged or compromised;

                              This Deed of Trust creates a valid security interest in the Personalty as security for the payment and performance of the Obligations. Upon the filing of financing statements (the "Financing Statement") under the UCC naming the Grantor as debtor and the Beneficiary as secured party and covering the Personalty, such security interests shall be perfected under the UCC and such security interests are not subject to any prior lien, or to any agreement purporting to grant to any Person, other than the Beneficiary, a security interest in any of the Personalty, in each case other than with respect to the Permitted Encumbrances. No further filings, recordings or other actions are necessary to perfect or maintain the priority of such security interests other than the filing of UCC continuation statements on or prior to the date required by applicable Legal Requirements. The Financing Statements are in appropriate form and have been duly filed pursuant to the UCC;

                              The chief place of business and chief executive office of the Grantor are located at the address first specified above for the Grantor;

                              Each of the Leases described in Section 4.10 hereof, as amended to the date of execution and delivery hereof, true and complete copies of which have been delivered to the Beneficiary, has been duly authorized, executed and delivered by Grantor (and to Grantor's knowledge all other parties thereto) and is in full force and effect and binding upon and enforceable against Grantor and, to Grantor's knowledge, against the other parties thereto, in accordance with its terms. No event has occurred and is continuing, or will occur as a result of the performance of this Deed of Trust, that constitutes or would constitute any material event of default under any of the Leases or would constitute such an event of default but for the requirement that notice be given or time lapse or both.

         _ Grantor's Covenants: In addition to Grantor's obligations in Section 4.10, Grantor covenants and agrees with respect to the Leases described in
Section 4.10 hereof that:

                              It will perform and observe each of its material
obligations under the terms of the Leases now or hereafter in effect (except when the amount or validity of such obligations is being contested in good faith) and use best efforts to cause the other parties thereto to comply with their obligations thereunder;

                              It will, upon the reasonable written request by
Beneficiary, while this Assignment remains in force and effect, serve written notices of this Assignment upon any lessor or lessee, sublessee, licensee, or other occupant of any portion of the Mortgaged Property or include among the written provisions of any instrument hereafter creating any such lease, sublease, license, or right of occupancy specific reference to this Assignment, and make, execute and deliver all such powers of attorney or instrument of pledge or assignment, and such other instrument or documents as Beneficiary may reasonably request at any time for the purpose of securing its rights hereunder;

                              It will furnish to Beneficiary, promptly following
demand, true copies of all Leases hereafter executed and true copies of each agreement or letter effecting the renewal, amendment or modification of any Lease; and in each case after request by the Beneficiary, furnish to the Beneficiary promptly following receipt thereof copies of all notices, requests and other documents received by the Grantor under or pursuant to the Leases during the term of each of the Leases and from time to time (A) furnish to Beneficiary such information and reports regarding the Leases as the Beneficiary may reasonably request, and (B) promptly following request of the Beneficiary make such demands and requests for information or action upon such person, firm, corporation, or other entity as the Grantor is entitled to make under the Leases;

                              It will cause the security interest in the
Personalty to remain a continuously perfected, first priority security interest free and clear of any liens (other than the Beneficiary's lien hereunder and the Permitted Encumbrances), and from time to time, at its own expense, the Grantor will promptly execute and deliver all further instruments and documents and take all further action, that may be necessary or desirable, or that the Beneficiary may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Beneficiary to otherwise enforce its rights and remedies hereunder with respect to the Personalty. Without limiting the generality of the foregoing or of Section 4.3 hereof, the Grantor will: (i) at the request of the Beneficiary, mark conspicuously any item of chattel paper relating to or evidencing the Personalty with a legend, in form and substance satisfactory to the Beneficiary, indicating that the Personalty is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other collateral assignments, security agreements, instruments or notices, as may be necessary or desirable, or as the Beneficiary may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, and (iii) defend the title to the Personalty and the Beneficiary's lien thereon and security interest therein against the claim of any person, firm, corporation, or other entity claiming against or through Grantor and will maintain and preserve such lien and security interest so long as this Deed of Trust shall remain in effect;

                              It authorizes the Beneficiary to file one or more
financing or continuation statements, and amendments thereto, relative to all or any part of the Personalty without the signature of the Grantor where permitted by law; and

                              It will furnish to the Beneficiary from time to
time statements and schedules further identifying and describing the Personalty and such other reports in connection with the Personalty as the Beneficiary may reasonably request, all in reasonable detail.

         _ Effect of Release of Mortgaged Property: The Grantor hereby consents to, and hereby agrees that the rights of the Beneficiary and the security interests hereunder, and the obligations of the Grantor hereunder, to the fullest extent permitted by applicable Legal Requirements, shall not be affected by any and all releases of any of the Mortgaged Property from the liens or security interests created by this Deed of Trust or otherwise, whether for purposes of sales or other dispositions of assets or for some other purpose, except to the extent expressly provided herein, by any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness secured hereby, or subordinating, modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof, each such agreement to be in writing to be binding and effective, by exercising or refraining from exercising or waiving any right Beneficiary may have hereunder, or by accepting additional security of any kind or additional parties to the Obligations secured hereby or instruments creating or evidencing such.

         _ Hold Harmless: WITHOUT LIMITATION OF THE INDEMNITY SET FORTH IN
SECTION 10.15, GRANTOR HEREBY AGREES TO INDEMNIFY AND HOLD THE TRUSTEE, THE BENEFICIARY, AND THE SECURED CREDITORS HARMLESS (A) AGAINST AND FROM ANY AND ALL LIABILITY, LOSS, DAMAGE AND EXPENSE, INCLUDING REASONABLE ATTORNEYS' FEES, WHICH IT MAY OR SHALL INCUR UNDER OR IN CONNECTION WITH THE EXERCISE BY BENEFICIARY OF ITS RIGHTS HEREUNDER IN RESPECT OF ANY OF THE LEASES, OR BY REASON OF ANY ACTION TAKEN OR EXPENSES PAID OR INCURRED BY BENEFICIARY UNDER AND IN ACCORDANCE WITH THE TERMS OF THIS DEED OF TRUST, AND (B) AGAINST AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST GRANTOR BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKING ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS AND CONDITIONS CONTAINED IN ANY OF THE LEASES. SHOULD BENEFICIARY PAY OR INCUR ANY SUCH LIABILITY, LOSS, DAMAGE OR EXPENSE, THE AMOUNT THEREOF, TOGETHER WITH INTEREST THEREON FROM THE DATE OF SUCH PAYMENT AT THE DEFAULT RATE, SHALL BE PAYABLE BY GRANTOR TO BENEFICIARY IMMEDIATELY UPON DEMAND THEREFOR; AND UNTIL SO PAID BY GRANTOR, ALL SUMS SO EXPENDED BY BENEFICIARY, AND

INTEREST THEREON, SHALL BE ADDED TO THE OBLIGATIONS AND SECURED BY THE LIEN AND LEGAL OPERATION AND EFFECT OF THIS DEED OF TRUST. AT ITS OPTION, BENEFICIARY MAY REIMBURSE ITSELF THEREFOR OUT OF ANY RENTS WHICH IT HAS COLLECTED OR MAY COLLECT. THE FOREGOING INDEMNITY SHALL INCLUDE WITHOUT LIMITATION OF THE FOREGOING INDEMNITY, THE INDEMNITY OF EACH OF THE PARTIES INDEMNIFIED HEREIN WITH RESPECT TO CLAIMS, DEMANDS, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES) LIABILITIES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) AND MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE (WHETHER SOLE, CONTRIBUTORY, COMPARATIVE, OR OTHERWISE) OF SUCH AND/OR ANY OTHER INDEMNIFIED PARTY OR FOR WHICH SUCH INDEMNIFIED PARTY MAY HAVE STRICT LIABILITY.

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                               ARTICLE ________`_

                             CONCERNING THE TRUSTEE

         _ No Required Action: Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in or defend any action, suit or other proceeding in connection therewith where in his opinion such action will be likely to involve him in expense or liability, unless requested to do so by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to it against any and all costs, expense and liabilities arising therefrom. Trustee shall not be responsible for the execution, acknowledgment or validity of the Loan Documents or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Beneficiary.

         _ Certain Rights: With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (a) to select, employ and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel; (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through its agents or attorneys; (c) to select and employ, in and about the execution of its duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith; and (d) to take any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable, except for its gross negligence or misconduct, in case of entry by it, or anyone entering by virtue of the owners herein granted to it, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder believed by it in good faith to be genuine. Trustee shall be entitled to reimbursement for reasonable expenses incurred by it in the performance of its duties hereunder and to reasonable compensation for such of its services hereunder as shall be rendered. Grantor will, from time to time, pay the reasonable compensation due to Trustee hereunder and reimburse Trustee for, and save it harmless against, any and all liability and expenses which may be incurred by it in the performance of its duties.

         _ Retention of Moneys: All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law) and Trustee shall be under no liability for interest on any moneys received by it hereunder.

         _ Successor Trustees: Trustee may resign by the giving of sixty (60) days written notice of such resignation in recordable form to Beneficiary. If Trustee shall resign or become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason and without cause, Beneficiary shall prefer to appoint a substitute trustee or trustees to act instead of the aforenamed Trustee, or any successor or substitute trustee, Beneficiary shall have full power to appoint a substitute trustee or trustees and, if preferred, several substitute trustees in succession who shall succeed to all the estates, properties, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent or officer of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of the corporation. Such appointment shall be duly recorded in the appropriate real estate records at any time before or, if permitted by applicable law, upon sale of Mortgaged Property by the successor appointed thereby. Grantor hereby ratifies and confirms any and all acts which the aforementioned Trustee, or his successor or successors in this trust, lawfully does by virtue hereof. Grantor shall reimburse Beneficiary and/or Trustee for any Expenses incurred pursuant to the provisions of this Section 9.4.

         _ Perfection of Appointment: Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such new Trustee such estates, rights, powers and duties, then, upon request by such Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor and Grantor shall pay for any Expenses incurred by Trustee pursuant to this Section 9.5.

         _ Succession Instruments: Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the successor Trustee, the Trustee ceasing to act shall execute and deliver an instrument in recordable form transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the successor Trustee so appointed in its place.

         _ No Representation by Trustee: By accepting or approving anything required to be observed, performed or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Trustee or Beneficiary.

         _ Individual Beneficiary:

                              Individual Beneficiary has been designated as co-Beneficiary hereunder so that if the State is a state in which, under any present or future law, NNA may be deemed to be incompetent or unqualified to enforce its rights for itself and as agent for the Secured Creditors because it is deemed to be acting as trustee for the Secured Creditors under State law, then all the acts required to be performed in such jurisdiction, in the enforcement of Beneficiary's rights hereunder, shall and will be performed by Individual Beneficiary, acting alone. Therefore, notwithstanding any other term or provision hereof or in any Loan Document to the contrary, NNA alone shall have and exercise the rights and powers granted herein and in each of the Loan Documents and shall be charged with the performance of the duties herein and therein declared on the part of Beneficiary to be had and exercised or to be performed; provided, however, that if NNA deems it necessary or desirable for Individual Beneficiary to act in a State, Individual Beneficiary shall have and exercise the rights and powers granted herein and therein and shall be charged with the performance of the duties herein and therein declared on the part of Beneficiary to be had and exercised or to be performed, but only in such particular jurisdiction. The foregoing shall not relieve NNA from any liability or obligation of Beneficiary to any party under the Loan Documents.

                              Individual Beneficiary may execute and deliver, on behalf of NNA, any writing, document or instrument which NNA directs Individual Beneficiary to execute and deliver, including, without limitation, any writing, document or instrument of a purely ministerial nature.

                              No action taken under this Section shall release Beneficiary from its obligations hereunder or under the Loan Documents.

                              The authority granted Individual Beneficiary hereby shall not give Individual Beneficiary any rights under any of the Loan Documents, except as expressly set forth in this Section 9.8.

         _ Individual Trustees: Individual Trustees have been designated hereunder so that (i) if the State is Colorado, and Trustee is deemed to be incompetent or unqualified to enforce its rights for itself and as trustee for the Secured Creditors, then all the acts required to be performed in such State, in the enforcement of Trustee's rights hereunder, shall and will be performed by Colorado Public Trustee, acting alone; and (ii) if the State is Texas, and Trustee is deemed to be incompetent or unqualified to enforce its rights for itself and as trustee for the Secured Creditors, then all the acts required to be performed in such State, in the enforcement of Trustee's rights hereunder, shall and will be performed by the Texas Individual Trustee, acting along. The Colorado Public Trustee's authority in the State of Colorado is to be governed by the statutes in that state.

         _ Mortgage States: Notwithstanding anything to the contrary in this Deed of Trust, the provisions of this Article IX regarding the Trustee shall not apply to any portion of the Mortgaged Property located within a Mortgage State.

                               ARTICLE ________`_

                                  MISCELLANEOUS

         _ Performance at Grantor's Expense: The cost and expense of performing or complying with any and all of the Obligations shall be borne solely by the Grantor, and no portion of such cost and expense shall be, in any way or to any extent, credited against any installment on or portion of the Secured Indebtedness which may be payable by the Grantor pursuant to the Loan Documents.

         _ Survival of Obligations: Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loans called for therein and shall continue in full force and effect with respect to Grantor until the Obligations shall have been paid, performed and satisfied in full, and all of the Commitments have been terminated and all of the Letters of Credit shall have been canceled and returned to the Issuing Bank and the Facility Termination Date shall have occurred.

         _ Further Assurances: Grantor, upon the request of Trustee or Beneficiary, will execute, acknowledge, and record and/or file such further instruments and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purpose of the Loan Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the then Mortgaged Property.

         _ Recording and Filing: Grantor will cause this Deed of Trust and all amendments and supplements thereto and supplements therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as required by applicable law or as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         _ Notice: Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address, telefacsimile number or telex number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram or telefacsimile or telex, respectively (where the receipt of such message is verified by return), or (iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, telex number or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                              if to the Grantor:

                              Windmere-Durable Holdings, Inc.
                              5980 Miami Lakes Drive
                              Miami Lakes, Florida 33014
                              Attention:        Chief Financial Officer
                              Telephone:        (305) 362-2611
                              Telefacsimile: (305) 364-0635

                              if to the Beneficiary:

                              NationsBank, National Association
                              Independence Center, 15th Floor
                              NC1-001-15-04
                              Charlotte, North Carolina  28255
                              Attention:        Cindy Harmon
                                                         Agency Services
                              Telephone:        (704) 386-8451
                              Telefacsimile:    (704) 386-9923

                              with a copy to:

                              NationsBank, National Association
                              NationsBank Tower
                              100 Southeast 2nd Street, 14th Floor
                              Miami, Florida 33131
                              Attention:        Corporate Finance
                              Telephone:        (305) 533-2418
                              Telefacsimile:    (305) 533-2437

                              If to the Trustee:

                              First American Title Insurance Company
                              4540 California Avenue, Suite 100
                              Bakersfield, California 93309

                              If to the Colorado Public Trustee:

                              Public Trustee for the State of Colorado
                              450 So. 4th Avenue
                              Brighton, Colorado

                              If to the Texas Individual Trustee:

                              Michael F. Hord
                              901 Main Street
                              68th Floor
                              NationsBank Plaza
                              Dallas, Texas 75202

         _ No Waiver; Remedies: The Beneficiary's failure, at any time or times hereafter, to require strict performance by the Grantor of any provision of this Deed of Trust shall not waive, affect or diminish any right of the Beneficiary or Trustee thereafter to demand strict compliance and performance therewith, and the Beneficiary's or Trustee's single or partial exercise of any right, remedy, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers or privileges herein provided are cumulative and not exclusive of any rights, remedies, powers or privileges provided by applicable Legal Requirements. Any suspension or waiver by the Beneficiary or Trustee of a default by the Grantor under this Deed of Trust or under any of the other Loan Documents shall not suspend, waive or affect any other default thereunder, whether the same is prior or subsequent thereto and whether of the same or of a different kind of character. None of the undertakings, agreements, warranties, covenants and representations of the Grantor contained in this Deed of Trust and no default by the Grantor under this Deed of Trust shall be deemed to have been suspended or waived unless such suspension or waiver is in writing signed by an officer of the Beneficiary, and directed to the Grantor specifying such suspension or waiver.

         _ Beneficiary's and Secured Creditors' Right to Perform the
Obligations:

                              If Grantor shall fail, refuse or neglect to make any payment or perform any act required of it by the Deed of Trust (including the Grantor's obligation under Section 4.3 hereof to defend the first lien status of this Deed of Trust), then at any time thereafter, upon reasonable notice to Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter upon or in the Land and Buildings for such purpose and to take all such action thereon and with respect to the Mortgaged Property as it may deem reasonably necessary or appropriate. In its exercise of its rights under this Section 10.7, if Beneficiary shall elect to pay any Imposition or other sums due with reference to the Mortgaged Property, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof subject to any other applicable terms and provisions set forth herein. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Beneficiary shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same subject to any other applicable terms and provisions set forth herein. GRANTOR SHALL INDEMNIFY BENEFICIARY FOR ALL LOSSES, EXPENSES, DAMAGE, CLAIMS AND CAUSES OF ACTION,

         INCLUDING REASONABLE ATTORNEY'S FEES, INCURRED OR ACCRUING BY REASON OF ANY ACTS PERFORMED BY BENEFICIARY PURSUANT TO THE PROVISIONS OF THIS
         SECTION 10.7. ALL SUMS PAID BY BENEFICIARY PURSUANT TO THIS SECTION
         10.7 AND ALL OTHER SUMS EXPENDED BY BENEFICIARY TO WHICH IT SHALL BE ENTITLED TO BE INDEMNIFIED, TOGETHER WITH INTEREST THEREON AT THE DEFAULT RATE FROM THE DATE OF SUCH PAYMENT OR EXPENDITURE, SHALL CONSTITUTE ADDITIONS TO THE OBLIGATIONS, AND SHALL BE SECURED BY THE LOAN DOCUMENTS AND GRANTOR COVENANTS AND AGREES TO PAY THEM TO THE ORDER OF BENEFICIARY UPON DEMAND. THE FOREGOING INDEMNITY SHALL INCLUDE WITHOUT LIMITATION OF THE FOREGOING INDEMNITY, THE INDEMNITY OF EACH OF THE PARTIES INDEMNIFIED HEREIN WITH RESPECT TO CLAIMS, DEMANDS, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES) LIABILITIES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) AND MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE (WHETHER SOLE, CONTRIBUTORY, COMPARATIVE, OR OTHERWISE) OF SUCH AND/OR ANY OTHER INDEMNIFIED PARTY OR FOR WHICH SUCH INDEMNIFIED PARTY MAY HAVE STRICT LIABILITY.

                              Any reference in this Deed of Trust to amounts advanced by or owed to Beneficiary shall be deemed to refer equally to amounts advanced by or owed to the Trustee or the Secured Creditors, and wherever Beneficiary is required or permitted to advance funds, such funds may be advanced by the Trustee or the Secured Creditors with the same effect as if advanced by Beneficiary.

         _ Covenants Running with the Land: All Obligations are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Property until such Mortgaged Property has been released from the lien of this Deed of Trust.

         _ Successors and Assigns: All of the terms of this Deed of Trust shall apply to, be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         _ Severability: This Deed of Trust is intended to be performed in accordance with, and only to the extent permitted by, applicable Legal Requirements. If any provision of this Deed of Trust or the application thereof to any person or circumstance shall, for any reasons and to any extent, be invalid or unenforceable, then neither the remainder of this Deed of Trust nor the application of such provision to other persons or circumstances nor the other instruments referred to above shall be affected thereby, but rather shall be enforced to the greatest extent permitted by applicable law.

         _ Entire Agreement and Modification:

                              The Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. This Deed of Trust may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party. In the event of a conflict between the covenants contained herein and the covenants contained in the Credit Agreement, the more specific covenants contained herein shall govern with respect to the Mortgaged Property.

                              If any court disregards the express, specific intent and agreement of the parties that Florida law shall apply to the Obligations, as described in Section 10.12 below, and proceeds to apply Texas law, the following provision shall apply: A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED EXCEEDS $50,000.00 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS HEREOF) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY THE GRANTOR, AND BENEFICIARY (OR GRANTOR FOR THE BENEFIT OF BENEFICIARY) REPRESENT THE FINAL AGREEMENT BETWEEN THE GRANTOR AND BENEFICIARY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS PARAGRAPH IS INCLUDED HEREIN PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, AS AMENDED FROM TIME TO TIME.

         _ APPLICABLE LAW: THE PARTIES TO THIS DEED OF TRUST AGREE THAT THEIR RIGHTS AND OBLIGATIONS UNDER THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS-OF LAW RULES AND PRINCIPLES THEREOF. THE PARTIES FURTHER AGREE AND STIPULATE THAT THIS DEED OF TRUST AND THE LOAN DOCUMENTS WERE

NEGOTIATED PRIMARILY IN NEW YORK. NOTWITHSTANDING THE FOREGOING, THE PARTIES AGREE THAT:

                              THE PROCEDURES GOVERNING THE ENFORCEMENT BY
         BENEFICIARY OF THE PROVISIONAL REMEDIES AGAINST GRANTOR, INCLUDING BY WAY OF ILLUSTRATION BUT NOT LIMITATION, ACTIONS FOR REPLEVIN, FOR CLAIM AND DELIVERY OF PROPERTY, FOR INJUNCTIVE RELIEF OR FOR THE APPOINTMENT OF A RECEIVER AND THE REQUIREMENTS NECESSARY TO CREATE OR GRANT, PERFECT OR FORECLOSE ON, OR DETERMINE THE PRIORITY OF, THE LIEN AND SECURITY INTEREST OF THIS DEED OF TRUST, SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED;

                              OTHER THAN AS SET FORTH IN SUBSECTION (A) ABOVE, TRUSTEE AND BENEFICIARY SHALL COMPLY WITH THE APPLICABLE LAW OF THE STATE, TO THE EXTENT REQUIRED IN CONNECTION WITH THE POWER OF SALE OR THE FORECLOSURE OF THE SECURITY INTERESTS AND LIENS CREATED HEREBY PROVIDED, HOWEVER, THAT THIS SUBSECTION SHALL IN NO EVENT BE CONSTRUED TO PROVIDE THAT THE SUBSTANTIVE LAW OF SUCH STATE SHALL APPLY TO THE OBLIGATIONS SECURED BY THIS DEED OF TRUST WHICH ARE AND SHALL CONTINUE TO BE GOVERNED BY THE SUBSTANTIVE LAW OF NEW YORK. THE PARTIES FURTHER AGREE THAT BENEFICIARY MAY ENFORCE ITS RIGHTS UNDER THIS DEED OF TRUST AND THE LOAN DOCUMENTS, INCLUDING BUT NOT LIMITED TO, ITS RIGHT TO SUE THE GRANTOR, TO COLLECT ANY OUTSTANDING INDEBTEDNESS OR TO OBTAIN A JUDGMENT FOR ANY DEFICIENCY FOLLOWING FORECLOSURE, IN ACCORDANCE WITH THE LAWS OF NEW YORK. NOTHING IN THE FOREGOING SHALL BE CONSTRUED TO PROVIDE THAT THE SUBSTANTIVE LAW OF THE STATE, INCLUDING WITHOUT LIMITATION THE PROVISIONS OF SECTIONS 580A, 580B, 580D AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE (REGARDLESS OF WHETHER SAID SECTIONS OF THE CALIFORNIA CODE ARE DEEMED TO BE PROCEDURAL OR SUBSTANTIVE) WITH RESPECT TO THE APPLICABLE PORTION OF THE MORTGAGED PROPERTY LOCATED IN CALIFORNIA, SHALL APPLY TO THE OBLIGATIONS SECURED BY OR EVIDENCED BY THIS DEED OF TRUST AND THE LOAN DOCUMENTS;

                              GRANTOR HEREBY ACKNOWLEDGES, WARRANTS AND
         REPRESENTS THAT IT IS SOPHISTICATED, KNOWLEDGEABLE AND EXPERIENCED IN COMMERCIAL TRANSACTIONS SIMILAR TO THE TRANSACTION EMBODIED IN THIS DEED OF TRUST AND THE LOAN DOCUMENTS; GRANTOR HAS BEEN FULLY,

         COMPLETELY AND ADEQUATELY REPRESENTED AND ADVISED BY COMPETENT COUNSEL AND OTHER CONSULTANTS RETAINED FOR SUCH PURPOSES IN CONNECTION WITH ALL ASPECTS (INCLUDING BUSINESS AND LEGAL) OF THE TRANSACTIONS UNDER THIS DEED OF TRUST AND THE LOAN DOCUMENTS; ALL PARTIES TO SUCH TRANSACTION HAVE EQUAL BARGAINING STRENGTH; AND, BASED ON THE FOREGOING, THE PARTIES HAVE SELECTED THE LAW OF THE STATE OF NEW YORK TO GOVERN THIS DEED OF TRUST AND THE LOAN DOCUMENTS AS HEREIN SPECIFIED; AND

                              TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE TERMS AND CONDITIONS IMPLIED IN MORTGAGES BY VIRTUE OF ANY PRESENT OR FUTURE STATUTE IN FORCE IN NEW YORK SHALL FOR THE PURPOSES OF THIS DEED OF TRUST BE NEGATED OR VARIED ONLY SO FAR AS THEY ARE INCONSISTENT WITH THE TERMS AND CONDITIONS HEREOF AND ARE OTHERWISE HEREBY VARIED SO AS TO BECOME CONSISTENT WITH THIS DEED OF TRUST.

         _ No Partnership; Control in Grantor: Except to the extent occurring as a matter of law (a) nothing contained in this Deed of Trust is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, joint venture, or association between Grantor, Trustee and Beneficiary, or in any way make Beneficiary or Trustee co-principals with Grantor with reference to all or any portion of the Mortgaged Property, and any inferences to the contrary are hereby expressly negated; (b) notwithstanding anything contained herein which may be to the contrary, this Deed of Trust, the Loan Documents, any agreement, deed of trust or other document referred to herein by reference, whether specifically or generally, and the transactions contemplated hereby do not and will not constitute or create indirect, actual or practical ownership of the Mortgaged Property or Grantor by Beneficiary, or control, affirmative or negative, direct or indirect, by Beneficiary over the programming, management, or any other aspect of the day-to-day operation of the Mortgaged Property or Grantor, which control remains in Grantor, its shareholders and board of directors; and (c) Beneficiary's activities in connection with this Deed of Trust and the Loan Documents shall not be "outside the scope of the activities of a lender of money" within the meaning of any applicable statutes, as amended or recodified from time to time, and Beneficiary does not intend to ever assume any responsibility to any person for the quality, suitability, safety or condition of the Mortgaged Property. Beneficiary shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any person or property arising from any construction, or occupancy or use of, any of the Mortgaged Property, whether caused by or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements-thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Grantor or any of its agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on any of the Mortgaged Property or any fire, flood or other casualty or hazard thereon; (iv) the failure of Grantor, any of its licensees, employees, invitees, agents, independent contractors or other representatives to maintain the Mortgaged Property in a safe condition; and (v) any nuisance made or suffered on any part of the Mortgaged Property.

         _ Headings: The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

         _ Hold Harmless: NEITHER TRUSTEE, BENEFICIARY NOR SECURED CREDITORS SHALL BE OBLIGATED TO PERFORM OR DISCHARGE, NOR DO ANY OF THEM HEREBY UNDERTAKE TO PERFORM OR DISCHARGE, ANY OBLIGATION, DUTY OR LIABILITY WITH RESPECT TO THE MORTGAGED PROPERTY UNDER OR BY REASON OF THIS DEED OF TRUST OR ANY OF THE LOAN DOCUMENTS, AND GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY TRUSTEE, BENEFICIARY AND EACH SECURED CREDITOR FOR AND TO HOLD TRUSTEE, BENEFICIARY AND EACH SECURED CREDITOR HARMLESS FROM ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH THEY MAY OR MIGHT INCUR WITH RESPECT TO THE MORTGAGED PROPERTY OR UNDER OR BY REASON OF THIS DEED OF TRUST OR ANY OF THE LOAN DOCUMENTS AND FROM ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST THEM BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON THEIR PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS RELATING TO THE MORTGAGED PROPERTY. SHOULD TRUSTEE, BENEFICIARY OR ANY SECURED CREDITOR INCUR ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING ALL ATTORNEYS' FEES AND COSTS AND EXPENSES ASSOCIATED WITH ACTIONS TAKEN BY TRUSTEE BENEFICIARY OR ANY SUCH SECURED CREDITOR IN DEFENSE THEREOF, OR OTHERWISE IN PROTECTING THEIR INTERESTS HEREUNDER, SHALL BE SECURED HEREBY, AND GRANTOR COVENANTS AND AGREES TO REIMBURSE TRUSTEE, BENEFICIARY OR ANY SUCH SECURED CREDITOR THEREFOR IMMEDIATELY UPON DEMAND. THE FOREGOING INDEMNITY SHALL INCLUDE WITHOUT LIMITATION OF THE FOREGOING INDEMNITY, THE INDEMNITY OF EACH OF THE PARTIES INDEMNIFIED HEREIN WITH RESPECT TO CLAIMS, DEMANDS, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES) LIABILITIES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COURT COSTS) AND MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE (WHETHER SOLE, CONTRIBUTORY, COMPARATIVE, OR OTHERWISE) OF SUCH AND/OR ANY OTHER INDEMNIFIED PARTY OR FOR WHICH SUCH INDEMNIFIED PARTY MAY HAVE STRICT LIABILITY.

         _ Pronouns and Plurals: All pronouns used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require, and the singular form of nouns, pronouns and verbs shall include the plural, and vice versa, whichever the context may require.

         _ WAIVER OF TRIAL BY JURY: TO THE EXTENT PERMITTED UNDER THE LAWS OF THE STATE IN WHICH THE APPLICABLE PORTION OF THE MORTGAGED PROPERTY IS SITUATED, GRANTOR AND THE BENEFICIARY EACH HEREBY WAIVES AND SHALL WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS DEED OF TRUST.

         _ Assignment: Beneficiary may assign or transfer all or any portion of its rights under this Deed of Trust.

         _ No Merger: So long as this Deed of Trust is an encumbrance upon the Mortgaged Property, there shall be no merger of the interest of any lessor or any lessee under any Lease or sublease.

         _ Enforceability of Lien: In the event that any part of the Obligations cannot be lawfully secured by this Deed of Trust, or the lien or security interest hereof cannot be lawfully enforced to pay any part of the Obligations, then and in either such event, at the option of Beneficiary, all payments on the Obligations shall be deemed to have been first applied against the unsecured part of the Obligations.

         _ Knowledge: Whenever referenced in this Deed of Trust, the "knowledge" or "best knowledge" of Grantor shall include the knowledge of its parent corporations, if any, and its Subsidiaries, if any.

         _ Best Efforts: Whenever referenced in this Deed of Trust, the term "best efforts" shall not be interpreted as requiring the expenditure of unreasonable sums of money, in view of the objectives sought.

         _ Usury Savings Clause:

                              Nothing contained herein or in the Loan Documents shall be deemed to require the payment of interest or other charges by the Grantor in excess of the amount Beneficiary and the Secured Creditors may lawfully charge under the applicable usury laws (the "Highest Lawful Rate"). In the event Beneficiary shall collect monies which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of Beneficiary, be returned to the Grantor or credited against the principal balance of any Obligation secured hereby then outstanding.

                              If any court disregards the express, specific intent and agreement of the parties that New York law shall apply to the Obligations, as described in Section 10.12 above, and proceeds to apply Texas law, then in determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Grantor and the Beneficiary shall (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effect thereof; and (c) spread the total amount of interest throughout the entire contemplated term of the Notes; provided that, if the Notes are paid and performed in full prior to the end of the full contemplated term of the Notes, and if the interest received by the Beneficiary and the Secured Creditors for the actual period of existence of the Notes exceeds the Highest Lawful Rate, the Beneficiary and the Secured Creditors shall refund to the Grantor the amount of such excess, and, in such event, neither the Beneficiary nor Secured Creditors shall be subject to any penalties provided by any laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate. To the extent that the Beneficiary and the Secured Creditors are relying at Article 5069-1.04, as amended, of the Revised Civil Statutes of Texas to determine the Highest Lawful Rate, the Beneficiary and Secured Creditors will use the indicated "weekly ceiling" from time to time in effect as provided in Chapter 303 (including without limitation, Sections 303.301, 303.304, 303.305 and 303.306) of the Texas Finance Code, as amended. To the extent United States federal law permits the Beneficiary and Secured Creditors to contract for, charge or receive a greater amount of interest, the Beneficiary and Secured Creditors will rely on the United States federal law instead of Article 5069-1.04, as amended, for the purpose of determining the Highest Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, the Beneficiary may, at its option and from time to time, implement any other method of computing the Highest Lawful Rate under Article 5069-1.04, as amended, or under other applicable law, by giving the Grantor the notice required by applicable law now or hereafter in effect. In no event shall the provisions of Ch. 15 of Article 5069 of the Revised Civil Statutes of Texas (which regulates certain revolving credit loan accounts and revolving tri-party accounts) apply to the Loan. The terms and provisions of this paragraph 10.23 shall control and supersede every other provision of all agreements between the Grantor, the Beneficiary and Secured Creditors in the event of a conflict in such provisions.

         _ Payment of Prior Encumbrances: If any or all of the proceeds of the Obligations (including, without limitation the Secured Indebtedness) have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property or to satisfy any indebtedness or obligation secured by a lien or encumbrance of any kind (including liens securing the payment of any Impositions), such proceeds have been advanced by Beneficiary at Grantor's request, and, to the extent of such funds so used, the Obligations (including without limitation the Secured Indebtedness) in this Deed of Trust shall be subrogated to and extend to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property to secure the indebtedness or obligation so extinguished, paid, extended or renewed, and the former rights, claims, liens, title and interests, if any, shall not be waived but rather shall be continued in full force and effect and in favor of the Beneficiary and shall be merged with the lien and security for the repayment of and satisfaction of the Obligations (including without limitation the repayment of all Secured Indebtedness).

         TO THE EXTENT THE APPLICABLE PORTION OF THE MORTGAGED PROPERTY IS SITUATED IN THE STATE OF CALIFORNIA GRANTOR HEREBY

REQUESTS THAT A COPY OF ANY NOTICE OF DEFAULT AND NOTICE OF SALE AS MAY BE REQUIRED BY LAW BE MAILED TO GRANTOR AT THE ABOVE ADDRESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED.

         Grantor hereby acknowledges that it has received a copy of this Deed of Trust free of charge.

         _ Waiver: To the extent the applicable portion of the Mortgaged Property is situated in the State of Colorado, Grantor waives and renounces all homestead and similar exemption rights with respect to the Mortgaged Property provided for by the Constitution and laws of the United States and/or the State of Colorado as against the collection of the Obligations, or any part thereof.

         WITNESS THE EXECUTION OF THIS CREDIT LINE DEED OF TRUST, MORTGAGE, OPEN-END MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, LEASEHOLD MORTGAGE, OPEN-END LEASEHOLD MORTGAGE, LEASEHOLD DEED OF TRUST, LEASEHOLD DEED TO SECURE DEBT, SECURITY AGREEMENT, FIXTURE FINANCING STATEMENT, ASSIGNMENT OF LEASES AND RENTS AND FINANCING STATEMENT as of the date first above written.


                                              WINDMERE-DURABLE HOLDINGS, INC.
                                                a Florida corporation


                                              By:                          SEAL)
                                                 --------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------


                                              Attest:                      SEAL)
                                                     ----------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------



                                                               (CORPORATE SEAL)

SIGNED, SEALED AND DELIVERED
  IN THE PRESENCE OF:



Print Name:___________________



Print Name:___________________

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State of North Carolina           )
                                  ) ss.
County of         Mecklenburg     )

         On this ____ day of ________, in the year 1998, before me personally came _________________ and ____________________ in the County of Mecklenburg,
North Carolina, personally known to me or proved to me on the basis of satisfactory evidence to be the persons who executed the within instrument as the ___________ _________ and ___________ of WINDMERE-DURABLE HOLDINGS, INC.,
the corporation described in and which executed the within instrument, and acknowledged to me that said corporation executed the within instrument pursuant to a resolution of its board of directors.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and the year in this certificate first above written.




                                              ---------------------------------
                                              Name:


                                              My Commission Expires:


                                                          (AFFIX NOTARIAL SEAL)

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                                    EXHIBIT A

                            Land or Encumbered Leases




                                      O-69
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                                    EXHIBIT B

                  Fee Owner of Land Underlying Encumbered Lease

                                 Not Applicable



                                      O-70
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                                    EXHIBIT P

                       FORM OF BORROWER'S COUNSEL OPINION



                                      O-71
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                                  Schedule 1.1

                           Material Leased Facilities

                                  Schedule 1.2

                               Material Contracts

                                  Schedule 1.3

                           Existing Letters of Credit

                                  Schedule 1.4

                             Approved Stock Options

                                  Schedule 5.6

                             Collateral Information

                                  Schedule 8.4

                  Subsidiaries and Investments in Other Persons

                                 Schedule 8.6(c)

                           Consolidated Balance Sheets

                                 Schedule 8.6(d)

                     Indebtedness and Contingent Obligations

                                  Schedule 8.7

                                      Liens

                                  Schedule 8.10

                                   Litigation

                                  Schedule 8.13

                          Intellectual Property Matters